As filed with the U.S. Securities and Exchange Commission on April 24, 2009

Registration No. 333-126668

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-6

SEC File No 811-5130

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

POST EFFECTIVE AMENDMENT NO. 5 [X]

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO. 15 [X]

John Hancock Life Insurance Company (U.S.A.) SEPARATE ACCOUNT N

(Exact Name of Registrant)

John Hancock Life Insurance Company (U.S.A.)

(Name of Depositor)

197 Clarendon Street

Boston, MA 02116

(Complete address of depositor’s principal executive offices)

Depositor’s Telephone Number: 617-572-6000

JAMES C. HOODLET, ESQ.

John Hancock Life Insurance Company (U.S.A.)

U.S. INSURANCE LAW

JOHN HANCOCK PLACE

BOSTON, MA 02117

(Name and complete address of agent for service)

It is proposed that this filing will become effective (check appropriate box)

[ ]	immediately upon filing pursuant to paragraph (b) of Rule 485
[X]	on May 1, 2009 pursuant to paragraph (b) of Rule 485
[ ]	60 days after filing pursuant to paragraph (a) (1) of Rule 485
[ ]	on (date) pursuant to paragraph (a) (1) of Rule 485

If appropriate check the following box

[ ]	this post-effective amendment designates a new effective date for a previously filed amendment

Pursuant to the provisions of Rule 24f-2, Registrant has registered an indefinite amount of the securities under the Securities Act of 1933.

Prospectus dated May 1, 2009

for interests in

Separate Account N

Interests are made available under

CORPORATE VUL

a flexible premium variable universal life insurance policy issued by

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

(“John Hancock USA”)

The policy provides a fixed account option with fixed rates of return declared by John Hancock USA and the following investment accounts:

500 Index B	Financial Services	Money Market B
Active Bond	Franklin Templeton Founding Allocation	Natural Resources
All Cap Core	Fundamental Value	Optimized All Cap
All Cap Growth	Global	Optimized Value
All Cap Value	Global Allocation	Overseas Equity
Alpha Opportunities	Global Bond	Pacific Rim
American Asset Allocation	Global Real Estate	PIMCO VIT All Asset
American Blue Chip Income and Growth	Health Sciences	Real Estate Securities
American Bond	High Yield	Real Return Bond
American Diversified Growth and Income	International Core	Science & Technology
American Fundamental Holdings	International Equity Index B	Short-Term Bond
American Global Diversification	International Opportunities	Small Cap Growth
American Growth	International Small Cap	Small Cap Index
American Growth-Income	International Value	Small Cap Opportunities
American International	Investment Quality Bond	Small Cap Value
American New World	Large Cap	Small Company Value
Balanced	Large Cap Value	Strategic Bond
Blue Chip Growth	Lifestyle Aggressive	Strategic Income
Capital Appreciation	Lifestyle Balanced	Total Bond Market B
Capital Appreciation Value	Lifestyle Conservative	Total Return
Core Allocation Plus	Lifestyle Growth	Total Stock Market Index
Core Bond	Lifestyle Moderate	U.S. Government Securities
Core Strategy	Mid Cap Index	U.S. High Yield Bond
Disciplined Diversification	Mid Cap Intersection	Utilities
Emerging Small Company	Mid Cap Stock	Value
Equity-Income	Mid Value

* * * * * * * * * * * *

Please note that the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

GUIDE TO THIS PROSPECTUS

This prospectus is arranged in the following way:

•	Starting on the next page is a Table of Contents for this prospectus.

•

The section after the Table of Contents is called “Summary of Benefits and Risks.” It contains a summary of the benefits available under the policy and of the principal risks of purchasing the policy. You should read this section before reading any other section of this prospectus.

•	Behind the Summary of Benefits and Risks section is a section called “Fee Tables” that describes the fees and expenses you will pay when buying, owning and surrendering the policy.

•

Behind the Fee Tables section is a section called “Detailed Information.” This section gives more details about the policy. It may repeat certain information contained in the Summary of Benefits and Risks section in order to put the more detailed information in proper context.

•

Finally, on the back cover of this prospectus is information concerning the Statement of Additional Information (the “SAI”) and how the SAI, personalized illustrations and other information can be obtained.

Prior to making any investment decisions, you should carefully review this product prospectus and all applicable supplements. In addition, you will receive the prospectuses for the underlying funds that we make available as investment options under the policies. The funds’ prospectuses describe the investment objectives, policies and restrictions of, and the risks relating to, investment in the funds. In the case of any of the portfolios that are operated as feeder funds, the prospectus for the corresponding master fund is also provided. If you need to obtain additional copies of any of these documents, please contact your John Hancock USA representative or contact our Service Office at the address and telephone number on the back page of this product prospectus.

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SUMMARY OF BENEFITS AND RISKS

The nature of the policy

The policy’s primary purpose is to provide lifetime protection against economic loss due to the death of the insured person. The policy is unsuitable as a short-term savings vehicle because of the substantial policy-level charges. We are obligated to pay all amounts promised under the policy. The value of the amount you have invested under the policy may increase or decrease daily based on the investment results of the investment accounts that you choose. The amount we pay to the policy’s beneficiary upon the death of the insured person (we call this the “death benefit”) may be similarly affected. That’s why the policy is referred to as a “variable” life insurance policy. We call the investments you make in the policy “premiums” or “premium payments.” The amount we require as your first premium depends upon the specifics of your policy and the insured person. Except as noted in the “Detailed Information” section of this prospectus, you can make any other premium payments you wish at any time. That’s why the policy is called a “flexible premium” policy.

Summary of policy benefits

Death benefit

When the insured person dies, we will pay the death benefit minus any policy debt and unpaid fees and charges. There are two ways of calculating the death benefit (Option 1 and Option 2). You choose which one you want in the application. The two death benefit options are:

•

Option 1 - The death benefit will equal the greater of (1) the Total Face Amount, or (2) the minimum death benefit (as described under “The minimum death benefit” provision in the “Detailed Information” section of this prospectus).

•	Option 2 - The death benefit will equal the greater of (1) the Total Face Amount plus the policy value on the date of death, or (2) the minimum death benefit.

Surrender of the policy

You may surrender the policy in full at any time. If you do, we will pay you the policy value less any outstanding policy debt. This is called your “net cash surrender value.” You must return your policy when you request a surrender.

If you have not taken a loan on your policy, the “policy value” of your policy will, on any given date, be equal to:

•	the amount you invested,

•	plus any gain or minus any loss of the investment experience of the investment options you’ve chosen,

•	minus all charges we deduct, and

•	minus all withdrawals you have made.

If you take a loan on your policy, your policy value will be computed somewhat differently (see “Effects of policy loans”).

Withdrawals

After the first policy year, you may make a withdrawal of part of your surrender value. Generally, each withdrawal must be at least $500. We reserve the right to charge a fee of up to the lesser of 2% of the withdrawal amount or $25 for each withdrawal. Your policy value is automatically reduced by the amount of the withdrawal and the fee. A withdrawal may also reduce the Total Face Amount (see “Surrender and withdrawals — Withdrawals”). We reserve the right to refuse a withdrawal if it would reduce the net cash surrender value or the Total Face Amount below certain minimum amounts.

Policy loans

If your policy is in full force and has sufficient policy value, you may borrow from it at any time by completing the appropriate form. Generally, the minimum amount of each loan is $500. The maximum amount you can borrow is determined by a formula as described in your policy. Interest is charged on each loan. You can pay the interest or allow it to become part of the outstanding loan balance. You can repay all or part of a loan at any time. If there is an outstanding loan when the insured person dies, it will be deducted from the death benefit. Policy loans permanently affect the calculation of your policy value, and may also result in adverse tax consequences.

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Optional supplementary benefit riders

When you apply for the policy, you can request any of the optional supplementary benefit riders that we make available. Availability of riders varies from state to state. Charges for most riders will be deducted monthly from the policy value. Some riders may not be available in combination with other riders or benefits (see “Other policy benefits, rights and limitations — Optional supplementary benefit riders you can add”).

Investment options

The policy offers a number of investment options, as listed on page 1 of this prospectus. These investment options are subaccounts of Separate Account N (the “Account” or “Separate Account”), a separate account operated by us under Michigan law. There is also a “fixed account” option that provides a fixed rate of return. The variable investment options have returns that vary depending upon the investment results of underlying portfolios. These options are referred to in this prospectus as “investment accounts.” The fixed account and the investment accounts are sometimes collectively referred to in this prospectus as the “accounts.” The investment accounts cover a broad spectrum of investment styles and strategies. Although the portfolios of the series funds that underlie those investment accounts operate like publicly traded mutual funds, there are important differences between the investment accounts and publicly traded mutual funds. You can transfer money from one investment account to another without tax liability. Moreover, any dividends and capital gains distributed by each underlying portfolio are automatically reinvested and reflected in the portfolio’s value and create no taxable event for you. If and when policy earnings are distributed (generally as a result of a surrender or withdrawal), they will be treated as ordinary income instead of as capital gains. Also, you must keep in mind that you are purchasing an insurance policy and you will be assessed charges at the policy level as well as at the fund level. Such policy level charges, in aggregate, are significant and will reduce the investment performance of your policy.

Summary of policy risks

Lapse risk

If the net cash surrender value is insufficient to pay the charges when due, your policy can terminate (i.e. “lapse”). This can happen because you haven’t paid enough premiums or because the investment performance of the investment accounts you’ve chosen has been poor or because of a combination of both factors. You will be given a “grace period” within which to make additional premium payments to keep the policy in effect. If lapse occurs, you may be given the opportunity to reinstate the policy by making the required premium payments and satisfying certain other conditions.

Since withdrawals reduce your policy value, withdrawals increase the risk of lapse. Policy loans also increase the risk of lapse.

Investment risk

As mentioned above, the investment performance of any investment account may be good or bad. Your policy value will rise or fall based on the investment performance of the investment accounts you’ve chosen. Some investment accounts are riskier than others. These risks (and potential rewards) are discussed in detail in the prospectuses of the underlying portfolios.

Transfer risk

There is a risk that you will not be able to transfer your policy value from one investment account to another because of limitations on the dollar amount or frequency of transfers you can make. The limitations on transfers out of the fixed account option are more restrictive than those that apply to transfers out of investment accounts.

Early surrender risk

Depending on the policy value at the time you are considering surrender, there may be little or no surrender value payable to you.

Market timing risk

Investment accounts in variable life insurance products can be a prime target for abusive transfer activity because these products value their investment accounts on a daily basis and allow transfers among investment accounts without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of investment accounts in reaction

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to market news or to exploit a perceived pricing inefficiency. Whatever the reason, long-term investors in an investment account can be harmed by frequent transfer activity since such activity may expose the investment account’s underlying portfolio to increased portfolio transaction costs and/or disrupt the portfolio manager’s ability to effectively manage the portfolio’s investments in accordance with the portfolio’s investment objectives and policies, both of which may result in dilution with respect to interests held for long-term investment.

To discourage disruptive frequent trading activity, we impose restrictions on transfers (see “Transfers of existing policy value”) and reserve the right to change, suspend or terminate telephone, facsimile and internet transaction privileges (see “How you communicate with us”). In addition, we reserve the right to take other actions at any time to restrict trading, including, but not limited to: (i) restricting the number of transfers made during a defined period, (ii) restricting the dollar amount of transfers, and (iii) restricting transfers into and out of certain investment accounts. We also reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the underlying portfolio.

While we seek to identify and prevent disruptive frequent trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive frequent trading and avoiding harm to long-term investors.

Tax risks

Life insurance death benefits are ordinarily not subject to income tax. Other Federal and state taxes may apply as further discussed below. In general, you will be taxed on the amount of lifetime distributions that exceed the premiums paid under the policy. Any taxable distribution will be treated as ordinary income (rather than as capital gains) for tax purposes.

In order for you to receive the tax benefits extended to life insurance under the Internal Revenue Code, your policy must comply with certain requirements of the Code. We will monitor your policy for compliance with these requirements, but a policy might fail to qualify as life insurance in spite of our monitoring. If this were to occur, you would be subject to income tax on the income credited to your policy for the period of disqualification and all subsequent periods. The tax laws also contain a so-called “7 pay limit” that limits the amount of premium that can be paid in relation to the policy’s death benefit. If the limit is violated, the policy will be treated as a “modified endowment contract,” which can have adverse tax consequences. There are also certain Treasury Department rules referred to as the “investor control rules” that determine whether you would be treated as the “owner” of the assets underlying your policy. If that were determined to be the case, you would be taxed on any income or gains those assets generate. In other words, you would lose the value of the so-called “inside build-up” that is a major benefit of life insurance.

There is a tax risk associated with policy loans. Although no part of a loan is treated as income to you when the loan is made (unless your policy is a “modified endowment contract”), surrender or lapse of the policy would result in the loan being treated as a distribution at the time of lapse or surrender. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans and an insured person of advanced age, you might find yourself having to choose between high premium requirements to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws can vary greatly depending upon the circumstances of each owner or beneficiary. There can also be unfavorable tax consequences on such things as the change of policy ownership or assignment of ownership interests. For these and all the other reasons mentioned above, we recommend you consult with a qualified tax adviser before buying the policy and before exercising certain rights under the policy.

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FEE TABLES

This section contains five tables that describe all of the fees and expenses that you will pay when buying and owning the policy. In the first three tables, certain entries show the minimum charge, the maximum charge and the charge for a representative insured person. The charges shown in these tables may not be particularly relevant to your current situation. For more information, contact your John Hancock USA representative. Other entries show only the maximum charge we can assess and are labeled as such. Except where necessary to show a rate greater than zero, all rates shown in the tables have been rounded to two decimal places as required by prospectus disclosure rules. Consequently, the actual rates charged may be slightly higher or lower than those shown in the tables.

The first table below describes the fees and expenses that you will pay at the time that you pay a premium, withdraw policy value, surrender the policy, lapse the policy or transfer policy value between investment accounts. A portion of the premium charge is used to cover premium taxes. Premium taxes vary by jurisdiction and are subject to change. Currently, premium tax levels range from 0% to 3.5%.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Maximum premium charge	Upon payment of premium	7% of each premium paid (currently, 1.5%)
Maximum withdrawal fee	Upon making a withdrawal	The lesser of 2% of the withdrawal amount or $25(1)
Maximum transfer fee	Upon each transfer into or out of an investment account beyond an annual limit of not less than 12	$25 (currently $0)(1)
(1)	This charge is not currently imposed, but we reserve the right to do so in the policy.

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The next two tables describe the charges and expenses that you will pay periodically during the time you own the policy. These tables do not include fees and expenses paid at the portfolio level. Except for the policy loan interest rate and the charge for the Enhanced Cash Value Rider, all of the charges shown in the tables are deducted from your policy value. The second table is devoted only to optional supplementary rider benefits. The charges shown in these tables may not be particularly relevant to your current situation. For more information about the cost of insurance rates and other charges talk to your John Hancock representative.

Periodic Charges Other Than Fund Operating Expenses
	When Charge is Deducted	Amount Deducted
Charge		Guaranteed Rate	Current Rate
Cost of insurance charge(1)	Monthly
Minimum charge		$0.07 per $1,000 of NAR	$0.05 per $1,000 of NAR
Maximum charge		$83.33 per $1,000 of NAR	$83.33 per $1,000 of NAR
Charge for representative		$0.38 per $1,000 of NAR	$0.13 per $1,000 of NAR
insured person
Face Amount charge(2)	Monthly for 10 policy years from the Policy Date
Minimum charge		$0.09 per $1,000 of Base Face Amount in policy years 1-10	$0.09 per $1,000 of Base Face Amount in policy years 1-3
$0.06 per $1,000 of Base Face Amount in policy years 4-6
$0.03 per $1,000 of Base Face Amount in policy years 7-10
Maximum charge		$1.08 per $1,000 of Base Face Amount in policy years 1-10	$1.08 per $1,000 of Base Face Amount in policy years 1-3
$0.72 per $1,000 of Base Face Amount in policy years 4-6
$0.36 per $1,000 of Base Face Amount in policy years 7-10
Charge for representative insured person		$0.28 per $1,000 of Base Face Amount	$0.28 per $1,000 of Base Face Amount in policy years 1-3
$0.19 per $1,000 of Base Face Amount in policy years 4-6
$0.09 per $1,000 of Base Face Amount in policy years 7-10
Administrative charge	Monthly	$12	$9
Asset-based risk charge(3)	Monthly	0.08% of policy value in policy years 1-10	0.03% of policy value in policy years 1-10
		0.03% of policy value in policy year 11 and thereafter	0.004% of policy value in policy year 11 and thereafter
Maximum policy loan interest rate(4)	Accrues daily Payable annually	3.75%	3.75%
(1)	The cost of insurance charge is determined by multiplying the amount of insurance for which we are at risk (the net amount at risk or “NAR”) by the applicable cost of insurance rate. The rates vary widely depending upon the length of time the policy has been in effect, the insurance risk characteristics of the insured person and (generally) the gender of the insured person. The minimum rate shown in the table is the rate in the first policy year for a policy issued to cover a 15 year old female preferred underwriting risk. The maximum rate shown in the table at both guaranteed and current rates is the rate in the first policy year for a policy issued to cover a 90 year old male substandard smoker underwriting risk. This includes the so-called extra mortality charge. The representative insured person referred to in the table is a 45 year old male standard non-smoker underwriting risk with a policy in the first policy year.

(2)	This charge is determined by multiplying the Base Face Amount at issue by the applicable rate. The rates vary by the sex and issue age of the insured person and duration (Policy Year). The minimum rate shown in the table is for a 15 year old female. The maximum rate shown in the table is for a 90 year old male. The representative insured person referred to in the table is a 45 year old male.

(3)	This charge only applies to that portion of policy value held in the investment accounts. The charge determined does not apply to any fixed account.

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(4)	3.75% is the maximum effective annual interest rate we can charge and applies only during policy years 1-10. The effective annual interest rate is 3.00% thereafter (although we reserve the right to increase the rate after the tenth policy year to as much as 3.25%). The amount of any loan is transferred from the accounts to a special loan account which earns interest at an effective annual rate of 3.00%. Therefore, the cost of a loan is the difference between the loan interest we charge and the interest we credit to the special loan account.

Rider Charges
Charge	When Charge is Deducted	Amount Deducted
Enhanced Cash Value Rider	Upon payment of premium	0.5% of premium paid in the first 7 policy years, up to the Limiting Premium (1) for each policy year stated in the Policy Specifications page of the policy.
Change of Life Insured Rider	At exercise of benefit	$250
Overloan Protection Rider (2)	At exercise of benefit
Minimum charge		0.04%
Maximum charge		8.00%
(1)	The “Limiting Premium” is an amount determined by multiplying the Base Face Amount at issue by an applicable rate which varies by the sex and issue age of the insured person. The minimum rate is for a 15-year old female and is $17.90 per $1000 of Base Face Amount. The maximum rate is for a 90-year old male and is $216.26 per $1,000 of Base Face Amount. The rate for a representative insured person is for a 45 year old male and is $56.49 per $1000 of Base Face Amount. Thus, for the representative 45 year old male with $100,000 of Base Face Amount, the Limiting Premium for the policy year would be $5,649.00.

(2)	The charge for this rider is determined as a percentage of unloaned account value. The rates vary by the attained age of the insured person at the time of exercise. The rates also differ according to the tax qualification test elected at issue. The guaranteed minimum rate for the guideline premium test is .04% (currently .04%) and the guaranteed maximum rate is 2.50% (currently 2.50%). The guaranteed minimum rate for the cash value accumulation test is .054% (currently .054%) and the guaranteed maximum rate is 8.00% (currently 8.00%). The minimum rate shown in the table is for an insured person who has reached attained age 99 and the guideline premium test has been elected. The maximum rate shown is for an insured person who has reached attained age 75 and the cash value accumulation test has been elected.

The next table describes the minimum and maximum portfolio level fees and expenses charged by any of the portfolios underlying a variable investment option offered through this prospectus, expressed as a percentage of average net assets (rounded to two decimal places). These expenses are deducted from portfolio assets.

Total Annual Portfolio Operating Expenses	Minimum	Maximum
Range of expenses, including management fees, distribution and/or service (12b-1) fees, and other expenses	0.50%	1.64%

The next table describes the fees and expenses for each portfolio underlying a variable investment option offered through this prospectus. None of the portfolios charge a sales load or surrender fee. The fees and expenses do not reflect the fees and expenses of any variable insurance contract or qualified plan that may use the portfolio as its underlying investment medium. Except for the American Asset Allocation, American International, American Diversified Growth and Income, American Global Diversification, American Growth, American Growth-Income, American Blue Chip Income and Growth, American Bond, American New World, American Fundamental Holdings and PIMCO VIT All Asset portfolios, all of the portfolios shown in the table are NAV class shares that are not subject to Rule 12b-1 fees. Except as indicated in the footnotes appearing at the end of the table, the expense ratios are based upon the portfolio’s actual expenses for the year ended December 31, 2008.

As noted in the footnotes to the table, for certain portfolios John Hancock Investment Management Services, Inc. (the “Adviser”) has agreed to waive a portion of its fees or reimburse the portfolio for expenses when, and to the extent that, the net operating expenses exceed an agreed upon expense limitation. The Adviser may recapture operating expenses reimbursed or fees waived under previous expense limitation or waiver arrangements for a period of three years following the beginning of the month in which such reimbursement or waiver occurred.

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Portfolio Annual Expenses

(as a percentage of portfolio average net assets, rounded to two decimal places)

Portfolio	Management Fees	12b-1 Fees	Other Expenses	Acquired Fund Fees and Expenses	Total[1] Operating Expenses
500 Index B2	0.47%	0.00%	0.03%	0.00%	0.50%
Active Bond[3]	0.60%	0.00%	0.04%	0.00%	0.64%
All Cap Core[3]	0.77%	0.00%	0.05%	0.00%	0.82%
All Cap Growth[3]	0.85%	0.00%	0.10%	0.00%	0.95%
All Cap Value[3]	0.85%	0.00%	0.09%	0.00%	0.94%
Alpha Opportunities[3,4]	1.02%	0.00%	0.04%	0.00%	1.06%
American Asset Allocation[5,6]	0.31%	0.60%	0.05%	0.00%	0.96%
American Blue Chip Income and Growth[5]	0.42%	0.60%	0.07%	0.00%	1.09%
American Bond[5]	0.39%	0.60%	0.05%	0.00%	1.04%
American Diversified Growth and Income[4,7]	0.05%	0.60%	0.04%	0.63%	1.32%
American Fundamental Holdings[4,7]	0.05%	0.60%	0.04%	0.40%	1.09%
American Global Diversification[4,7]	0.05%	0.60%	0.04%	0.63%	1.32%
American Growth[5]	0.32%	0.60%	0.05%	0.00%	0.97%
American Growth-Income[5]	0.27%	0.60%	0.05%	0.00%	0.92%
American International[5]	0.49%	0.60%	0.07%	0.00%	1.16%
American New World[4,5,6]	0.76%	0.60%	0.18%	0.00%	1.54%
Balanced[8]	0.84%	0.00%	0.07%	0.00%	0.91%
Blue Chip Growth[3,8]	0.81%	0.00%	0.04%	0.00%	0.85%
Capital Appreciation[3]	0.72%	0.00%	0.04%	0.00%	0.76%
Capital Appreciation Value[3,8,9]	0.95%	0.00%	0.15%	0.00%	1.10%
Core Allocation Plus[3,9]	0.92%	0.00%	0.22%	0.00%	1.14%
Core Bond[3,9]	0.64%	0.00%	0.07%	0.00%	0.71%
Core Strategy[10]	0.05%	0.00%	0.05%	0.52%	0.62%
Disciplined Diversification[3,11]	0.80%	0.00%	0.19%	0.00%	0.99%
Emerging Small Company[3]	0.97%	0.00%	0.08%	0.00%	1.05%
Equity-Income[3,8]	0.81%	0.00%	0.05%	0.00%	0.86%
Financial Services[3]	0.82%	0.00%	0.08%	0.00%	0.90%
Franklin Templeton Founding Allocation[12]	0.04%	0.00%	0.04%	0.83%	0.91%
Fundamental Value[3]	0.76%	0.00%	0.05%	0.00%	0.81%
Global[3,9,13,14]	0.81%	0.00%	0.11%	0.00%	0.92%
Global Allocation[3,9]	0.85%	0.00%	0.10%	0.05%	1.00%
Global Bond[3,9]	0.70%	0.00%	0.10%	0.00%	0.80%
Global Real Estate[3]	0.93%	0.00%	0.12%	0.00%	1.05%
Health Sciences[3,8,9]	1.05%	0.00%	0.08%	0.00%	1.13%
High Yield[3]	0.66%	0.00%	0.06%	0.00%	0.72%
International Core[3,9]	0.89%	0.00%	0.14%	0.00%	1.03%
International Equity Index B2	0.53%	0.00%	0.06%	0.00%	0.59%
International Opportunities[3,9]	0.87%	0.00%	0.13%	0.00%	1.00%
International Small Cap[3,9]	0.94%	0.00%	0.16%	0.00%	1.10%
International Value[3,9,13]	0.81%	0.00%	0.14%	0.00%	0.95%
Investment Quality Bond[3]	0.59%	0.00%	0.09%	0.00%	0.68%
Large Cap[3]	0.72%	0.00%	0.03%	0.00%	0.75%
Large Cap Value[3]	0.81%	0.00%	0.05%	0.00%	0.86%
Lifestyle Aggressive	0.04%	0.00%	0.04%	0.86%	0.94%
Lifestyle Balanced	0.04%	0.00%	0.03%	0.76%	0.83%

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Portfolio	Management Fees	12b-1 Fees	Other Expenses	Acquired Fund Fees and Expenses	Total[1] Operating Expenses
Lifestyle Conservative	0.04%	0.00%	0.03%	0.71%	0.78%
Lifestyle Growth	0.04%	0.00%	0.03%	0.76%	0.83%
Lifestyle Moderate	0.04%	0.00%	0.03%	0.74%	0.81%
Mid Cap Index[3,15]	0.47%	0.00%	0.03%	0.00%	0.50%
Mid Cap Intersection[3]	0.87%	0.00%	0.06%	0.00%	0.93%
Mid Cap Stock[3]	0.84%	0.00%	0.05%	0.00%	0.89%
Mid Value[3,8]	0.98%	0.00%	0.10%	0.00%	1.08%
Money Market B2	0.49%	0.00%	0.04%	0.00%	0.53%
Natural Resources[3]	1.00%	0.00%	0.08%	0.00%	1.08%
Optimized All Cap[3]	0.68%	0.00%	0.06%	0.00%	0.74%
Optimized Value[3]	0.65%	0.00%	0.05%	0.00%	0.70%
Overseas Equity[3,9]	0.98%	0.00%	0.14%	0.00%	1.12%
Pacific Rim[3,9]	0.80%	0.00%	0.25%	0.00%	1.05%
PIMCO VIT All Asset[16]	0.43%	0.25%	0.20%	0.76%	1.64%
Real Estate Securities[3]	0.70%	0.00%	0.05%	0.00%	0.75%
Real Return Bond[3,9,17]	0.68%	0.00%	0.06%	0.00%	0.74%
Science & Technology[3,8,9]	1.05%	0.00%	0.07%	0.00%	1.12%
Short-Term Bond[3]	0.59%	0.00%	0.07%	0.00%	0.66%
Small Cap Growth[3]	1.06%	0.00%	0.08%	0.00%	1.14%
Small Cap Index[3,15]	0.49%	0.00%	0.04%	0.00%	0.53%
Small Cap Opportunities[3,13]	1.00%	0.00%	0.06%	0.00%	1.06%
Small Cap Value[3]	1.06%	0.00%	0.06%	0.00%	1.12%
Small Company Value[3,8]	1.02%	0.00%	0.06%	0.00%	1.08%
Strategic Bond[3,9]	0.67%	0.00%	0.06%	0.00%	0.73%
Strategic Income[3]	0.69%	0.00%	0.08%	0.00%	0.77%
Total Bond Market B2, 18	0.47%	0.00%	0.05%	0.00%	0.52%
Total Return[3,17]	0.69%	0.00%	0.06%	0.00%	0.75%
Total Stock Market Index[3,15]	0.49%	0.00%	0.04%	0.00%	0.53%
U.S. Government Securities[3]	0.61%	0.00%	0.09%	0.00%	0.70%
U.S. High Yield Bond[3]	0.73%	0.00%	0.06%	0.00%	0.79%
Utilities[3,9]	0.83%	0.00%	0.10%	0.00%	0.93%
Value[3]	0.74%	0.00%	0.06%	0.00%	0.80%

1Total Operating Expenses may include fees and expenses incurred indirectly by a portfolio as a result of its investment in other investment companies (each an “Acquired Fund”), and in those cases the Total Operating Expenses will be expected to vary based upon an allocation of the portfolio’s assets among the Acquired Fund portfolios and upon the total annual operating expenses of these portfolios, and may be higher or lower than those shown in the table. The Total Operating Expenses shown in the table may not correlate to the portfolio’s ratio of expenses to average net assets shown in the financial highlights section in the prospectus for the portfolios, which does not include Acquired Fund fees and expenses. For the International Equity Index B portfolio, Total Operating Expenses include Acquired Fund fees and expenses which are less than 0.01%.

2John Hancock Trust (the “Trust”) sells shares of these portfolios only to certain variable life insurance and variable annuity separate accounts of ours and our affiliates. Each portfolio is subject to an agreement between the Trust and the Adviser under which the Adviser has agreed to waive its advisory fee (or, if necessary, reimburse expenses of the portfolio) in an amount so that the rate of the portfolio’ Total Operating Expenses does not exceed its net operating expenses as listed below. A portfolio’s Total Operating Expenses includes all of its ordinary operating expenses, including advisory fees and 12b-1 fees, but excludes taxes, brokerage commissions, interest, litigation and indemnification expenses and extraordinary expenses (estimated at 0.01% or less of the portfolio’s average net assets) of the portfolio not incurred in the ordinary course of the portfolio’s business. Under the agreement, the Adviser’s obligation to provide the expense cap with respect to a particular portfolio will remain in effect until May 1, 2010 and will terminate after that date only if the Trust, without the prior written consent of the Adviser, sells shares of the portfolio to (or has shares of the portfolio held by) any person other than the variable life insurance or variable annuity separate accounts of ours or any of our affiliates that are specified in the agreement. The fees shown in the table do not reflect this expense cap. If this expense cap had been reflected, the net operating expenses for the portfolios would be as

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indicated below. For more information, please see the prospectus for the participating portfolios for additional information.

Portfolio	Net Operating Expenses	Portfolio	Net Operating Expenses
500 Index B	0.25%	Money Market B	0.29%
International Equity Index B	0.35%	Total Bond Market B	0.25%

3Effective January 1, 2006, the Adviser has voluntarily agreed to waive its advisory fee for certain portfolios or otherwise reimburse the expenses of those portfolios. The reimbursement will be equal, on an annualized basis, to 0.02% of that portion of the aggregate net assets of all the participating portfolios that exceeds $50 billion. The amount of the reimbursement will be calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each portfolio. The fees shown in the table do not reflect this waiver. If all applicable waivers or reimbursements had been reflected, the net operating expenses for these portfolios would be as indicated below. For more information, please see the prospectus for the participating portfolios for additional information.

Portfolio	Net Operating Expenses	Portfolio	Net Operating Expenses	Portfolio	Net Operating Expenses
Active Bond	0.64%	Global Real Estate	1.05%	Pacific Rim	1.05%
All Cap Core	0.82%	Health Sciences	1.13%	Real Estate Securities	0.75%
All Cap Growth	0.95%	High Yield	0.72%	Real Return Bond	0.74%
All Cap Value	0.94%	International Core	1.03%	Science and Technology	1.12%
Alpha Opportunities	1.06%	International Opportunities	1.00%	Short Term Bond	0.66%
Blue Chip Growth	0.85%	International Small Cap	1.10%	Small Cap Growth	1.14%
Capital Appreciation	0.76%	International Value	0.93%	Small Cap Index	0.53%
Capital Appreciation Value	1.10%	Investment Quality Bond	0.68%	Small Cap Opportunities	1.06%
Core Allocation Plus	1.14%	Large Cap	0.75%	Small Cap Value	1.12%
Core Bond	0.71%	Large Cap Value	0.86%	Small Company Value	1.08%
Disciplined Diversification	0.70%	Mid Cap Index	0.50%	Strategic Bond	0.73%
Emerging Small Company	1.05%	Mid Cap Intersection	0.93%	Strategic Income	0.77%
Equity-Income	0.86%	Mid Cap Stock	0.89%	Total Return	0.75%
Financial Services	0.90%	Mid Value	1.08%	Total Stock Market Index	0.53%
Fundamental Value	0.81%	Natural Resources	1.08%	U.S. Government Securities	0.70%
Global	0.91%	Optimized All Cap	0.74%	U.S. High Yield Bond	0.79%
Global Allocation	1.00%	Optimized Value	0.70%	Utilities	0.93%
Global Bond	0.80%	Overseas Equity	1.12%	Value	0.80%

4For portfolios that have not commenced operations or have inception dates of less than six months before December 31, 2008, expenses are estimated.

5Capital Research Management Company voluntarily waived a portion of its management fee from September 1, 2004 through December 31, 2008. The fees shown in the table do not reflect this waiver. See the financial highlights table in the American Funds Insurance Series’ prospectus or annual report for further information.

6The table reflects the fees and expenses of the master and feeder portfolios. The Adviser has contractually limited other ordinary expenses at the feeder portfolio level to 0.03% until May 1, 2010, and the table reflects this limit. Other portfolio level expenses consist of operating expenses of the portfolio, excluding adviser fees, 12b-1 fees, transfer agent fees, blue sky fees, taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business.

7The Adviser has contractually agreed to waive its management fee of 0.05% of average annual net assets until May 1, 2010. The fees shown in the table do not reflect this waiver. If all applicable waivers or reimbursements had been reflected, the net operating expenses for the American Diversified Growth and Income, American Fundamental Holdings and American Global Diversification portfolios would be 1.27%, 1.04% and 1.27%, respectively.

8T. Rowe Price has voluntarily agreed to waive a portion of its subadvisory fee for certain portfolios. This waiver is based on the combined average daily net assets of these portfolios and the following funds of John Hancock Funds II: Blue Chip Growth, Equity-Income, Mid Value, Small Company Value, Spectrum Income and Real Estate Equity portfolios. The John Hancock Funds II portfolios are not offered under your policy. Based on the combined average daily net assets of the portfolios, the percentage fee reduction (as a percentage of the subadvisory fee) is as follows: 0% for the first $750 million, 5% for the next $750 million, 7.5% for the next $1.5 billion, and 10% if over $3 billion. The Adviser has also voluntarily agreed to reduce the advisory fee for each portfolio by the amount that the subadvisory fee is reduced. These voluntary fee waivers may be terminated by T. Rowe Price or the Adviser at any time. The fees shown in the table do not reflect these waivers. For more information, please see the prospectus for the underlying portfolios.

9 Other Expenses reflect an estimated expense based on a new custody fee pursuant to an agreement between the Trust and its custodian, which became effective on April 1, 2009.

10The Adviser has contractually agreed to reimburse ordinary expenses of the portfolio that exceed 0.02% of the average annual net assets of the portfolio. Expenses include all expenses of the portfolio except 12b-1 fees, underlying portfolio expenses, class specific expenses such

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as blue sky and transfer agency fees, portfolio brokerage, interest, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business. This reimbursement may be terminated any time after May 1, 2010. The fees shown in the table do not reflect this reimbursement. If all applicable waivers or reimbursements had been reflected, the net operating expenses for the portfolio would be 0.54%. For more information, please see the prospectus for the underlying portfolio.

11The Adviser has contractually agreed to reimburse ordinary expenses of the portfolio that exceed 0.70% of the average annual net assets of the portfolio. Expenses include all expenses of the portfolio except 12b-1 fees, class specific expenses such as blue sky and transfer agency fees, portfolio brokerage, interest, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business. This contractual reimbursement will be in effect until May 1, 2010 and thereafter until terminated by the Adviser on notice to the Trust. The fees shown in the table do not reflect this reimbursement. If all applicable waivers or reimbursements had been reflected, the net operating expenses for the portfolio would be 0.70%. For more information, please see the prospectus for the underlying portfolio.

12The Adviser has contractually agreed to limit ordinary portfolio expenses to 0.025% until May 1, 2010. Portfolio expenses include advisory fees and other ordinary operating expenses of the portfolio, but exclude 12b-1fees, underlying fund expenses, taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business. The fees shown in the table do not reflect this waiver. If all applicable waivers or reimbursements had been reflected, the net operating expenses for the portfolio would be 0.86%. For more information, please see the prospectus for the underlying portfolio.

13The Adviser has contractually agreed to waive its advisory fees so that the amount retained by the Adviser after payment of the subadvisory fees for the portfolio does not exceed 0.45% of the portfolio’s average net assets. This advisory fee waiver will remain in place until May 1, 2010. The fees shown in the table do not reflect this waiver. If all applicable waivers or reimbursements had been reflected, the net operating expenses for the Global, International Value and Small Cap Opportunities portfolios would be 0.91%, 0.93% and 1.06%, respectively. For more information, please see the prospectus for the underlying portfolios.

14The Adviser has contractually agreed to reduce its advisory fee for a class of shares of the portfolio in an amount equal to the amount by which the ordinary expenses of such class of the portfolio exceed the expense limit (as a percentage of the average annual net assets of the portfolio attributable to the class) of 0.15% and, if necessary, to remit to that class of the portfolio an amount necessary to ensure that such expenses do not exceed that expense limit. Ordinary expenses means all the expenses of a class of a portfolio excluding advisory fees, 12b-1 fees, transfer agency fees and service fees, blue sky fees, taxes, portfolio brokerage commissions, interest, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust’s business. This contractual reimbursement will be in effect until May 1, 2010 and thereafter until terminated by the Adviser on notice to the portfolio. The fees shown in the table do not reflect this reimbursement. If all applicable waivers or reimbursements had been reflected, the net operating expenses for the portfolio would be 0.91%. For more information, please see the prospectus for the underlying portfolio.

15The Adviser has voluntarily agreed to reduce its advisory fee for a class of shares of the portfolio in an amount equal to the amount by which the ordinary expenses of such class of the portfolio exceed the expense limit (as a percentage of the average annual net assets of the portfolio attributable to the class) of 0.05% and, if necessary, to remit to that class of the portfolio an amount necessary to ensure that such expenses do not exceed that expense limit. Ordinary expenses means all the expenses of a class of the portfolio excluding advisory fees, 12b-1 fees, transfer agency fees and service fees, blue sky fees, taxes, portfolio brokerage commissions, interest, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust’s business. This expense limitation will continue in effect unless otherwise terminated by the Adviser upon notice to the Trust. This voluntary expense limitation may be terminated at any time. The fees shown in the table do not reflect this expense limitation. For more information, please refer to the prospectus for the underlying portfolios.

16Management Fees for the PIMCO VIT All Asset portfolio reflect an advisory fee and supervisory and administrative fee payable by the portfolio to Pacific Investment Management Company LLC (“PIMCO”). Other Expenses reflect a service fee of 0.20%. Acquired Fund fees and expenses for the portfolio are based upon an allocation of the portfolio’s assets among the underlying portfolios and upon the total annual operating expenses of the Institutional Class of these underlying portfolios. Acquired Fund fees and expenses will vary with changes in the expenses of the underlying portfolios, as well as allocation of the portfolio’s assets, and may be higher or lower than those shown in the table. For a listing of the expenses associated with each underlying portfolio for the most recent fiscal year, please refer to the prospectus for the underlying portfolio. PIMCO has contractually agreed through May 1, 2010 to reduce its advisory fee to the extent that the underlying portfolio expenses attributable to advisory, supervisory and administrative fees exceed 0.64% of the total assets invested in the underlying portfolios. PIMCO may recoup these waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. This expense reduction is implemented based on a calculation of Acquired Fund fees and expenses attributable to advisory, supervisory and administrative fees that are different from the calculation of Acquired Fund fees and expenses shown in the table. The fees in the table do not reflect this expense reduction. If all applicable waivers or reimbursements had been reflected, the net operating expenses for the portfolio would be 1.62%. For more information, please see the prospectus for the underlying portfolio.

17Other Expenses reflect the estimate of amounts to be paid as substitute dividend expenses on securities borrowed for the settlement of short sales.

18Other Expenses do not include an interest expense which was charged in 2008. This expense is considered extraordinary and not anticipated in the future.

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DETAILED INFORMATION

This section of the prospectus provides additional detailed information that is not contained in the Summary of Benefits and Risks section.

Table of Investment Options and Investment Subadvisers

When you select a Separate Account investment option, we invest your money in shares of a corresponding portfolio of the John Hancock Trust (the “Trust” or “JHT”) (or the PIMCO Variable Insurance Trust (the “PIMCO Trust”) with respect to the PIMCO VIT All Asset portfolio) and hold the shares in a subaccount of the Separate Account. The Fee Tables show the investment management fees, Rule 12b-1 fees and other operating expenses for these portfolio shares as a percentage (rounded to two decimal places) of each portfolio’s average net assets for 2008, except as indicated in the footnotes appearing at the end of the table. Fees and expenses of the portfolios are not fixed or specified under the terms of the policies and may vary from year to year. These fees and expenses differ for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account investment options you select.

The John Hancock Trust and the PIMCO Trust are so-called “series” type mutual funds and each is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end management investment company. John Hancock Investment Management Services, LLC (“JHIMS”) provides investment advisory services to the Trust and receives investment management fees for doing so. JHIMS pays a portion of its investment management fees to other firms that manage the Trust’s portfolios. We are affiliated with JHIMS and may indirectly benefit from any investment management fees JHIMS retains. The PIMCO VIT All Asset portfolio of the PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC (“PIMCO”) and pays investment management fees to PIMCO.

Each of the American Asset Allocation, American Blue Chip Income and Growth, American Bond, American Diversified Growth and Income, American Global Diversification, American Growth-Income, American Growth, American New World, American Fundamental Holdings, and American International portfolios invests in Series 1 shares of the corresponding investment portfolio of the Trust and is subject to a 0.60% Rule 12b-1 fee. The American Asset Allocation, American Growth, American International, American Growth-Income, American New World, American Blue Chip Income and Growth and American Bond portfolios operate as “feeder funds,” which means that the portfolios do not buy investment securities directly. Instead, they invest in a “master fund” which in turn purchases investment securities. Each of the American feeder fund portfolios has the same investment objective and limitations as its master fund. The prospectus for the American Fund master fund is included with the prospectuses for the underlying funds. We pay American Funds Distributors, Inc., the principal underwriter for the American Funds Insurance Series, a percentage of some or all of the amounts allocated to the “American” portfolios of the Trust for the marketing support services it provides.

The portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the portfolios. The amount of this compensation is based on a percentage of the assets of the portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from portfolio to portfolio and among classes of shares within a portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees that are deducted from a portfolio’s assets for the services we or our affiliates provide to that portfolio. These compensation payments do not, however, result in any charge to you in addition to what is shown in the Fee Tables.

The following table provides a general description of the portfolios that underlie the variable investment options we make available under the policy. You bear the investment risk of any portfolio you choose as an investment option for your policy. You can find a full description of each portfolio, including the investment objectives, policies, restrictions, and risks, in the prospectus for that portfolio. You should read the portfolio’s prospectus carefully before investing in the corresponding variable investment option.

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The investment options in the Separate Account are not publicly traded mutual funds. The investment options are only available to you as investment options in the policies, or in some cases through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the investment options also may be available through participation in certain qualified pension or retirement plans. The portfolios’ investment advisers and managers (i.e. subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the portfolios are not directly related to any publicly traded mutual fund. You should not compare the performance of any investment option described in this prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the investment options of our Separate Account.

The portfolios available under the policies are as described in the following table:

Portfolio	Portfolio Manager	Investment Objective and Strategy
500 Index B	MFC Global Investment Management (U.S.A.) Limited

To seek to approximate the aggregate total return of a broad-based U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the S&P 500 Index* and (b) securities (which may or may not be included in the S&P 500 Index) that the subadviser believes as a group will behave in a manner similar to the index. The subadviser may determine that the portfolio’s investments in certain instruments, such as index futures, total return swaps and exchanged traded portfolios (“ETFs”) have similar economic characteristics to investments that are in the S&P 500 Index.

Active Bond	Declaration Management & Research LLC/ MFC Global Investment Management (U.S.), LLC

To seek to provide income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified mix of debt securities and instruments.

All Cap Core	Deutsche Investment Management Americas Inc.

To seek long-term growth of capital. Under normal market conditions, the portfolio invests in common stocks, other equity securities and other asset classes of those companies within the Russell 3000 Index.*

All Cap Growth	Invesco AIM Capital Management, Inc.

To seek long-term capital appreciation. Under normal market conditions, the portfolio invests its assets principally in common stocks of companies of all market capitalizations. The subadviser focuses on stocks of companies exhibiting long-term sustainable earnings and cash flow growth that is not yet reflected in investor expectations or equity valuations.

All Cap Value	Lord, Abbett & Co., LLC

To seek capital appreciation. Under normal market conditions, the portfolio invests in equity securities of U.S. and multinational companies in all capitalization ranges that the subadviser believes are undervalued. The portfolio will invest at least 50% of its net assets in equity securities of large, seasoned companies with market capitalizations at the time of purchase that fall within the market capitalization range of the Russell 1000 Index.* This range varies daily. The portfolio will invest the remainder of its assets in mid-sized and small company securities.

Alpha Opportunities	Wellington Management Company, LLP

To seek long-term total return. The portfolio employs a “multiple sleeve structure” which means the portfolio has several components that are managed separately in different styles. The portfolio seeks to attain its objective by combining these different component styles into a single portfolio.

American Asset Allocation	Capital Research Management Company (Adviser to the American Funds Insurance Series)

To seek to provide high total return (including income and capital gains) consistent with preservation of capital over the long term. The portfolio invests all of its assets in Class 1 shares of the master fund, the Asset Allocation Fund, a series of American Funds Insurance Series. The master fund invests in a diversified portfolio of common stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments. In addition, the master fund may invest up to 25% of its debt assets in lower quality debt securities (rated Ba or below by Moody’s and BB or below by S&P or unrated but determined to be of equivalent quality). Such securities are sometimes referred to as “junk bonds.” The master fund is designed for investors seeking above-average total return.

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Portfolio	Portfolio Manager	Investment Objective and Strategy
American Blue Chip Income and Growth	Capital Research Management Company (Adviser to the American Funds Insurance Series)

To seek to produce income exceeding the average yield on U.S. stocks generally (as represented by the average yield on the S&P 500 Index*) and to provide an opportunity for growth of principal consistent with sound common stock investing. The portfolio invests all of its assets in Class 1 shares of the master fund, the Blue Chip Income and Growth portfolio, a series of American Funds Insurance Series. The master portfolio invests primarily in common stocks of larger, more established companies based in the U.S. with market capitalizations of $4 billion and above. The master fund may also invest up to 10% of its assets in common stocks of larger, non-U.S. companies, as long as they are listed or traded in the U.S. The master portfolio will invest, under normal market conditions, at least 90% of its assets in equity securities. The portfolio is designed for investors seeking both income and capital appreciation.

American Bond	Capital Research Management Company (Adviser to the American Funds Insurance Series)

To seek to maximize current income and preserve capital. The portfolio invests all of its assets in Class 1 shares of the master fund, the Bond portfolio, a series of American Funds Insurance Series. The master fund normally invests at least 80% of its net assets (plus borrowing for investment purposes) in bonds. The master fund will invest at least 65% of its assets in investment-grade debt securities (including cash and cash equivalents) and may invest up to 35% of its assets in bonds that are rated Ba 1 or below by Moody’s and BB+ or below by S&P or that are unrated but determined to be of equivalent quality (so called “junk bonds”). It may invest in bonds of issuers domiciled outside the U.S.. The portfolio may also invest up to 20% of its assets in preferred stocks, including convertible and non-convertible preferred stocks. The portfolio is designed for investors seeking income and more price stability than stocks, and capital preservation over the long term.

American Diversified Growth & Income	MFC Global Investment Management (U.S.A.) Limited

To seek long term growth of capital and income. The portfolio invests in underlying portfolios as well as other types of investments. Under normal market conditions, the portfolio will generally invest between 70% and 80% of its assets in equity securities, which include securities held by the underlying portfolios, and between 20% and 30% of its assets in fixed income securities, which include securities held by the underlying portfolios.

American Fundamental Holdings	MFC Global Investment Management (U.S.A.) Limited

To seek long term growth of capital. The portfolio invests in underlying portfolios as well as other types of investments. The portfolio operates as a fund of funds and currently invests primarily in four underlying portfolios of the American Funds Insurance Series: Bond portfolio, Growth portfolio, Growth-Income portfolio, and International portfolio. The portfolio is permitted to invest in six other underlying portfolios of the American Funds Insurance Series: Asset Allocation portfolio, Blue Chip Income and Growth portfolio, Global Growth portfolio, Global Small Capitalization portfolio, High-Income Bond portfolio, and New World portfolio as well as other underlying portfolios. When purchasing shares of the American Funds Insurance Series, the portfolio only purchases Class 1 shares (which are not subject to Rule 12b-1 fees).

American Global Diversification	MFC Global Investment Management (U.S.A.) Limited

To seek long term growth of capital. The portfolio invests in underlying portfolios as well as other types of investments. Under normal market conditions, the portfolio will invest a significant portion of its assets in securities, which include securities held by the underlying portfolios, that are located outside of the U.S.

American Growth	Capital Research Management Company (Adviser to the American Funds Insurance Series)

To seek to make the shareholders’ investment grow. The portfolio invests all of its assets in Class 1 shares of the master fund, the Growth portfolio, a series of American Funds Insurance Series. The Growth portfolio invests primarily in common stocks of companies that appear to offer superior opportunities for growth of capital. The Growth portfolio may also invest up to 15% of its assets in equity securities of issuers domiciled outside the U.S. and Canada. In seeking to pursue its investment objective, the portfolio may invest in the securities of issuers representing a broad range of market capitalizations. The portfolio is designed for investors seeking capital appreciation through stocks. Investors in the portfolio should have a long-term perspective and be able to tolerate potentially wide price fluctuations.

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Portfolio	Portfolio Manager	Investment Objective and Strategy
American Growth–Income	Capital Research Management Company (Adviser to the American Funds Insurance Series)

To seek to make the shareholders’ investments grow and to provide the shareholder with income over time. The portfolio invests all of its assets in Class 1 shares of the master portfolio, the Growth-Income portfolio, a series of American Funds Insurance Series. The Growth-Income portfolio invests primarily in common stocks or other securities which demonstrate the potential for appreciation and/or dividends. The Growth- Income portfolio may invest up to 15% of its assets in securities of issuers domiciled outside the U.S. and not included in the S&P 500 Index.* The portfolio is designed for investors seeking both capital appreciation and income.

American International	Capital Research Management Company (Adviser to the American Funds Insurance Series)

To seek to make the shareholders’ investment grow. The portfolio invests all of its assets in Class 1 shares of the master fund, the International portfolio, a series of American Funds Insurance Series. The International portfolio invests primarily in common stocks of companies located outside the U.S. The portfolio is designed for investors seeking capital appreciation through stocks. Investors in the portfolio should have a long-term perspective and be able to tolerate potentially wide price fluctuations.

American New World	Capital Research Management Company (Adviser to the American Funds Insurance Series)

To seek to make the shareholders’ investment grow over time. The portfolio invests all of its assets in Class 1 shares of the master fund, the New World portfolio, a series of American Funds Insurance Series. The New World portfolio invests primarily in stocks of companies with significant exposure to countries with developing economies and/or markets. The New World portfolio may also invest in debt securities of issuers, including issuers of lower rated bonds, with exposure to these countries. Under normal market conditions, the portfolio will invest at least 35% of its assets in equity and debt securities of issuers primarily based in what the subadviser deems qualified countries that have developing economies and/or markets. In addition, the portfolio may invest up to 25% of its assets in nonconvertible debt securities of issuers, including issuers of lower rated bonds (“junk bonds”) and government bonds, primarily based in qualified countries or that have a significant portion of their assets or revenues attributable to developing countries. The portfolio may also, to a limited extent, invest in securities of issuers based in nonqualified developing countries.

Balanced	T. Rowe Price Associates, Inc.

To seek long-term capital appreciation. Under normal market conditions, the portfolio invests in both equity and fixed-income securities. The portfolio employs growth, value and core approaches to allocate its assets among stocks of small, medium and large-capitalization companies in both the U.S. and foreign countries. The portfolio may purchase a variety of fixed income securities, including investment grade and below investment grade debt securities with maturities that range from short to longer term, as well as cash. Under normal market conditions, 55-75% of the portfolio will be invested in equity securities and 25-45% of the portfolio will be invested in fixed-income securities. The precise mix of equity and fixed-income securities will depend on the subadviser’s outlook for the markets and generally reflect the subadviser’s long-term, strategic asset allocation analysis. The subadviser anticipates that adjustments to the targeted asset allocation will result primarily from changes to its outlook for the global and domestic economies, industry sectors and financial markets, and its assessment of the relative attractiveness of each asset class.

Blue Chip Growth	T. Rowe Price Associates, Inc.

To seek to provide long-term growth of capital. Current income is a secondary objective. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of large and medium-sized blue chip growth companies. These are firms that, in the subadviser’s view, are well established in their industries and have the potential for above- average earnings growth.

Capital Appreciation	Jennison Associates, LLC

To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in equity and equity related securities of companies that, at the time of investment, exceed $1 billion in market capitalization and that the subadviser believes have above-average growth prospects. These companies are generally medium to large-capitalization companies.

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Portfolio	Portfolio Manager	Investment Objective and Strategy
Capital Appreciation Value	T. Rowe Price Associates, Inc.

To seek long-term capital appreciation. Under normal market conditions, the portfolio invests primarily in common stocks of established U.S. companies that have above-average potential for capital growth. Common stocks typically constitute at least 50% of the portfolio’s total assets. The remaining assets are generally invested in other securities, including convertible securities, corporate and government debt, foreign securities, futures and options. The portfolio may invest up to 20% of its total assets in foreign securities.

Core Allocation Plus	Wellington Management Company, LLP

To seek total return, consisting of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests in equity and fixed income securities of issuers located within and outside the U.S. The portfolio will allocate its assets between fixed income securities, which may include investment grade and below investment grade debt securities with maturities that range from short to longer term, and equity securities, based upon the subadviser’s targeted asset mix, which may change over time. Under normal circumstances, the targeted asset mix may range between 50%-75% equity instruments and 25%-50% fixed income instruments and will generally reflect the subadviser’s long term, strategic asset allocation analysis. The subadviser anticipates that adjustments to the targeted asset allocation will result primarily from changes to its outlook for the global and domestic economies, industry sectors and financial markets and, to a lesser extent, its opinion of the relative attractiveness of each asset class.

Core Bond	Wells Capital Management, Incorporated

To seek total return consisting of income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in a broad range of investment grade debt securities, including U.S. Government obligations, corporate bonds, mortgage-backed and other asset-backed securities and money market instruments. The subadviser invests in debt securities that the subadviser believes offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity. The portfolio may also invest in unrated bonds that the subadviser believes are comparable to investment grade debt securities.

Core Strategy	MFC Global Investment Management (U.S.A.) Limited

To seek long term growth of capital. Current income is also a consideration. Under normal market conditions, the portfolio invests in a number of the other index portfolios of JHT. The portfolio invests approximately 70% of its total assets in underlying portfolios which invest primarily in equity securities and approximately 30% of its total assets in underlying portfolios which invest primarily in fixed income securities.

Disciplined Diversification	Dimensional Fund Advisors LP

To seek total return consisting of capital appreciation and current income. Under normal market conditions, the portfolio invests primarily in equity securities and fixed-income securities of domestic and international issuers, including equities of issuers in emerging markets, in accordance with the following range of allocations:

		Target Allocation	Range of Allocations
		Equity Securities: 70%	65% – 75%
		Fixed-Income Securities: 30%	25% – 35%
The portfolio may invest outside these ranges and may invest defensively during unusual or unsettled market conditions.
Emerging Small Company	RCM Capital Management, LLC

To seek long term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in securities of small cap companies. The subadviser defines small cap companies as U.S. companies that have a market capitalization that does not exceed the highest market capitalization of any company contained in either the Russell 2000 Index* or the S&P Small Cap Index.*

Equity-Income	T. Rowe Price Associates, Inc.

To seek to provide substantial dividend income and also long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities, with at least 65% in common stocks of well-established companies paying above-average dividends.

Financial Services	Davis Selected Advisers, L.P.

To seek growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies that, at the time of investment, are principally engaged in financial services.

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Portfolio	Portfolio Manager	Investment Objective and Strategy
Franklin Templeton Founding Allocation	MFC Global Investment Management (U.S.A.) Limited

To seek long-term growth of capital. The portfolio operates as a fund of funds and invests in other portfolios and in other investment companies as well as other types of investments. The portfolio currently invests primarily in three underlying portfolios: Global, Income and Mutual Shares portfolios, as described in the JHT prospectus. The portfolio may purchase any portfolios except other JHT funds of funds and the American feeder funds. When purchasing shares of other JHT funds, the Franklin Templeton Founding Allocation Fund only purchases NAV shares (which are not subject to Rule 12b-1 fees).

Fundamental Value	Davis Selected Advisers, L.P.

To seek growth of capital. Under normal market conditions, the portfolio invests primarily in common stocks of U.S. companies with market capitalizations of at least $10 billion. The portfolio may also invest in companies with smaller capitalizations.

Global	Templeton Global Advisors Limited	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests primarily in the equity securities of companies located throughout the world, including emerging markets.
Global Allocation	UBS Global Asset Management (Americas) Inc.

To seek total return, consisting of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests in equity and fixed income securities of issuers located within and outside the U.S. The portfolio will allocate its assets between fixed income securities and equity securities.

Global Bond	Pacific Investment Management Company LLC

To seek maximum total return, consistent with preservation of capital and prudent investment management. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in fixed income instruments that are economically tied to at least three countries (one of which may be the U.S.), which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities. These fixed income instruments may be denominated in non-U.S. currencies or in U.S. dollars, which may be represented by forwards or derivatives, such as options, futures contracts, or swap agreements.

Global Real Estate	Deutsche Investment Management Americas Inc.

To seek a combination of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of U.S. real estate investments (“REITs”), foreign entities with tax-transparent structures similar to REITs and U.S. and foreign real estate operating companies. Equity securities include common stock, preferred stock and securities convertible into common stock. The portfolio will be invested in issuers located in at least three different countries, including the U.S.

Health Sciences	T. Rowe Price Associates, Inc.

To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies engaged, at the time of investment, in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences.

High Yield	Western Asset Management Company

To realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in high yield securities, including corporate bonds, preferred stocks, U.S. Government and foreign securities, mortgage-backed securities, loan assignments or participations and convertible securities which have the following ratings (or, if unrated, are considered by the subadviser to be of equivalent quality):

Corporate Bonds, Preferred Stocks and Convertible Securities
Rating Agency
		Moody’s	Ba through C
		S&P	BB through D
International Core	Grantham, Mayo, Van Otterloo & Co, LLC

To seek high total return. Under normal market conditions, the portfolio invests at least 80% of its total assets in equity investments. The portfolio typically invests in equity investments in companies from developed markets outside the U.S. The portfolio seeks to achieve its objective by outperforming its benchmark, the MSCI EAFE Index.*

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Portfolio	Portfolio Manager	Investment Objective and Strategy
International Equity Index B	SSgA Funds Management, Inc.

To seek to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets. Under normal market conditions, the portfolio invests at least 80% of its assets in securities listed in the MSCI All CountryWorld Ex U.S. Index* or American Depository Receipts or Global Depository Receipts representing such securities.

International Opportunities	Marsico Capital Management, LLC

To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in common stocks of foreign companies that are selected for their long-term growth potential. The portfolio may invest in companies of any size throughout the world. The portfolio invests in issuers from at least three different countries not including the U.S. The portfolio may invest in common stocks of companies economically tied to emerging markets. Some issuers or securities in the portfolio may be based in or economically tied to the U.S.

International Small Cap	Franklin Templeton Investment Corp.

To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in investments of smaller companies outside the U.S., including emerging markets, which have total stock market capitalizations or annual revenues of $4 billion or less.

International Value	Templeton Investment Counsel, LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests primarily in equity securities of companies located outside the U.S., including in emerging markets.
Investment Quality Bond	Wellington Management Company, LLP

To provide a high level of current income consistent with the maintenance of principal and liquidity. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in bonds rated investment grade at the time of investment. The portfolio will tend to focus on corporate bonds and U.S. government bonds with intermediate to longer term maturities.

Large Cap	UBS Global Asset Management (Americas) Inc.

To seek to maximize total return, consisting of capital appreciation and current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of U.S. large capitalization companies. The portfolio defines large capitalization companies as those with a market capitalization range, at the time of investment, equal to that of the portfolio’s benchmark, the Russell 1000 Index.*

Large Cap Value	BlackRock Investment Management, LLC

To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of large cap companies selected from those that are, at the time of purchase, included in the Russell 1000 Value Index.* The portfolio will seek to achieve its investment objective by investing primarily in a diversified portfolio of equity securities of large cap companies located in the U.S. The portfolio will seek to outperform the Russell 1000 Value Index by investing in equity securities that the subadviser believes are selling at below normal valuations.

Lifestyle Aggressive	MFC Global Investment Management (U.S.A.) Limited

To seek long-term growth of capital. Current income is not a consideration. The portfolio operates as a fund of funds and, except as otherwise described below, generally invests approximately 100% of its assets in underlying portfolios that invest primarily in equity securities.

Lifestyle Balanced	MFC Global Investment Management (U.S.A.) Limited

To seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The portfolio operates as a fund of funds and generally invests approximately 40% of its assets in underlying portfolios that invest primarily in fixed income securities and approximately 60% in underlying portfolios that invest primarily in equity securities.

Lifestyle Conservative	MFC Global Investment Management (U.S.A.) Limited

To seek a high level of current income with some consideration given to growth of capital. The portfolio operates as a fund of funds and generally invests approximately 80% of its assets in underlying portfolios that invest primarily in fixed income securities and approximately 20% in underlying portfolios that invest primarily in equity securities.

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Portfolio	Portfolio Manager	Investment Objective and Strategy
Lifestyle Growth	MFC Global Investment Management (U.S.A.) Limited

To seek long-term growth of capital. Current income is also a consideration. The portfolio operates as a fund of funds and, except as otherwise described below, generally invests approximately 20% of its assets in underlying portfolios that invest primarily in fixed income securities and approximately 80% in underlying portfolios that invest primarily in equity securities.

Lifestyle Moderate	MFC Global Investment Management (U.S.A.) Limited

To seek a balance between a high level of current income and growth of capital, with a greater emphasis on income. The portfolio operates as a fund of funds and, except as otherwise described below, generally invests approximately 60% of its assets in underlying portfolios that invest primarily in fixed income securities and approximately 40% in underlying portfolios that invest primarily in equity securities.

Mid Cap Index	MFC Global Investment Management (U.S.A.) Limited

To seek to approximate the aggregate total return of a mid-cap U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the S&P MidCap 400 Index* and (b) securities (which may or may not be included in the S&P MidCap 400 Index) that the subadviser believes as a group will behave in a manner similar to the index.

Mid Cap Intersection	Wellington Management Company, LLP

To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of medium-sized companies with significant capital appreciation potential. For the purposes of the portfolio, “medium-sized companies” are those with market capitalizations, at the time of investment, within the market capitalization range of companies represented in either the Russell MidCap Index* or the S&P MidCap 400 Index.*

Mid Cap Stock	Wellington Management Company, LLP

To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of medium-sized companies with significant capital appreciation potential. For the portfolio, “medium-sized companies” are those with market capitalizations within the collective market capitalization range of companies represented in either the Russell MidCap Index* or the S&P MidCap 400 Index.*

Mid Value	T. Rowe Price Associates, Inc.

To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets in companies with market capitalizations that are within the S&P MidCap 400 Index* or the Russell MidCap Value Index.* The portfolio invests in a diversified mix of common stocks of mid-size U.S. companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation.

Money Market B	MFC Global Investment Management (U.S.A.) Limited

To seek to obtain maximum current income consistent with preservation of principal and liquidity. Under normal market conditions, the portfolio invests in high quality, U.S. dollar denominated money market instruments. Certain market conditions may cause the return of the portfolio to become low or possibly negative.

Natural Resources	Wellington Management Company, LLP

To seek long-term total return. Under normal market conditions, the portfolio will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity and equity-related securities of natural resource-related companies worldwide, including emerging markets. Natural resource-related companies include companies that own or develop energy, metals, forest products and other natural resources, or supply goods and services to such companies.

Optimized All Cap	MFC Global Investment Management (U.S.A.) Limited

To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in equity securities of U.S. companies. The portfolio will focus on equity securities of U.S. companies across the three market capitalization ranges of large, mid and small.

Optimized Value	MFC Global Investment Management (U.S.A.) Limited

To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 65% of its total assets in equity securities of U.S. companies with the potential for long-term growth of capital, with a market capitalization range, at the time of investment, equal to that of the portfolio’s benchmark, the Russell 1000 Value Index.*

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Portfolio	Portfolio Manager	Investment Objective and Strategy
Overseas Equity	Capital Guardian Trust Company

To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of a diversified mix of large established and medium-sized foreign companies located primarily in developed countries (outside of the U.S.) and, to a lesser extent, in emerging markets.

Pacific Rim	MFC Global Investment Management (U.S.A.) Limited

To seek to achieve long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks and equity- related securities of established, larger-capitalization non-U.S. companies located in the Pacific Rim region, including emerging markets, that have attractive long-term prospects for growth of capital. Current income from dividends and interest will not be an important consideration in the selection of portfolio securities.

PIMCO VIT All Asset (a series of PIMCO Variable Insurance Trust) (only Class M is available for sale)	Pacific Investment Management Company LLC

To seek maximum real return consistent with preservation of real capital and prudent investment management. The portfolio invests primarily in a diversified mix of: (a) common stocks of large and mid sized U.S. companies, and (b) bonds with an overall intermediate term average maturity.

Real Estate Securities	Deutsche Investment Management Americas Inc.

To seek to achieve a combination of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of real estate investments and real estate companies. Equity securities include common stock, preferred stock and securities convertible into common stock.

Real Return Bond	Pacific Investment Management Company LLC

To seek maximum real return, consistent with preservation of real capital and prudent investment management. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. Governments, their agencies or instrumentalities and corporations, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

Science & Technology	T. Rowe Price Associates, Inc. RCM Capital Management LLC

To seek long-term growth of capital. Current income is incidental to the portfolio’s objective. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of companies expected to benefit from the development, advancement, and/or use of science and technology. For purposes of satisfying this requirement, common stock may include equity linked notes and derivatives relating to common stocks, such as options on equity linked notes.

Short-Term Bond	Declaration Management & Research, LLC

To seek income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) at the time of investment in a diversified mix of debt securities and instruments. The securities and instruments will have an average credit quality rating of “A” or “AA” and a weighted average effective maturity between one and three years, and no more than 15% of the portfolio’s net assets will be invested in high yield bonds.

Small Cap Growth	Wellington Management Company, LLP

To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-cap companies. For the purposes of the portfolio, “small-cap companies” are those with market capitalizations, at the time of investment, not exceeding the maximum market capitalization of any company represented in either the Russell 2000 Index* or the S&P SmallCap 600.*

Small Cap Index	MFC Global Investment Management (U.S.A.) Limited

To seek to approximate the aggregate total return of a small-cap U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the Russell 2000 Index* and (b) securities (which may or may not be included in the Russell 2000 Index) that the subadviser believes as a group will behave in a manner similar to the index.

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Portfolio	Portfolio Manager	Investment Objective and Strategy
Small Cap Opportunities	Invesco AIM Capital Management, Inc. & Dimensional Fund Advisors LP

To seek long-term capital appreciation. Under normal market conditions, Invesco AIM Capital Management, Inc. invests at least 80% of its subadvised net assets (plus any borrowings for investment purposes) in equity securities of small-capitalization companies. Dimensional Fund Advisors LP generally will invest its subadvised net assets in a broad and diverse group of readily marketable common stocks of small and mid cap companies traded on a principal U.S. exchange or on the over-the-counter market that Dimensional Fund Advisers LP determines to be value stocks at the time of purchase.

Small Cap Value	Wellington Management Company, LLP

To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-cap companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation. For the purposes of the portfolio, “small-cap companies” are those with market capitalizations, at the time of investment, not exceeding the maximum market capitalization of any company represented in either the Russell 2000 Index* or the S&P Small Cap 600 Index.*

Small Company Value	T. Rowe Price Associates, Inc.

To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies with market capitalizations, at the time of investment, that do not exceed the maximum market capitalization of any security in the Russell 2000 Index.* The portfolio invests in small companies whose common stocks are believed to be undervalued.

Strategic Bond	Western Asset Management Company

To seek a high level of total return consistent with preservation of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in fixed income securities.

Strategic Income	MFC Global Investment Management (U.S.) LLC

To seek a high level of current income. Under normal market conditions, the portfolio invests at least 80% of its assets in the following types of securities: foreign government and corporate debt securities from developed and emerging markets, U.S. Government and agency securities, and domestic high-yield bonds.

Total Bond Market B	Declaration Management & Research LLC

To seek to track the performance of the Barclays Capital U.S. Aggregate Bond Index** (which represents the U.S. investment grade bond market). Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in securities listed in the Barclays Capital U.S. Aggregate Bond Index.

Total Return	Pacific Investment Management Company LLC

To seek maximum total return, consistent with preservation of capital and prudent investment management. Under normal market conditions, the portfolio invests at least 65% of its total assets in a diversified portfolio of fixed income instruments of varying maturities, which may be represented by forwards or derivatives, such as options, futures contracts, or swap agreements.

Total Stock Market Index	MFC Global Investment Management (U.S.A.) Limited

Seeks to approximate the aggregate total return of a broad U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the Wilshire 5000 Total Market Index* and (b) securities (which may or may not be included in the Wilshire 5000 Total Market Index) that the subadviser believes as a group will behave in a manner similar to the index.

U.S. Government Securities	Western Asset Management Company

To obtain a high level of current income consistent with preservation of capital and maintenance of liquidity. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and derivative securities such as collateralized mortgage obligations backed by such securities and futures contracts. The portfolio may invest the balance of its assets in non-U.S Government securities including, but not limited to, fixed rate and adjustable rate mortgage-backed securities, asset-backed securities, corporate debt securities and money market instruments.

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Portfolio	Portfolio Manager	Investment Objective and Strategy
U.S. High Yield Bond	Wells Capital Management Incorporated

To seek total return with a high level of current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. corporate debt securities that are, at the time of investment, below investment grade, including preferred and other convertible securities in below investment grade debt securities (sometimes referred to as “junk bonds” or high yield securities). The portfolio also invests in corporate debt securities and may buy preferred and other convertible securities and bank loans.

Utilities	MFS Investment Management

To seek capital growth and current income (income above that available from the portfolio invested entirely in equity securities). Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in securities of companies in the utilities industry. Securities in the utilities industry may include equity and debt securities of domestic and foreign companies (including emerging markets).

Value	Van Kampen Investments

To realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk. Under normal market conditions, the portfolio invests in equity securities of companies with capitalizations, at the time of investment, similar to the market capitalization of companies in the Russell MidCapValue Index.*

*“Wilshire 5000 Total Market Index®” is a trademark of Wilshire Associates. “MSCI All Country World Ex US Index” is a trademark of Morgan Stanley & Co. Incorporated. “Russell 1000,®” “Russell 2000,®” “Russell 1000 Value,®” “Russell 3000,®” “Russell MidCap,®” and “Russell MidCap Value®” are trademarks of Frank Russell Company.”S&P 500,®” “S&P MidCap 400,®” and “S&P SmallCap 600®” are trademarks of The McGraw-Hill Companies, Inc. None of the portfolios are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the portfolios.

The indices referred to in the portfolio descriptions track companies having the ranges of approximate market capitalization, as of February 28, 2009, set out below:

Wilshire 5000 Total Market Index — $1 million to $385 billion

MSCI All Country World Ex US Index — $199 million to $176 billion

MSCI EAFE Index — $199 million to $126 billion

Russell 1000 Index — $41 million to $337.9 billion

Russell 1000 Value Index — $41 million to $337.9 billion

Russell 2000 Index — $3.2 million to $3.7 billion

Russell 3000 Index — $3 million to $337.9 billion

Russell MidCap Index — $41 million to $13.8 billion

Russell MidCap Value Index — $41 million to $13.8 billion

S&P 500 Index — $224 million to $337.9 billion

S&P MidCap 400 Index — $42 million to $4.6 billion

S&P SmallCap 600 Index — $200 million to $1 billion

**The Barclays Capital U.S. Aggregate Bond Index (which represents the U.S. investment grade bond market) is a bond index that relies on indicators such as quality, liquidity, term and duration as relevant measures of performance.

If the shares of a portfolio are no longer available for investment or in our judgment investment in a portfolio becomes inappropriate, we may eliminate the shares of a portfolio and substitute shares of another portfolio of the Trust or another open-end registered investment company. Substitution may be made with respect to both existing investments and the investment of future purchase payments. However, we will make no such substitution without first notifying you and obtaining approval of the appropriate insurance regulatory authorities and the SEC (to the extent required by the 1940 Act).

We will purchase and redeem series fund shares for the Account at their net asset value without any sales or redemption charges. Shares of a series fund represent an interest in one of the funds of the series fund which corresponds to a subaccount of the Account. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.

On each business day, shares of each series fund are purchased or redeemed by us for each subaccount based on, among other things, the amount of net premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each series fund’s net asset value per share determined for that same date. A “business day” is any date on which the New York Stock Exchange is open for trading. We compute policy values for each business day as of the close of that day (usually 4:00 p.m. Eastern time).

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We will vote shares of the portfolios held in the Account at the shareholder meetings according to voting instructions received from persons having the voting interest under the policies. We will determine the number of portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. Proxy material will be distributed to each person having the voting interest under the contract together with appropriate forms for giving voting instructions. We will vote all portfolio shares that we hold (including our own shares and those we hold in the Account for policy owners) in proportion to the instructions so received. The effect of this proportional voting is that a small number of policy owners can determine the outcome of a vote.

We determine the number of a series fund’s shares held in a subaccount attributable to each owner by dividing the amount of a policy’s account value held in the subaccount by the net asset value of one share in the series fund. Fractional votes will be counted. We determine the number of shares as to which the owner may give instructions as of the record date for a series fund’s meeting. Owners of policies may give instructions regarding the election of the Board of Trustees or Board of Directors of a series fund, ratification of the selection of independent auditors, approval of series fund investment advisory agreements and other matters requiring a shareholder vote. We will furnish owners with information and forms to enable owners to give voting instructions. However, we may, in certain limited circumstances permitted by the SEC’s rules, disregard voting instructions. If we do disregard voting instructions, you will receive a summary of that action and the reasons for it in the next semi-annual report to owners.

The voting privileges described above reflect our understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements. We also reserve the right, subject to compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by John Hancock USA to be associated with the class of policies to which your policy belongs from the Account to another separate account or subaccount, (2) to deregister the Account under the 1940 Act, (3) to substitute for the fund shares held by a subaccount any other investment permitted by law, and (4) to take any action necessary to comply with or obtain any exemptions from the 1940 Act. Any such change will be made only if, in our judgment, the change would best serve the interests of owners of policies in your policy class or would be appropriate in carrying out the purposes of such policies. We would notify owners of any of the foregoing changes and to the extent legally required, obtain approval of affected owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.

Description of John Hancock USA

We are a stock life insurance company incorporated in Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan. We are a licensed life insurance company in the District of Columbia and all states of the United States except New York. Our ultimate parent is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC is the holding company of John Hancock USA and its subsidiaries. However, neither John Hancock USA nor any of its affiliated companies guarantees the investment performance of the Account.

We are ranked and rated by independent financial rating services, which may include Moody’s, Standard & Poor’s, Fitch and A.M. Best. The purpose of these ratings is to reflect the financial strength or claims-paying ability of the company, but they do not specifically relate to its products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any portfolio. These ratings do not apply to the safety and performance of the Separate Account.

Description of Separate Account N

The investment accounts shown on page 1 are in fact subaccounts of Separate Account N, a separate account operated by us under Michigan law. The Account meets the definition of “separate account” under the Federal securities laws and is registered as a unit investment trust under the 1940 Act. Such registration does not involve supervision by the SEC of the management of the Account or of us.

The Account’s assets are our property. Each policy provides that amounts we hold in the Account pursuant to the policies cannot be reached by any other persons who may have claims against us and can’t be used to pay any indebtedness of John Hancock USA other than those arising out of policies that use the Account. Income, gains and losses credited to, or charged against, the Account reflect the Account’s own investment experience and not the investment experience of John Hancock USA’s other assets.

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New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.

The fixed account

Our obligations under any fixed account are backed by our general account assets. Our general account consists of assets owned by us other than those in the Account and in other separate accounts that we may establish. Subject to applicable law, we have sole discretion over the investment of assets of the general account and policy owners do not share in the investment experience of, or have any preferential claim on, those assets. Instead, we guarantee that the policy value allocated to any fixed account will accrue interest daily at an effective annual rate that we determine without regard to the actual investment experience of the general account. We currently offer only one fixed account — the standard fixed account. The effective annual rate we declare for the fixed account will never be less than 3%. We reserve the right to offer one or more additional fixed accounts with characteristics that differ from those of the current fixed account, but we are under no obligation to do so.

Because of exemptive and exclusionary provisions, interests in our fixed account have not been and will not be registered under the Securities Act of 1933 (“1933 Act”) and our general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and we have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to any fixed account. Disclosure regarding fixed accounts, however, is subject to certain generally-applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.

The death benefit

In your application for the policy, you will tell us how much life insurance coverage you want on the life of the insured person. This is called the “Total Face Amount.” Total Face Amount is composed of the Base Face Amount and any Supplemental Face Amount you elect. The Supplemental Face Amount you can have generally cannot exceed 900% of the Base Face Amount at the Issue Date. Thereafter, increases to the Supplemental Face Amount cannot exceed 400% of the Total Face Amount at the Issue Date. There are a number of factors you should consider in determining whether to elect coverage in the form of Base Face Amount or in the form of Supplemental Face Amount. These factors are discussed under “Base Face Amount vs. Supplemental Face Amount” below.

When the insured person dies, we will pay the death benefit minus any outstanding policy debt and unpaid fees and charges. There are two ways of calculating the death benefit. You must choose which one you want in the application. The two death benefit options are described below.

•	Option 1 - The death benefit will equal the greater of (1) the Total Face Amount, or (2) the minimum death benefit (as described below).

•	Option 2 - The death benefit will equal the greater of (1) the Total Face Amount plus the policy value on the date of death, or (2) the minimum death benefit.

For the same premium payments, the death benefit under Option 2 will tend to be higher than the death benefit under Option 1. On the other hand, the monthly insurance charge will be higher under Option 2 to compensate us for the additional insurance risk. Because of that, the policy value will tend to be higher under Option 1 than under Option 2 for the same premium payments.

Limitations on payment of death benefit

If the insured person commits suicide within certain time periods (generally within two years from the Issue Date of the policy), the amount payable will be equal to the premiums paid, less the amount of any policy debt on the date of death, and less any withdrawals, unless otherwise provided by your policy.

Also if an application misstated the age or sex of the insured person, we will adjust, if necessary, the Base Face Amount, any Supplemental Face Amount, and every other benefit to that which would have been purchased at the correct age or sex by the most recent cost of insurance charge.

Base Face Amount vs. Supplemental Face Amount

As noted above, you should consider a number of factors in determining whether to elect coverage in the form of Base Face Amount or in the form of Supplemental Face Amount.

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For the same amount of premiums paid, the amount of the Face Amount charge deducted from policy value and the amount of compensation paid to the selling insurance agent will generally be less if coverage is included as Supplemental Face Amount, rather than as Base Face Amount. On the other hand, the amount of any Supplemental Face Amount included in the calculation of the death benefit at and after the policy anniversary nearest the insured person’s 100th birthday will be limited to the lesser of the current Supplemental Face Amount or the policy value.

If your priority is to reduce your Face Amount charges, you may wish to maximize the proportion of the Supplemental Face Amount. However, if your priority is to maximize the death benefit when the insured person reaches age 100, then you may wish to maximize the proportion of the Base Face Amount.

The minimum death benefit

In order for a policy to qualify as life insurance under Federal tax law, there has to be a minimum amount of insurance in relation to policy value. There are two tests that can be applied under Federal tax law — the “guideline premium test” and the “cash value accumulation test.” You must elect which test you wish to have applied at issue. Once elected, the test cannot be changed without our approval.

Under the guideline premium test, we compute the minimum death benefit each business day by multiplying the policy value (and any benefit under the Enhanced Cash Value Rider) on that date by the death benefit factor applicable on that date. Factors for some ages are shown in the table below:

Attained Age	Applicable Factor
40 and under	250%
45	215%
50	185%
55	150%
60	130%
65	120%
70	115%
75	105%
90	105%
95 and above	100%

A table showing the factor for each age will appear in the policy.

Under the cash value accumulation test, we compute the minimum death benefit each business day by multiplying the policy value (and any benefit under the Enhanced Cash Value Rider) on that date by the death benefit factor applicable on that date. The factor decreases as attained age increases. A table showing the factor for each age will appear in the policy.

The cash value accumulation test may be preferable if you want to fund the policy so that the minimum death benefit will increase earlier than would be required under the guideline premium test, or if you want to fund the policy at the “7 pay” limit for the full seven years (see “Tax considerations”).

To the extent that the calculation of the minimum death benefit under the selected life insurance qualification test causes the death benefit to exceed our limits, we reserve the right to return premiums or distribute a portion of the policy value so that the resulting amount of insurance is maintained within our limits. Alternatively, if we should decide to accept the additional amount of insurance, we may require additional evidence of insurability.

When the insured person reaches 100

At and after the policy anniversary nearest the insured person’s 100th birthday, the following will occur:

•	Any Supplemental Face Amount will be limited (see “Base Face Amount vs. Supplemental Face Amount”).

•	We will stop deducting any monthly deductions.

•	We will stop accepting any premium payments.

Requesting an increase in coverage

After the first policy year, you may make a written request for an unscheduled increase in the Supplemental Face Amount. We must receive your written request within two months of your next policy anniversary. Generally, each such

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increase must be at least $50,000. However, you will have to provide us with evidence that the insured person qualifies for the same risk classification that applied to them at issue. Generally, any increase will be effective on the next policy anniversary following the date we approve the request.

Requesting a decrease in coverage

After the first policy year, we may approve a reduction in the Base Face Amount or the Supplemental Face Amount, but only if:

•	the remaining Total Face Amount will be at least $100,000,

•	the remaining Base Face Amount will be at least $50,000, and

•	the remaining Total Face Amount will at least equal the minimum required by the tax laws to maintain the policy’s life insurance status.

An approved decrease will take effect on the monthly deduction date on or next following the date we approve the request. We reserve the right to require that the Supplemental Face Amount be fully depleted before the Base Face Amount can be reduced.

Change of death benefit option

The death benefit option may be changed from Option 2 to Option 1 after the first policy year. We reserve the right to limit a request for a change if the change would cause the policy to fail to qualify as life insurance for tax purposes. We will not allow a change in death benefit option if it would cause the Total Face Amount to decrease below $100,000.

A change in the death benefit option from Option 2 to Option 1 will result in a change in the policy’s Total Face Amount, in order to avoid any change in the amount of the death benefit. The new Total Face Amount will be equal to the Total Face Amount prior to the change plus the policy value as of the date of the change. The change will take effect on the monthly deduction date on or next following the date the written request for the change is received at our Service Office.

If you change the death benefit option, the Federal tax law test (“guideline premium test” or “cash value accumulation test”) that you elected at issue will continue to apply. Please read “The minimum death benefit” for more information about these Federal tax laws tests.

Tax consequences of coverage changes

A change in the death benefit option or Total Face Amount will often change the policy’s limits under the Federal tax law test that you elected. To avoid having the policy cease to qualify as life insurance for tax purposes, we reserve the right to (i) refuse or limit a change in the death benefit option or Total Face Amount and (ii) change the Guideline Single Premium or Guideline Level Premium, as applicable. Please read “Tax considerations” to learn about possible tax consequences of changing your insurance coverage under the policy.

Your beneficiary

You name your beneficiary when you apply for the policy. The beneficiary is entitled to the proceeds we pay following the insured person’s death. You may change the beneficiary during the insured person’s lifetime. Such a change requires the consent of any named irrevocable beneficiary. A new beneficiary designation will not affect any payments we make before we receive it. If no beneficiary is living when the insured person dies, we will pay the insurance proceeds to the owner or the owner’s estate.

Ways in which we pay out policy proceeds

You may choose to receive proceeds from the policy as a single sum. This includes proceeds that become payable because of death or surrender. Alternatively, you can select to have proceeds of $1,000 or more applied to any of the other payment options we may offer at the time. You cannot choose an option if the monthly payments under the option would be less than $50. We will issue a supplementary agreement when the proceeds are applied to any alternative payment option. That agreement will spell out the terms of the option in full. If no alternative payment option is chosen, proceeds may be paid as a single sum.

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Changing a payment option

You can change the payment option at any time before the proceeds are payable. If you haven’t made a choice, the payee of the proceeds has a prescribed period in which he or she can make that choice.

Tax impact of payment option chosen

There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult with a qualified tax adviser before making that choice.

Premiums

Planned premiums

The Policy Specifications page of your policy will show the “Planned Premium” for the policy. You choose this amount in the policy application. You will also choose how often to pay premiums — annually, semi-annually, quarterly or monthly. The premium reminder notice we send you is based on the amount and period you choose. However, payment of Planned Premiums is not necessarily required. You need only pay enough premium to keep the policy in force (see “Lapse and reinstatement”).

Minimum initial premium

The Minimum Initial Premium is set forth in the Policy Specifications page of your policy. After the payment of the initial premium, premiums may be paid at any time and in any amount until the insured person’s attained age 100 , subject to the limitations on premium amount described below.

Maximum premium payments

Federal tax law limits the amount of premium payments you can make relative to the amount of your policy’s insurance coverage. We will not knowingly accept any amount by which a premium payment exceeds this limit. If you exceed certain other limits, the law may impose a penalty on amounts you take out of your policy. More discussion of these tax law requirements is provided under “Tax considerations.”

Large premium payments may expose us to unanticipated investment risk, and we will generally refuse to accept premiums in excess of the Maximum Annual Premium limit set forth in the Policy Specifications. In addition, in order to limit our investment risk exposure under certain market conditions, we may refuse to accept additional premium payments that are not in excess of the Maximum Annual Premium limit.nbsp; This may be the case, for example, in an environment of decreasing interest rates, where we may not be able to acquire investments for our general account that will sufficiently match the liabilities we are incurring under our fixed account guarantees. Excessive allocations may also interfere with the effective management of our variable investment account portfolios, if we are unable to make an orderly investment of the additional premium into the portfolios. Also, we may refuse to accept an amount of additional premium if the amount of the additional premium would increase our insurance risk exposure, and the insured person doesn’t provide us with adequate evidence that he or she continues to meet our requirements for issuing insurance.

We will notify you in writing of our refusal to accept additional premium under these provisions within three days following the date that it is received by us, and will promptly thereafter take the necessary steps to return the premium to you. Notwithstanding the foregoing limits on the additional premium that we will accept, we will not refuse to accept any premium necessary to prevent the policy from terminating.

Processing premium payments

No premiums will be accepted prior to our receipt of a completed application at our Service Office. All premiums received prior to the Issue Date of the policy will be held in the general account and credited with interest from the date of receipt at the rate then being earned on amounts allocated to the Money Market B investment account. All premiums received on or after the Issue Date, but prior to the Allocation Date, will be held in the Money Market B investment account. The “Allocation Date” of the policy is the 10th day after the Issue Date. The Issue Date is shown on the Policy Specifications page of the policy. On the Allocation Date, the Net Premiums paid plus interest credited, if any, will be allocated among the investment accounts or the fixed account in accordance with the policy owner’s instructions. The “Net Premium” is the premium paid less the premium charge we deduct from it.

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Any Net Premium received on or after the Allocation Date will be allocated among investment accounts or the fixed account as of the business day on or next following the date the premium is received at the Service Office. Monthly deductions are normally due on the Policy Date and at the beginning of each policy month thereafter. However, if the monthly deductions are due prior to the Contract Completion Date, they will be deducted from policy value on the Contract Completion Date instead of the dates they were due (see “Procedures for issuance of a policy” for the definition of “Contract Completion Date”).

Payment of premiums will not guarantee that the policy will stay in force. Conversely, failure to pay premiums will not necessarily cause the policy to lapse.

Ways to pay premiums

If you pay premiums by check or money order, they must be drawn on a U.S. bank in U.S. dollars and made payable to “John Hancock.” We will not accept credit card checks. We will not accept starter or third party checks if they fail to satisfy our administrative requirements. Premiums after the first must be sent to the John Hancock USA Service Office at the appropriate address shown on the back cover of this prospectus. We will also accept premiums by wire or by exchange from another insurance company.

Lapse and reinstatement

Lapse

A policy will go into default if at the beginning of any policy month the policy’s net cash surrender value would be zero or below after deducting the monthly deductions then due. Therefore, a policy could lapse eventually if increases in policy value (prior to deduction of policy charges) are not sufficient to cover policy charges. A lapse could have adverse tax consequences as described under “Tax considerations.” We will notify you of the default and will allow a 61 day grace period in which you may make a premium payment sufficient to bring the policy out of default. The required payment will be equal to the amount necessary to bring the net cash surrender value to zero, if it was less than zero on the date of default, plus the monthly deductions due at the date of default and payable at the beginning of each of the two policy months thereafter, plus any applicable premium charge. If the required payment is not received by the end of the grace period, the policy will terminate (i.e., “lapse”) with no value.

Death during grace period

If the insured person should die during the grace period, the policy value used in the calculation of the death benefit will be the policy value as of the date of default and the insurance benefit will be reduced by any outstanding monthly deductions due at the time of death.

Reinstatement

You can reinstate a policy that has gone into default and terminated at any time within 21 days following the date of termination without furnishing evidence of insurability, subject to the following conditions:

(a)	The insured person’s risk classification is standard or preferred, and

(b)	The insured person’s attained age is less than 46.

By making a written request, you can reinstate a policy that has gone into default and terminated at any time within the three-year period following the date of termination subject to the following conditions:

(a)	You must provide to us evidence of the insured person’s insurability that is satisfactory to us; and

(b)	You must pay a premium equal to the amount that was required to bring the policy out of default immediately prior to termination, plus the amount needed to keep the policy in force to the next scheduled date for payment of the Planned Premium.

If the reinstatement is approved, the date of reinstatement will be the later of the date we approve your request or the date the required payment is received at our Service Office. The policy value on the date of reinstatement, prior to the crediting of any Net Premium paid in connection with the reinstatement, will be equal to the policy value on the date the policy terminated. Any policy debt not paid upon termination of a policy will be reinstated if the policy is reinstated.

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Generally, the suicide exclusion and incontestability provisions will apply from the effective date of reinstatement. A surrendered policy cannot be reinstated.

The policy value

From each premium payment you make, we deduct the applicable premium charges described under “Deduction from premium payments.” We invest the rest (known as the “Net Premium”) in the accounts (fixed or investment) you’ve elected. Special investment rules apply to premiums processed prior to the Allocation Date (see “Processing premium payments”).

Over time, the amount you’ve invested in any investment account will increase or decrease the same as if you had invested the same amount directly in the corresponding underlying portfolio and had reinvested all portfolios’ dividends and distributions in additional portfolio shares, except that we will deduct certain additional charges which will reduce your policy value. We describe these charges under “Description of charges at the policy level.”

We calculate the unit values for each investment account once every business day as of the close of trading on the New York Stock Exchange, usually 4:00 p.m. Eastern time. Sales and redemptions within any investment account will be transacted using the unit value next calculated after we receive your request either in writing or other form that we specify. If we receive your request before the close of our business day, we’ll use the unit value calculated as of the end of that business day. If we receive your request at or after the close of our business day, we’ll use the unit value calculated as of the end of the next business day. If a scheduled transaction falls on a day that is not a business day, we’ll process it as of the end of the next business day.

The amount you’ve invested in the fixed account will earn interest at the rates we declare from time to time. For the fixed account, we guarantee that this rate will be at least 3%. If you want to know what the current declared rate is for the fixed account, just call or write to us. The asset-based risk charge only applies to that portion of the policy value held in the investment accounts. The charge determined does not apply to the fixed account. Otherwise, the policy level charges applicable to the fixed account are the same as those applicable to the investment accounts. We reserve the right to offer one or more additional fixed accounts with characteristics that differ from those of the current fixed account, but we are under no obligation to do so.

Allocation of future premium payments

At any time, you may change the accounts (fixed or investment) in which future premium payments will be invested. You make the original allocation in the application for the policy. The percentages you select must be in whole numbers and must total 100%.

Transfers of existing policy value

You may also transfer your existing policy value from one account (fixed or investment) to another. To do so, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount. A confirmation of each transfer will be sent to you. Without our approval, the maximum amount you may transfer to or from any account in any policy year is $1,000,000.

The policies are not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers among investment accounts. As a consequence, we have reserved the right to impose limits on the number and frequency of transfers into and out of investment accounts and to impose a fee of up to $25 for any transfer beyond an annual limit (which will not be less than twelve). No transfer fee will be imposed on any transfer from an investment account into a fixed account if the transfer occurs during the following periods:

•	within 18 months after the policy’s Issue Date, or

•	within 60 days after the later of the effective date of a material change in the investment objectives of any investment account or the date you are notified of the change.

Subject to the restrictions set forth below, you may transfer existing policy value into or out of investment accounts. Transfers out of a fixed account are subject to additional limitations noted below.

Our current practice is to restrict transfers into or out of investment accounts to two per calendar month (except with respect to those policies described in the following paragraphs). For purposes of this restriction, and in applying the limitation on the number of free transfers, any transfers made during the period from the opening of a business day (usually 9:00 a.m. Eastern time) to the close of that business day (usually 4:00 p.m. Eastern time) are considered one transfer. You may, however,

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transfer to the Money Market B investment account even if the two transfer per month limit has been reached, but only if 100% of the account value in all investment accounts is transferred to the Money Market B investment account. If such a transfer to the Money Market B investment account is made, then for the 30 calendar day period after such transfer no transfers from the Money Market B investment account to any other accounts (fixed or investment) may be made. If your policy offers a dollar cost averaging or automatic asset allocation rebalancing program, any transfers pursuant to such program are not considered transfers subject to these restrictions on frequent trading. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.

Policies such as yours may be purchased by a corporation or other entity as a means to informally finance the liabilities created by an employee benefit plan, and to this end the entity may aggregately manage the policies purchased to match its liabilities under the plan. Policies sold under these circumstances are subject to special transfer restrictions. In lieu of the two transfers per month restriction, we will allow the policy owner under these circumstances to rebalance the investment options in its policies within the following limits: (i) during the 10 calendar day period after any policy values are transferred from one investment account into a second investment account, the values can only be transferred out of the second investment account if they are transferred into the Money Market B investment account; and (ii) any policy values that would otherwise not be transferable by application of the 10 day limit described above and that are transferred into the Money Market B investment account may not be transferred out of the Money Market B investment account into any other accounts (fixed or investment) for 30 calendar days. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.

Subject to our approval, we may offer policies purchased by a corporation or other entity that has purchased policies to match its liabilities under an employee benefit plan, as described above, the ability to electronically rebalance the investment options in its policies. Under these circumstances, in lieu of imposing any specific limit upon the number and timing of transfers, we will monitor aggregate trades among the subaccounts for frequency, pattern and size for potentially harmful investment practices. If we detect trading activity that we believe may be harmful to the overall operation of any investment account or underlying portfolio, we may impose conditions on policies employing electronic rebalancing to submit trades, including setting limits upon the number and timing of transfers, and revoking privileges to make trades by any means other than written communication submitted via U.S. mail.

While we seek to identify and prevent disruptive frequent trading activity, it may not always be possible to do so. Therefore no assurance can be given that the restrictions we impose will be successful in preventing all disruptive frequent trading and avoiding harm to long-term investors. The restrictions described in these paragraphs will be applied uniformly to all policy holders subject to the restrictions.

Rule 22c-2 under the 1940 Act requires us to provide tax identification numbers and other policy owner transaction information to the Trust or to other investment companies in which the Separate Account invests, at their request. An investment company will use this information to identify any pattern or frequency of investment account transfers that may violate their frequent trading policy. An investment company may require us to impose trading restrictions in addition to those described above if violations of their frequent trading policy are discovered.

Transfers out of the fixed account option are limited to the greater of (i) the fixed account maximum transfer amount of $2,000, or (ii) the fixed account maximum transfer percentage of 25% multiplied by the amount of the fixed account on the immediately preceding policy anniversary. Any transfer which involves a transfer out of the fixed account may not involve a transfer to the Money Market B investment account.

We reserve the right to impose a minimum amount limit on transfers out of any fixed account. We also reserve the right to impose different restrictions on any additional fixed account that we may offer in the future.

Dollar cost averaging. We may offer policy owners a dollar cost averaging (“DCA”) program. Under the DCA program, you will designate an amount that will be transferred monthly from one investment account into any other investment account(s) or the fixed account. If insufficient funds exist to effect a DCA transfer, the transfer will not be effected and you will be so notified. No fee is charged for this program.

We reserve the right to cease to offer this program as of 90 days after written notice is sent to you.

Asset allocation balancer transfers. Under the asset allocation balancer program you will designate an allocation of policy value among investment accounts. We will move amounts among the investment accounts at specified intervals you select - annually, semi-annually, quarterly or monthly. A change to your premium allocation instructions will automatically

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result in a change in asset allocation balancer instructions so that the two are identical unless you either instruct us otherwise or have elected the dollar cost averaging program. No fee is charged for this program.

We reserve the right to cease to offer this program as of 90 days after written notice is sent to you.

Surrender and withdrawals

Surrender

You may surrender your policy in full at any time. If you do, we will pay you the policy value less any policy debt. This is called your “net cash surrender value.” You must return your policy when you request a surrender. We will process surrenders on the day we receive the surrender request (unless such day is not a business day, in which case we will process surrenders as of the business day next following the date of the receipt).

Withdrawals

After the first policy year, you may make a withdrawal of part of your net cash surrender value once in each policy month. Generally, each withdrawal must be at least $500. There is a withdrawal fee for each withdrawal of the lesser of 2% of the withdrawal amount or $25. We will automatically reduce the policy value of your policy by the amount of the withdrawal fee. Unless otherwise specified by you, each account (fixed and investment) will be reduced in the same proportion as the policy value is then allocated among them. We will not permit a withdrawal if it would cause your net cash surrender value to fall below 3 months’ worth of monthly deductions (see “Deductions from policy value”). We also reserve the right to refuse any withdrawal that would cause the policy’s Total Face Amount to fall below $100,000 or the Base Face Amount to fall below $50,000.

Because it reduces the policy value, any withdrawal will reduce your death benefit under either Option 1 or Option 2 (see “The death benefit”). Under Option 1, such a withdrawal may also reduce the Total Face Amount. Generally, any such reduction in the Total Face Amount will be implemented by first reducing any Supplemental Face Amount then in effect. We may approve reductions in the Base Face Amount prior to eliminating the Supplemental Face Amount. You should consider a number of factors in determining whether to continue coverage in the form of Base Face Amount or Supplemental Face Amount (see “Base Face Amount vs. Supplemental Face Amount”). If such a reduction in Total Face Amount would cause the policy to fail the Internal Revenue Code’s definition of life insurance, we will not permit the withdrawal.

Policy loans

You may borrow from your policy at any time by completing a form satisfactory to us. The amount available for loan will not be less than 75% of the net cash surrender value. The maximum amount you can borrow is the amount determined as set out below.

•	We first determine the net cash surrender value of your policy.

•	We then subtract an amount equal to 12 times the monthly deductions then being deducted from policy value.

•	We then multiply the resulting amount by 0.75% in policy years 1 through 10 and 0% thereafter (although we reserve the right to increase the percentage after the tenth policy year to as much as .25%).

•	We then subtract the third item above from the second item above.

The minimum amount of each loan is $500. The interest charged on any loan is an effective annual rate of 3.75% in the first 10 policy years and 3.00% thereafter. However, we reserve the right to increase the percentage after the tenth policy year to as much as 3.25%. Accrued interest will be added to the loan daily and will bear interest at the same rate as the original loan amount. Unless otherwise specified by you, the amount of the loan is deducted from the accounts (fixed and investment) in the same proportion as the policy value is then allocated among them. The amount of the loan is then placed in a special loan account. This special loan account will earn interest at an effective annual rate of 3.00%. The tax consequences of a loan interest credited differential of 0% are unclear. You should consult a tax adviser before effecting a loan to evaluate possible tax consequences. If we determine that a loan will be treated as a taxable distribution because of the differential between the loan interest rate and the rate being credited on the special loan account, we reserve the right to increase the rate charged on the loan to a rate that would, in our reasonable judgment, result in the transaction being treated as a loan under Federal tax

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law. The right to increase the rate charged on the loan is restricted in some states. Please see your John Hancock USA representative for details. We process policy loans as of the business day on or next following the day we receive the loan request.

Repayment of policy loans

You can repay all or part of a loan at any time. Each repayment will be allocated among the accounts as set out below.

•	The same proportionate part of the loan as was borrowed from the fixed account will be repaid to that fixed account.

•	The remainder of the repayment will be allocated among the accounts in the same way a new premium payment would be allocated (unless otherwise specified by you).

If you want a payment to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments. We process loan repayments as of the day we receive the repayment.

Effects of policy loans

The policy value, the net cash surrender value, and any death benefit are permanently affected by any loan, whether or not it is repaid in whole or in part. This is because the amount of the loan is deducted from the accounts and placed in a special loan account. The accounts and the special loan account will generally have different rates of investment return.

The amount of the outstanding loan (which includes accrued and unpaid interest) is subtracted from the amount otherwise payable when the policy proceeds become payable.

Taking out a loan on the policy increases the risk that the policy may lapse because of the difference between the interest rate charged on the loan and the interest rate credited to the special loan account. Also, whenever the outstanding loan equals or exceeds your policy value after the insured person reaches age 100, the policy will terminate 31 days after we have mailed notice of termination to you (and to any assignee of record at such assignee’s last known address) specifying the amount that must be paid to avoid termination, unless a repayment of at least the amount specified is made within that period. Policy loans may also result in adverse tax consequences under certain circumstances (see “Tax considerations”).

Description of charges at the policy level

Deduction from premium payments

•	Premium charge - A charge to help defray our sales costs and related taxes. The current charge is 1.5% of each premium paid, although we reserve the right to increase the percentage to as high as 7%.

Deductions from policy value

•	Administrative charge - A monthly charge to help cover our administrative costs. This is a flat dollar charge of up to $12.

•

Face Amount charge - A monthly charge for the first ten policy years to primarily help cover sales costs. To determine the charge we multiply the amount of Base Face Amount at issue by a rate which varies by duration (Policy Year) and by the insured person’s sex and issue age.

•

Cost of insurance charge - A monthly charge for the cost of insurance. To determine the charge, we multiply the net amount of insurance for which we are then at risk by a cost of insurance rate. The rate is derived from an actuarial table. The table in your policy will show the maximum cost of insurance rates. The cost of insurance rates that we currently apply are generally less than the maximum rates. The current rates will never be more than the maximum rates shown in the policy. The cost of insurance we use will depend on age of the insured person at issue, the insurance risk characteristics and (usually) gender of the insured person, the and the length of time the policy has been in effect. Regardless of the table used, cost of insurance rates generally increase each year that you own your policy, as the insured person’s age increases. (The insured person’s “age” on any date is his or her age on the birthday nearest that date.) For death benefit Option 1, the net amount at risk is equal to the greater of zero, or the result of (a) minus (b) where:

(a)	is the death benefit as of the first day of the Policy Month, divided by 1.0024663; and

(b)	is the policy value as of the first day of the Policy Month after the deduction of all other monthly deductions.

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Since the net amount at risk for death benefit Option 1 is based on a formula that includes as factors the death benefit and the policy value, the net amount at risk is affected by the investment performance of the investment accounts chosen, payment of premiums and charges assessed.

If the minimum death benefit is greater than the Total Face Amount, the cost of insurance charge will reflect the amount of that additional benefit.

For death benefit Option 2, the net amount at risk is equal to the Total Face Amount of insurance divided by 1.0024663.

•

Asset-based risk charge - A monthly charge to help cover sales, administrative and other costs. The charge is a percentage of that portion of your policy value allocated to investment accounts. This charge does not apply to the current fixed account.

•	Supplementary benefits charges - Monthly charges for any supplementary insurance benefits added to the policy by means of a rider.

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Withdrawal fee - A fee for each withdrawal of policy value to compensate us for the administrative expenses of processing the withdrawal. The fee is the lesser of 2% of the withdrawal amount or $25. This fee is not currently imposed, but we reserve the right to do so.

Additional information about how certain policy charges work

Sales expenses and related charges

The premium charges help to compensate us for the cost of selling our policies (see “Description of charges at the policy level”). The amount of the charges in any policy year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the policies. To the extent that the premium charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the asset-based risk charge and other gains with respect to the policies, or from our general assets. Similarly, administrative expenses not fully recovered by the administrative charge may also be recovered from such other sources.

Method of deduction

We deduct the monthly deductions described in the Fee Tables section from your policy’s accounts (fixed and investment) in proportion to the amount of policy value you have in each, unless otherwise specified by you.

Reduced charges for eligible classes

The charges otherwise applicable may be reduced with respect to policies issued to a class of associated individuals or to a trustee, employer or similar entity where we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses, lower taxes or lower risks to us. We will make these reductions in accordance with our rules in effect at the time of the application for a policy. The factors we consider in determining the eligibility of a particular group for reduced charges, and the level of the reduction, are as follows: the nature of the association and its organizational framework; the method by which sales will be made to the members of the class; the facility with which premiums will be collected from the associated individuals and the association’s capabilities with respect to administrative tasks; the anticipated lapse and surrender rates of the policies; the size of the class of associated individuals and the number of years it has been in existence; the aggregate amount of premiums paid; and any other such circumstances which result in a reduction in sales or administrative expenses, lower taxes or lower risks. Any reduction in charges will be reasonable and will apply uniformly to all prospective policy purchasers in the class and will not unfairly discriminate against any owner.

Other charges we could impose in the future

Except for a portion of the premium charge, we currently make no charge for our Federal income taxes. However, if we incur, or expect to incur, income taxes attributable to any subaccount of the Account or this class of policies in future years, we reserve the right to make a charge for such taxes. Any such charge would reduce what you earn on any affected investment accounts. However, we expect that no such charge will be necessary.

We also reserve the right to increase the premium charge in order to correspond with changes in the state premium tax levels or in the Federal income tax treatment of the deferred acquisition costs for this type of policy. Premium taxes vary by jurisdiction and are subject to change. Currently, premium tax levels range from 0% to 3.5%.

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Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we may make charges for such taxes.

Description of charges at the portfolio level

The portfolios must pay investment management fees and other operating expenses. These fees and expenses (shown in the tables of portfolio annual expenses under “Fee Tables”) are different for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any investment accounts you select. Expenses of the portfolios are not fixed or specified under the terms of the policy, and those expenses may vary from year to year.

Other policy benefits, rights and limitations

Optional supplementary benefit riders you can add

When you apply for a policy, you can request any of the optional supplementary benefit riders that we then make available. Availability of any rider, the benefits it provides and the charges for it may vary by state. Our rules and procedures will govern eligibility for any rider and, in some cases, the configuration of the actual rider benefits. Each rider contains specific details that you should review before you decide to choose the rider. Charges for most riders will be deducted from the policy value. We may change these charges (or the rates that determine them), but not above any applicable maximum amount stated in the Policy Specifications page of your policy. We may add to, delete from or modify the list of optional supplementary benefit riders.

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Enhanced Cash Value Rider - This rider provides for payment of an additional benefit to the policy owner upon surrender of the policy in the first seven policy years. The Enhanced Cash Value Rider benefit is calculated as a percentage of the lesser of (i) cumulative premiums paid to date or (ii) the “Limiting Premium” shown in the Policy Specifications page of your policy, minus any withdrawals and policy debt. The percentage starts at 11% and reduces to 0% in the eighth policy year. The cumulative premiums for any policy year are equal to the lesser of the actual premium paid in that policy year and the Limiting Premium. The Enhanced Cash Value Rider is only available if: (i) notice of surrender is received at our Service Office prior to the death of the insured person, (ii) such surrender is not the result of an exchange under section 1035 of the Internal Revenue Code, and (iii) the rider has not terminated pursuant to its terms. This rider does not increase the available loan value of the policy.

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Change of Life Insured Rider - This rider is only available to certain owners purchasing the policy in connection with the financing of employee benefit plan obligations. If you elect this rider, you may change the life insured on or after the second policy anniversary. You must have an insurable interest in the new life insured, and the new life insured must consent in writing to the change. We will require evidence which satisfies us of the new life insured’s insurability, and the premiums and charges after the change date will reflect the new life insured’s age, sex, risk classification and any additional rating which applies. Supplementary benefit riders on the old life insured will be canceled as of the change date. Supplementary benefits riders may be added on the new life insured as of the change date, subject to our normal requirements and restrictions for such benefits. The incontestability and suicide provisions of the policy will apply to the entire Face Amount beginning anew as of the change date.

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Overloan Protection Rider - This rider will prevent your policy from lapsing on any date if policy debt exceeds the death benefit. The benefit is subject to a number of eligibility requirements relating to, among other things, the number of years the policy has been in force, the attained age of the life insured, the death benefit option elected and the tax status of the policy.

When the Overloan Protection benefit in this rider is invoked, all values in the investment accounts are immediately transferred to the fixed account and will continue to grow at the current fixed account interest rate. Transfer fees do not apply to these transfers. Thereafter, policy changes and transactions are limited as set forth in the rider; for example, death benefit increases or decreases, additional premium payments, policy loans, withdrawals, surrender and transfers are no longer allowed. Any outstanding policy debt will remain. Interest will continue to be charged at the policy’s specified loan interest rate, and the policy’s loan account will continue to be credited with the policy’s loan interest credited rate. Any supplementary benefit rider requiring a monthly deduction will automatically be terminated.

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When the Overloan Protection Rider causes the policy to be converted into a fixed policy, there is risk that the Internal Revenue Service could assert that the policy has been effectively terminated and that the outstanding loan balance should be treated as a distribution. Depending on the circumstances, all or part of such deemed distribution may be taxable as income. You should consult a tax adviser as to the risks associated with the Overloan Protection Rider.

Variations in policy terms

Insurance laws and regulations apply to us in every state in which our policies are sold. As a result, terms and conditions of your insurance coverage may vary depending on where you purchase a policy. We disclose all material variations in this prospectus.

We may vary the charges and other terms of our policies where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the policies. These include the type of variations discussed under “Reduced charges for eligible classes.” No variation in any charge will exceed any maximum stated in this prospectus with respect to that charge. {GUARANTEE ISSUE}

Any variation discussed above will be made only in accordance with uniform rules that we adopt and that we apply fairly to our customers.

Procedures for issuance of a policy

Generally, the policy is available with a minimum Total Face Amount at issue of $100,000 and a minimum Base Face Amount at issue of $50,000. At the time of issue, the insured person must have an attained age of no more than 90. The insured person must meet certain health and other insurance risk criteria called “underwriting standards.”

Policies issued in Montana or in connection with certain employee plans will not directly reflect the sex of the insured person in either the premium rates or the charges or values under the policy.

Commencement of insurance coverage

After you apply for a policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a policy to you and, if so, what the insured person’s risk classification should be. After we approve an application for a policy and assign an appropriate insurance risk classification, we will prepare the policy for delivery. We will not pay a death benefit under a policy unless the policy is in effect when the insured person dies (except for the circumstances described under “Temporary coverage prior to policy delivery” below).

The policy will take effect only if all of the following conditions are satisfied:

•	The policy is delivered to and received by the applicant.

•	The Minimum Initial Premium is received by us.

•	The insured person is living and there has been no deterioration in the insurability of the insured person since the date of the application.

The date all of the above conditions are satisfied is referred to in this prospectus as the “Contract Completion Date.” If all of the above conditions are satisfied, the policy will take effect on the date shown in the policy as the “Policy Date.” That is the date on which we begin to deduct monthly charges. Policy months, policy years and policy anniversaries are all measured from the Policy Date.

Backdating

Under limited circumstances, we may backdate a policy, upon request, by assigning a Policy Date earlier than the date the application is signed. However, in no event will a policy be backdated earlier than the earliest date allowed by state law, which is generally three months to one year prior to the date of application for the policy. The most common reasons for backdating are to preserve a younger age at issue for the insured person or to retain a common monthly deduction date in certain corporate-owned life insurance cases involving multiple policies issued over time. If used to preserve age, backdating will result in lower insurance charges. However, monthly deductions will begin earlier than would otherwise be the case. Monthly deductions for the period the Policy Date is backdated will actually be deducted from policy value on the Contract Completion Date.

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Temporary coverage prior to policy delivery

If a specified amount of premium is paid with the application for a policy and other conditions are met, we will provide temporary term life insurance coverage on the insured person for a period prior to the time coverage under the policy takes effect. Such temporary term coverage will be subject to the terms and conditions described in the Temporary Life Insurance Agreement and Receipt attached to the application for the policy, including conditions to coverage and limits on amount and duration of coverage.

Monthly deduction dates

Each charge that we deduct monthly is assessed against your policy value at the close of business on the Policy Date and at the close of the first day in each subsequent policy month.

Changes that we can make as to your policy

We reserve the right to make any changes in the policy necessary to ensure the policy is within the definition of life insurance under the Federal tax laws and is in compliance with any changes in Federal or state tax laws.

In our policies, we reserve the right to make certain changes if they would serve the best interests of policy owners or would be appropriate in carrying out the purposes of the policies. These changes include those listed below:

•	Changes necessary to comply with or obtain or continue exemptions under the Federal securities laws.

•	Combining or removing fixed accounts or investment accounts.

•	Changes in the form of organization of any separate account.

Any such changes will be made only to the extent permitted by applicable laws and only in the manner permitted by such laws. When required by law, we will obtain your approval of the changes and the approval of any appropriate regulatory authority.

The owner of the policy

Who owns the policy? That’s up to the person who applies for the policy. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the accounts in which to invest or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. Whenever we’ve used the term “you” in this prospectus, we’ve assumed that the reader is the person who has whatever right or privilege is being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.

While the insured person is alive, you will have a number of options under the policy. These options include those listed below:

•	Determine when and how much you invest in the various accounts.

•	Borrow or withdraw amounts you have in the accounts.

•	Change the beneficiary who will receive the death benefit.

•	Change the amount of insurance.

•	Turn in (i.e., “surrender”) the policy for the full amount of its net cash surrender value.

•	Choose the form in which we will pay out the death benefit or other proceeds.

It is possible to name so-called “joint owners” of the policy. If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy.

Policy cancellation right

You have the right to cancel your policy within ten days after you receive it (the period may be longer in some states). This is often referred to as the “free look” period. During this period, your premiums will be allocated as described under “Processing premium payments” in this prospectus. To cancel your policy, simply deliver or mail the policy to:

•	John Hancock USA at either of the addresses shown on the back cover of this prospectus, or

•	the John Hancock USA representative who delivered the policy to you.

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The date of cancellation will be the date of such mailing or delivery. In most states, you will receive a refund of any premiums you’ve paid. In some states, the refund will be your policy value on the date of cancellation.

Reports that you will receive

At least annually, we will send you a statement setting forth at least the following information as of the end of the most recent reporting period: the amount of the death benefit, the portion of the policy value in the fixed account and in each investment account, premiums received and charges deducted from premiums since the last report, any outstanding policy loan (and interest charged for the preceding policy year), and any further information required by law. Moreover, you also will receive confirmations of premium payments, transfers among accounts, policy loans, partial withdrawals and certain other policy transactions.

Semi-annually we will send you a report containing the financial statements of the portfolios, including a list of securities held in each portfolio.

Assigning your policy

You may assign your rights in the policy to someone else as collateral for a loan or for some other reason. Assignments do not require the consent of any revocable beneficiary. A copy of the assignment must be forwarded to us. We are not responsible for any payment we make or any action we take before we receive a copy of the assignment at our Service Office. Nor are we responsible for the validity of the assignment or its efficacy in meeting your objectives. An absolute assignment is a change of ownership. All collateral assignees of record must usually consent to any surrender, withdrawal or loan from the policy.

When we pay policy proceeds

General

We will ordinarily pay any death benefit, withdrawal, surrender value or loan within seven days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). If we don’t have information about the desired manner of payment within seven days after the date we receive documentation of the insured person’s death, we will pay the proceeds as a single sum.

Delay to challenge coverage

We may challenge the validity of your insurance policy based on any material misstatements made to us in the application for the policy. We cannot make such a challenge, however, beyond certain time limits that are specified by the laws of the state in which your policy was issued.

Delay for check clearance

We reserve the right to defer payment of that portion of your policy value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed fifteen days) to allow the check to clear the banking system. We will not delay payment longer than necessary for us to verify a check has cleared the banking system.

Delay of separate account proceeds

We reserve the right to defer payment of any death benefit, loan or other distribution that is derived from an investment account if (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted; (2) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the policy value; or (3) the SEC by order permits the delay for the protection of owners. Transfers and allocations of policy value among the investment accounts may also be postponed under these circumstances. If we need to defer calculation of separate account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

Delay of general account surrender proceeds

State laws allow us to defer payment of any portion of the net cash surrender value derived from the fixed account for up to six months. These laws were enacted many years ago to help insurance companies in the event of a liquidity crisis.

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How you communicate with us

General rules

You should mail or express all checks and money orders for premium payments and loan repayments to the John Hancock USA Service Office at the appropriate address shown on the back cover.

Under our current rules, certain requests must be made in writing and be signed and dated by you. Those requests include the following.

•	loans

•	surrenders or withdrawals

•	change of death benefit option

•	increase or decrease in Face Amount

•	change of beneficiary

•	election of payment option for policy proceeds

•	tax withholding elections

•	election of telephone/internet transaction privilege

The following requests may be made either in writing (signed and dated by you) or by telephone or fax or through the Company’s secured website, if a special form is completed (see “Telephone, facsimile and internet transactions” below).

•	transfers of policy value among accounts

•	change of allocation among accounts for new premium payments

You should mail or express all written requests to our Service Office at the appropriate address shown on the back cover. You should also send notice of the insured person’s death and related documentation to our Service Office. We do not consider that we’ve “received” any communication until such time as it has arrived at the proper place and in the proper and complete form.

We have special forms that should be used for a number of the requests mentioned above. You can obtain these forms from our Service Office or your John Hancock USA representative. Each communication to us must include your name, your policy number and the name of the insured person. We cannot process any request that doesn’t include this required information. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered “received” by us on the next following business day. Our business day currently closes at 4:00 p.m. Eastern time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.

Telephone, facsimile and internet transactions

If you complete a special authorization form, you can request transfers among accounts and changes of allocation among accounts simply by telephoning us at 1-800-521-1234 or by faxing us at 617-572-7008 or through the Company’s secured website. Any fax or internet request should include your name, daytime telephone number, policy number and, in the case of transfers and changes of allocation, the names of the accounts involved. We will honor telephone and internet instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone/internet transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line or internet usage. If this occurs, you should submit your request in writing.

If you authorize telephone or internet transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone or internet instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions which are reasonably designed to confirm that instructions received by telephone or internet are genuine. These procedures include requiring personal identification, the use of a unique password for internet authorization, recording of telephone calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone or internet are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

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As stated earlier in this prospectus, the policies are not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers among investment options. To discourage disruptive frequent trading, we have imposed certain transfer restrictions (see “Transfers of existing policy value”). In addition, we also reserve the right to change our telephone, facsimile and internet transaction privileges outlined in this section at any time, and to suspend or terminate any or all of those privileges with respect to any owners who we feel are abusing the privileges to the detriment of other owners.

Distribution of policies

John Hancock Distributors LLC (“JH Distributors”), a Delaware limited liability company affiliated with us, is the principal distributor and underwriter of the securities offered through this prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the Trust, whose securities are used to fund certain investment accounts under the policies and under other annuity and life insurance products we offer.

JH Distributors’ principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5 and it also maintains offices with us at 197 Clarendon Street, Boston, Massachusetts 02116. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the “1934 Act”) and a member of the Financial Industry Regulatory Authority (“FINRA”).

We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. These broker-dealers may include our affiliate Signator Investors, Inc. In addition, we, either directly or through JH Distributors, have entered into agreements with other financial intermediaries that provide marketing, sales support and certain administrative services to help promote the policies (“financial intermediaries”). In a limited number of cases, we have entered into loans, leases or other financial agreements with these broker-dealers or financial intermediaries or their affiliates.

Compensation

The broker-dealers and other financial intermediaries that distribute or support the marketing of our policies may be compensated by means of various compensation and revenue sharing arrangements. A general description of these arrangements is set out below under “Standard compensation” and “Additional compensation and revenue sharing.” These arrangements may differ between firms, and not all broker-dealers or financial intermediaries will receive the same compensation and revenue sharing benefits for distributing our policies. Also, a broker-dealer may receive more or less compensation or other benefits for the promotion and sale of our policy than it would expect to receive from another issuer.

Under their own arrangements, broker-dealers determine how much of any amounts received from us is to be paid to their registered representatives. Our affiliated broker-dealer may pay its registered representatives additional compensation and benefits, such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the policies that they would not receive in connection with the sale of policies issued by unaffiliated companies.

Policy owners do not pay any compensation or revenue sharing benefits directly. These payments are made from JH Distributors and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from an underlying fund’s distribution plan (“12b-1 fees”), the fees and charges imposed under the policy and other sources.

You should contact your registered representative for more information on compensation arrangements in connection with your purchase of a policy. We provide additional information on special compensation or reimbursement arrangements involving broker-dealers and other financial intermediaries in the Statement of Additional Information, which is available upon request.

Standard compensation. JH Distributors pays compensation to broker-dealers for the promotion and sale of the policies, and for providing ongoing service in relation to policies that have already been purchased. We may also pay a limited number of broker-dealers commissions or overrides to “wholesale” the policies; that is, to provide marketing support and training services to the broker-dealer firms that do the actual selling.

The compensation JH Distributors pays to broker-dealers may vary depending on the selling agreement. The compensation paid is not expected to exceed 35% of target premium, and 6% of premium in excess of target, paid in the first policy year, 6% of target and excess premium paid in years 2-5, and 4.75% of target and excess premium paid in years 6-10.

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This compensation schedule is exclusive of additional compensation and revenue sharing and inclusive of overrides and expense allowances paid to broker-dealers for sale of the policies (not including riders).

Additional compensation and revenue sharing. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, we may enter into special compensation or reimbursement arrangements (“revenue sharing”), either directly or through JH Distributors, with selected broker-dealers and other financial intermediaries. In consideration of these arrangements, a firm may feature our policy in its sales system, give us preferential access to sales staff, or allow JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm’s sales force. We hope to benefit from these revenue sharing and other arrangements through increased sales of our policies.

Selling broker-dealers and other financial intermediaries may receive, directly or indirectly, additional payments in the form of cash, other compensation or reimbursement. These additional compensation or reimbursement arrangements may include, for example, payments in connection with the firm’s “due diligence” examination of the policies, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public or client seminars, advertising and sales campaigns regarding the policies, payments to assist a firm in connection with its systems, operations and marketing expenses and/or other events or activities sponsored by the firms. We may contribute to, as well as sponsor, various educational programs, sales promotions, and/or other contests in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash or other rewards as may be permitted under FINRA rules and other applicable laws and regulations.

Tax considerations

This description of Federal income tax consequences is only a brief summary and is neither exhaustive nor authoritative. It was written to support the promotion of our products. It does not constitute legal or tax advice, and it is not intended to be used and cannot be used to avoid any penalties that may be imposed on you. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax adviser. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively. The policy may be used in various arrangements, including non- qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the value of using the policy in any such arrangement depends in part on the tax consequences, a qualified tax adviser should be consulted for advice.

General

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of the Separate Account in our taxable income and take deductions for investment income credited to our “policy holder reserves.” We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge the Separate Account for any resulting income tax costs, other than a “DAC tax” charge we may impose against the Separate Account to compensate us for the finance costs attributable to the acceleration of our income tax liabilities by reason of a “DAC tax adjustment.” We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the series funds. These benefits can be material. We do not pass these benefits through to the Separate Account, principally because: (i) the deductions and credits are allowed to us and not the policy owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on the Separate Account assets that are passed through to policy owners.

The policies permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the policies or the Separate Account. Currently, we do not anticipate making any specific charge for such taxes other than any DAC tax charge and premium taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.

Death benefit proceeds and other policy distributions

Generally, death benefits paid under policies such as yours are not subject to income tax. Earnings on your policy value are ordinarily not subject to income tax as long as we don’t pay them out to you. If we do pay out any amount of your policy value upon surrender or partial withdrawal, all or part of that distribution would generally be treated as a return of the premiums you’ve paid and not subjected to income tax. However certain distributions associated with a reduction in death

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benefit or other policy benefits within the first fifteen years after issuance of the policy are ordinarily taxable in whole or in part. Amounts you borrow are generally not taxable to you.

However, some of the tax rules change if your policy is found to be a modified endowment contract. This can happen if you’ve paid premiums in excess of limits prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind, including loans. (See “7-pay premium limit and modified endowment contract status” below.)

We expect the policy to receive the same Federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code defines a life insurance contract for Federal tax purposes. For a policy to be treated as a life insurance contract, it must satisfy either the cash value accumulation test or the guideline premium test. These tests limit the amount of premium that you may pay into the policy. We will monitor compliance with these standards. If we determine that a policy does not satisfy section 7702, we may take whatever steps are appropriate and reasonable to bring it into compliance with section 7702.

If the policy complies with section 7702, the death benefit proceeds under the policy ordinarily should be excludable from the beneficiary’s gross income under section 101 of the Internal Revenue Code.

Increases in policy value as a result of interest or investment experience will not be subject to Federal income tax unless and until values are received through actual or deemed distributions. In general, unless the policy is a modified endowment contract, the owner will be taxed on the amount of distributions that exceed the premiums paid under the policy. An exception to this general rule occurs in the case of a decrease in the policy’s death benefit or any other change that reduces benefits under the policy in the first fifteen years after the policy is issued and that results in a cash distribution to the policy owner. Changes that reduce benefits include partial withdrawals, death benefit option changes, and distributions required to keep the policy in compliance with section 7702. For purposes of this rule any distribution within the two years immediately before a reduction in benefits will also be treated as if it caused the reduction. A cash distribution that reduces policy benefits will be taxed in whole or in part (to the extent of any gain in the policy) under rules prescribed in section 7702. The taxable amount is subject to limits prescribed in section 7702(f)(7). Any taxable distribution will be ordinary income to the owner (rather than capital gain).

Distributions for tax purposes include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy’s ownership.

It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under section 7702 of the Internal Revenue Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if any of the funds failed to meet certain investment diversification or other requirements of the Internal Revenue Code. If this were to occur, you would be subject to income tax on the income credited to the policy from the date of issue to the date of the disqualification and for subsequent periods.

Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws will depend on the circumstances of each owner or beneficiary. If the person insured by the policy is also its owner, either directly or indirectly through an entity such as a revocable trust, the death benefit will be includible in his or her estate for purposes of the Federal estate tax. If the owner is not the person insured, the value of the policy will be includible in the owner’s estate upon his or her death. Even if ownership has been transferred, the death proceeds or the policy value may be includible in the former owner’s estate if the transfer occurred less than three years before the former owner’s death or if the former owner retained certain kinds of control over the policy. You should consult your tax adviser regarding these possible tax consequences.

Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy’s ownership or making any assignment of ownership interests.

Policy loans

We expect that, except as noted below (see “7-pay premium limit and modified endowment contract status”), loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason other than the payment of the death benefit, the amount of any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of

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outstanding loans, you might find yourself having to choose between high premiums required to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

Diversification rules and ownership of the Account

Your policy will not qualify for the tax benefits of a life insurance contract unless the Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have “investment control” over the underlying assets.

In certain circumstances, the owner of a variable life insurance policy may be considered the owner, for Federal income tax purposes, of the assets of the separate account used to support the policy. In those circumstances, income and gains from the separate account assets would be includible in the policy owner’s gross income. The Internal Revenue Service (“IRS”) has stated in published rulings that a variable policy owner will be considered the owner of separate account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the “extent to which Policyholders may direct their investments to particular sub-accounts of a separate account without being treated as owners of the underlying assets.” As of the date of this prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable life insurance or annuity contract despite the owner’s ability to allocate funds among as many as twenty subaccounts.

The ownership rights under your policy are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that policyholders were not owners of separate account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy’s proportionate share of the assets of the Account.

We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that the funds will be able to operate as currently described in the series funds’ prospectuses, or that a series fund will not have to change any fund’s investment objectives or policies. We have reserved the right to modify your policy if we believe doing so will prevent you from being considered the owner of your policy’s proportionate share of the assets of the Account, but we are under no obligation to do so.

7-pay premium limit and modified endowment contract status

At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

The 7-pay limit is the total of net level premiums that would have been payable at any time for a comparable fixed policy to be fully “paid-up” after the payment of seven equal annual premiums. “Paid-up” means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first seven policy years exceed the 7-pay limit, the policy will be treated as a modified endowment contract, which can have adverse tax consequences.

Policies classified as modified endowment contracts are subject to the following tax rules:

•

First, all partial withdrawals from such a policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the distribution over the investment in the policy at such time. If you own any other modified endowment contracts issued to you in the same calendar year by the same insurance company or its affiliates, their values will be combined with the value of the policy from which you take the withdrawal for purposes of determining how much of the withdrawal is taxable as ordinary income.

•

Second, loans taken from or secured by such a policy and assignments or pledges of any part of its value are treated as partial withdrawals from the policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as an additional loan.

•

Third, a 10% additional income tax is imposed on the portion of any distribution (including distributions on surrender) from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:

•	is made on or after the date on which the policy owner attains age 59 1/2;

•	is attributable to the policy owner becoming disabled; or

44

•

is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner’s beneficiary.

These exceptions to the 10% additional tax do not apply in situations where the policy is not owned by an individual.

Furthermore, any time there is a “material change” in a policy, the policy will begin a new 7-pay testing period as if it were a newly-issued policy. The material change rules for determining whether a policy is a modified endowment contract are complex. In general, however, the determination of whether a policy will be a modified endowment contract after a material change depends upon the relationship among the death benefit of the policy at the time of such change, the policy value at the time of the change, and the additional premiums paid into the policy during the seven years starting with the date on which the material change occurs.

Moreover, if there is a reduction in benefits under a policy (such as a reduction in the death benefit or the reduction or cancellation of certain rider benefits) during a 7-pay testing period, the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested from the beginning of the 7-pay testing period using the lower limit. If the premiums paid to date at any point during the 7-pay testing period are greater than the recalculated 7-pay limit, the policy will become a modified endowment contract.

If your policy is issued as a result of a section 1035 exchange, it may be considered to be a modified endowment contract if the death benefit under the new policy is smaller than the death benefit under the exchanged policy, or if you reduce coverage in your new policy after it is issued. Therefore, if you desire to reduce the face amount as part of a 1035 exchange, a qualified tax adviser should be consulted for advice.

All modified endowment contracts issued by the same insurer (or its affiliates) to the same owner during any calendar year generally are required to be treated as one contract for the purpose of applying the modified endowment contract rules. A policy received in exchange for a modified endowment contract will itself also be a modified endowment contract. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.

Corporate and H.R. 10 retirement plans

The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of section 401 of the Internal Revenue Code. If so, the Internal Revenue Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Internal Revenue Code.

Withholding

To the extent that policy distributions to you are taxable, they are generally subject to withholding for your Federal income tax liability. However if you reside in the United States, you can generally choose not to have tax withheld from distributions.

Life insurance purchases by residents of Puerto Rico

In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the IRS ruled that income received by residents of Puerto Rico under a life insurance policy issued by a United States company is U.S.-source income that is subject to United States Federal income tax.

Life insurance purchases by non-resident aliens

If you are not a U.S. citizen or resident, you will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, you may be subject to state and/or municipal taxes and taxes imposed by your country of citizenship or residence. You should consult with a qualified tax adviser before purchasing a policy.

Financial statements reference

The financial statements of John Hancock USA and the Account can be found in the Statement of Additional Information. The financial statements of John Hancock USA should be distinguished from the financial statements of the Account and should be considered only as bearing upon the ability of John Hancock USA to meet its obligations under the policies. Our general account is comprised of securities and other investments, the value of which may decline during periods

45

of adverse market conditions. To the extent required, the company intends to rely upon the exemption set forth in Rule 12h-7 of the Securities Exchange Act of 1934 from the periodic reporting requirements under that act.

Registration statement filed with the SEC

This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.

Independent registered public accounting firm

The consolidated financial statements of John Hancock Life Insurance Company (U.S.A.) at December 31, 2008 and 2007, and for each of the three years in the period ended December 31, 2008, and the financial statements of Separate Account N of John Hancock Life Insurance Company (U.S.A.) at December 31, 2008, and for each of the two years in the period ended December 31, 2008, appearing in the Statement of Additional Information of the Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

46

In addition to this prospectus, John Hancock USA has filed with the SEC a Statement of Additional Information (the “SAI”) which contains additional information about John Hancock USA and the Account, including information on our history, services provided to the Account and legal and regulatory matters. The SAI and personalized illustrations of death benefits, policy values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your John Hancock USA representative. The SAI may be obtained by contacting the John Hancock USA Service Office. You should also contact the John Hancock USA Service Office to request any other information about your policy or to make any inquiries about its operation.

SERVICE OFFICE

Express Delivery	Mail Delivery
Specialty Products	Specialty Products & Distribution
197 Clarendon Street, C-6	P.O. Box 192
Boston, MA 02117	Boston, MA 02117

Phone:	Fax:
1-800-521-1234	617-572-7008

Information about the Account (including the SAI) can be reviewed and copied at the SEC’s Public Reference Branch, 100 F Street, NE, Room 1580, Washington, DC, 20549. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-5850. Reports and other information about the Account are available on the SEC’s Internet website at http://www.sec.gov. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 100 F Street, NE, Washington, DC 20549-0102.

1940 Act File No. 811-5130 — 1933 Act File No. 333-126668

Statement of Additional Information

dated May 1, 2009

for interests in

John Hancock Life Insurance Company (U.S.A.) Account N (“Registrant”)

Interests are made available under

CORPORATE VUL

a flexible premium variable universal life insurance policy issued by

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

(“John Hancock USA”)

This is a Statement of Additional Information (“SAI”). It is not the prospectus. The prospectus, dated the same date as this SAI, may be obtained from a John Hancock USA representative or by contacting the John Hancock USA Servicing Office at Specialty Products, 197 Clarendon Street, C-6, Boston, MA 02117 or telephoning 1-800-521-1234.

Description of the Depositor

Under the Federal securities laws, the entity responsible for organization of the registered separate account underlying the variable life insurance policy is known as the “Depositor”. The Depositor is John Hancock USA, a stock life insurance company organized under the laws of Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan. We are a licensed life insurance company in the District of Columbia and all states of the United States except New York. Until 2004, John Hancock USA had been known as The Manufacturers Life Insurance Company (U.S.A.).

Our ultimate parent is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.

Description of the Registrant

Under the Federal securities laws, the registered separate account underlying the variable life insurance policy is known as the “Registrant.” In this case, the Registrant is John Hancock Life Insurance Company (U.S.A.) Separate Account N (the “Account”), a separate account established by John Hancock USA under Michigan law. The variable investment options shown on page 1 of the prospectus are subaccounts of the Account. The Account meets the definition of “separate account” under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”). Such registration does not involve supervision by the Securities and Exchange Commission (“SEC”) of the management of the Account or of John Hancock USA.

New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.

Services

Administration of policies issued by John Hancock USA and of registered separate accounts organized by John Hancock USA may be provided by other affiliates. Neither John Hancock USA nor the separate accounts are assessed any charges for such services.

Custodianship and depository services for the Registrant are provided by State Street Bank. State Street Bank’s address is 225 Franklin Street, Boston, Massachusetts, 02110.

Independent Registered Public Accounting Firm

The consolidated financial statements of John Hancock Life Insurance Company (U.S.A.) at December 31, 2008 and 2007, and for each of the three years in the period ended December 31, 2008, and the financial statements of Separate Account N of John Hancock Life Insurance Company (U.S.A.) at December 31, 2008, and for each of the two years in the period ended December 31, 2008, appearing in this Statement of Additional Information of the Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

Legal and Regulatory Matters

There are no legal proceedings to which the Depositor, the Account or the principal underwriter is a party or to which the assets of the Account are subject that are likely to have a material adverse effect on the Account or the ability of the principal underwriter to perform its contract with the Account or of the Depositor to meet its obligations under the policies.

On June 25, 2007, John Hancock Investment Management Services, LLC (the “Adviser”) and John Hancock Distributors LLC (the “Distributor”) and two of their affiliates (collectively, the “John Hancock Affiliates”) reached a settlement with the SEC that resolved an investigation of certain practices relating to the John Hancock Affiliates’ variable annuity and mutual fund operations involving directed brokerage and revenue sharing. Under the terms of the settlement, each John Hancock Affiliate was censured and agreed to pay a $500,000 civil penalty to the United States Treasury. In addition, the Adviser and the Distributor agreed to pay disgorgement of $14,838,943 and prejudgment interest of $2,001,999 to the John Hancock Trust funds that participated in the Adviser’s commission recapture program during the period from

2000 to April 2004. Collectively, all John Hancock Affiliates agreed to pay a total disgorgement of $16,926,420 and prejudgment interest of $2,361,460 to the entities advised or distributed by John Hancock Affiliates. The Adviser discontinued the use of directed brokerage in recognition of the sale of fund shares in April 2004.

Principal Underwriter/Distributor

John Hancock Distributors LLC (“JH Distributors”), a Delaware limited liability company that we control, is the principal distributor and underwriter of the securities offered through this prospectus. JH Distributors acts as the principal distributor of a number of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of John Hancock Trust (the “Trust”), whose securities are used to fund certain variable investment options under the policies and under other annuity and life insurance products we offer.

JH Distributors’ principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5 and it also maintains offices with us at 197 Clarendon Street, Boston, Massachusetts 02116. JH Distributors is a broker-dealer registered under the Securities Act of 1934 (the “1934 Act”) and is a member of the Financial Industry Regulatory Authority (“FINRA”).

We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. These broker-dealers may include our affiliate Signator Investors, Inc.

The aggregate dollar amount of underwriting commissions paid to JH Distributors by the Depositor and its affiliates in connection with the sale of variable life products in 2008, 2007, and 2006 was $224,191,519, $236,021,417, and $128,705,303 respectively. JH Distributors did not retain any of these amounts during such periods.

The compensation JH Distributors pays to broker-dealers may vary depending on the selling agreement. Compensation is exclusive of additional compensation and revenue sharing and inclusive of overrides and expense allowances paid to broker-dealers for sale of the policies (not including riders). The compensation paid is not expected to exceed 35% of target premium, and 6% of premium in excess of target, paid in the first policy year, 6% of target and excess premium paid in years 2-5, and 4.75% of target and excess premium paid in years 6-10.

The registered representative through whom your policy is sold will be compensated pursuant to the registered representative’s own arrangement with his or her broker-dealer. Compensation to broker-dealers for the promotion and sale of the policies is not paid directly by policy owners but will be recouped through the fees and charges imposed under the policy.

Additional compensation and revenue sharing arrangements may be offered to certain broker-dealer firms or other financial intermediaries. The terms of such arrangements may differ among firms we select based on various factors. In general, the arrangements involve three types of payments or any combination thereof:

•

Fixed dollar payments: The amount of these payments varies widely. JH Distributors may, for example, make one or more payments in connection with a firm’s conferences, seminars or training programs, seminars for the public, advertising and sales campaigns regarding the policies, to assist a firm in connection with its systems, operations and marketing expenses, or for other activities of a selling firm or wholesaler. JH Distributors may make these payments upon the initiation of a relationship with a firm, and at any time thereafter.

•

Payments based upon sales: These payments are based upon a percentage of the total amount of money received, or anticipated to be received, for sales through a firm of some or all of the insurance products that we and/or our affiliates offer. JH Distributors makes these payments on a periodic basis.

•

Payments based upon “assets under management”: These payments are based upon a percentage of the policy value of some or all of our (and/or our affiliates’) insurance products that were sold through the firm. JH Distributors makes these payments on a periodic basis.

Our affiliated broker-dealer may pay their respective registered representatives additional cash incentives, such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the policies that they would not receive in connection with the sale of policies issued by unaffiliated companies.

Additional Information About Charges

A policy will not be issued until the underwriting process has been completed to the Depositor’s satisfaction. The underwriting process generally includes the obtaining of information concerning your age, medical history, occupation and other personal information. This information is then used to determine the cost of insurance charge.

Reduction In Charges

The policy is available for purchase by corporations and other groups or sponsoring organizations. Group or sponsored arrangements may include reduction or elimination of withdrawal charges and deductions for employees, officers, directors, agents and immediate family members of the foregoing. John Hancock USA reserves the right to reduce any of the Policy’s charges on certain cases where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative, commissions or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policyowner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, expected persistency of the individual policies, and any other circumstances which John Hancock USA believes to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modifications, on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any policyowners. John Hancock USA may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification.

AUDITED CONSOLIDATED FINANCIAL STATEMENTS

John Hancock Life Insurance Company (U.S.A.)

Years Ended December 31, 2008, 2007, and 2006

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Report of Independent Registered Public Accounting Firm

The Board of Directors

John Hancock Life Insurance Company (U.S.A.)

We have audited the accompanying consolidated balance sheets of John Hancock Life Insurance Company (U.S.A.) (“the Company”) as of December 31, 2008 and 2007, and the related consolidated statements of operations, changes in shareholders’ equity and comprehensive income (loss), and cash flows for each of the three years in the period ended December 31, 2008. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of John Hancock Life Insurance Company (U.S.A.) at December 31, 2008 and 2007, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2008, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 1 to the consolidated financial statements, in 2007 the Company changed their method of accounting for collateral related to certain derivative activities and in 2006 the Company changed their method of accounting for defined benefit pension and other postretirement benefit plans.

/s/ ERNST & YOUNG LLP

Boston, Massachusetts

April 16, 2009

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED BALANCE SHEETS

	December 31,

	2008	2007

	(in millions)
Assets
Investments
Fixed maturities:
Available-for-sale—at fair value (amortized cost: 2008—$14,875; 2007—$13,050)	$14,736	$13,689
Equity securities:
Available-for-sale—at fair value (cost: 2008—$517; 2007—$781)	415	956
Mortgage loans on real estate	2,629	2,414
Investment real estate	1,719	1,543
Policy loans	2,785	2,519
Short-term investments	3,665	2,723
Other invested assets	398	325

Total Investments	26,347	24,169

Cash and cash equivalents	3,477	3,345
Accrued investment income	319	310
Goodwill	54	54
Deferred policy acquisition costs and deferred sales inducements	8,293	5,928
Amounts due from and held for affiliates	2,622	2,723
Reinsurance recoverable	1,518	1,390
Embedded derivatives recoverable for certain separate account guarantees	4,382	586
Other assets	1,504	619
Separate account assets	77,681	105,380

Total Assets	$126,197	$144,504

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED BALANCE SHEETS – (CONTINUED)

	December 31,

	2008	2007

	(in millions)
Liabilities and Shareholder’s Equity
Liabilities
Future policy benefits	$27,796	$24,594
Policyholders’ funds	381	300
Unearned revenue	2,178	543
Unpaid claims and claim expense reserves	591	720
Policyholder dividends payable	216	210
Amounts due to affiliates	4,511	4,371
Current income tax payable	142	174
Deferred income tax liability	855	1,000
Embedded derivatives payable for certain separate account guarantees	2,859	567
Other liabilities	3,836	1,261
Separate account liabilities	77,681	105,380

Total Liabilities	121,046	139,120

Commitments, Guarantees, and Legal Proceedings (Note 10)

Shareholder’s Equity
Preferred stock ($1.00 par value; 50,000,000 shares authorized; 100,000 shares issued and outstanding at December 31, 2008 and 2007)	-	-
Common stock ($1.00 par value; 50,000,000 shares authorized; 4,728,937 shares issued and outstanding at December 31, 2008; 4,728,935 issued and outstanding at December 31, 2007)	5	5
Additional paid-in capital	2,704	2,222
Retained earnings	2,534	2,572
Accumulated other comprehensive (loss) income	(92)	585

Total Shareholder’s Equity	5,151	5,384

Total Liabilities and Shareholder’s Equity	$126,197	$144,504

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF OPERATIONS

	Years ended December 31,

	2008	2007	2006

	(in millions)
Revenues
Premiums	$963	$875	$1,014
Fee income	2,688	3,262	2,483
Net investment income	1,435	1,337	1,163
Net realized investment and other gains	426	162	32

Total revenues	5,512	5,636	4,692

Benefits and expenses
Benefits to policyholders	4,500	2,375	1,889
Policyholder dividends	421	416	395
Amortization of deferred policy acquisition costs and deferred sales inducements	(388)	584	536
Other operating costs and expenses	1,320	1,269	1,117

Total benefits and expenses	5,853	4,644	3,937

(Loss) income before income taxes	(341)	992	755

Income tax (benefit) expense	(303)	273	230

Net (loss) income	$(38)	$719	$525

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER’S

EQUITY AND COMPREHENSIVE INCOME (LOSS)

	Capital Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income	Total Shareholder’s Equity	Outstanding Shares

	(in millions, except for shares outstanding)					(in thousands)
Balance at January 1, 2006	$5	$2,045	$1,463	$525	$4,038	4,829

Comprehensive income:
Net income			525		525
Other comprehensive income, net of tax:
Net unrealized investment losses				(46)	(46)
Foreign currency translation adjustment				(5)	(5)
Minimum pension liability				5	5

Comprehensive income					479

SFAS No. 158 transition adjustment				(2)	(2)
Employee stock option plan (ESOP)		13			13
Capital contribution from Parent		71			71
Transfer of real estate to affiliate		87			87

Balance at December 31, 2006	$5	$2,216	$1,988	$477	$4,686	4,829

Comprehensive income:
Net income			719		719
Other comprehensive income, net of tax:
Net unrealized investment gains				124	124
Foreign currency translation adjustment				(4)	(4)
Amortization of periodic pension costs				1	1
Cash flow hedges				(13)	(13)

Comprehensive income					827

Employee stock option plan (ESOP)		6			6
Dividends paid to Parent			(135)		(135)

Balance at December 31, 2007	$5	$2,222	$2,572	$585	$5,384	4,829

Comprehensive income:
Net loss			(38)		(38)
Other comprehensive income, net of tax:
Net unrealized investment losses				(645)	(645)
Foreign currency translation adjustment				(23)	(23)
Change in funded status of pension plan and amortization of periodic pension costs				(15)	(15)
Cash flow hedges				6	6

Comprehensive loss					(715)
Capital contribution from Parent		477			477
Employee stock option plan (ESOP)		5			5

Balance at December 31, 2008	$5	$2,704	$2,534	$(92)	$5,151	4,829

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Years ended December 31

	2008	2007	2006

	(in millions)
Cash flows from operating activities:
Net (loss) income	$(38)	$719	$525
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
Amortization of premium and accretion of discounts, net—fixed maturities	(28)	9	13
Net realized investment and other gains	(426)	(162)	(32)
Amortization of deferred policy acquisition costs and deferred sales inducements	(388)	584	536
Capitalization of deferred policy acquisition costs and deferred sales inducements	(1,687)	(1,700)	(1,154)
Depreciation and amortization	59	26	26
Increase in accrued investment income	(9)	(63)	(1)
Decrease in other assets and other liabilities, net	1,584	448	398
Increase in policyholder liabilities and accruals, net	1,958	781	479
Increase in deferred income taxes	212	50	237

Net cash provided by operating activities	1,237	692	1,027

Cash flows from investing activities:
Sales of:
Fixed maturities	4,008	8,814	9,657
Equity securities	411	304	355
Real estate	-	-	27
Other invested assets	149	-	-
Maturities, prepayments, and scheduled redemptions of:
Fixed maturities	413	485	658
Mortgage loans on real estate	1,221	1,453	1,105
Purchases of:
Fixed maturities	(6,483)	(11,150)	(10,327)
Equity securities	(195)	(229)	(690)
Real estate	(205)	(168)	(16)
Other invested assets	(283)	(121)	(74)
Mortgage loans on real estate issued	(1,434)	(1,409)	(1,128)
Issuance of notes receivable from affiliates	(295)	-	-
Cash received on sale of mortgage backed security to affiliate	-	15	-
Net purchases of short-term investments	(939)	(2,013)	(162)
Other, net	(161)	(249)	(281)

Net cash used in investing activities	(3,793)	(4,268)	(876)

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CASH FLOWS – (CONTINUED)

	Years ended December 31,

	2008	2007	2006

	(in millions)
Cash flows from financing activities:
Capital contribution from Parent	$477	$-	$71
Dividends paid to Parent	-	(135)	-
(Decrease) increase in amounts due to affiliates	(666)	1,768	14
Universal life and investment-type contract deposits	4,760	2,748	2,832
Universal life and investment-type contract maturities and withdrawals	(1,422)	(509)	(1,266)
Net transfers to separate accounts from policyholders’ funds	(1,929)	(881)	(433)
Excess tax benefits related to share-based payments	1	2	2
Cash received on sale of real estate to affiliate	-	-	150
Unearned revenue on financial reinsurance	1,592	(149)	(49)
Net reinsurance recoverable	(125)	(35)	49

Net cash provided by financing activities	2,688	2,809	1,370

Net increase (decrease) in cash and cash equivalents	132	(767)	1,521
Cash and cash equivalents at beginning of year	3,345	4,112	2,591

Cash and cash equivalents at end of year	$3,477	$3,345	$4,112

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1 — Summary of Significant Accounting Policies

Business.  John Hancock Life Insurance Company (U.S.A.) (“JHUSA” or the “Company”) is a wholly-owned subsidiary of The Manufacturers Investment Corporation (“MIC”). MIC is a wholly-owned subsidiary of Manulife Holdings (Delaware) LLC (“MHDLLC”), which is an indirect, wholly-owned subsidiary of The Manufacturers Life Insurance Company (“MLI”). MLI, in turn, is a wholly-owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian-based, publicly traded stock life insurance company.

The Company provides a wide range of insurance and investment products to both individual and institutional customers located primarily in the United States. These products, including individual life insurance, individual and group fixed and variable annuities, and group pension contracts, are sold through an extensive network of agents, securities dealers, and other financial institutions. The Company also offers investment management services with respect to the Company’s separate account assets and to mutual funds and institutional customers. The Company is licensed in forty-nine states.

Basis of Presentation.  These financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.

The accompanying consolidated financial statements include the accounts of the Company and its majority-owned and or controlled subsidiaries and variable interest entities (“VIEs”) in which the Company is the primary beneficiary. Partnerships, joint venture interests, and other equity investments in which the Company does not have a controlling financial interest, but has significant influence, are recorded using the equity method of accounting and are included in other invested assets. All significant intercompany transactions and balances have been eliminated. For further discussion regarding VIEs, see Note 3 — Relationships with Variable Interest Entities.

Reclassifications.  Certain prior year amounts have been reclassified to conform to the current year presentation.

Investments.  The Company classifies its fixed maturity securities, other than leveraged leases, as available-for-sale and records these securities at fair value. Unrealized investment gains and losses related to available-for-sale securities are reflected in shareholder’s equity, net of policyholder related amounts and deferred income taxes. Interest income is generally recognized on the accrual basis. The amortized cost of fixed maturity securities is adjusted for other-than-temporary impairments, amortization of premiums, and accretion of discounts to maturity. Amortization of premiums and accretion of discounts are included in net investment income. Impairments in value deemed to be other-than-temporary are reported as a component of net realized investment and other gains (losses).

For mortgage-backed securities, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date plus anticipated future payments, and any resulting adjustment is included in net investment income.

Equity securities include common stock and preferred stock. Equity securities that have readily determinable fair values are carried at fair value. For equity securities that the Company classifies as available-for-sale, unrealized investment gains and losses are reflected in shareholder’s equity, as described above for available-for-sale fixed maturity securities. Equity securities that do not have readily determinable fair values are carried at cost and are included in other invested assets. Impairments in value deemed to be other-than-temporary are reported as a component of net realized investment and other gains (losses). Dividends are recorded as income on the ex-dividend date.

Mortgage loans on real estate are carried at unpaid principal balances and are adjusted for amortization of premium or accretion of discount, less allowance for probable losses. Premiums or discounts are amortized over the life of the mortgage loan contract in a manner that results in a constant effective yield. Interest income and amortization amounts and other costs that are recognized as an adjustment of yield are included as components of net investment income. Mortgage loans on real estate are evaluated periodically as part of the Company’s loan review procedures and are considered impaired when it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement. The valuation allowance established as a result of impairment is based on the present value of the expected future cash flows, discounted at the loan’s original effective interest rate, or is based on the collateral value of the loan if higher and the loan is collateral dependent. The Company estimates this level to be adequate to absorb

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

estimated probable credit losses that exist at the balance sheet date. Any change to the valuation allowance for mortgage loans on real estate is reported as a component of net realized investment and other gains (losses). Interest received on impaired mortgage loans on real estate is included in net investment income in the period received. If foreclosure becomes probable, the measurement method used is based on the collateral value. Foreclosed real estate is recorded at the collateral’s fair value at the date of foreclosure, which establishes a new cost basis.

Investment real estate, which the Company has the intent to hold for the production of income, is carried at depreciated cost, using the straight-line method of depreciation, less adjustments for impairments in value. In those cases where it is determined that the carrying amount of investment real estate is not recoverable, an impairment loss is recognized based on the difference between the depreciated cost and fair value of the asset. The Company reports impairment losses as part of net realized investment and other gains (losses).

Real estate held-for-sale is carried at the lower of depreciated cost or fair value less expected disposition costs. Any change to the valuation allowance for real estate held-for-sale is reported as a component of net realized investment and other gains (losses). The Company does not depreciate real estate classified as held-for-sale.

Policy loans are carried at unpaid principal balances.

Short-term investments, which include investments with remaining maturities of one year or less, but greater than three months, at the time of purchase, are reported at fair value.

Net realized investment and other gains (losses), other than those related to separate accounts for which the Company does not bear the investment risk, are determined on a specific identification method and are reported net of amounts credited to participating contract holder accounts.

Derivative Financial Instruments.  The Company uses various derivative instruments to hedge and manage its exposure to changes in interest rate levels, foreign exchange rates, and equity market prices and also to manage the duration of assets and liabilities. All derivative instruments are carried on the Company’s Consolidated Balance Sheets in other assets or other liabilities at fair value.

In certain cases, the Company uses hedge accounting by designating derivative instruments as either fair value hedges or cash flow hedges. For derivative instruments that are designated and qualify as fair value hedges, any changes in fair value of the derivative instruments, as well as the offsetting changes in fair value of the hedged items, are recorded in net realized investment and other gains (losses). Basis adjustments are amortized into income through net realized investment and other gains (losses).

For derivative instruments that are designated and qualify as cash flow hedges, the effective portion of the change in fair value of the derivative instrument is recorded in accumulated other comprehensive income and then reclassified into income when the hedged item affects income. When a cash flow hedge is terminated, the effective portion of the accumulated derivative gain or loss continues to be reported in accumulated other comprehensive income and then is reclassified into income when the hedged item affects income. If it is determined that the forecasted transaction is not probable of occurring, the balance remaining in accumulated other comprehensive income is immediately recognized in earnings.

Hedge effectiveness is assessed quarterly using a variety of techniques, including regression analysis and cumulative dollar offset. When it is determined that a derivative is not effective as a hedge, the Company discontinues hedge accounting. In certain cases, there is no hedge ineffectiveness because the derivative instrument was constructed such that all the terms of the derivative exactly match the hedged risk in the hedged item.

In cases where the Company receives or pays a premium as consideration for entering into a derivative instrument (i.e., interest rate caps and floors and swaptions), the premium is amortized into net investment income over the term of the derivative instrument. The change in fair value of such premiums (i.e. the inherent ineffectiveness of the derivative) is excluded from the assessment of hedge effectiveness and is included in net realized investment and other gains (losses). Changes in fair value of derivatives that are not hedges are included in net realized investment and other gains (losses).

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

The Company is a party to financial instruments that may contain embedded derivatives. The Company assesses each identified embedded derivative to determine whether bifurcation is required. If it is determined that the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host contract. Embedded derivatives are carried at fair value with changes in fair value reported in net realized investment and other gains (losses) for derivatives embedded in investment securities, or benefits to policyholders for the reinsurance recoverable related to guaranteed minimum income benefits and certain separate account guarantees related to guaranteed minimum withdrawal benefits.

Cash and Cash Equivalents.  Cash and cash equivalents include cash and all highly liquid debt investments with a remaining maturity of three months or less when purchased.

Goodwill.  As a result of the acquisition of Wood Logan Associates, the Company recognized an asset for goodwill representing the excess of the cost over the fair value of the assets acquired and liabilities assumed.

The Company tests goodwill for impairment at least annually, or more frequently if circumstances indicate impairment may have occurred.

Deferred Policy Acquisition Costs and Deferred Sales Inducements.  Deferred policy acquisition costs (“DAC”) are costs that vary with, and are related primarily to, the production of new business and have been deferred to the extent that they are deemed recoverable. Such costs include sales commissions, certain policy issuance and underwriting costs, and certain agency expenses. Similarly, any amounts assessed as initiation fees or front-end loads are recorded as unearned revenue. The Company tests the recoverability of DAC at least annually.

DAC related to participating traditional life insurance is amortized over the life of the policies at a constant rate based on the present value of the estimated gross margin amounts expected to be realized over the lives of the policies. Estimated gross margin amounts include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve, and expected annual policyholder dividends. For annuity, group pension contracts, universal life insurance, DAC and unearned revenue are amortized generally in proportion to the change in present value of expected gross profits arising principally from surrender charges, investment results, including realized gains (losses), and mortality and expense margins. DAC amortization is adjusted retrospectively when estimates are revised. For annuity, universal life insurance, and investment-type products, the DAC asset is adjusted for the impact of unrealized gains (losses) on investments as if these gains (losses) had been realized, with corresponding credits or charges included in accumulated other comprehensive income.

DAC related to non-participating traditional life insurance is amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves.

The Company offers sales inducements, including enhanced crediting rates or bonus payments, to contract holders on certain of its individual and group annuity products. The Company defers sales inducements and amortizes them over the life of the underlying contracts using the same methodology and assumptions used to amortize DAC.

Reinsurance.  Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The accompanying Consolidated Statements of Operations reflect premiums, benefits, and settlement expenses net of reinsurance ceded. Reinsurance premiums, commissions, expense reimbursements, benefits, and reserves related to reinsured business are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains liable to its contract holders to the extent that counterparties to reinsurance ceded contracts do not meet their contractual obligations.

Separate Account Assets and Liabilities.  Separate account assets and liabilities reported on the Company’s Consolidated Balance Sheets represent funds that are administered and invested by the Company to meet specific investment objectives of contract holders. Net investment income and net realized investment and other gains (losses) generally accrue directly to

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

such contract holders who bear the investment risk, subject, in some cases, to principal guarantees and minimum guaranteed rates of income. The assets of each separate account are legally segregated and are not subject to claims that arise out of any other business of the Company. Separate account assets are reported at fair value. Deposits, surrenders, net investment income, net realized investment and other gains (losses), and the related liability changes of separate accounts are offset within the same line item in the Consolidated Statements of Operations. Fees charged to contract holders, principally mortality, policy administration, investment management, and surrender charges, are included in the revenues of the Company.

Future Policy Benefits and Policyholders’ Funds.  Future policy benefits for participating traditional life insurance policies are based on the net level premium method. The net level premium reserve is calculated using the guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Settlement dividends are accrued in proportion to gross margins over the life of the policies. Participating business represented 27% and 34% of the Company’s traditional life net insurance in-force at December 31, 2008 and 2007, respectively, and 77%, 88%, and 93% of the Company’s traditional life net insurance premiums for the years ended December 31, 2008, 2007, and 2006, respectively.

Benefit liabilities for annuities during the accumulation period are equal to accumulated contract holders’ fund balances and after annuitization are equal to the present value of expected future payments.

For payout annuities in loss recognition, future policy benefits are computed using estimates of expected mortality, expenses, and investment yields as determined at the time these contracts first moved into loss recognition. Payout annuity reserves are adjusted for the impact of net realized investment and other gains (losses) associated with the underlying assets.

For non-participating traditional life insurance policies and reinsurance policies, future policy benefits are estimated using a net level premium method based upon actuarial assumptions as to mortality, persistency, interest, and expenses established at the policy issue date. Assumptions established at policy issue as to mortality and persistency are based on the Company’s experience, which, together with interest and expense assumptions, include a margin for adverse deviation.

Policyholders’ funds for universal life products and group pension contracts are equal to the total of the policyholder account values before surrender charges. Policyholder account values include deposits plus credited interest or change in investment value less expense and mortality fees, as applicable, and withdrawals. Policy benefits are charged to expense and include benefit claims incurred in the period in excess of related policy account balances and interest credited to policyholders’ account balances.

Components of policyholders’ funds were as follows:

	December 31,

	2008	2007

	(in millions)
Individual and group annuities	$65	$41
Group pension contracts	78	82
Universal life and other	238	177

Total policyholders’ funds	$381	$300

Liabilities for unpaid claims and claim expenses include estimates of payments to be made on reported life claims and estimates of incurred but not reported claims based on historical claims development patterns.

Estimates of future policy benefit reserves, claim reserves, and expenses are reviewed on a regular basis and adjusted as necessary. Any changes in estimates are reflected in current earnings.

Policyholder Dividends.  Policyholder dividends for the closed block are approved annually by the Company’s Board of Directors. The aggregate amount of policyholder dividends is calculated based upon actual interest, mortality, morbidity, persistency, and expense experience for the year, as well as management’s judgment as to the proper level of statutory surplus to be retained by the Company. For additional information on the closed block, see Note 6 — Closed Block.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Revenue Recognition.  Premiums from participating and non-participating traditional life insurance, and reinsurance contracts are recognized as revenue when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into income in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

Deposits related to universal life contracts are credited to policyholders’ account balances. Revenues from these contracts, as well as annuities and group pension contracts, consist of amounts assessed against policyholders’ account balances for mortality, policy administration, and surrender charges and are recorded in fee income in the period in which the services are provided.

Fee income also includes advisory fees and administration service fees. Such fees and commissions are recognized in the period in which services are performed.

Share-Based Payments.  The Company adopted Statement of Financial Accounting Standards No. 123 (revised 2004), “Share-Based Payment,” (“SFAS No. 123(R)”) on January 1, 2006. The standard requires that the costs resulting from share-based payment transactions with employees be recognized in the financial statements utilizing a fair value based measurement method.

Certain Company employees are provided compensation in the form of stock options, deferred share units, and restricted share units in MFC. The fair value of the stock options granted by MFC to the Company’s employees is recorded by the Company over the vesting periods. The fair value of the deferred share units and the intrinsic fair value of the restricted share units granted by MFC to Company employees are recognized in the accounts of the Company over the vesting periods of the units. The share-based payments are a legal obligation of MFC, but in accordance with U.S. GAAP, are recorded in the accounts of the Company in other operating costs and expenses.

Upon adoption of SFAS No. 123(R), the Company was required to determine the portion of additional paid-in capital that was generated from the realization of excess tax benefits prior to the adoption of SFAS No. 123(R) available to offset deferred tax assets that may need to be written off in future periods had the Company adopted the SFAS No. 123 fair value recognition provisions in 2001. The Company elected to calculate this “pool” of additional paid-in capital using the shortcut method as permitted by FASB Staff Position No. 123(R)-3, “Transition Election Related to Accounting for the Tax Effects of Share-Based Payment Awards.”

SFAS No. 123(R) also requires the benefits of tax deductions in excess of recognized compensation cost to be reported as a financing cash flow, rather than as an operating cash flow. This requirement reduces net operating cash flows and increases net financing cash flows in periods after adoption. For the years ended December 31, 2008 and 2007, the Company recognized $1 million and $2 million, respectively, of excess tax benefits related to share-based payments in the Consolidated Statement of Cash Flows. Upon adoption in 2006, the Company recognized $2 million of excess tax benefits related to share-based payments, which was reclassified from net operating cash flows to net financing cash flows.

Income Taxes.  The provision for federal income taxes includes amounts currently payable or recoverable and deferred income taxes, computed under the liability method, resulting from temporary differences between the tax and financial statement bases of assets and liabilities. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized.

Foreign Currency.  Assets and liabilities relating to foreign operations are translated into U.S. dollars using current exchange rates as of the balance sheet date. Revenues and expenses are translated using the average exchange rates during the year. The resulting net translation adjustments for each year are included in accumulated other comprehensive income. Gains or losses on foreign currency transactions are reflected in earnings.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Recent Accounting Pronouncements

FASB Staff Position No. EITF 99-20-1, “Amendments to the Impairment Guidance of EITF Issue No. 99-20” (“FSP EITF No. 99-20-1”)

In January 2009, the Financial Accounting Standards Board (“FASB”) issued FSP EITF No. 99-20-1 which helps conform the impairment guidance in EITF No. 99-20 to the impairment guidance of SFAS No. 115. EITF No. 99-20 applies to debt securities backed by securitized financial assets (“ABS”), which are of less than high credit quality and can be contractually prepaid in a way that the investor could lose part of its investment. These securities are categorized as available-for-sale and have fair values below their carrying values. FSP EITF No. 99-20-1 allows the Company to consider its own expectations about probabilities that the ABS can and will be held until the fair values recover, while assessing whether the ABS is other-than-temporarily impaired. EITF No. 99-20 formerly required the Company to consider only market participant expectations about the ABS future cash flows in this situation. FSP EITF No. 99-20-1 was effective for the Company on December 31, 2008. Adoption of FSP EITF No. 99-20-1 on January 1, 2009 did not result in any impact to the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

FASB Staff Position SFAS No. 132(R)-1, “Employers’ Disclosures about Postretirement Benefit Plan Assets” (“FSP SFAS No. 132R-1”)

In December 2008, the FASB issued FSP SFAS No. 132R-1 which requires enhanced disclosures of the assets of the Company’s pension and other postretirement benefit plans in the Company’s consolidated financial statements. FSP SFAS No. 132R-1 requires a narrative description of investment policies and strategies for plan assets, and discussion of long term rate of return assumptions for plan assets. FSP SFAS No. 132R-1 requires application of SFAS No. 157 style disclosures to fair values of plan assets, including disclosure of fair values of plan assets sorted by asset category and valuation levels 1, 2 and 3, with roll forward of level 3 plan assets, and discussion of valuation processes used. FSP SFAS No. 132R-1 will be effective for the Company’s consolidated financial statements at December 31, 2009.

FASB Staff Position SFAS No. 140-4 and FIN No. 46(R)-8, “Disclosures by Public Entities (Enterprises) about Transfers of Financial Assets and Interests in Variable Interest Entities” (“FSP SFAS No. 140-4 and FIN No. 46R-8”)

In December 2008, the FASB issued FSP SFAS No. 140-4 and FIN No. 46(R)-8 which requires enhanced disclosures about transfers of financial assets and interests in variable interest entities. While the Company is not involved in securitizing financial assets, it does have significant relationships with VIEs. This FSP was effective for the Company at December 31, 2008 and resulted in enhanced disclosures about the Company’s relationships with VIEs. See Note 3 — Relationships with Variable Interest Entities.

Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities-an amendment of FASB Statement No. 133” (“SFAS No. 161”)

In March 2008, the FASB issued SFAS No. 161 which provides extensively expanded disclosure requirements for derivative instruments and hedging activities and applies to all derivative instruments, including bifurcated derivative instruments and related hedged items which are accounted for under SFAS No. 133. SFAS No. 161 will be effective for the Company’s Consolidated Balance Sheets and Consolidated Statements of Operations in 2009. The adoption of this guidance is not expected to have a material impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS No. 157”)

Effective January 1, 2008, the Company adopted SFAS No. 157, which provides a single definition of fair value for accounting purposes, establishes a consistent framework for measuring fair value, and expands disclosure requirements about fair value measurements. SFAS No. 157 requires, among other things, an exit value approach for valuing assets and liabilities, using the best available information about what a market would bear. The exit value approach focuses on the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Exit values for liabilities should include margins for risk even if they are not observable. SFAS No. 157 provides guidance on how to measure fair value, when required, under existing accounting standards. SFAS No. 157

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

establishes a fair value hierarchy based on the observability of the inputs to valuation techniques used to measure fair value, sorted into three levels (“Level 1, 2, and 3”), with the most observable input level being Level 1. The impact of changing valuation methods to comply with SFAS No. 157 resulted in adjustments to actuarial liabilities, which were recorded as an increase in net income of $60 million, net of tax, as of January 1, 2008.

Effective January 1, 2008, the Company adopted FASB Staff Position No. FAS 157-1, “Application of FASB Statement No. 157 to FASB Statement No. 13 (“SFAS 13”) and Other Accounting Pronouncements That Address Fair Value Measurements for Purposes of Lease Classification or Measurement under Statement 13 (“FSP No. FAS 157-1”).” FSP No. FAS 157-1 amends SFAS No. 157 to provide a scope exception from SFAS No. 157 for the evaluation criteria on lease classification and capital lease measurement under SFAS No. 13, “Accounting for Leases,” and other related accounting pronouncements. As a result of adopting FSP No. FAS 157-1, the Company does not apply the provisions of SFAS No. 157 to its leases.

Statement of Financial Accounting Standards No. 160, “Noncontrolling Interests in Consolidated Financial Statements, an Amendment of ARB No. 51” (“SFAS No. 160”)

In December 2007, the FASB issued SFAS No. 160 which establishes accounting guidance for non-controlling interests in a subsidiary and for deconsolidation of a subsidiary. SFAS No. 160 will require that non-controlling interests be included in shareholders’ equity and separately reported there, that a consolidated entity’s net income include and present separately amounts attributable to both the controlling and non-controlling interests, that continuity of equity accounts for both controlling interests and non-controlling interests be presented on a company’s statement of changes in equity, and that changes in a parent’s ownership of a subsidiary which do not result in deconsolidation be accounted for as transactions in the company’s own stock. Deconsolidation will result in gain/loss recognition, with any retained non-controlling interest measured initially at fair value. SFAS No. 160 will be effective for the Company’s Consolidated Balance Sheets and Consolidated Statements of Operations in 2009, and will be applied prospectively, except for the presentation and disclosure requirements which will be applied retrospectively. The adoption of this guidance is not expected to have a material impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Statement of Financial Accounting Standards No. 141 (R), “Business Combinations” (“SFAS No. 141(R)”)

In December 2007, the FASB issued SFAS No. 141(R) which replaces SFAS No. 141, “Business Combinations”. SFAS No. 141(R) retains the underlying concepts of SFAS No. 141 in that all business combinations are still required to be accounted for at fair value under the acquisition method of accounting, but SFAS No. 141(R) changes the method of applying the acquisition method in a number of significant aspects. Some of the more significant requirements under SFAS No. 141(R) include; the acquisition date is defined as the date that the acquirer achieves control over the acquiree; any consideration transferred will be measured at fair value as of acquisition date; and all identifiable assets acquired, and liabilities assumed and any non-controlling interest in the acquiree will be recorded at their acquisition date fair value, with certain exceptions. SFAS No. 141(R) will be effective on a prospective basis for all business combinations for which the acquisition date is on or after January 1, 2009, except for accounting for valuation allowances on deferred income taxes and acquired tax contingencies. SFAS No. 141(R) amends SFAS No. 109 such that adjustments made to valuation allowances on deferred taxes and acquired tax contingencies associated with acquisitions that closed prior to the effective date of SFAS No. 141(R) would be subject to SFAS No. 141(R).

FASB Staff Position Fin No. 39-1, “Amendment of Offsetting of Amounts Related to Certain Contracts” (“FSP FIN No. 39-1”)

In April 2007, the FASB Staff issued FSP FIN No. 39-1 to amend the reporting standards for offsetting amounts related to derivative instruments with the same counterparty. FSP FIN No. 39-1 specifies that an entity that has in the past elected to offset fair value of derivative assets and liabilities may change its policy election. The Company early adopted FSP FIN No. 39-1 in the quarter ended December 31, 2007, changing its accounting policy from net to gross balance sheet presentation of offsetting derivative balances with the same counterparty. This accounting policy change was applied retrospectively to all periods presented, resulting in an increase in derivative assets equally offset by an increase in derivative liabilities at December 31, 2007 of $57 million.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Statement of Financial Accounting Standards No. 158, “Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans, an amendment of FASB Statements No. 87, 88, 106, and 132R” (“SFAS No. 158”)

In September 2006, the FASB issued SFAS No. 158. SFAS No. 158 requires the Company to recognize in its statement of financial position either assets or liabilities for the overfunded or underfunded status of its defined benefit postretirement plans. Changes in the funded status of a defined benefit postretirement plan are recognized in accumulated other comprehensive income in the year the changes occur.

SFAS No. 158 was effective for the Company on December 31, 2006. As a result of the Company’s adoption of SFAS No. 158, the Company recorded a decrease to accumulated other comprehensive income of $2 million, net of tax, as of December 31, 2006 to recognize the funded status of its defined benefit pension and other postretirement benefit plans.

FASB Financial Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement No. 109” (“FIN No. 48”)

In June 2006, the FASB issued FIN No. 48. FIN No. 48 prescribes a comprehensive model for how a company should recognize, measure, present, and disclose in its financial statements uncertain tax positions that it has taken or expects to take on a tax return. FIN No. 48 requires evaluation of whether a tax position taken on a tax return is more likely than not to be sustained if challenged, and if so, evaluation of the largest benefit that is more than 50% likely of being realized on ultimate settlement. Differences between these benefits and actual tax positions result in either (a) an increase in a liability for income taxes payable or a reduction of an income tax refund receivable, (b) a reduction in a deferred tax asset or an increase in a deferred tax liability, or both (a) and (b). FIN No. 48 requires recording a cumulative effect of adoption in retained earnings as of beginning of year of adoption.

FIN No. 48 was effective for the Company’s consolidated financial statements beginning January 1, 2007. The Company had no cumulative effect of adoption to its January 1, 2007 consolidated retained earnings. Adoption of FIN No. 48 had no material impact on the Company’s Consolidated Balance Sheets at December 31, 2007 or Consolidated Statements of Operations for the year ended December 31, 2007.

AICPA Statement of Position No. 05-1, “Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts” (“SOP No. 05-1”)

In September 2005, the Accounting Standards Executive Committee (“AcSEC”) of the American Institute of Certified Public Accountants (“AICPA”) issued SOP No. 05-1. SOP No. 05-1 provides guidance on accounting for deferred acquisition costs of internal replacements of insurance and investment contracts. An internal replacement that is determined to result in a replacement contract that is substantially changed from the replaced contract should be accounted for as an extinguishment of the replaced contract. Unamortized deferred acquisition costs, unearned revenue liabilities, and deferred sales inducement assets from extinguished contracts should no longer be deferred and should be charged to expense.

SOP No. 05-1 was effective for the Company’s internal replacements occurring on or after January 1, 2007. Retrospective adoption is not permitted. In connection with the Company’s adoption of SOP No. 05-01 as of January 1, 2007, there was no material impact to the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Emerging Issues Task Force Issue No. 04-5, “Determining Whether a General Partner or the General Partners as a Group Controls a Limited Partnership or a Similar Entity When the Limited Partners Have Certain Rights” (“EITF No. 04-5”)

In July 2005, the Emerging Issues Task Force of the FASB issued EITF No. 04-5. EITF No. 04-5 mandates a rebuttable presumption that the general partner of a partnership (or managing member of a limited liability company) controls the partnership and should consolidate it, unless limited partners have either substantive kickout rights (defined as the ability to remove the general partner without cause by action of simple majority) or have substantive participating rights (defined as the ability to be actively involved in managing the partnership) or the partnership is a VIE, in which case VIE consolidation accounting rules should instead be followed.

EITF No. 04-5 was effective for the Company on January 1, 2006. In connection with the Company’s adoption of EITF No. 04-5, there was no impact to the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments

Fixed Maturities and Equity Securities

The Company’s investments in fixed maturities and equity securities classified as available-for-sale are summarized below:

	December 31, 2008

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(in millions)
Fixed maturities and equity securities:
Corporate securities	$11,765	$508	$821	$11,452
Asset-backed and mortgage-backed securities	1,072	-	143	929
Obligations of states and political subdivisions	201	6	7	200
Debt securities issued by foreign governments	995	209	1	1,203
U.S. Treasury securities and obligations of U.S. government corporations and agencies	793	110	-	903

Fixed maturities	14,826	833	972	14,687
Other fixed maturities (1)	49	-	-	49

Total fixed maturities available-for-sale, at fair value	14,875	833	972	14,736
Equity securities available-for-sale	517	44	146	415

Total fixed maturities and equity securities	$15,392	$877	$1,118	$15,151

	December 31, 2007

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(in millions)
Fixed maturities and equity securities:
Corporate securities	$10,292	$574	$121	$10,745
Asset-backed and mortgage-backed securities	992	15	2	1,005
Obligations of states and political subdivisions	83	4	-	87
Debt securities issued by foreign governments	893	145	-	1,038
U.S. Treasury securities and obligations of U.S. government corporations and agencies	718	24	-	742

Fixed maturities	12,978	762	123	13,617
Other fixed maturities (1)	72	-	-	72

Total fixed maturities available-for-sale, at fair value	13,050	762	123	13,689
Equity securities available-for-sale	781	193	18	956

Total fixed maturities and equity securities	$13,831	$955	$141	$14,645

(1)	The Company classifies its leveraged leases as fixed maturities and records as its carrying value the net investment of its leveraged leases calculated by accruing income at each lease’s expected internal rate of return.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

The amortized cost and fair value of available-for-sale fixed maturities at December 31, 2008, by contractual maturity, are shown below:

	Amortized Cost	Fair Value

	(in millions)
Fixed maturities:
Due in one year or less	$432	$432
Due after one year through five years	2,364	2,296
Due after five years through ten years	3,626	3,511
Due after ten years	7,332	7,519

	13,754	13,758
Asset-backed and mortgage-backed securities	1,072	929

Total	$14,826	$14,687

Expected maturities may differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties. Asset-backed and mortgage-backed securities are shown separately in the table above, as they are not due at a single maturity date.

Fixed Maturities and Equity Securities Impairment Review

The Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. This process involves monitoring market events that could impact issuers’ credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts, and cash flow projections as indicators of credit issues.

At the end of each quarter, the MFC Loan Review Committee reviews all securities where market value is less than 80 percent of amortized cost for six months or more to determine whether impairments need to be taken. The analysis focuses on each company’s or project’s ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Credit Committee at MFC. This committee includes MFC’s Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer, and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturities portfolio.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company’s ability and intent to hold the security to maturity or until it recovers in value. To the extent the Company determines that a security is deemed to be other than temporarily impaired, the difference between amortized cost and fair value would be charged to earnings.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if impairment is other-than-temporary. These risks and uncertainties include (1) the risk that its assessment of an issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer, (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated, (3) the risk that fraudulent information could be provided to its investment professionals who determine the fair value estimates and other-than-temporary impairments, and (4) the risk that new information obtained by the Company or changes in other facts and circumstances lead it to change its intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to earnings in a future period.

The cost amounts for both fixed maturity securities and equity securities are net of other-than-temporary impairment charges.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

The following table shows the carrying value and gross unrealized losses aggregated by investment category and length of time that individual available-for-sale fixed maturity securities and equity securities have been in a continuous unrealized loss position:

Unrealized Losses on Available-For-Sale Fixed Maturity Securities and Equity Securities — By Investment Age

	Year ended December 31, 2008

	Less than 12 months		12 months or more		Total

	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses

			(in millions)
Corporate securities	$4,400	$431	$1,681	$390	$6,081	$821
Asset-backed and mortgage-backed securities	810	116	92	27	902	143
Obligations of states and political subdivisions	92	7	-	-	92	7
Debt securities issued by foreign governments	28	1	-	-	28	1

Total fixed maturities available-for-sale	5,330	555	1,773	417	7,103	972
Equity securities available-for-sale	241	118	34	28	275	146

Total	$5,571	$673	$1,807	$445	$7,378	$1,118

	Year ended December 31, 2007

	Less than 12 months		12 months or more		Total

	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses

			(in millions)
Corporate securities	$1,521	$50	$1,462	$71	$2,983	$121
Asset-backed and mortgage-backed securities	99	2	32	-	131	2

Total fixed maturities available-for-sale	1,620	52	1,494	71	3,114	123
Equity securities available-for-sale	145	18	-	-	145	18

Total	$1,765	$70	$1,494	$71	$3,259	$141

Unrealized losses can be created by rising interest rates or by rising credit concerns and hence widening credit spreads. Credit concerns are apt to play a larger role in the unrealized loss on below investment grade securities. Unrealized losses on investment grade securities principally relate to changes in interest rates or changes in credit spreads since the securities were acquired. Credit rating agencies’ statistics indicate that investment grade securities have been found to be less likely to develop credit concerns. The gross unrealized loss on below investment grade available-for-sale fixed maturity securities increased to $79 million at December 31, 2008 from $19 million at December 31, 2007.

At December 31, 2008 and 2007, there were 753 and 339 available-for-sale fixed maturity securities with an aggregate gross unrealized loss of $972 million and $123 million, respectively, of which the single largest unrealized loss was $22 million and $16 million, respectively. The Company anticipates that these fixed maturity securities will perform in accordance with their contractual terms and currently has the ability and intent to hold these securities until they recover or mature.

At December 31, 2008 and 2007, there were 550 and 174 equity securities with an aggregate gross unrealized loss of $146 million and $18 million, respectively, of which the single largest unrealized loss was $14 million and $1 million, respectively. The Company anticipates that these equity securities will recover in value in the near term.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

There were no non-income producing available-for-sale securities for the year ended December 31, 2008. Non-income producing assets represent investments that have not produced income for the twelve months preceding December 31, 2008.

Securities Lending

The Company participated in a securities lending program for the purpose of enhancing income on securities held in 2007, but there were no securities on loan and no collateral held as of December 31, 2008. At December 31, 2007, $1,476 million of the Company’s securities, at market value, were on loan to various brokers/dealers and were fully collateralized by cash and highly liquid securities. The market value of the loaned securities was monitored on a daily basis, and the collateral was maintained at a level of at least 102% of the loaned securities’ market value.

Assets on Deposit

As of December 31, 2008 and 2007, fixed maturity securities with a fair value of $9 million and $7 million were on deposit with government authorities as required by law.

Mortgage Loans on Real Estate

At December 31, 2008, the mortgage portfolio was diversified by specific collateral property type and geographic region as displayed below:

Collateral Property Type	Carrying Amount	Geographic Concentration	Carrying Amount

	(in millions)		(in millions)
Apartments	$356	East North Central	$323
Industrial	531	East South Central	38
Office buildings	955	Middle Atlantic	463
Retail	468	Mountain	243
Mixed use	120	New England	160
Agricultural	48	Pacific	689
Agri business	42	South Atlantic	551
Other	114	West North Central	14
		West South Central	153

Provision for losses	(5)	Provision for losses	(5)

Total	$2,629	Total	$2,629

Changes in the allowance for probable losses on mortgage loans on real estate are summarized below:

	Balance at Beginning of Period	Additions	Deductions	Balance at End of Period

	(in millions)

Year ended December 31, 2008	$ 3	$2	$-	$5

Year ended December 31, 2007	3	5	5	3

Year ended December 31, 2006	5	1	3	3

Mortgage loans with a carrying value of $11 million were non-income producing for the years ended December 31, 2008 and 2007. At December 31, 2008, mortgage loans with carrying value of $4 million were delinquent by less than 90 days. There were no mortgage loans delinquent by 90 days or more.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

The total recorded investment in mortgage loans that are considered to be impaired along with the related provision for losses were as follows:

	December 31,
	2008	2007

	(in millions)
Impaired mortgage loans on real estate with provision for losses	$16	$12
Provision for losses	(5)	(3)

Net impaired mortgage loans on real estate	$11	$9

The average recorded investment in impaired loans and the interest income recognized on impaired loans were as follows:

	Years ended December 31,
	2008	2007	2006

	(in millions)
Average recorded investment in impaired loans	$14	$12	$16
Interest income recognized on impaired loans	-	-	-

The payment terms of mortgage loans on real estate may be restructured or modified from time to time. Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient to meet the original terms of the loans.

There were no restructured mortgage loans as of December 31, 2008 and 2007.

Investment Real Estate

There was no non-income producing real estate for the years ended December 31, 2008 and 2007, respectively. Depreciation expense on investment real estate was $29 million, $26 million, and $26 million, in 2008, 2007, and 2006, respectively. Accumulated depreciation was $248 million and $218 million at December 31, 2008 and 2007, respectively.

Equity Method Investments

Investments in other assets, which include unconsolidated joint ventures, partnerships, and limited liability corporations, accounted for using the equity method of accounting totaled $392 million and $309 million at December 31, 2008 and 2007, respectively. Total combined assets of such investments were $8,051 million and $5,322 million (consisting primarily of investments) and total combined liabilities were $3,753 million and $2,916 million (including $3,219 million and $2,444 million of debt) at December 31, 2008 and 2007, respectively. Total combined revenues and expenses of these investments in 2008 were $1,423 million and $1,513 million, respectively, resulting in $90 million of total combined loss from operations. Total combined revenues and expenses of these investments in 2007 were $560 million and $582 million, respectively, resulting in $22 million of total combined loss from operations. Total combined revenues and expenses in 2006 were $68 million and $110 million, respectively, resulting in $42 million of total combined loss from operations. Net investment (loss) income on investments accounted for on the equity method totaled $(9) million, $2 million, and $0 in 2008, 2007, and 2006, respectively. Depending on the timing of receipt of the audited financial statements of these other assets, the above investee level financial data may be up to one year in arrears.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

Net Investment Income and Net Realized Investment and Other Gains (Losses)

The following information summarizes the components of net investment income and net realized investment and other gains (losses):

	Years ended December 31,
	2008	2007	2006

	(in millions)
Net investment income
Fixed maturities	$913	$798	$730
Equity securities	50	38	24
Mortgage loans on real estate	161	145	152
Investment real estate	96	100	98
Policy loans	202	185	166
Short-term investments	93	145	61
Other	12	7	(8)

Gross investment income	1,527	1,418	1,223

Less investment expenses	92	81	60

Net investment income (1)	$1,435	$1,337	$1,163

Net realized investment and other gains (losses)
Fixed maturities	$(55)	$69	$(27)
Equity securities	(151)	38	44
Mortgage loans on real estate and real estate held-for-sale	1	13	20
Derivatives and other invested assets	631	42	(5)

Net realized investment and other gains (1)	$426	$162	$32

(1)	Includes net investment income and net realized investment and other gains on assets held in trust on behalf of MRBL, which are included in amounts due from and held for affiliates on the Consolidated Balance Sheets. See Note 7 —Related Party Transactions, for information on the associated MRBL reinsurance agreement.

For 2008, 2007, and 2006, net investment income passed through to participating contract holders as interest credited to policyholders’ account balances amounted to $1 million, $2 million, and $1 million, respectively.

Gross gains were realized on the sale of available-for-sale securities of $212 million, $203 million, and $189 million for the years ended December 31, 2008, 2007, and 2006, respectively, and gross losses were realized on the sale of available-for-sale securities of $50 million, $51 million, and $132 million for the years ended December 31, 2008, 2007, and 2006, respectively. In addition, other-than-temporary impairments on available-for-sale securities of $341 million, $74 million, and $64 million for the years ended December 31, 2008, 2007, and 2006, respectively, were recognized in the Consolidated Statements of Operations.

Note 3 — Relationships with Variable Interest Entities

In its capacities as an investor and as an investment manager, the Company has relationships with various types of entities, some of which are considered variable interest entities (“VIEs”) in accordance with FASB Interpretation No. 46, “Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51 (revised December 2003)” (“FIN No. 46(R)”). Under FIN No. 46(R), the variable interest holder, if any, that will absorb a majority of the VIE’s expected losses, receive a majority of the VIE’s expected residual returns, or both, is deemed to be the primary beneficiary and must consolidate the VIE. An entity that holds a significant variable interest in a VIE, but is not the primary beneficiary, must disclose certain information regarding its involvement with the VIE.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 3 — Relationships with Variable Interest Entities - (continued)

The Company determines whether it is the primary beneficiary of a VIE by evaluating the contractual rights and obligations associated with each party involved in the entity, calculating estimates of the entity’s expected losses and expected residual returns, and allocating the estimated amounts to each party. In addition, the Company considers qualitative factors, such as the extent of the Company’s involvement in creating or managing the VIE.

If it is not considered to be the primary beneficiary, the Company assesses the materiality of its relationship with the VIE to determine if it holds a significant variable interest, which requires disclosure. This assessment considers the materiality of the VIE relationship to the Company as, among other factors, a percentage of total investments, percentage of total net investment income, and percentage of total funds under management. For purposes of assessing materiality and disclosing significant variable interests, the Company aggregates similar entities.

Significant Variable Interests in Unconsolidated Variable Interest Entities

The following table presents the total assets of, investment in, and maximum exposure to loss relating to VIEs for which the Company has concluded that it holds significant variable interests, but it is not the primary beneficiary, and which have not been consolidated. The Company does not record any liabilities related to the unconsolidated VIEs.

	December 31,
	2008
	Total Assets	Investment (1)	Maximum Exposure to Loss (2)

	(in millions)
Real estate limited partnerships (3)	$142	$100	$148
Timber funds (4)	205	13	13

Total	$347	$113	$161

	December 31,
	2007
	Total Assets	Investment (1)	Maximum Exposure to Loss (2)

	(in millions)
Real estate limited partnerships (3)	$103	$38	$85
Timber funds (4)	266	17	17

Total	$369	$55	$102

(1)	The Company’s investments in unconsolidated VIEs are included in other invested assets on the Consolidated Balance Sheets.
(2)	The maximum exposure to loss related to real estate limited partnerships and timber funds is limited to the Company’s investment plus unfunded capital commitments. The maximum loss is expected to occur only upon bankruptcy of the issuer or investee or as a result of a natural disaster in the case of the timber funds.
(3)	Real estate limited partnerships include partnerships established for the purpose of investing in real estate that qualifies for low income housing and/or historic tax credits. Limited partnerships are owned by a general partner, who manages the business, and by limited partners, who invest capital, but have limited liability and are not involved in the partnerships’ management. The Company is typically the sole limited partner or investor member of each and is not a general partner or managing member of any.
(4)

The Company acts as investment manager for the VIEs owning the timberland properties (the timber funds), which the general account and institutional separate accounts invest in. Timber funds are investment vehicles used primarily by large institutional investors, such as public and corporate pension plans, whose primary source of return is derived from the growth and harvest of timber and long-term appreciation of the property. The primary risks of timberland investing include market uncertainty (fluctuation of timber and timberland investments), relative

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 3 — Relationships with Variable Interest Entities - (continued)

illiquidity (compared to stocks and other investment assets), and environmental risk (natural hazards or legislation related to threatened or endangered species). These risks are mitigated through effective investment management and geographic diversification of timberland investments. The Company collects an advisory fee from each timber fund and is also eligible for performance and forestry management fees.

Note 4 — Derivatives and Hedging Instruments

The Company uses various derivative instruments to hedge and manage its exposure to changes in interest rate levels, foreign exchange rates, and equity market prices and to manage the duration of assets and liabilities.

Fair Value Hedges.  The Company uses interest rate futures contracts and interest rate swap agreements as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate swap agreements are contracts with counterparties to exchange interest rate payments of a differing character (e.g., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements is accrued and recognized as a component of net investment income.

Cross currency rate swap agreements are used to manage the Company’s exposure to foreign exchange rate fluctuations. Cross currency rate swap agreements are contracts to exchange the currencies of two different countries at the same rate of exchange at specified future dates. The net differential to be paid or received on cross currency rate swap agreements is accrued and recognized as a component of net investment income.

For the years ended December 31, 2008, and 2006, the Company recognized net losses of $22 million and net gains of $3 million, respectively, related to the ineffective portion of its fair value hedges. These amounts were recorded in net realized investment and other gains (losses). For the year ended December 31, 2007, no gains or losses related to the ineffective portion of its fair value hedges were recognized. For the years ended December 31, 2008, 2007, and 2006, the Company did not recognize any gains or losses related to the portion of the hedging instruments that were excluded from the assessment of hedge effectiveness. In 2008, the Company had no hedges of firm commitments.

Cash Flow Hedges.  The Company uses interest rate swap agreements to hedge the variable cash flows associated with payments that it will receive on certain floating rate fixed income securities. Amounts are reclassified from accumulated other comprehensive income as a yield adjustment when the payments are made.

For the years ended December 31, 2008, 2007, and 2006, no gains or losses related to the ineffective portion of cash flow hedges were recognized. For the years ended December 31, 2008, 2007, and 2006, all of the Company’s hedged forecast transactions qualified as cash flow hedges.

No gains or losses were reclassified from accumulated other comprehensive income to net income in 2008 or 2006. For the year ended December 31, 2007, net gains of $13 million, net of tax, were reclassified from accumulated other comprehensive income to net income. It is anticipated that losses of approximately $4 million will be reclassified from accumulated other comprehensive income to earnings within the next 12 months. The maximum length for which variable cash flows are hedged is 26.4 years.

For the years ended December 31, 2008, 2007, and 2006, no cash flow hedges were discontinued because it was probable that the original forecasted transactions would not occur by the end of the originally specified time period documented at inception of the hedging relationship.

For the years ended December 31, 2008 and 2006, net gains of $6 million, net of tax, and net losses of $10 million, net of tax, respectively, representing the effective portion of the change in fair value of derivative instruments designated as cash flow hedges were added to accumulated other comprehensive income. No gains or losses representing the effective portion of the change in fair value were added to accumulated other comprehensive income in 2007.

Derivatives Not Designated as Hedging Instruments.  The Company enters into interest rate swap agreements, cancelable interest rate swap agreements, total return swaps, interest rate futures contracts, and credit default swaps to manage exposure to interest rates without designating the derivatives as hedging instruments. In addition, the Company uses interest rate floor

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Derivatives and Hedging Instruments - (continued)

agreements to hedge the interest rate risk associated with minimum interest rate guarantees in certain of its life insurance and annuity businesses, without designating the derivatives as hedging instruments.

The Company offers certain variable annuity products with a guaranteed minimum withdrawal benefit (“GMWB”) rider. This rider is effectively an embedded option on the basket of the mutual funds, which is sold to contract holders. Beginning in November 2007, for certain contracts, the Company implemented a hedging program to reduce its exposure to the GMWB rider. This dynamic hedging program uses interest rate swaps, equity index futures (including but not limited to the Dow Jones Industrial, Standard & Poor’s 500, Russell 2000, and Dow Jones Euro Stoxx 50 indices), and foreign currency futures to match the sensitivities of the GMWB rider liability to the market risk factors.

For the years ended December 31, 2008 and 2007, net gains of $625 million and $22 million, respectively, related to derivatives in a non-hedge relationship were recognized by the Company. These amounts were recorded in net realized investment and other gains (losses).

Embedded Derivatives.  The Company has certain embedded derivatives that are required to be separated from their host contracts and accounted for as derivatives. These host contracts include reinsurance contracts.

Outstanding derivative instruments were as follows:

	December 31,
	2008			2007

	Notional Amount	Carrying Value	Fair Value	Notional Amount	Carrying Value	Fair Value

	(in millions)
Assets:
Derivatives:
Interest rate swap agreements	$4,190	$759	$759	$1,653	$28	$28
Cross currency rate swap agreements	1,617	321	321	1,214	179	179
Foreign exchange forward agreements	84	3	3	89	9	9
Embedded derivatives—reinsurance contracts	-	36	36	-	-	-

Total Assets	$5,891	$1,119	$1,119	$2,956	$216	$216

Liabilities:
Derivatives:
Interest rate swap agreements	$1,991	$325	$325	$1,818	$22	$22
Cross currency rate swap agreements	1,713	377	377	1,567	277	277
Foreign exchange forward agreements	38	3	3	212	9	9
Credit default swaps	24	1	1	-	-	-
Equity swaps	34	15	15	1	1	1
Embedded derivatives—fixed maturities	2	-	-	2	-	-
Embedded derivatives—reinsurance contracts	-	-	-	-	4	4

Total Liabilities	$3,802	$721	$721	$3,600	$313	$313

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Derivatives and Hedging Instruments - (continued)

Credit Risk.  The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to the derivative financial instruments. The current credit exposure of the Company’s derivative contracts is limited to the fair value at the reporting date.

The Company manages its credit risk by entering into transactions with creditworthy counterparties, obtaining collateral where appropriate, and entering into master netting agreements that provide for a netting of payments and receipts with a single counterparty. The Company enters into credit support annexes with its over-the-counter derivative dealers in order to manage its credit exposure to those counterparties. As part of the terms and conditions of those agreements, the pledging and accepting of collateral in connection with the Company’s derivative usage is required. As of December 31, 2008 and 2007, the Company had accepted collateral consisting of various securities with a fair value of $225 million and $52 million, respectively, which is held in separate custodial accounts. In addition, as of December 31, 2008, the Company pledged collateral of $439 million, which is included in fixed maturities on the Consolidated Balance Sheets. The Company had no pledged collateral in 2007.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 5 — Income Taxes

JHUSA and its subsidiaries join with MIC and other affiliates in filing a consolidated federal income tax return.

In accordance with the income tax sharing agreements in effect for the applicable tax years, the income tax provision (or benefit) is computed as if each entity filed separate federal income tax returns. The tax charge to each of the respective companies will not be more than that which each company would have paid on a separate return basis. Intercompany settlements of income taxes are made through an increase or reduction to amounts due to or from affiliates. Such settlements occur on a periodic basis in accordance with the tax sharing agreements. Tax benefits from operating losses are provided at the U.S. statutory rate plus any tax credits attributable, provided the consolidated group utilizes such benefits currently.

The components of income taxes were as follows:

	Years ended December 31,

	2008	2007	2006

	(in millions)
Current taxes:
Federal	$ (515)	$ 223	$ (7)

Deferred taxes:
Federal	212	50	237

Total income tax (benefit) expense	$ (303)	$ 273	$ 230

A reconciliation of income taxes at the federal income tax rate to income tax expense charged to operations follows:

	Years ended December 31,

	2008		2007	2006

	(in millions)
Tax at 35%	$ (119)		$ 348	$ 264
Add (deduct):
Prior year taxes	(78	)(1)	(43)	(4)
Tax credits	(19)		(35)	-
Tax-exempt investment income	(88)		(160)	(42)
Unrecognized tax benefits	2		161	9
Other	(1)		2	3

Total income tax (benefit) expense	$ (303)		$ 273	$ 230

(1)

During 2008, the Company performed a detailed analysis of its tax-basis balance sheet and related deferred tax balances. This analysis resulted in an $81 million decrease in the 2008 net deferred tax liability balance due to book/tax differences attributable to prior years. This adjustment has been reflected as a reduction of the 2008 tax expense.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 5 — Income Taxes - (continued)

Deferred income tax assets and liabilities result from tax effecting the differences between the financial statement values and income tax values of assets and liabilities at each Consolidated Balance Sheet date. Deferred tax assets and liabilities consisted of the following:

	December 31,

	2008	2007

	(in millions)
Deferred tax assets:
Policy reserve adjustments	$2,348	$2,408
Net operating loss carryforwards	309	49
Tax credits	145	126
Unearned revenue	756	190
Dividends payable to policyholders	14	12
Unrealized losses on securities	61	-
Other	84	62

Total deferred tax assets	3,717	2,847

Deferred tax liabilities:
Deferred policy acquisition costs	2,394	1,637
Unrealized gains on securities	-	447
Premiums receivable	41	24
Deferred sales inducements	121	92
Deferred gains	609	94
Investments	604	65
Reinsurance	695	1,433
Other	108	55

Total deferred tax liabilities	4,572	3,847

Net deferred tax liabilities	$855	$1,000

At December 31, 2008, the Company had $883 million of operating loss carryforwards, which will expire in various years through 2023. The Company believes that it will realize the full benefit of its deferred tax assets.

The Company made income tax payments of $14 million, $28 million, and $9 million in 2008, 2007, and 2006, respectively.

The Company files income tax returns in the U.S. federal jurisdiction and various state jurisdictions. With few exceptions, the Company is no longer subject to U.S. federal, state, or local income tax examinations by taxing authorities for years before 1998.

The Internal Revenue Service (“IRS”) completed its examinations for years 1998 through 2003 on December 31, 2005. The Company has filed protests with the IRS Appeals Division of various adjustments raised by the IRS in its examinations of these years. The IRS commenced an examination of the Company’s income tax returns for years 2004 through 2005 in the third quarter of 2007. It is anticipated that the examination will be completed by the end of 2009.

The Company adopted the provisions of FIN No. 48 on January 1, 2007. In connection with the adoption of FIN No. 48, the Company did not recognize an increase or decrease in its liability for unrecognized tax benefits.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 5 — Income Taxes - (continued)

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	December 31

	2008	2007

	(in millions)
Beginning balance	$379	$230
Additions based on tax positions related to the current year	51	77
Reductions based on tax positions related to the current year	-	(7)
Additions for tax positions of prior years	39	89
Reductions for tax positions of prior years	(58)	(10)

Ending balance	$411	$379

Included in the balances as of December 31, 2008 and 2007, respectively, are $291 million and $291 million of unrecognized benefits that, if recognized, would affect the Company’s effective tax rate.

Included in the balances as of December 31, 2008 and 2007, respectively, are $120 million and $88 million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. Because of the impact of deferred tax accounting, other than interest or penalties, the disallowance of the shorter deductibility period would not affect the annual effective tax rate but would accelerate the payment of taxes to an earlier period.

The Company recognizes interest accrued related to unrecognized tax benefits in interest expense (part of other operating costs and expenses) and penalties in income tax expense. During the years ended December 31, 2008, 2007, and 2006, the Company recognized approximately $4 million, ($24) million, and $17 million in interest expense (benefit), respectively. The Company had approximately $44 million and $39 million accrued for interest as of December 31, 2008 and December 31, 2007, respectively. The Company did not recognize any material amounts of penalties during the years ended December 31, 2008, 2007, and 2006.

Note 6 — Closed Block

The Company operates a separate closed block for the benefit of certain classes of individual or joint traditional participating whole life insurance policies. The closed block was established upon the demutualization of MLI for those designated participating policies that were in-force on September 23, 1999. Assets were allocated to the closed block in an amount that, together with anticipated revenues from policies included in the closed block, was reasonably expected to be sufficient to support such business, including provision for payment of benefits, direct asset acquisition and disposition costs, and taxes, and for continuation of dividend scales, assuming experience underlying such dividend scales continues. Assets allocated to the closed block inure solely to the benefit of the holders of the policies included in the closed block and will not revert to the benefit of the shareholders of the Company. No reallocation, transfer, borrowing, or lending of assets can be made between the closed block and other portions of the Company’s general account, any of its separate accounts, or any affiliate of the Company without prior approval of the Michigan Commissioner of Financial and Insurance Regulation (the “Commissioner”).

If, over time, the aggregate performance of the closed block’s assets and policies is better than was assumed in funding the closed block, dividends to policyholders will be increased. If, over time, the aggregate performance of the closed block’s assets and policies is less favorable than was assumed in the funding, dividends to policyholders will be reduced.

The assets and liabilities allocated to the closed block are recorded in the Company’s Consolidated Balance Sheets and Statements of Operations on the same basis as other similar assets and liabilities. The carrying amount of the closed block’s liabilities in excess of the carrying amount of the closed block’s assets at the date the closed block was established (adjusted to eliminate the impact of related amounts in accumulated other comprehensive income) represents the maximum future earnings from the assets and liabilities designated to the closed block that can be recognized in income over the period the policies in the closed block remain in force. The Company has developed an actuarial calculation of the timing of such maximum future shareholder earnings, and this is the basis of the policyholder dividend obligation.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 6 — Closed Block - (continued)

If actual cumulative earnings are greater than expected cumulative earnings, only expected earnings will be recognized in income. Actual cumulative earnings in excess of expected cumulative earnings represents undistributed accumulated earnings attributable to policyholders, which are recorded as a policyholder dividend obligation because the excess will be paid to the closed block’s policyholders as an additional policyholder dividend unless otherwise offset by future performance of the closed block that is less favorable than originally expected. If actual cumulative performance is less favorable than expected, only actual earnings will be recognized in net income.

For all closed block policies, the principal cash flow items that affect the amount of closed block assets and liabilities are premiums, net investment income, purchases and sales of investments, policyholders’ benefits, policyholder dividends, premium taxes, guaranty fund assessments, and income taxes. The amounts shown in the following tables for assets, liabilities, revenues, and expenses of the closed block are those that enter into the determination of amounts that are to be paid to policyholders.

The following tables set forth certain summarized financial information relating to the closed block as of the dates indicated:

	December 31,

	2008	2007

	(in millions)
Liabilities
Future policy benefits	$8,680	$8,619
Policyholders’ funds	79	79
Policyholder dividends payable	211	206
Other closed block liabilities	99	99

Total closed block liabilities	$9,069	$9,003

Assets
Investments
Fixed maturities:
Available-for-sale—at fair value (amortized cost: 2008—$3,235; 2007—$3,086)	$3,128	$3,165
Mortgage loans on real estate	583	562
Policy loans	1,700	1,545
Other invested assets	644	740

Total investments	6,055	6,012

Cash borrowings and cash equivalents	(437)	(374)
Accrued investment income	115	106
Amounts due from and held for affiliates	1,752	2,016
Other closed block assets	488	202

Total assets designated to the closed block	$7,973	$7,962

Excess of closed block liabilities over assets designated to the closed block	$1,096	$1,041
Portion of above representing accumulated other comprehensive income:
Unrealized appreciation, net of deferred income tax expense of $42 million and $174 million, respectively	78	322
Adjustment for deferred policy acquisition costs, net of deferred income tax benefit of $14 million and $48 million, respectively	(26)	(88)
Foreign currency translation adjustment	(21)	(76)

Total amounts included in accumulated other comprehensive income	31	158

Maximum future earnings to be recognized from closed block assets and liabilities	$1,127	$1,199

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 6 — Closed Block - (continued)

	Years ended December 31,

	2008	2007	2006

	(in millions)
Revenues
Premiums	$647	$661	$678
Net investment income	473	438	423
Net realized investment and other (losses) gains	(9)	17	81

Total revenues	1,111	1,116	1,182

Benefits and Expenses
Benefits to policyholders	782	799	862
Policyholder dividends	411	409	389
Amortization of deferred policy acquisition costs	(218)	(50)	15
Other closed block operating costs and expenses	25	25	27

Total benefits and expenses	1,000	1,183	1,293

Revenues, net of benefits and expenses before income taxes	111	(67)	(111)
Income tax expense (benefit)	39	(24)	(39)

Revenues, net of benefits and expenses and income taxes	$72	$(43)	$(72)

Maximum future earnings from closed block assets and liabilities:

	Years Ended December 31,

	2008	2007

	(in millions)
Beginning of period	$1,199	$1,156
End of period	1,127	1,199

Change during period	$(72)	$43

Note 7 — Related Party Transactions

Reinsurance Transactions

Effective October 1, 2008, the Company entered into a reinsurance agreement with an affiliate, Manulife Reinsurance (Bermuda) Limited (“MRBL”), to reinsure 75% of the group pension business in-force. The reinsurance agreement covers all contracts, excluding the guaranteed benefit rider, issued and in-force as of September 30, 2008. As the underlying contracts being reinsured are considered investment contracts, the agreement does not meet the criteria for reinsurance accounting and was classified as a financial instrument. Under the terms of the agreement, the Company received initial consideration of $1,495 million, which was classified as unearned revenue. The amount is being amortized into income through other operating costs and expenses on a basis consistent with the manner in which the deferred policy acquisition costs on the underlying reinsured contracts are recognized. The balance of unearned revenue related to the initial consideration was $1,484 million as of December 31, 2008.

Effective December 31, 2003, the Company entered into a reinsurance agreement with MRBL to reinsure 90% of the non-reinsured risk of the closed block. As approximately 90% of the mortality risk is covered under previously existing contracts with third party reinsurers and the resulting limited mortality risk is inherent in the new contract with MRBL, it was classified as financial reinsurance and given deposit-type accounting treatment. The Company retained title to the invested assets supporting this block of business. These invested assets are held in trust on behalf of MRBL and are included in amounts due from and held for affiliates on the Consolidated Balance Sheets. The amounts held at December 31, 2008 and 2007 were $2,190 million and $2,493 million, respectively, and are accounted for as invested assets available-for-sale.

Effective January 1, 2002, the Company entered into a 90% quota share reinsurance agreement with MRBL to reinsure a block of variable annuity business (the “Original Agreement”). The Original Agreement covered base contracts, but

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 7 — Related Party Transactions - (continued)

excluded the guaranteed benefit riders. The primary risk reinsured was investment and lapse risk with only limited coverage, of mortality risk. Accordingly, the contract was classified as financial reinsurance and given deposit-type accounting treatment. Under the terms of the Original Agreement, the Company received (paid) a net ceding commission of $113 million, $(23) million, and $(35) million for the years ended December 31, 2008, 2007, and 2006, respectively. These amounts were classified as unearned revenue and were being amortized into income as payments were made to MRBL. The original agreement was amended effective October 1, 2008 as discussed further below. As a result of the amendment, the unearned revenue balance of $580 million as of September 30, 2008 was included in the calculation of cost of reinsurance, which was included with other liabilities on the Consolidated Balance Sheets. The balance of the unearned revenue liability was $437 million as of December 31, 2007.

Effective October 1, 2008, the Company entered into an amended and restated variable annuity reinsurance agreement with MRBL. The base contracts continue to be reinsured on a modified coinsurance basis; however, MRBL now reinsures all substantial risks, including all guaranteed benefits, related to certain specified policies not already reinsured to third parties. Guaranteed benefit reinsurance coverage was apportioned in accordance with the reinsurance agreement provisions between modified coinsurance and coinsurance funds withheld as of December 31, 2008. The assets supporting the reinsured policies remained invested with the Company. As of December 31, 2008, the Company reported a reinsurance payable to MRBL of $781 million, which was included with amounts due to affiliates, a liability for coinsurance funds withheld of $285 million, which was included with other liabilities, and $2,123 million related to the cost of reinsurance, which was included with other liabilities on the Consolidated Balance Sheets. The cost of reinsurance is being amortized into income over the life of the underlying reinsured contracts in proportion to the policyholder fee income received.

Service Agreements

The Company has formal service agreements with MFC and MLI, which can be terminated by either party upon two months notice. Under the various agreements, the Company will pay direct operating expenses incurred by MFC and MLI on behalf of the Company. Services provided under the agreements include legal, actuarial, investment, data processing, accounting, and certain other administrative services. Costs incurred under the agreements were $374 million, $336 million, and $323 million for the years ended December 31, 2008, 2007, and 2006, respectively. As of December 31, 2008 and December 31, 2007, the Company had amounts receivable from MFC and MLI of $8 million and $18 million, respectively.

There are two service agreements, both effective April 28, 2004, between the Company and an affiliate, John Hancock Life Insurance Company (“JHLICO”). Under one agreement, the Company provides services to JHLICO, and under the other, JHLICO provides services to the Company. In both cases, the Provider of the services can also employ a Provider Affiliate to provide services. In the case of the service agreement where JHLICO provides services to the Company, a Provider Affiliate means JHLICO’s parent, John Hancock Financial Services, Inc. (“JHFS”), and its direct and indirect subsidiaries. Net services provided by the Company to JHLICO were $122 million, $126 million, and $111 million for the years ended December 31, 2008, 2007, and 2006, respectively. As of December 31, 2008 and 2007, there were accrued receivables from JHLICO to the Company of $12 million and $87 million, respectively.

Management believes the allocation methods used are reasonable and appropriate in the circumstances; however, the Company’s Consolidated Balance Sheets may not necessarily be indicative of the financial condition that would have existed if the Company operated as an unaffiliated entity.

Debt Transactions

Pursuant to a subordinated surplus note dated September 30, 2008, the Company borrowed $110 million from John Hancock Financial Holdings (Delaware) Inc. (“JHFH”). The interest rate is fixed at 7%, and interest is payable semi-annually. The note matures on March 31, 2033. Interest expense was $2 million for the year ended December 31, 2008.

Pursuant to a subordinated surplus note dated September 30, 2008, the Company borrowed $295 million from JHFH. The interest rate is fixed at 7%, and interest is payable semi-annually. The note matures on March 31, 2033. Interest expense was $5 million for the year ended December 31, 2008.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 7 — Related Party Transactions - (continued)

On December 22, 2006, the Company issued a subordinated note to MHDLLC in the amount of $136 million due December 15, 2016 (the “Original Note”). Interest on the Original Note accrued at a variable rate equal to LIBOR plus 0.3% per annum calculated and reset quarterly on March 15, June 15, September 15, and December 15, and payable semi-annually on June 15 and December 15 of each year until December 15, 2011 and thereafter at a variable rate equal to LIBOR plus 1.3% per annum reset quarterly as aforesaid until payment in full. On September 30, 2008 the Original Note was converted to a subordinated surplus note on the same economic terms. Interest on the subordinated surplus note from October 1, 2008 until December 15, 2011 accrues at a variable rate equal to LIBOR plus 0.3% per annum calculated and reset quarterly on March 31, June 30, September 30, and December 31 and payable semi-annually on March 31 and September 30 of each year. Thereafter, interest accrues at a variable rate equal to LIBOR plus 1.3% per annum reset quarterly as aforementioned and payable semi-annually on June 15 and September 15 of each year until payment in full. Interest expense was $5 million, $10 million, and $0 for the years ended December 31, 2008, 2007, and 2006, respectively.

The issuance of surplus notes by the Company was approved by the Commissioner, and any payments of interest or principal on the surplus notes require the prior approval of the Commissioner.

Pursuant to a demand note dated September 30, 2008, the Company loaned $295 million to JHFS. The interest rate is calculated at a fluctuating rate equal to 3 month LIBOR plus 50 basis points. The note matures on December 31, 2009. Interest income was $3 million for the year ended December 31, 2008.

Pursuant to a senior promissory note dated March 1, 2007, the Company borrowed $477 million from MHDLLC. The note was repaid on September 30, 2008. Interest was calculated at a fluctuating rate equal to 3-month LIBOR plus 33.5 basis points. Interest expense was $13 million and $23 million for the years ended December 31, 2008 and 2007, respectively.

Pursuant to a Note Purchase Agreement dated November 10, 2006, the Company borrowed $90 million from JHLICO. The note provides for interest-only payments of $0.4 million per month commencing January 1, 2007 through November 1, 2011. The interest rate for the term of this note is fixed at 5.73%. The note matures on December 1, 2011 and is secured by a mortgage on the Company’s property at 601 Congress Street, Boston, Massachusetts. Interest expense was $5 million, $5 million, and $0 for the years ended December 31, 2008, 2007, and 2006, respectively.

Capital Stock Transactions

On September 30, 2008, the Company issued two shares of common stock to MIC for $477 million in cash.

Other

On December 28, 2006, the Company sold real estate held for investment with a net book value of $17 million to JHILCO for $150 million in cash. Since this sale was accounted for as a transaction between entities under common control, the difference between the net book value and sales price resulted in an increase of $87 million, net of tax, to the Company’s additional paid-in-capital as of December 31, 2006.

On September 2, 2008, John Hancock Variable Life Insurance Company (“JHVLICO”), purchased a $60 million funding agreement from the Company.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 7 — Related Party Transactions - (continued)

The Company operates a liquidity pool in which affiliates can invest excess cash. Terms of operation and participation in the liquidity pool are set out in the Liquidity Pool and Loan Facility Agreement effective November 13, 2007. The maximum aggregate amounts that the Company can accept into the Liquidity Pool are $5 billion in U.S. dollar deposits and $200 million in Canadian dollar deposits. Under the terms of the agreement, certain participants may receive advances from the Liquidity Pool up to certain predetermined limits. Interest payable on the funds will be reset daily to the one-month London Interbank Bid Rate.

The following table details the affiliates and their participation in the Company’s Liquidity Pool:

	December 31,

	2008	2007

	(in millions)
The Manufacturers Investment Corporation	$18	$25
Manulife Holdings (Delaware) LLC	14	36
Manulife Reinsurance Ltd	144	158
Manulife Reinsurance (Bermuda) Ltd	54	155
Manulife Hungary Holdings KFT	44	48
John Hancock Life & Health Insurance Company	40	31
John Hancock Life Insurance Company	1,733	1,736
John Hancock Variable Life Insurance Company	347	90
John Hancock Insurance Company of Vermont	31	95
John Hancock Reassurance Co, Ltd	37	271
John Hancock Financial Services, Inc	104	550
The Berkeley Financial Group LLC	30	12
John Hancock Subsidiaries LLC	85	68

Total	$2,681	$3,275

The balances above are reported on the Consolidated Balance Sheets as amounts due to affiliates.

MFC provides a claims paying guarantee to certain U.S. policyholders.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Reinsurance

The effect of reinsurance on life, health, and annuity premiums written and earned was as follows:

	Years ended December 31,

	2008		2007		2006

	Premiums		Premiums		Premiums
	Written	Earned	Written	Earned	Written	Earned

	(in millions)
Direct	$1,310	$1,313	$1,148	$1,149	$1,294	$1,294

Assumed	529	521	426	420	369	405

Ceded	(871)	(871)	(694)	(694)	(685)	(685)

Net life, health, and annuity premiums	$968	$963	$880	$875	$978	$1,014

For the years ended December 31, 2008, 2007, and 2006, benefits to policyholders under life, health, and annuity ceded reinsurance contracts were $880 million, $725 million, and $423 million, respectively.

The Company utilizes reinsurance agreements to provide for greater diversification of business, allowing management to control exposure to potential losses arising from large risks and provide additional capacity for growth.

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics among the reinsurers.

Note 9 — Pension and Other Postretirement Benefit Plans

Effective December 31, 2006, The Company’s Cash Balance Plan was merged into the John Hancock Financial Services, Inc. Pension Plan (the “Plan”), which is a funded qualified defined benefit plan sponsored by JHFS. Pursuant to the merger, all of the assets of the former plans were commingled. The aggregate pool of assets from the former plans is available to meet the obligations of the merged plan. The merger did not have a material impact on the Consolidated Balance Sheets or Statements of Operations of the Company.

Historically, pension benefits were calculated utilizing a traditional formula. Under the traditional formula, benefits are provided based upon length of service and final average compensation. As of July 1, 1998, all defined benefit pension plans were amended to a cash balance basis. Under the cash balance formula, participants are credited with benefits equal to a percentage of eligible pay, as well as interest. In addition, early retirement benefits are subsidized for certain grandfathered employees.

The Company’s funding policy for its qualified defined benefit plans is to contribute annually an amount at least equal to the minimum annual contribution required under the Employee Retirement Income Security Act of 1974, as amended, and other applicable laws and generally, not greater than the maximum amount that can be deducted for federal income tax purposes. In 2008, 2007, and 2006, no contributions were made to the qualified plans. The Company expects that no contributions will be made in 2009.

Pension plan assets of $19 million and $26 million at December 31, 2008 and 2007, respectively, were investments managed by related parties.

The Company also participates in an unfunded non-qualified defined benefit plan, which is also sponsored by JHFS. This plan provides supplemental benefits in excess of the compensation limit outlined in the Internal Revenue Code, for certain employees.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 9 — Pension and Other Postretirement Benefit Plans - (continued)

The Company participates in a new non-qualified defined contribution pension plan, maintained by MFC, which was established as of January 1, 2008 with participant directed investment options. The expense for the new plan was $5 million in 2008. The prior plan was frozen as of January 1, 2008, and the benefits accrued under the prior plan continue to be subject to the prior plan provisions.

The Company’s funding policy for its non-qualified defined benefit plans is to contribute the amount of the benefit payments made during the year. The contribution to the non-qualified plans was $1 million, $3 million, and $2 million in 2008, 2007, and 2006, respectively. The Company expects to contribute approximately $2 million to its non-qualified pension plans in 2009.

The Company provides postretirement medical and life insurance benefits for its retired employees and their spouses through its participation in the John Hancock Financial Services, Inc. Employee Welfare Plan, sponsored by JHFS. Certain employees hired prior to 2005 who meet age and service criteria may be eligible for these postretirement benefits in accordance with the plan’s provisions. The majority of retirees contribute a portion of the total cost of postretirement medical benefits. Life insurance benefits are based on final compensation subject to the plan maximum.

The John Hancock Financial Services Inc. Employee Welfare Plan was amended effective January 1, 2007 whereby participants who had not reached a certain age and years of service with the Company were no longer eligible for such Company contributory benefits. Also the number of years of service required to be eligible for the benefit was increased to 15 years for all participants. The future retiree life insurance coverage amount was frozen as of December 31, 2006.

The Company’s policy is to fund its other postretirement benefits in amounts at or below the annual tax qualified limits. The contribution for the other postretirement benefits was $2 million, $1 million, and $2 million in 2008, 2007, and 2006, respectively.

The Company participates in qualified defined contribution plans for its employees who meet certain eligibility requirements, sponsored by JHFS. These plans include the Investment-Incentive Plan for John Hancock Employees and the John Hancock Savings and Investment Plan. The expense for the defined contribution plans was $7 million, $7 million, and $3 million in 2008, 2007, and 2006, respectively.

The Company uses a December 31 measurement date to account for its pension and other postretirement benefit plans.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 9 — Pension and Other Postretirement Benefit Plans - (continued)

Obligations and Funded Status of Defined Benefit Plans

The amounts disclosed below represent the Company’s share of the pension and other postretirement benefit plans described above:

	Years Ended December 31,

	Pension Benefits		Other Postretirement Benefits

	2008	2007	2008	2007

	(in millions)
Change in benefit obligation:
Benefit obligation at beginning of year	$124	$121	$30	$28
Service cost	9	7	-	-
Interest cost	7	7	2	2
Actuarial loss (gain)	-	9	(3)	1
Plan amendments	-	(7)	-	-
Curtailments	-	(4)	-	-
Benefits paid	(4)	(9)	(2)	(1)

Benefit obligation at end of year	$136	$124	$27	$30

Change in plan assets:
Fair value of plan assets at beginning of year	$75	$75	$-	$-
Actual return on plan assets	(22)	6	-	-
Employer contributions	1	3	2	1
Benefits paid	(4)	(9)	(2)	(1)

Fair value of plan assets at end of year	$50	$75	$-	$-

Funded status at end of year	$(86)	$(49)	$(27)	$(30)

Amounts recognized on Consolidated Balance Sheets:
Assets	$-	$-	$-	$-
Liabilities	(86)	(49)	(27)	(30)

Net amount recognized	$(86)	$(49)	$(27)	$(30)

Amounts recognized in accumulated other comprehensive income:
Prior service cost	$(4)	$(5)	$-	$-
Net actuarial loss (gain)	73	48	(14)	(11)

Total	$69	$43	$(14)	$(11)

The accumulated benefit obligation for all defined benefit plans was $130 million and $117 million at December 31, 2008 and 2007, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 9 — Pension and Other Postretirement Benefit Plans - (continued)

The following table provides information for pension plans with accumulated benefit obligations in excess of plan assets:

	December 31,

	2008	2007

	(in millions)
Accumulated benefit obligation	$130	$117
Projected benefit obligation	136	124
Fair value of plan assets	50	75

Components of Net Periodic Benefit Cost

	Years Ended December 31,

	Pension Benefits			Other Postretirement Benefits

	2008	2007	2006	2008	2007	2006

	(in millions)
Service cost	$9	$7	$6	$-	$-	$-
Interest cost	7	7	6	2	2	2
Expected return on plan assets	(5)	(6)	(5)	-	-	-
Recognized actuarial loss	-	1	3	-	-	-

Net periodic benefit cost	$11	$9	$10	$2	$2	$2

There are no amounts included in accumulated other comprehensive income expected to be recognized as components of net periodic benefit cost in 2009.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 9 — Pension and Other Postretirement Benefit Plans - (continued)

Assumptions

Weighted–average assumptions used to determine benefit obligations were as follows:

	Years Ended December 31,

	Pension Benefits		Other Postretirement Benefits

	2008	2007	2008	2007

Discount rate	6.00%	6.00%	6.00%	6.00%
Rate of compensation increase	4.10%	5.10%	N/A	N/A
Health care cost trend rate for following year			8.50%	9.00%
Ultimate trend rate			5.00%	5.00%
Year ultimate rate reached			2016	2016

Weighted-average assumptions used to determine net periodic benefit cost were as follows:

	Years Ended December 31,

	Pension Benefits		Other Postretirement Benefits

	2008	2007	2008	2007

Discount rate	6.00%	5.75%	6.00%	5.75%
Expected long-term return on plan assets	8.00%	8.25%	N/A	N/A
Rate of compensation increase	5.10%	4.00%	N/A	N/A
Health care cost trend rate for following year			9.00%	9.50%
Ultimate trend rate			5.00%	5.00%
Year ultimate rate reached			2016	2016

The expected long-term return on plan assets is based on the rate expected to be earned for plan assets. The asset mix based on the long-term investment policy and range of target allocation percentages of the plans and the Capital Asset Pricing Model are used as part of that determination. Current conditions and published commentary and guidance from U.S. Securities and Exchange Commission (“SEC”) staff are also considered.

Assumed health care cost trend rates have a significant effect on the amounts reported for the healthcare plans. A one-percentage point change in assumed health care cost trend rates would have the following effects:

	One-Percentage Point Increase	One-Percentage Point Decrease

	(in millions)
Effect on total service and interest costs in 2008	$-	$-
Effect on postretirement benefit obligation as of December 31, 2008	(2)	(2)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 9 — Pension and Other Postretirement Benefit Plans - (continued)

Plan Assets

The Company’s weighted-average asset allocations for its defined benefit plans by asset category were as follows:

	Pension Plan Assets at December 31,

	2008	2007

Asset Category
Equity securities	51%	64%
Fixed maturity securities	35	26
Real estate	5	3
Other	9	7

Total	100%	100%

The target allocations for assets of the Company’s defined benefit plans are summarized below for major asset categories:

Asset Category
Equity securities	50	% - 80%
Fixed maturity securities	23	% - 35%
Real estate	0	% - 5%
Other	5	% - 15%

The plans do not own any of the Company’s or MFC’s common stock at December 31, 2008 and 2007.

Cash Flows

Expected Future Benefit Payments for Defined Benefit Plans

Projections for benefit payments for the next ten years are as follows:

	Pension Benefits	Other Postretirement Benefits Gross Payments	Other Postretirement Benefits- Medicare Part D Subsidy

	(in millions)
2009	$12	$2	$-
2010	12	2	-
2011	13	2	-
2012	14	2	-
2013	11	2	-
2014-2018	62	10	1

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Commitments, Guarantees, and Legal Proceedings

Commitments.  The Company has extended commitments to purchase U.S. private debt and to issue mortgage loans on real estate totaling $231 million and $27 million, respectively, at December 31, 2008. If funded, loans related to real estate mortgages would be fully collateralized by the mortgaged properties. The Company monitors the creditworthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. The majority of these commitments expire in 2009.

The Company leases office space under non-cancelable operating lease agreements of various expiration dates. Rental expenses, net of sub-lease income, were $14 million, $12 million, and $11 million for the years ended December 31, 2008, 2007, and 2006, respectively.

The future minimum lease payments, by year and in the aggregate, under the remaining non-cancelable operating leases along with the associated sub-lease income are presented below.

	Non- cancelable Operating Leases	Sub-lease Income

	(in millions)
2009	$9	$1
2010	6	-
2011	5	-
2012	5	-
2013	4	-
Thereafter	196	-

Total	$225	$1

Guarantees.  In the course of business, the Company enters into guarantees which vary in nature and purpose and which are accounted for and disclosed under U.S. GAAP specific to the insurance industry. The Company had no material guarantees outstanding outside the scope of insurance accounting at December 31, 2008.

Legal Proceedings.  The Company is regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming the Company as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products, as well as an investment adviser, employer, and taxpayer. In addition, state regulatory bodies, state attorneys general, the SEC, the Financial Industry Regulatory Authority, and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning the Company’s compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. The Company does not believe that the conclusion of any current legal or regulatory matters, either individually or in the aggregate, will have a material adverse effect on its consolidated financial condition or results of operations.

Note 11 — Shareholder’s Equity

Capital Stock

The Company has two classes of capital stock, preferred stock and common stock. All of the outstanding preferred and common stock of the Company is owned by MIC, its parent.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 11 — Shareholder’s Equity - (continued)

Accumulated Other Comprehensive Income

The components of accumulated other comprehensive income were as follows:

	Net Unrealized Investment Gains (Losses)	Net Accumulated Gain (Loss) on Cash Flow Hedges	Foreign Currency Translation Adjustment	Minimum Pension Liability Adjustment	Additional Pension and Postretirement Unrecognized Net Periodic Benefit Cost	Accumulated Other Comprehensive Income

	(in millions)
Balance at January 1, 2006	$506	$8	$36	$(25)	$-	$525
Gross unrealized investment losses (net of deferred income tax benefit of $32 million)	(60)					(60)
Reclassification adjustment for losses realized in net income (net of deferred income tax benefit of $2 million)	5					5
Adjustment for policyholder liabilities, (net of deferred income tax expense of $16 million)	30					30
Adjustment for deferred policy acquisition costs, deferred sales inducements, and unearned revenue liability (net of deferred income tax benefit of $11 million)	(21)					(21)

Net unrealized investment losses	(46)					(46)
Foreign currency translation adjustment			(5)			(5)
Minimum pension liability (net of deferred income tax expense of $3 million)				5		5
SFAS No. 158 transition adjustment (net of deferred income tax benefit of $1 million)				20	(22)	(2)

Balance at December 31, 2006	$460	$8	$31	$-	$(22)	$477

	Net Unrealized Investment Gains (Losses)	Net Accumulated Gain (Loss) on Cash Flow Hedges	Foreign Currency Translation Adjustment	Additional Pension and Postretirement Unrecognized Net Periodic Benefit Cost	Accumulated Other Comprehensive Income

	(in millions)
Balance at January 1, 2007	$460	$8	$31	$(22)	$477
Gross unrealized investment gains (net of deferred income tax expense of $135 million)	250				250
Reclassification adjustment for gains realized in net income (net of deferred income tax expense of $51 million)	(94)				(94)
Adjustment for policyholder liabilities (net of deferred income tax expense of $4 million)	6				6
Adjustment for deferred policy acquisition costs, deferred sales inducements, and unearned revenue liability (net of deferred income tax benefit of $20 million)	(38)				(38)

Net unrealized investment gains	124				124
Foreign currency translation adjustment			(4)		(4)
Amortization of periodic pension costs				1	1
Reclassification of net cash flow hedge gains to net income (net of deferred income tax benefit of $7 million)		(13)			(13)

Balance at December 31, 2007	$584	$(5)	$27	$(21)	$585

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 11 — Shareholder’s Equity - (continued)

	Net Unrealized Investment Gains (Losses)	Net Accumulated Gain (Loss) on Cash Flow Hedges	Foreign Currency Translation Adjustment	Additional Pension and Postretirement Unrecognized Net Periodic Benefit Cost	Accumulated Other Comprehensive Income (Loss)

	(in millions)
Balance at January 1, 2008	$584	$(5)	$27	$(21)	$585
Gross unrealized investment losses (net of deferred income tax benefit of $360 million)	(668)				(668)
Reclassification adjustment for gains realized in net income (net of deferred income tax benefit of $146 million)	(272)				(272)
Adjustment for policyholder liabilities (net of deferred income tax benefit of $72 million)	134				134
Adjustment for deferred policy acquisition costs, deferred sales inducements, and unearned revenue liability (net of deferred income tax expense of $86 million)	161				161

Net unrealized investment losses	(645)				(645)
Foreign currency translation adjustment			(23)		(23)
Change in funded status of pension plan and amortization of periodic pension costs (net of deferred income tax benefit of $8 million)				(15)	(15)
Net gains on the effective portion of the change in fair value of cash flow hedges (net of deferred income tax expense of $4 million)		6			6

Balance at December 31, 2008	$(61)	$1	$4	$(36)	$(92)

Net unrealized investment gains (losses) included on the Company’s Consolidated Balance Sheets as a component of shareholder’s equity are summarized below:

	December 31,

	2008	2007	2006

	(in millions)
Balance, end of year comprises:
Unrealized investment (losses) gains on:
Fixed maturities	$(78)	$855	$634
Equity investments	(88)	435	417
Other investments	3	(6)	(7)

Total (1)	(163)	1,284	1,044

Amounts of unrealized investment (losses) gains attributable to:
Deferred policy acquisition costs, deferred sales inducements, and unearned revenue liability	(58)	187	129
Policyholder liabilities	(9)	197	209
Deferred income taxes	(35)	316	246

Total	(102)	700	584

Net unrealized investment (losses) gains	$(61)	$584	$460

(1)	Includes unrealized investments gains (losses) on invested assets held in trust on behalf of MRBL, which are included in amounts due from and held for affiliates on the Consolidated Balance Sheets. See Note 7 — Related Party Transactions, for information on the associated MRBL reinsurance agreement.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 11 — Shareholder’s Equity - (continued)

Statutory Results

The Company and its domestic insurance subsidiary are required to prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance departments of their states of domicile, which are Michigan and New York.

At December 31, 2008, JH USA, with the explicit permission of the Commissioner, used the implied forward rates from the rolling average of the swap rates that have been observed over the past three years instead of the implied forward rates from the swap curve observed at December 31, 2008 for purposes of its C-3 Phase II calculation. The impact of using this approach was a $53 million decrease in JH USA’s authorized control level risk-based capital as of December 31, 2008. This permitted practice is effective for reporting periods beginning on or after December 31, 2008 and ending September 30, 2009.

At December 31, 2008, JH USA, with the explicit permission of the Commissioner, recorded an increase in the net admitted deferred tax asset (“DTA”) instead of the deferred tax calculation required by prescribed statutory accounting practices. If the net admitted DTA were reflected on the statutory balance sheet based on prescribed practices the DTA and statutory surplus at December 31, 2008 would both be decreased by $84 million. The permitted practice had no effect on statutory net income. This permitted practice is effective for reporting periods beginning on or after December 31, 2008 and ending September 30, 2009.

The Company’s statutory net (loss) income for the years ended December 31, 2008, 2007, and 2006 was $(2,011) million (unaudited), ($41) million, and $202 million, respectively.

The Company’s statutory capital and surplus as of December 31, 2008 and 2007 was $2,008 million (unaudited) and $1,504 million, respectively.

Under Michigan insurance law, no insurer may pay any shareholder dividends from any source other than statutory unassigned surplus without the prior approval of the Commissioner. Michigan law also limits the dividends an insurer may pay, without the prior permission of the Commissioner, to the greater of (i) 10% of its statutory surplus earnings as of December 31 of the preceding year or (ii) the company’s statutory net gain from operations for the 12 month period ending December 31 of the immediately preceding year, if such insurer is a life company.

Note 12 — Segment Information

The Company operates in the following three business segments: (1) Protection and (2) Wealth Management, which primarily serve retail customers and institutional customers and (3) Corporate and Other, which includes reinsurance operations and the corporate account.

The Company’s reportable segments are strategic business units offering different products and services. The reportable segments are managed separately, as they focus on different products, markets, and distribution channels.

Protection Segment.  Offers a variety of individual life insurance products, including participating whole life, term life, universal life, and variable life insurance. Products are distributed through multiple distribution channels, including insurance agents, brokers, banks, financial planners, and direct marketing.

Wealth Management Segment.  Offers individual and group annuities and group pension contracts. Individual annuities consist of fixed deferred annuities, fixed immediate annuities, and variable annuities. This segment distributes its products through multiple distribution channels, including insurance agents and brokers affiliated with the Company, securities brokerage firms, financial planners, pension plan sponsors, pension plan consultants, and banks.

Corporate and Other Segment.  Primarily consists of certain corporate and reinsurance operations. Corporate operations primarily include certain financing activities and income on capital not specifically allocated to the reporting segments. Reinsurance refers to the transfer of all or part of certain risks related to policies issued by the Company to a reinsurer, or to the assumption of risk from other insurers.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 — Segment Information - (continued)

The accounting policies of the segments are the same as those described in Note 1 — Summary of Significant Accounting Policies. Allocations of net investment income are based on the amount of assets allocated to each segment. Other costs and operating expenses are allocated to each segment based on a review of the nature of such costs, cost allocations utilizing time studies, and other relevant allocation methodologies.

The following table summarizes selected financial information by segment for the periods indicated. Included in the Protection Segment for all periods presented are the assets, liabilities, revenues, and expenses of the closed block. For additional information on the closed block, see Note 6 — Closed Block.

	Protection	Wealth Management	Corporate and Other	Total

	(in millions)

2008
Revenues from external customers	$1,436	$1,964	$251	$3,651
Net investment income	857	225	353	1,435
Net realized investment and other (losses) gains	(57)	719	(236)	426

Revenues	$2,236	$2,908	$368	$5,512

Net income (loss)	$72	$(113)	$3	$(38)

Supplemental Information:
Equity in net income (loss) of investees accounted for by the equity method	$1	$4	$(14)	$(9)
Carrying value of investments accounted for under the equity method	17	157	218	392
Amortization of deferred policy acquisition costs and deferred sales inducements	(397)	4	5	(388)
Interest expense	-	23	11	34
Income tax expense (benefit)	32	(204)	(131)	(303)
Segment assets	$21,832	$90,968	$13,397	$126,197

	Protection	Wealth Management	Corporate and Other	Total

	(in millions)

2007
Revenues from external customers	$1,844	$2,057	$236	$4,137
Net investment income	782	242	313	1,337
Net realized investment and other gains (losses)	68	(6)	100	162

Revenues	$2,694	$2,293	$649	$5,636

Net income	$210	$318	$191	$719

Supplemental Information:
Equity in net (loss) income of investees accounted for by the equity method	$(1)	$(2)	$5	$2
Carrying value of investments accounted for under the equity method	17	90	202	309
Amortization of deferred policy acquisition costs and deferred sales inducements	301	277	6	584
Interest expense	-	27	41	68
Income tax expense	108	55	110	273
Segment assets	$21,192	$111,302	$12,010	$144,504

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 — Segment Information - (continued)

	Protection	Wealth Management	Corporate and Other	Total

	(in millions)

2006
Revenues from external customers	$1,483	$1,632	$382	$3,497
Net investment income	712	225	226	1,163
Net realized investment and other gains (losses)	104	20	(92)	32

Revenues	$2,299	$1,877	$516	$4,692

Net income (loss)	$208	$324	$(7)	$525

Supplemental Information:
Equity in net (loss) income of investees accounted for by the equity method	$(1)	$1	$-	$-
Carrying value of investments accounted for under the equity method	17	34	46	97
Amortization of deferred policy acquisition costs and deferred sales inducements	242	303	(9)	536
Interest expense	-	21	5	26
Income tax expense	111	115	4	230

The Company operates primarily in the United States and has no reportable major customers.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 13 — Fair Value of Financial Instruments

The following table presents the carrying amounts and estimated fair values of the Company’s financial instruments. Fair values have been determined by using available market information and the valuation methodologies described below.

	December 31,

	2008		2007

	Carrying Value	Fair Value	Carrying Value	Fair Value

	(in millions)
Assets:
Fixed maturities (1):
Available-for-sale	$14,687	$14,687	$13,617	$13,617
Equity securities:
Available-for-sale	415	415	956	956
Mortgage loans on real estate	2,629	2,649	2,414	2,424
Policy loans	2,785	2,785	2,519	2,519
Short-term investments	3,665	3,665	2,723	2,723
Cash and cash equivalents	3,477	3,477	3,345	3,345
Derivatives:
Interest rate swap agreements	759	759	28	28
Cross currency rate swap agreements	321	321	179	179
Foreign exchange forward agreements	3	3	9	9
Embedded derivatives	4,418	4,418	586	586
Assets held in trust	2,190	2,190	2,493	2,493
Separate account assets	77,681	77,681	105,380	105,380

Liabilities:
Fixed rate deferred and immediate annuities	1,852	1,843	1,665	1,665
Derivatives:
Interest rate swap agreements	325	325	22	22
Cross currency rate swap agreements	377	377	277	277
Credit default swaps	1	1	-	-
Equity swaps	15	15	1	1
Embedded derivatives	2,859	2,859	572	572
Foreign exchange forward agreements	3	3	9	9
(1)	Fixed maturities exclude leveraged leases of $49 million and $72 million for 2008 and 2007, respectively, which are carried at the net investment calculated by accruing income at the lease’s expected internal rate of return in accordance with SFAS No. 13, “Accounting for Leases”.

Effective January 1, 2008, the Company adopted SFAS No. 157, which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS No. 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. The exit value assumes the asset or liability is exchanged in an orderly transaction; it is not a forced liquidation or distressed sale.

SFAS No. 157 resulted in effectively creating the following two primary categories of financial instruments for the purpose of fair value disclosure:

•

Financial Instruments Measured at Fair Value and Reported in the Consolidated Balance Sheets – This category includes assets and liabilities measured at fair value on a recurring and non recurring basis. Financial instruments measured on a recurring basis include fixed maturities, equity securities, short-term investments, derivatives and separate accounts. Assets and liabilities measured at fair value on a non recurring basis include mortgage loans, joint ventures and limited partnership interests, which are reported at fair value only in a period in which impairment is recognized.

•	Other Financial Instruments not Reported at Fair Value – This category includes assets and liabilities which do not require the additional SFAS No. 157 disclosures, as follows:

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 13 — Fair Value of Financial Instruments - (continued)

Mortgage loans on real estate – The fair value of unimpaired mortgage loans is estimated using discounted cash flows and take into account the contractual maturities and discount rates, which were based on current market rates for similar maturity ranges and adjusted for risk due to the property type.

Policy loans – These loans are carried at unpaid principal balances, which approximate their fair values.

Cash and cash equivalents – The carrying values for cash and cash equivalents approximate fair value due to the short-term maturities of these instruments.

Fixed-rate deferred and immediate annuities – The fair value of these financial instruments are estimated by projecting multiple stochastically generated interest rate scenarios under a risk neutral environment reflecting inputs (interest rates, volatility, etc.) observable at the valuation date.

Financial Instruments Measured at Fair Value on the Consolidated Balance Sheets

Valuation Hierarchy

Following SFAS No. 157 guidance, the Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

• Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date. Valuations are based on quoted prices reflecting market transactions involving assets or liabilities identical to those being measured. Level 1 securities primarily include exchange traded equity securities and separate account assets.

• Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in inactive markets, inputs that are observable that are not prices (such as interest rates, credit risks, etc.), and inputs that are derived from or corroborated by observable market data. Most debt securities are classified within Level 2. Also included in the Level 2 category are derivative instruments that are priced using models with observable market inputs, including interest rate swaps, equity swaps, and foreign currency forward contracts.

• Level 3 – Fair value measurements using significant non market observable inputs. These include valuations for assets and liabilities that are derived using data, some or all of which is not market observable data, including assumptions about risk. Level 3 securities include structured asset-backed securities (“ABS”), commercial mortgage-backed securities (“CMBS”), other securities that have little or no price transparency, and certain derivatives.

Determination of Fair Value

The valuation methodologies used to determine the fair values of assets and liabilities under SFAS No. 157 reflect market participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. When available, the Company uses quoted market prices to determine fair value, and classifies such items within Level 1. If quoted market prices are not available, fair value is based upon valuation techniques, which discount expected cash flows utilizing independent market observable interest rates based on the credit quality and duration of the instrument. Items valued using models are classified according to the lowest level input that is significant to the valuation. Thus, an item may be classified in Level 3 even though significant market observable inputs are used.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 13 — Fair Value of Financial Instruments - (continued)

Fair Value Measurements on a Recurring Basis

Fixed Maturities

For fixed maturities, including corporate, U.S. Treasury, and municipal securities, fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). The significant inputs into these models include, but are not limited to, yield curves, credit risks and spreads, measures of volatility and prepayment speeds. These fixed maturities are classified within Level 2. Fixed maturities with significant pricing inputs which are unobservable are classified within Level 3.

Equity Securities

Equity securities with active markets are classified within Level 1 as fair values are based on quoted market prices.

Short-term Investments

Short-term investments are comprised of securities due to mature within one year of the date of purchase that are traded in active markets, and are classified within Level 1 as fair values are based on quoted market prices. Securities such as commercial paper and discount notes are classified within Level 2 because these securities are typically not actively traded due to their short maturities and, as such, their cost generally approximates fair value.

Derivatives

The fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for over-the-counter (“OTC”) derivatives. The pricing models used are based on market standard valuation methodologies and the inputs to these models are consistent with what a market participant would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), and volatility. The Company’s derivatives are generally classified within Level 2 given the significant inputs to the pricing models for most OTC derivatives are inputs that are observable or can be corroborated by observable market data. Inputs that are observable generally include: interest rates, foreign currency exchange rates and interest rate curves. However, certain OTC derivatives may rely on inputs that are significant to the fair value that are not observable in the market or cannot be derived principally from or corroborated by observable market data and would be classified within Level 3. Inputs that are unobservable generally include: broker quotes, volatilities and inputs that are outside of the observable portion of the interest rate curve or other relevant market measures. These unobservable inputs may involve significant management judgment or estimation. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what market participants would use when pricing such instruments. The credit risk of both the counterparty and the Company are considered in determining the fair value for all over-the-counter derivatives after taking into account the effects of netting agreements and collateral arrangements.

Embedded Derivatives

As defined in SFAS Statement No. 133 “Accounting for Derivative Instruments and Hedging Activities” (“SFAS No. 133”), the Company holds assets and liabilities classified as embedded derivatives in the Consolidated Balance Sheets. Those assets include guaranteed minimum income benefits that are ceded under modified coinsurance reinsurance arrangements (“Reinsurance GMIB Assets”). Liabilities include policyholder benefits offered under variable annuity contracts such as guaranteed minimum withdrawal benefits with a term certain (“GMWB”) and embedded reinsurance derivatives.

Embedded derivatives are recorded in the Consolidated Balance Sheets at fair value, separately from their host contract, and the change in their fair value is reflected in net income. Many factors including, but not limited to, market conditions, credit ratings, variations in actuarial assumptions regarding policyholder liabilities and risk margins related to non-capital market inputs may result in significant fluctuations in the fair value of these embedded derivatives that could materially affect net income.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 13 — Fair Value of Financial Instruments - (continued)

The fair value of embedded derivatives is estimated as the present value of future benefits less the present value of future fees. The fair value calculation includes assumptions for risk margins including nonperformance risk.

Risk margins are established to capture the risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, persistency, partial withdrawal, and surrenders. The establishment of these actuarial assumptions, risk margins, nonperformance risk, and other inputs requires the use of significant judgment.

Nonperformance risk refers to the risk that the obligation will not be fulfilled and affects the value of the liability. The fair value measurement assumes that the nonperformance risk is the same before and after the transfer. Therefore, fair value reflects the reporting entity’s own credit risk.

Nonperformance risk for liabilities held by the Company is based on MFC’s own credit risk, which is determined by taking into consideration publicly available information relating to MFC’s debt as well as its claims paying ability. Nonperformance risk is also reflected in the Reinsurance GMIB assets held by the Company. The credit risk of the reinsurance companies is most representative of the nonperformance risk for the Reinsurance GMIB assets, and is derived from publicly available information relating to the reinsurance companies’ publicly issued debt.

The fair value of embedded derivatives related to reinsurance agreements is determined based on a total return swap methodology. These total return swaps are reflected as liabilities on the Consolidated Balance Sheets representing the difference between the statutory book value and fair value of the related modified coinsurance assets with ongoing changes in fair value recorded in income. The fair value of the underlying assets is based on the valuation approach for similar assets described herein.

Separate Account Assets

Separate account assets are reported at fair value and reported as a summarized total on the Consolidated Balance Sheets in accordance with Statement of Position (“SOP 03-1”), “Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts”. The fair value of separate account assets are based on the fair value of the underlying assets owned by the separate account. Assets owned by the Company’s separate accounts primarily include: investments in mutual funds, fixed maturity securities, equity securities, and short-term investments and cash and cash equivalents.

The fair value of mutual fund investments is based upon quoted prices or reported net assets values (“NAV”). Open-ended mutual fund investments are included in Level 1. The fair values of fixed maturity securities, equity securities, short-term investments and cash equivalents held by separate accounts are determined on a basis consistent with the methodologies described herein for similar financial instruments held within the Company’s general account.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 13 — Fair Value of Financial Instruments - (continued)

The following table presents the Company’s assets and liabilities that are measured at fair value on a recurring basis by SFAS No. 157 fair value hierarchy levels, as of December 31, 2008.

	December 31, 2008

	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Fixed maturities (1):
Available-for-sale	$14,687	$-	$14,325	$362
Equity securities:
Available-for-sale	415	415	-	-
Short-term investments	3,665	-	3,665	-
Derivative assets (2)	1,083	-	1,083	-
Embedded derivatives	4,418	-	36	4,382
Assets held in trust (3)	2,190	497	1,693	-
Separate account assets (4)	77,681	77,626	55	-

Total assets at fair value	$104,139	$78,538	$20,857	$4,744

Liabilities:
Derivative liabilities (2)	$721	$-	$721	$-
Embedded derivatives	2,859	-	-	2,859

Total liabilities at fair value	$3,580	$-	$721	$2,859

(1)	Fixed maturities excludes leveraged leases of $49 million which are carried at the net investment calculated by accruing income at the lease’s expected internal rate of return in accordance with SFAS No. 13, “Accounting for Leases”.
(2)	Derivative assets are presented within other assets and derivative liabilities are presented within other liabilities in the Consolidated Balance Sheets. The amounts are presented gross in the table above to reflect the presentation in the Consolidated Balance Sheets, but are presented net for purposes of the Level 3 roll forward in the following table.
(3)	Represents the fair value of assets held in trust on behalf of MRBL, which are included in amounts due from and held for affiliates on the Consolidated Balance Sheets. See Note 7 — Related Party Transactions, for information on the associated MRBL reinsurance agreement. The fair value of the trust assets are determined on a basis consistent with the methodologies described herein for similar financial instruments.
(4)	Separate account assets are recorded at fair value. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose interest in the separate account assets is recorded by the Company as separate account liabilities. Separate account liabilities are set equal to the fair value of separate account assets as prescribed by SOP 03-1.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 13 — Fair Value of Financial Instruments - (continued)

Level 3 Financial Instruments

The changes in Level 3 assets and liabilities measured at fair value on a recurring basis are summarized as follows:

	Fixed Maturities		Net Embedded Derivatives

Balance at January 1, 2008	$447		$18
Net realized/unrealized gains (losses) included in:
Net income	(161	)(2)	1,505	(4)
Other comprehensive income	79	(3)	-
Purchases, issuances, (sales) and (settlements), net	(12)		-
Transfers in and/or (out) of Level 3, net (1)	9		-

Balance at December 31, 2008	$362		$1,523

Gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to assets and liabilities still held at December 31, 2008	$-		$1,505

(1)	For financial assets that are transferred into and/or out of Level 3, the Company uses the fair value of the assets at the beginning of the reporting period.
(2)	This amount is included in net realized investments and other gains (losses) on the Consolidated Statement of Operations.
(3)	This amount is included in accumulated other comprehensive income (loss) on the Consolidated Balance Sheet.
(4)	This amount is included in benefits to policyholders on the Consolidated Statement of Operations. All gains and losses on Level 3 liabilities are classified as net realized investment and other gains (losses) for the purpose of this disclosure because it is not practicable to track realized and unrealized gains (losses) separately on a contract by contract basis.

The Company may hedge positions with offsetting positions that are classified in a different level. For example, the gains and losses for assets and liabilities in the Level 3 category presented in the tables above may not reflect the effect of offsetting gains and losses on hedging instruments that have been classified by the Company in the Level 1 and Level 2 categories.

Financial Instruments Measured at Fair Value on a Non Recurring Basis

Certain financial assets are reported at fair value on a non recurring basis, including investments such as mortgage loans, joint ventures and limited partnership interests, which are reported at fair value only in a period in which an impairment is recognized. The fair value of these securities is calculated using either models that are widely accepted in the financial services industry or the valuation of collateral underlying impaired mortgages. During the reporting period, there were no material assets or liabilities measured at fair value on a nonrecurring basis.

Note 14 — Goodwill

The changes in the carrying value of goodwill by segment were as follows:

	Protection	Wealth Management	Corporate and Other	Total

	(in millions)
Balance at January 1, 2008	$-	$54	$-	$54
Dispositions and other, net	-	-	-	-

Balance at December 31, 2008	$-	$54	$-	$54

	Protection	Wealth Management	Corporate and Other	Total

	(in millions)
Balance at January 1, 2007	$-	$54	$-	$54
Dispositions and other, net	-	-	-	-

Balance at December 31, 2007	$-	$54	$-	$54

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Goodwill - (continued)

The Company tests goodwill for impairment annually as of December 31 and more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit, which is defined as an operating segment or one level below an operating segment, below its carrying amount. There were no impairments recorded in 2008 or 2007.

Note 15 — Certain Separate Accounts

The Company issues variable annuity and variable life contracts through its separate accounts for which investment income and investment gains and losses accrue to, and investment risk is borne by, the contract holder. All contracts contain certain guarantees, which are discussed more fully below.

The assets supporting the variable portion of variable annuities are carried at fair value and reported on the Consolidated Balance Sheets as total separate account assets with an equivalent total reported for separate account liabilities. Amounts assessed against the contract holders for mortality, administrative, and other services are included in revenue, and changes in liabilities for minimum guarantees are included in benefits to policyholders in the Company’s Consolidated Statements of Operations. For the years ended December 31, 2008, and 2007 there were no gains or losses on transfers of assets from the general account to the separate account.

The deposits related to the variable life insurance contracts are invested in separate accounts, and the Company guarantees a specified death benefit if certain specified premiums are paid by the policyholder, regardless of separate account performance.

For guarantees of amounts in the event of death, the net amount at risk is defined as the excess of the initial sum insured over the current sum insured for fixed premium variable life insurance contracts, and, for other variable life insurance contracts, is equal to the sum insured when the account value is zero and the policy is still in force.

The following table reflects variable life insurance contracts with guarantees held by the Company:

	December 31,

	2008	2007

	(in millions, except for age)
Life insurance contracts with guaranteed benefits
In the event of death
Account value	$559	$422
Net amount at risk related to deposits	86	56
Average attained age of contract holders	44	43

Many of the variable annuity contracts issued by the Company offer various guaranteed minimum death, income, and/or withdrawal benefits. Guaranteed Minimum Death Benefit (“GMDB”) features guarantee the contract holder either (a) a return of no less than total deposits made to the contract less any partial withdrawals, (b) total deposits made to the contract less any partial withdrawals plus a minimum return, or (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary.

The Company sold contracts with GMIB riders from 1998 to 2004. The GMIB rider provides a guaranteed lifetime annuity, which may be elected by the contract holder after a stipulated waiting period (7 to 10 years), and which may be larger than what the contract account balance would purchase at then-current annuity purchase rates.

In 2004, the Company introduced a GMWB rider and has since offered multiple variations of this optional benefit. The GMWB rider provides contract holders a guaranteed annual withdrawal amount over a specified time period or in some cases for as long as they live. In general, guaranteed annual withdrawal amounts are based on deposits and may be reduced if withdrawals exceed allowed amounts. Guaranteed amounts may also be increased as a result of “step-up” provisions which increase the benefit base to higher account values at specified intervals. Guaranteed amounts may also be increased if withdrawals are deferred over a specified period. In addition, certain versions of the GMWB rider extend lifetime guarantees to spouses.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 15 — Certain Separate Accounts - (continued)

Unaffiliated and affiliated reinsurance has been utilized to mitigate risk related to some of the guarantee benefit riders. Hedging has also been utilized to mitigate risk related to some of the GMWB riders.

For GMDB, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance. For GMIB, the net amount at risk is defined as the excess of the current annuitization income base over the current account value. For GMWB, the net amount at risk is defined as the current guaranteed withdrawal amount minus the current account value. For all the guarantees, the net amount at risk is floored at zero at the single contract level.

The Company had the following variable annuity contracts with guarantees. Amounts at risk are shown net of reinsurance. Note that the Company’s variable annuity contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.

	December 31,

	2008	2007

	(in millions, except for ages and percents)
Guaranteed Minimum Death Benefit
Return of net deposits
In the event of death
Account value	$15,224	$17,510
Net amount at risk- net of reinsurance	766	47
Average attained age of contract holders	54	55

Return of net deposits plus a minimum return
In the event of death
Account value	$428	$714
Net amount at risk- net of reinsurance	5	-
Average attained age of contract holders	65	65
Guaranteed minimum return rate	5%	5%

Highest specified anniversary account value minus withdrawals post anniversary
In the event of death
Account value	$22,508	$32,750
Net amount at risk- net of reinsurance	1,248	190
Average attained age of contract holders	54	54

Guaranteed Minimum Income Benefit
Account value	$5,387	$9,552
Net amount at risk- net of reinsurance	45	29
Average attained age of contract holders	52	52

Guaranteed Minimum Withdrawal Benefit
Account value	$24,769	$28,582
Net amount at risk	1,812	116
Average attained age of contract holders	52	54

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 15 — Certain Separate Accounts - (continued)

Account balances of variable contracts with guarantees invest in various separate accounts with the following characteristics:

	December 31,

	2008	2007

	(in billions)
Type of Fund
Domestic Equity	$7	$13
International Equity	2	3
Balanced	23	30
Bonds	3	4
Money Market	2	1

Total	$37	$51

The following table summarizes the liabilities for guarantees on variable contracts reflected in the general account:

	Guaranteed Minimum Death Benefit (GMDB)	Guaranteed Minimum Income Benefit (GMIB)	Guaranteed Minimum Withdrawal Benefit (GMWB)	Total

	(in millions)
Balance at January 1, 2008	$89	$156	$568	$813
Incurred guarantee benefits	(110)	(74)	-	(184)
Other reserve changes	372	356	2,322	3,050

Balance at December 31, 2008	$351	$438	$2,890	$3,679
Reinsurance recoverable	(259)	(2,056)	(2,352)	(4,667)

Net balance at December 31, 2008	$92	$(1,618)	$538	$(988)

Balance at January 1, 2007	$80	$208	$95	$383
Incurred guarantee benefits	(48)	(122)	-	(170)
Other reserve changes	57	70	473	600

Balance at December 31, 2007	$89	$156	$568	$813
Reinsurance recoverable	(36)	(586)	-	(622)

Net balance at December 31, 2007	$53	$(430)	$568	$191

The GMDB gross and ceded reserves, the GMIB gross reserves, and the life portion of the GMWB reserves were determined in accordance with SOP 03-1, and the GMIB reinsurance recoverable and GMWB gross reserve were determined in accordance with SFAS No. 133.

The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefits to policyholders, if actual experience or other evidence suggests that earlier assumptions should be revised.

The following assumptions and methodology were used to determine the amounts above at December 31, 2008 and 2007:

•	Data used included 1,000 stochastically generated investment performance scenarios. For SFAS No. 133 calculations, risk neutral scenarios were used.

•

For life products, reserves were established using stochastic modeling of future separate account returns and best estimate mortality, lapse, and premium persistency assumptions, which vary by product.

•	Mean return and volatility assumptions were determined by asset class. Market consistent observed volatilities were used where available for SFAS No. 133 calculations.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 15 — Certain Separate Accounts - (continued)

•	Annuity mortality was based on the 1994 MGDB table multiplied by factors varied by rider types (living benefit/GMDB only) and qualified and non-qualified business.

•	Annuity base lapse rates vary by contract type and duration and ranged from 2% to 41.5%.

•

The discount rate is 7% (in-force issued before 2004) or 6.4% (in-force issued after 2003) in the SOP 03-01 calculations. The discount rates used for SFAS No. 133 calculations are based on the term structure of swap curves with a credit spread based on the credit standing of MFC (for GMWB) and the reinsurers (for GMIB).

Note 16 — Deferred Policy Acquisition Costs and Deferred Sales Inducements

The balance of and changes in deferred policy acquisition costs as of and for the years ended December 31, were as follows:

	December 31,

	2008	2007

	(in millions)
Balance, beginning of year	$5,664	$4,655
Capitalization	1,590	1,637
Amortization (1)	405	(550)
Change in unrealized investment gains and losses	289	(78)

Balance, end of year	$7,948	$5,664

(1)	In 2008, DAC amortization includes significant unlocking due to the impact of lower estimated gross profits arising from higher benefits to policyholders related to certain separate account guarantees. This unlocking contributed to the overall negative amortization during the year.

The balance of and changes in deferred sales inducements as of and for the years ended December 31, were as follows:

	December 31,

	2008	2007

	(in millions)
Balance, beginning of year	$264	$235
Capitalization	97	63
Amortization	(17)	(34)
Change in unrealized investment gains and losses	1	-

Balance, end of year	$345	$264

Note 17 — Share-Based Payments

The Company participates in the stock compensation plans of MFC. The Company uses the Black-Scholes-Merton option pricing model to estimate the value of stock options granted to employees. The stock-based compensation is a legal obligation of MFC, but in accordance with U.S. GAAP, is recorded in the accounts of the Company in other operating costs and expenses.

Stock Options (ESOP)

Under MFC’s Executive Stock Option Plan (“ESOP”), stock options are granted to selected individuals. Options provide the holder with the right to purchase common shares at an exercise price equal to the closing market price of MFC’s common shares on the Toronto Stock Exchange on the business day immediately preceding the date the options were granted. The options vest over a period not exceeding four years and expire not more than 10 years from the grant date. A total of 73.6 million common shares have been reserved for issuance under the ESOP.

MFC grants Deferred Share Units (“DSUs”) under the ESOP and the Stock Plan for Non-Employee Directors. Under the ESOP, the holder is entitled to receive cash payment equal to the value of the same number of common shares plus credited dividends on retirement or termination of employment. These DSUs vest over a three-year period and each DSU entitles the holder to receive one common share on retirement or termination of employment. When dividends are paid on MFC’s common shares, holders of DSUs are deemed to receive dividends at the same rate, payable in the form of additional DSUs.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 17 — Share Based Payments - (continued)

Under the Stock Plan for Non-Employee Directors, each eligible director may elect to receive his or her annual director’s retainer and fees in DSUs or common shares in lieu of cash. Upon termination of board service, an eligible director who has elected to receive DSUs will be entitled to receive cash equal to the value of the DSUs accumulated in his or her account or, at his or her direction, an equivalent number of common shares. A total of 1 million common shares of MFC have been reserved for issuance under the Stock Plan for Non-Employee Directors. In 2008, 2007 and 2006, 217,000, 191,000, and 181,000 DSUs, respectively, were issued to certain employees who elected to defer receipt of all or part of their annual bonus. Also, in 2008 and 2007, 269,000 and 260,000 DSUs were issued to certain employees who elected to defer payment of all or part of their restricted share units. Restricted share units are discussed below. The DSUs issued in 2008, 2007 and 2006 vested immediately upon grant. The Company recorded compensation expense for stock options granted of $6 million, $5 million, and $5 million for the years ended December 31, 2008, 2007, and 2006, respectively.

Global Share Ownership Plan (GSOP)

Effective January 1, 2001, MFC established the Global Share Ownership Plan (“GSOP”) for its eligible employees and the Stock Plan for Non-Employee Directors. Under the GSOP, qualifying employees can choose to have up to 5% of their annual base earnings applied toward the purchase of common shares of MFC. Subject to certain conditions, MFC will match a percentage of the employee’s eligible contributions to certain maximums. MFC’s contributions vest immediately. All contributions are used by the GSOP’s trustee to purchase common shares in the open market. The Company’s compensation expense related to the GSOP was $1 million for each of the three years ended December 31, 2008, 2007, and 2006.

Restricted Share Unit Plan (RSU)

In 2003, MFC established the Restricted Share Unit (“RSU”) Plan. For the years ended December 31, 2008, 2007, and 2006, 1.8 million, 1.5 million and 1.6 million RSUs, respectively, were granted to certain eligible employees under this plan. For the years ended December 31, 2008, 2007, and 2006, the Company granted 0.4 million, 0.4 million, and 0.4 million RSUs, respectively, to certain eligible employees. RSUs entitle a participant to receive payment equal to the market value of the same number of common shares, plus credited dividends, at the time the RSUs vest. RSUs vest three years from the grant date, subject to performance conditions, and the related compensation expense is recognized over this period, except where the employee is eligible to retire prior to the vesting date, in which case the cost is recognized over the period between the grant date and the date on which the employee is eligible to retire. The Company’s compensation expense related to RSUs was $14 million, $16 million, and $14 million for the years ended December 31, 2008, 2007, and 2006, respectively.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Audited Financial Statements

Year ended December 31, 2008 with Report of Independent Registered Public Accounting Firm

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Audited Financial Statements

Year ended December 31, 2008

Report of Independent Registered Public Accounting Firm

To the Contract Owners of the sub-accounts of

John Hancock Life Insurance Company (U.S.A.) Separate Account N

“Active” sub-accounts

500 Index Trust B Series 0	Fundamental Value Trust Series 1
500 Index Trust Series 1	Global Allocation Trust Series 0
Active Bond Trust Series 0	Global Allocation Trust Series 1
Active Bond Trust Series 1	Global Bond Trust Series 0
All Cap Core Trust Series 0	Global Bond Trust Series 1
All Cap Core Trust Series 1	Global Real Estate Trust Series 1
All Cap Growth Trust Series 0	Global Trust Series 0
All Cap Growth Trust Series 1	Global Trust Series 1
All Cap Value Trust Series 0	Health Sciences Trust Series 0
All Cap Value Trust Series 1	Health Sciences Trust Series 1
American Asset Allocation Trust Series 1	High Yield Trust Series 0
American Blue Chip Income and Growth Trust Series 1	High Yield Trust Series 1
American Bond Trust Series 1	Income & Value Trust Series 0
American Growth Trust Series 1	Income & Value Trust Series 1
American Growth-Income Trust Series 1	International Core Trust Series 0
American International Trust Series 1	International Core Trust Series 1
Blue Chip Growth Trust Series 0	International Equity Index Trust A Series 1
Blue Chip Growth Trust Series 1	International Equity Index Trust B Series 0
Capital Appreciation Trust Series 0	International Opportunities Trust Series 0
Capital Appreciation Trust Series 1	International Opportunities Trust Series 1
Capital Appreciation Value Trust Series 1	International Small Cap Trust Series 0
Classic Value Trust Series 0	International Small Cap Trust Series 1
Classic Value Trust Series 1	International Value Trust Series 0
Core Bond Trust Series 0	International Value Trust Series 1
Core Bond Trust Series 1	Investment Quality Bond Trust Series 0
Core Equity Trust Series 0	Investment Quality Bond Trust Series 1
Core Equity Trust Series 1	Large Cap Trust Series 0
Disciplined Diversification Trust Series 1	Large Cap Trust Series 1
Emerging Markets Value Trust Series 0	Large Cap Value Trust Series 0
Emerging Markets Value Trust Series 1	Large Cap Value Trust Series 1
Emerging Small Company Trust Series 0	Lifestyle Aggressive Trust Series 0
Emerging Small Company Trust Series 1	Lifestyle Aggressive Trust Series 1
Equity-Income Trust Series 0	Lifestyle Balanced Trust Series 0
Equity-Income Trust Series 1	Lifestyle Balanced Trust Series 1
Financial Services Trust Series 0	Lifestyle Conservative Trust Series 0
Financial Services Trust Series 1	Lifestyle Conservative Trust Series 1
Franklin Templeton Founding Allocation Trust Series 0	Lifestyle Growth Trust Series 0
Fundamental Value Trust Series 0	Lifestyle Growth Trust Series 1

Report of Independent Registered Public Accounting Firm

Lifestyle Moderate Trust Series 0	Small Cap Index Trust Series 0
Lifestyle Moderate Trust Series 1	Small Cap Index Trust Series 1
Mid Cap Index Trust Series 0	Small Cap Opportunities Trust Series 0
Mid Cap Index Trust Series 1	Small Cap Opportunities Trust Series 1
Mid Cap Intersection Trust Series 0	Small Cap Value Trust Series 0
Mid Cap Intersection Trust Series 1	Small Cap Value Trust Series 1
Mid Cap Stock Trust Series 0	Small Company Trust Series 1
Mid Cap Stock Trust Series 1	Small Company Value Trust Series 0
Mid Cap Value Trust Series 0	Small Company Value Trust Series 1
Mid Cap Value Trust Series 1	Strategic Bond Trust Series 0
Mid Value Trust Series 0	Strategic Bond Trust Series 1
Money Market Trust B Series 0	Strategic Income Trust Series 0
Money Market Trust Series 1	Strategic Income Trust Series 1
Natural Resources Trust Series 0	Total Bond Market Trust B Series 0
Natural Resources Trust Series 1	Total Return Trust Series 0
Optimized All Cap Trust Series 0	Total Return Trust Series 1
Optimized All Cap Trust Series 1	Total Stock Market Index Trust Series 0
Optimized Value Trust Series 0	Total Stock Market Index Trust Series 1
Optimized Value Trust Series 1	U.S. Government Securities Trust Series 0
Overseas Equity Trust Series 0	U.S. Government Securities Trust Series 1
Pacific Rim Trust Series 0	U.S. High Yield Bond Trust Series 0
Pacific Rim Trust Series 1	U.S. High Yield Bond Trust Series 1
Real Estate Securities Trust Series 0	U.S. Large Cap Trust Series 0
Real Estate Securities Trust Series 1	U.S. Large Cap Trust Series 1
Real Return Bond Trust Series 0	Utilities Trust Series 0
Real Return Bond Trust Series 1	Utilities Trust Series 1
Science & Technology Trust Series 0	Value Trust Series 0
Science & Technology Trust Series 1	Value Trust Series 1
Short-Term Bond Trust Series 0	All Asset Portfolio Series 0
Small Cap Growth Trust Series 0	All Asset Portfolio Series 1
Small Cap Growth Trust Series 1

“Closed” sub-accounts

Dynamic Growth Trust Series 0	Quantitative Mid Cap Trust Series 1
Dynamic Growth Trust Series 1	Small Cap Trust Series 0
Emerging Growth Trust Series 0	Small Cap Trust Series 1
Emerging Growth Trust Series 1	U.S. Core Trust Series 0
Growth & Income Trust Series 0	U.S. Core Trust Series 1
Managed Trust Series 0	U.S. Global Leaders Growth Trust Series 0
Quantitative Mid Cap Trust Series 0	U.S. Global Leaders Growth Trust Series 1

Report of Independent Registered Public Accounting Firm

We have audited the accompanying statements of assets and contract owners’ equity of John Hancock Life Insurance Company (U.S.A.) Separate Account N (the “Account”), comprised of the active sub-accounts as of December 31, 2008, and the related statements of operations and changes in contract owners’ equity of the active and closed sub-accounts for each of the two years in the period then ended (or years since inception), and the financial highlights for each of the five years in the period then ended (or years since inception). These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian or fund manager of the underlying portfolios. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the active sub-accounts constituting John Hancock Life Insurance Company (U.S.A.) Separate Account N at December 31, 2008, and the results of its operations and changes in contract owners’ equity of the active and closed sub-accounts for each of the two years in the period then ended (or years since inception), and the financial highlights for each of the five years in the period then ended (or years since inception), in conformity with U.S. generally accepted accounting principles.

/s/ ERNST & YOUNG LLP
Toronto, Canada	Chartered Accountants
April 14, 2009	Licensed Public Accountants

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Assets and Contract Owners’ Equity

December 31, 2008

Assets
Investments at fair value:
Sub-accounts invested in John Hancock Trust portfolios:
500 Index Trust B Series 0 - 1,438,228 shares (cost $23,008,953)	$16,165,681
500 Index Trust Series 1 - 1,592,617 shares (cost $17,705,037)	12,533,893
Active Bond Trust Series 0 - 52,581 shares (cost $476,055)	415,916
Active Bond Trust Series 1 - 103,791 shares (cost $947,637)	820,988
All Cap Core Trust Series 0 - 1,307 shares (cost $14,880)	15,283
All Cap Core Trust Series 1 - 429,383 shares (cost $7,475,481)	5,019,487
All Cap Growth Trust Series 0 - 4,025 shares (cost $61,582)	46,490
All Cap Growth Trust Series 1 - 203,492 shares (cost $3,125,910)	2,348,296
All Cap Value Trust Series 0 - 38,130 shares (cost $229,283)	213,526
All Cap Value Trust Series 1 - 849,088 shares (cost $7,822,804)	4,771,874
American Asset Allocation Trust Series 1 - 25,571 shares (cost $234,817)	215,822
American Blue Chip Income and Growth Trust Series 1 - 299,766 shares (cost $4,088,314)	2,652,929
American Bond Trust Series 1 - 162,281 shares (cost $1,950,395)	1,736,403
American Growth Trust Series 1 - 1,592,001 shares (cost $29,894,480)	18,483,137
American Growth-Income Trust Series 1 - 132,970 shares (cost $2,205,307)	1,533,150
American International Trust Series 1 - 1,572,779 shares (cost $37,027,667)	22,506,461
Blue Chip Growth Trust Series 0 - 166,432 shares (cost $2,759,305)	2,030,472
Blue Chip Growth Trust Series 1 - 871,674 shares (cost $15,337,586)	10,660,570
Capital Appreciation Trust Series 0 - 19,164 shares (cost $147,097)	120,161
Capital Appreciation Trust Series 1 - 730,914 shares (cost $6,213,545)	4,582,828
Capital Appreciation Value Trust Series 1 - 327 shares (cost $2,845)	2,947
Classic Value Trust Series 0 - 3,012 shares (cost $31,100)	19,249
Classic Value Trust Series 1 - 13,966 shares (cost $191,975)	89,243
Core Bond Trust Series 0 - 249 shares (cost $3,093)	3,058
Core Bond Trust Series 1 - 1,823 shares (cost $22,542)	22,482
Core Equity Trust Series 0 - 8,783 shares (cost $80,874)	41,456
Core Equity Trust Series 1 - 29,949 shares (cost $316,642)	141,361
Disciplined Diversification Trust Series 1	—
Dynamic Growth Trust Series 0	—
Dynamic Growth Trust Series 1	—
Emerging Growth Trust Series 0	—
Emerging Growth Trust Series 1	—
Emerging Markets Value Trust Series 0 - 15,119 shares (cost $109,179)	101,749
Emerging Markets Value Trust Series 1 - 41,108 shares (cost $475,590)	277,069
Emerging Small Company Trust Series 0 - 12,006 shares (cost $280,876)	167,240
Emerging Small Company Trust Series 1 - 1,123,544 shares (cost $30,798,071)	15,606,022
Equity-Income Trust Series 0 - 825,982 shares (cost $12,645,611)	8,202,004
Equity-Income Trust Series 1 - 1,664,472 shares (cost $26,476,459)	16,578,137
Financial Services Trust Series 0 - 18,565 shares (cost $221,723)	139,607
Financial Services Trust Series 1 - 199,903 shares (cost $1,835,446)	1,505,269
Franklin Templeton Founding Allocation Trust Series 0 - 21,284 shares (cost $156,413)	156,653

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Assets and Contract Owners’ Equity

December 31, 2008

Assets
Investments at fair value:
Sub-accounts invested in John Hancock Trust portfolios:
Fundamental Value Trust Series 0 - 68,983 shares (cost $780,462)	$673,278
Fundamental Value Trust Series 1 - 652,163 shares (cost $7,812,037)	6,384,680
Global Allocation Trust Series 0 - 9,312 shares (cost $94,206)	63,324
Global Allocation Trust Series 1 - 43,149 shares (cost $432,573)	294,279
Global Bond Trust Series 0 - 416,249 shares (cost $6,341,743)	5,998,144
Global Bond Trust Series 1 - 301,562 shares (cost $4,725,226)	4,354,555
Global Real Estate Trust Series 1 - 402 shares (cost $3,865)	2,480
Global Trust Series 0 - 26,016 shares (cost $416,551)	273,952
Global Trust Series 1 - 198,920 shares (cost $3,146,088)	2,096,612
Growth & Income Trust Series 0	—
Health Sciences Trust Series 0 - 47,798 shares (cost $622,702)	495,670
Health Sciences Trust Series 1 - 376,549 shares (cost $4,781,529)	3,897,285
High Yield Trust Series 0 - 121,022 shares (cost $1,023,280)	709,188
High Yield Trust Series 1 - 634,984 shares (cost $5,694,422)	3,740,054
Income & Value Trust Series 0 - 16,525 shares (cost $180,214)	118,153
Income & Value Trust Series 1 - 1,511,525 shares (cost $15,301,304)	10,807,404
International Core Trust Series 0 - 25,284 shares (cost $295,405)	204,797
International Core Trust Series 1 - 610,640 shares (cost $7,622,641)	4,958,400
International Equity Index Trust A Series 1 - 300,304 shares (cost $5,871,361)	3,585,626
International Equity Index Trust B Series 0 - 278,182 shares (cost $4,935,941)	3,104,506
International Opportunities Trust Series 0 - 254,549 shares (cost $3,786,070)	2,097,481
International Opportunities Trust Series 1 - 217,894 shares (cost $2,953,238)	1,795,448
International Small Cap Trust Series 0 - 36,848 shares (cost $576,113)	305,840
International Small Cap Trust Series 1 - 427,201 shares (cost $6,954,240)	3,562,859
International Value Trust Series 0 - 68,747 shares (cost $945,801)	619,413
International Value Trust Series 1 - 1,256,796 shares (cost $18,824,322)	11,386,567
Investment Quality Bond Trust Series 0 - 24,512 shares (cost $272,346)	253,456
Investment Quality Bond Trust Series 1 - 603,424 shares (cost $6,948,886)	6,251,474
Large Cap Trust Series 0 - 8,248 shares (cost $99,931)	70,272
Large Cap Trust Series 1 - 353,197 shares (cost $5,059,755)	3,019,835
Large Cap Value Trust Series 0 - 34,026 shares (cost $556,048)	478,069
Large Cap Value Trust Series 1 - 378,266 shares (cost $7,528,441)	5,314,642
Lifestyle Aggressive Trust Series 0 - 323,015 shares (cost $2,786,552)	1,753,973
Lifestyle Aggressive Trust Series 1 - 912,475 shares (cost $8,837,943)	4,954,739
Lifestyle Balanced Trust Series 0 - 363,830 shares (cost $4,121,697)	3,128,937
Lifestyle Balanced Trust Series 1 - 1,016,358 shares (cost $12,900,322)	8,730,517
Lifestyle Conservative Trust Series 0 - 33,465 shares (cost $365,208)	344,025
Lifestyle Conservative Trust Series 1 - 347,721 shares (cost $4,264,908)	3,567,617
Lifestyle Growth Trust Series 0 - 537,485 shares (cost $6,256,497)	4,299,878
Lifestyle Growth Trust Series 1 - 1,176,517 shares (cost $15,119,966)	9,400,374
Lifestyle Moderate Trust Series 0 - 131,619 shares (cost $1,546,558)	1,205,627

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Assets and Contract Owners’ Equity

December 31, 2008

Assets
Investments at fair value:
Sub-accounts invested in John Hancock Trust portfolios:
Lifestyle Moderate Trust Series 1 - 186,754 shares (cost $2,289,507)	$1,708,801
Managed Trust Series 0	—
Mid Cap Index Trust Series 0 - 94,355 shares (cost $1,566,930)	1,006,767
Mid Cap Index Trust Series 1 - 1,128,133 shares (cost $19,906,648)	12,037,182
Mid Cap Intersection Trust Series 0 - 4,260 shares (cost $43,516)	28,673
Mid Cap Intersection Trust Series 1	—
Mid Cap Stock Trust Series 0 - 191,699 shares (cost $2,541,048)	1,681,202
Mid Cap Stock Trust Series 1 - 1,032,582 shares (cost $14,343,152)	9,024,765
Mid Cap Value Trust Series 0 - 173,366 shares (cost $1,201,787)	1,263,839
Mid Cap Value Trust Series 1 - 864,274 shares (cost $9,678,025)	6,317,840
Mid Value Trust Series 0 - 178,763 shares (cost $1,148,787)	1,201,290
Money Market Trust B Series 0 - 70,653,639 shares (cost $70,653,639)	70,653,639
Money Market Trust Series 1 - 10,131,444 shares (cost $101,314,436)	101,314,436
Natural Resources Trust Series 0 - 51,795 shares (cost $1,152,162)	690,422
Natural Resources Trust Series 1 - 480,302 shares (cost $11,015,481)	6,450,461
Optimized All Cap Trust Series 0 - 81,373 shares (cost $1,119,985)	703,064
Optimized All Cap Trust Series 1 - 6,505 shares (cost $86,284)	56,007
Optimized Value Trust Series 0 - 3,528 shares (cost $39,484)	25,545
Optimized Value Trust Series 1 - 74 shares (cost $939)	538
Overseas Equity Trust Series 0 - 247,109 shares (cost $3,058,785)	1,831,075
Pacific Rim Trust Series 0 - 77,565 shares (cost $676,757)	467,715
Pacific Rim Trust Series 1 - 760,424 shares (cost $7,287,437)	4,554,939
Quantitative Mid Cap Trust Series 0	—
Quantitative Mid Cap Trust Series 1	—
Real Estate Securities Trust Series 0 - 494,566 shares (cost $3,760,115)	3,491,635
Real Estate Securities Trust Series 1 - 1,798,593 shares (cost $27,438,466)	12,770,010
Real Return Bond Trust Series 0 - 77,949 shares (cost $1,010,010)	900,310
Real Return Bond Trust Series 1 - 449,123 shares (cost $5,858,886)	5,236,778
Science & Technology Trust Series 0 - 58,762 shares (cost $569,808)	485,962
Science & Technology Trust Series 1 - 618,425 shares (cost $7,595,106)	5,102,005
Short-Term Bond Trust Series 0 - 10,431 shares (cost $79,673)	72,706
Small Cap Growth Trust Series 0 - 371,096 shares (cost $3,099,103)	2,293,376
Small Cap Growth Trust Series 1 - 11,125 shares (cost $68,150)	68,532
Small Cap Index Trust Series 0 - 46,478 shares (cost $575,489)	425,740
Small Cap Index Trust Series 1 - 324,880 shares (cost $4,518,024)	2,975,902
Small Cap Opportunities Trust Series 0 - 2,332 shares (cost $37,323)	26,117
Small Cap Opportunities Trust Series 1 - 68,778 shares (cost $1,447,765)	775,813
Small Cap Trust Series 0	—
Small Cap Trust Series 1	—
Small Cap Value Trust Series 0 - 226,614 shares (cost $3,223,930)	2,658,179
Small Cap Value Trust Series 1 - 49,530 shares (cost $676,705)	582,478

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Assets and Contract Owners’ Equity

December 31, 2008

Assets
Investments at fair value:
Sub-accounts invested in John Hancock Trust portfolios:
Small Company Trust Series 1 - 191,760 shares (cost $2,077,750)	$1,225,349
Small Company Value Trust Series 0 - 68,822 shares (cost $1,200,286)	890,555
Small Company Value Trust Series 1 - 732,193 shares (cost $13,551,739)	9,496,541
Strategic Bond Trust Series 0 - 10,679 shares (cost $113,144)	89,594
Strategic Bond Trust Series 1 - 199,539 shares (cost $2,171,809)	1,680,117
Strategic Income Trust Series 0 - 1,403 shares (cost $18,055)	15,689
Strategic Income Trust Series 1 - 102,832 shares (cost $1,236,685)	1,151,717
Total Bond Market Trust B Series 0 - 510,792 shares (cost $5,074,695)	5,041,514
Total Return Trust Series 0 - 212,733 shares (cost $2,959,357)	2,857,007
Total Return Trust Series 1 - 3,232,360 shares (cost $44,663,753)	43,539,894
Total Stock Market Index Trust Series 0 - 25,086 shares (cost $273,561)	199,933
Total Stock Market Index Trust Series 1 - 206,961 shares (cost $2,483,491)	1,649,478
U.S. Core Trust Series 0	—
U.S. Core Trust Series 1	—
U.S. Global Leaders Growth Trust Series 0	—
U.S. Global Leaders Growth Trust Series 1	—
U.S. Government Securities Trust Series 0 - 15,957 shares (cost $198,421)	193,403
U.S. Government Securities Trust Series 1 - 618,365 shares (cost $7,865,630)	7,525,507
U.S. High Yield Bond Trust Series 0 - 18,682 shares (cost $193,771)	171,876
U.S. High Yield Bond Trust Series 1 - 1,881 shares (cost $23,596)	17,289
U.S. Large Cap Trust Series 0 - 5,099 shares (cost $70,104)	48,088
U.S. Large Cap Trust Series 1 - 958,502 shares (cost $12,838,700)	9,057,849
Utilities Trust Series 0 - 80,664 shares (cost $1,044,484)	658,222
Utilities Trust Series 1 - 440,560 shares (cost $5,635,099)	3,594,971
Value Trust Series 0 - 31,764 shares (cost $468,824)	312,241
Value Trust Series 1 - 567,861 shares (cost $9,643,170)	5,587,755
Sub-account invested in Outside Trust portfolios:
All Asset Portfolio Series 0 - 6,271 shares (cost $71,766)	$57,882
All Asset Portfolio Series 1 - 66,530 shares (cost $764,643)	614,073

Total assets	$628,790,630

Contract Owners’ Equity

Variable universal life insurance contracts	$628,790,630

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

	Sub-Account
	500 Index Trust B Series 0		500 Index Trust Series 1
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07

Income:
Dividend income distribution	$457,185	$612,671	$128,911	$687,947

Total Investment Income	457,185	612,671	128,911	687,947
Expenses:
Mortality and expense risk	43,823	59,199	47,263	76,928

Net investment income (loss)	413,362	553,472	81,648	611,019

Realized gains (losses) on investments:
Capital gain distributions	118,781	—	—	—
Net realized gains (losses)	(1,162,706)	1,528,898	(2,102,701)	1,132,219

Realized gains (losses)	(1,043,925)	1,528,898	(2,102,701)	1,132,219
Unrealized appreciation (depreciation) during the period	(8,137,464)	(1,004,526)	(5,726,377)	(700,088)

Net increase (decrease) in assets from operations	(8,768,027)	1,077,844	(7,747,430)	1,043,150

Changes from principal transactions:
Transfer of net premiums	1,920,254	2,541,278	635,202	802,682
Transfer on terminations	(1,777,015)	(1,584,258)	(2,128,198)	(3,328,533)
Transfer on policy loans	31,546	(53,634)	(509)	(391,716)
Net interfund transfers	4,016,864	996,051	(4,499,505)	16,714,382

Net increase (decrease) in assets from principal transactions	4,191,649	1,899,437	(5,993,010)	13,796,815

Total increase (decrease) in assets	(4,576,378)	2,977,281	(13,740,440)	14,839,965
Assets, beginning of period	20,742,059	17,764,778	26,274,333	11,434,368

Assets, end of period	$16,165,681	$20,742,059	$12,533,893	$26,274,333

(g)	Fund available in prior year but no activity.

See accompanying notes.

Sub-Account
Active Bond Trust Series 0		Active Bond Trust Series 1		All Asset Portfolio Series 0
Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08 (g)

$29,424	$25,828	$55,886	$226,884	$3,073

29,424	25,828	55,886	226,884	3,073

—	—	6,132	11,517	—

29,424	25,828	49,754	215,367	3,073

—	—	—	—	193
(60,103)	(2,590)	(178,106)	50,926	(400)

(60,103)	(2,590)	(178,106)	50,926	(207)
(45,699)	(14,221)	(38,964)	(197,796)	(13,884)

(76,378)	9,017	(167,316)	68,497	(11,018)

115,887	141,168	16,247	149,449	32,760
(73,256)	(13,561)	(336,374)	(473,630)	(4,070)
(2)	—	(91)	1,101	—
(15,731)	220,711	(621,306)	(2,280,193)	40,210

26,898	348,318	(941,524)	(2,603,273)	68,900

(49,480)	357,335	(1,108,840)	(2,534,776)	57,882
465,396	108,061	1,929,828	4,464,604	—

$415,916	$465,396	$820,988	$1,929,828	$57,882

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	All Asset Portfolio Series 1		All Cap Core Trust Series 0
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Income:
Dividend income distribution	$46,385	$61,232	$379	$453

Total Investment Income	46,385	61,232	379	453
Expenses:
Mortality and expense risk	4,554	4,706	—	—

Net investment income (loss)	41,831	56,526	379	453

Realized gains (losses) on investments:
Capital gain distributions	2,145	—	—	—
Net realized gains (losses)	(35,666)	(2,105)	(145,418)	190

Realized gains (losses)	(33,521)	(2,105)	(145,418)	190
Unrealized appreciation (depreciation) during the period	(149,775)	4,161	576	(193)

Net increase (decrease) in assets from operations	(141,465)	58,582	(144,463)	450

Changes from principal transactions:
Transfer of net premiums	50,836	96,122	140,480	1,010
Transfer on terminations	(93,962)	(119,987)	(9,188)	(5,152)
Transfer on policy loans	(36,716)	—	—	—
Net interfund transfers	(31,918)	39,146	(826)	32,677

Net increase (decrease) in assets from principal transactions	(111,760)	15,281	130,466	28,535

Total increase (decrease) in assets	(253,225)	73,863	(13,997)	28,985
Assets, beginning of period	867,298	793,435	29,280	295

Assets, end of period	$614,073	$867,298	$15,283	$29,280

See accompanying notes.

Sub-Account
All Cap Core Trust Series 1		All Cap Growth Trust Series 0		All Cap Growth Trust Series 1
Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07

$123,987	$158,567	$240	$100	$10,612	$1,913

123,987	158,567	240	100	10,612	1,913

34,112	45,352	—	—	14,580	19,444

89,875	113,215	240	100	(3,968)	(17,531)

—	—	—	—	—	—
(979,727)	424,416	(5,312)	16,996	(143,013)	258,604

(979,727)	424,416	(5,312)	16,996	(143,013)	258,604
(2,887,267)	(381,980)	(14,620)	(530)	(1,585,110)	201,083

(3,777,119)	155,651	(19,692)	16,566	(1,732,091)	442,156

254,938	289,707	5,919	159,857	307,784	230,443
(795,201)	(363,196)	(1,364)	(5,297)	(290,608)	(449,457)
35,384	(18,476)	—	—	30,026	(9,799)
(1,985,621)	6,657,434	38,498	(148,844)	(58,218)	(297,579)

(2,490,500)	6,565,469	43,053	5,716	(11,016)	(526,392)

(6,267,619)	6,721,120	23,361	22,282	(1,743,107)	(84,236)
11,287,106	4,565,986	23,129	847	4,091,403	4,175,639

$5,019,487	$11,287,106	$46,490	$23,129	$2,348,296	$4,091,403

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	All Cap Value Trust Series 0		All Cap Value Trust Series 1
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Income:
Dividend income distribution	$1,781	$727	$50,115	$134,846

Total Investment Income	1,781	727	50,115	134,846
Expenses:
Mortality and expense risk	—	—	26,252	27,087

Net investment income (loss)	1,781	727	23,863	107,759

Realized gains (losses) on investments:
Capital gain distributions	1,093	17,926	153,459	3,486,020
Net realized gains (losses)	(27,421)	(532)	(2,371,693)	17,862

Realized gains (losses)	(26,328)	17,394	(2,218,234)	3,503,882
Unrealized appreciation (depreciation) during the period	334	(16,105)	74,815	(3,114,574)

Net increase (decrease) in assets from operations	(24,213)	2,016	(2,119,556)	497,067

Changes from principal transactions:
Transfer of net premiums	38,320	31,433	48,246	147,292
Transfer on terminations	(7,600)	(1,203)	(158,830)	(226,059)
Transfer on policy loans	—	—	(4,555)	—
Net interfund transfers	163,019	11,466	(1,550,963)	6,140,550

Net increase (decrease) in assets from principal transactions	193,739	41,696	(1,666,102)	6,061,783

Total increase (decrease) in assets	169,526	43,712	(3,785,658)	6,558,850
Assets, beginning of period	44,000	288	8,557,532	1,998,682

Assets, end of period	$213,526	$44,000	$4,771,874	$8,557,532

(f)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

See accompanying notes.

Sub-Account
American Asset Allocation Trust Series 1	American Blue Chip Income and Growth Trust Series 1		American Bond Trust Series 1
Year Ended Dec. 31/08 (f)	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07

$6,546	$147,528	$98,701	$153,895	$105,828

6,546	147,528	98,701	153,895	105,828

167	12,167	15,780	7,476	8,980

6,379	135,361	82,921	146,419	96,848

—	39,973	750,767	37	907
(897)	(806,387)	210,915	(129,287)	5,829

(897)	(766,414)	961,682	(129,250)	6,736
(18,995)	(869,603)	(926,518)	(167,503)	(50,630)

(13,513)	(1,500,656)	118,085	(150,334)	52,954

9,996	357,139	573,618	210,679	222,473
(14,901)	(223,639)	(296,092)	(94,990)	(58,267)
(144)	(80,187)	(1,043)	—	—
234,384	559,651	(2,014,428)	(2,074,303)	3,221,361

229,335	612,964	(1,737,945)	(1,958,614)	3,385,567

215,822	(887,692)	(1,619,860)	(2,108,948)	3,438,521
—	3,540,621	5,160,481	3,845,351	406,830

$215,822	$2,652,929	$3,540,621	$1,736,403	$3,845,351

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	American Growth Trust Series 1		American Growth-Income Trust Series 1
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Income:
Dividend income distribution	$496,005	$256,748	$46,065	$82,530

Total Investment Income	496,005	256,748	46,065	82,530
Expenses:
Mortality and expense risk	86,128	89,376	14,394	12,362

Net investment income (loss)	409,877	167,372	31,671	70,168

Realized gains (losses) on investments:
Capital gain distributions	266,326	2,245,134	77,414	184,516
Net realized gains (losses)	(3,123,395)	4,502,816	(1,624,774)	317,225

Realized gains (losses)	(2,857,069)	6,747,950	(1,547,360)	501,741
Unrealized appreciation (depreciation) during the period	(11,368,782)	(4,654,694)	(583,320)	(528,880)

Net increase (decrease) in assets from operations	(13,815,974)	2,260,628	(2,099,009)	43,029

Changes from principal transactions:
Transfer of net premiums	2,712,535	1,639,928	574,751	709,642
Transfer on terminations	(2,845,634)	(2,204,015)	(1,058,090)	(301,793)
Transfer on policy loans	(89,358)	(10,202)	(67,026)	(984)
Net interfund transfers	9,243,795	(14,998,928)	(149,487)	872,617

Net increase (decrease) in assets from principal transactions	9,021,338	(15,573,217)	(699,852)	1,279,482

Total increase (decrease) in assets	(4,794,636)	(13,312,589)	(2,798,861)	1,322,511
Assets, beginning of period	23,277,773	36,590,362	4,332,011	3,009,500

Assets, end of period	$18,483,137	$23,277,773	$1,533,150	$4,332,011

See accompanying notes.

Sub-Account
American International Trust Series 1		Blue Chip Growth Trust Series 0		Blue Chip Growth Trust Series 1
Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07

$1,303,398	$994,832	$9,215	$14,812	$50,667	$179,592

1,303,398	994,832	9,215	14,812	50,667	179,592

108,659	139,156	—	—	74,489	109,943

1,194,739	855,676	9,215	14,812	(23,822)	69,649

732,433	3,603,268	33,216	—	279,607	—
(1,851,283)	1,872,953	(208,963)	116,889	(544,621)	1,920,443

(1,118,850)	5,476,221	(175,747)	116,889	(265,014)	1,920,443
(19,580,193)	826,619	(848,688)	55,154	(8,644,218)	892,459

(19,504,304)	7,158,516	(1,015,220)	186,855	(8,933,054)	2,882,551

2,166,820	2,121,774	255,329	958,141	809,262	1,050,985
(2,692,364)	(1,439,599)	(64,810)	(76,565)	(6,868,763)	(3,369,370)
(79,432)	(1,427)	(2)	—	(15,990)	(141,423)
(3,846,066)	8,004,452	646,042	432,532	642,645	577,572

(4,451,042)	8,685,200	836,559	1,314,108	(5,432,846)	(1,882,236)

(23,955,346)	15,843,716	(178,661)	1,500,963	(14,365,900)	1,000,315
46,461,807	30,618,091	2,209,133	708,170	25,026,470	24,026,155

$22,506,461	$46,461,807	$2,030,472	$2,209,133	$10,660,570	$25,026,470

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Capital Appreciation Trust Series 0		Capital Appreciation Trust Series 1
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Income:
Dividend income distribution	$1,081	$944	$29,265	$22,847

Total Investment Income	1,081	944	29,265	22,847
Expenses:
Mortality and expense risk	—	—	30,942	37,431

Net investment income (loss)	1,081	944	(1,677)	(14,584)

Realized gains (losses) on investments:
Capital gain distributions	—	762	—	32,105
Net realized gains (losses)	(215,802)	13,735	(417,557)	98,907

Realized gains (losses)	(215,802)	14,497	(417,557)	131,012
Unrealized appreciation (depreciation) during the period	(35,883)	8,726	(2,445,165)	677,020

Net increase (decrease) in assets from operations	(250,604)	24,167	(2,864,399)	793,448

Changes from principal transactions:
Transfer of net premiums	213,970	181,193	348,771	695,381
Transfer on terminations	(29,128)	(11,341)	(826,744)	(1,193,581)
Transfer on policy loans	—	—	15,356	(42,996)
Net interfund transfers	(32,349)	(76,853)	(57,997)	(234,158)

Net increase (decrease) in assets from principal transactions	152,493	92,999	(520,614)	(775,354)

Total increase (decrease) in assets	(98,111)	117,166	(3,385,013)	18,094
Assets, beginning of period	218,272	101,106	7,967,841	7,949,747

Assets, end of period	$120,161	$218,272	$4,582,828	$7,967,841

(f)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

See accompanying notes.

Sub-Account
Capital Appreciation Value Trust Series 1	Classic Value Trust Series 0		Classic Value Trust Series 1
Year Ended Dec. 31/08 (f)	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07

$23	$487	$430	$2,485	$13,926

23	487	430	2,485	13,926

3	—	—	989	5,343

20	487	430	1,496	8,583

—	259	2,182	2,558	97,324
(4)	(6,120)	(701)	(196,953)	12,959

(4)	(5,861)	1,481	(194,395)	110,283
102	(7,093)	(4,798)	74,329	(227,834)

118	(12,467)	(2,887)	(118,570)	(108,968)

73	11,310	16,177	11,266	137,096
(124)	(2,249)	(369)	(8,321)	(19,630)
—	—	—	—	—
2,880	166	8,885	(542,279)	(359,547)

2,829	9,227	24,693	(539,334)	(242,081)

2,947	(3,240)	21,806	(657,904)	(351,049)
—	22,489	683	747,147	1,098,196

$2,947	$19,249	$22,489	$89,243	$747,147

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Core Bond Trust Series 0	Core Bond Trust Series 1
	Year Ended Dec. 31/08 (g)	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Income:
Dividend income distribution	$132	$535	$57

Total Investment Income	132	535	57
Expenses:
Mortality and expense risk	—	22	4

Net investment income (loss)	132	513	53

Realized gains (losses) on investments:
Capital gain distributions	—	—	—
Net realized gains (losses)	(84)	(1)	(2)

Realized gains (losses)	(84)	(1)	(2)
Unrealized appreciation (depreciation) during the period	(34)	(62)	(6)

Net increase (decrease) in assets from operations	14	450	45

Changes from principal transactions:
Transfer of net premiums	—	389	655
Transfer on terminations	(22)	(66)	(30)
Transfer on policy loans	—	—	—
Net interfund transfers	3,066	20,509	175

Net increase (decrease) in assets from principal transactions	3,044	20,832	800

Total increase (decrease) in assets	3,058	21,282	845
Assets, beginning of period	—	1,200	355

Assets, end of period	$3,058	$22,482	$1,200

(g)	Fund available in prior year but no activity.
(f)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

See accompanying notes.

Sub-Account
Core Equity Trust Series 0		Core Equity Trust Series 1		Disciplined Diversification Trust Series 1
Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08 (f)

$7,796	$12	$28,127	—	—

7,796	12	28,127	—	—

—	—	1,540	5,679	—

7,796	12	26,587	(5,679)	—

971	1,464	7,379	49,354	—
(3,461)	358	(103,325)	(56,390)	(570)

(2,490)	1,822	(95,946)	(7,036)	(570)
(35,127)	(5,001)	(121,893)	(92,260)	—

(29,821)	(3,167)	(191,252)	(104,975)	(570)

35,775	29,132	39,056	98,955	570
(4,313)	(1,544)	(73,525)	(44,188)	—
—	—	—	—	—
2,941	5,987	(214,904)	(50,913)	—

34,403	33,575	(249,373)	3,854	570

4,582	30,408	(440,625)	(101,121)	—
36,874	6,466	581,986	683,107	—

$41,456	$36,874	$141,361	$581,986	—

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Dynamic Growth Trust Series 0		Dynamic Growth Trust Series 1
	Year Ended Dec. 31/08 (ah)	Year Ended Dec. 31/07	Year Ended Dec. 31/08 (ah)	Year Ended Dec. 31/07
Income:
Dividend income distribution	—	—	—	—

Total Investment Income	—	—	—	—
Expenses:
Mortality and expense risk	—	—	2,917	14,484

Net investment income (loss)	—	—	(2,917)	(14,484)

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	(11,410)	7,157	(87,607)	228,586

Realized gains (losses)	(11,410)	7,157	(87,607)	228,586
Unrealized appreciation (depreciation) during the period	(1,632)	150	(200,945)	(16,855)

Net increase (decrease) in assets from operations	(13,042)	7,307	(291,469)	197,247

Changes from principal transactions:
Transfer of net premiums	5,992	94,638	79,850	313,078
Transfer on terminations	(2,654)	(6,080)	(285,510)	(251,687)
Transfer on policy loans	—	—	22	4,242
Net interfund transfers	(127,395)	14,489	(1,878,178)	(1,492,819)

Net increase (decrease) in assets from principal transactions	(124,057)	103,047	(2,083,816)	(1,427,186)

Total increase (decrease) in assets	(137,099)	110,354	(2,375,285)	(1,229,939)
Assets, beginning of period	137,099	26,745	2,375,285	3,605,224

Assets, end of period	—	$137,099	—	$2,375,285

(ah)	Terminated as an investment option and funds transferred to Mid Cap Stock Trust on April 28, 2008.
(ab)	Terminated as an investment option and funds transferred to Small Cap Growth Trust on November 10, 2008.
(g)	Fund available in prior year but no activity.

See accompanying notes.

Sub-Account
Emerging Growth Trust Series 0		Emerging Growth Trust Series 1		Emerging Markets Value Trust Series 0
Year Ended Dec. 31/08 (ab)	Year Ended Dec. 31/07	Year Ended Dec. 31/08 (ab)	Year Ended Dec. 31/07	Year Ended Dec. 31/08 (g)

$394	$154	$1,231	$938	$3,519

394	154	1,231	938	3,519

—	—	1,575	2,718	—

394	154	(344)	(1,780)	3,519

875	14,087	2,805	173,166	—
(125,730)	(691)	(499,712)	(129,551)	(609)

(124,855)	13,396	(496,907)	43,615	(609)
14,553	(14,597)	121,401	(33,041)	(7,430)

(109,908)	(1,047)	(375,850)	8,794	(4,520)

13,608	24,609	4,287	65,009	457
(12,947)	(4,370)	(95,107)	(55,887)	(952)
—	—	—	—	—
12,300	77,120	(355,197)	333,526	106,764

12,961	97,359	(446,017)	342,648	106,269

(96,947)	96,312	(821,867)	351,442	101,749
96,947	635	821,867	470,425	—

—	$96,947	—	$821,867	$101,749

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Emerging Markets Value Trust Series 1		Emerging Small Company Trust Series 0
	Year Ended Dec. 31/08	Year Ended Dec. 31/07 (w)	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Income:
Dividend income distribution	$9,502	$583	—	—

Total Investment Income	9,502	583	—	—
Expenses:
Mortality and expense risk	1,138	83	—	—

Net investment income (loss)	8,364	500	—	—

Realized gains (losses) on investments:
Capital gain distributions	191	1,978	164	51,673
Net realized gains (losses)	(7,510)	(2)	(90,398)	(14,551)

Realized gains (losses)	(7,319)	1,976	(90,234)	37,122
Unrealized appreciation (depreciation) during the period	(192,411)	(6,110)	(83,143)	(33,317)

Net increase (decrease) in assets from operations	(191,366)	(3,634)	(173,377)	3,805

Changes from principal transactions:
Transfer of net premiums	20,718	210	76,779	163,244
Transfer on terminations	(6,879)	(744)	(67,347)	(20,681)
Transfer on policy loans	2	—	—	—
Net interfund transfers	361,578	97,184	(27,671)	86,101

Net increase (decrease) in assets from principal transactions	375,419	96,650	(18,239)	228,664

Total increase (decrease) in assets	184,053	93,016	(191,616)	232,469
Assets, beginning of period	93,016	—	358,856	126,387

Assets, end of period	$277,069	$93,016	$167,240	$358,856

(w)	Reflects the period from commencement of operations on April 30, 2007 through December 31, 2007.

See accompanying notes.

Sub-Account
Emerging Small Company Trust Series 1		Equity-Income Trust Series 0		Equity-Income Trust Series 1
Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07

—	—	$284,177	$298,313	$564,897	$1,016,848

—	—	284,177	298,313	564,897	1,016,848

147,940	216,858	—	—	105,250	155,771

(147,940)	(216,858)	284,177	298,313	459,647	861,077

13,798	8,264,873	266,741	1,143,763	643,428	3,963,935
(5,092,219)	596,174	(1,573,014)	39,095	(3,349,760)	2,052,777

(5,078,421)	8,861,047	(1,306,273)	1,182,858	(2,706,332)	6,016,712
(8,427,006)	(5,983,529)	(3,602,306)	(1,263,386)	(8,005,491)	(5,749,846)

(13,653,367)	2,660,660	(4,624,402)	217,785	(10,252,176)	1,127,943

1,346,358	1,756,587	1,050,972	1,769,828	1,353,367	2,101,943
(5,053,747)	(5,019,723)	(388,250)	(233,978)	(5,797,178)	(4,749,908)
74,469	282,912	(4)	(979)	(807)	(67,293)
(730,772)	(6,753,775)	1,432,815	1,982,149	(2,159,696)	(2,671,380)

(4,363,692)	(9,733,999)	2,095,533	3,517,020	(6,604,314)	(5,386,638)

(18,017,059)	(7,073,339)	(2,528,869)	3,734,805	(16,856,490)	(4,258,695)
33,623,081	40,696,420	10,730,873	6,996,068	33,434,627	37,693,322

$15,606,022	$33,623,081	$8,202,004	$10,730,873	$16,578,137	$33,434,627

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Financial Services Trust Series 0		Financial Services Trust Series 1
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Income:
Dividend income distribution	$1,854	$968	$18,616	$12,671

Total Investment Income	1,854	968	18,616	12,671
Expenses:
Mortality and expense risk	—	—	4,475	7,108

Net investment income (loss)	1,854	968	14,141	5,563

Realized gains (losses) on investments:
Capital gain distributions	3,444	7,776	74,498	103,714
Net realized gains (losses)	(24,440)	4,409	(499,847)	124,791

Realized gains (losses)	(20,996)	12,185	(425,349)	228,505
Unrealized appreciation (depreciation) during the period	(71,142)	(11,097)	(238,763)	(299,592)

Net increase (decrease) in assets from operations	(90,284)	2,056	(649,971)	(65,524)

Changes from principal transactions:
Transfer of net premiums	30,320	96,931	211,962	190,500
Transfer on terminations	(4,155)	(2,235)	(280,015)	(242,540)
Transfer on policy loans	—	—	(636)	747
Net interfund transfers	154,761	(48,811)	1,579,574	(1,750,928)

Net increase (decrease) in assets from principal transactions	180,926	45,885	1,510,885	(1,802,221)

Total increase (decrease) in assets	90,642	47,941	860,914	(1,867,745)
Assets, beginning of period	48,965	1,024	644,355	2,512,100

Assets, end of period	$139,607	$48,965	$1,505,269	$644,355

(f)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

See accompanying notes.

Sub-Account
Franklin Templeton Founding Allocation Trust Series 0	Fundamental Value Trust Series 0		Fundamental Value Trust Series 1
Year Ended Dec. 31/08 (f)	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07

$5,645	$7,792	$1,921	$70,400	$65,923

5,645	7,792	1,921	70,400	65,923

—	—	—	19,703	20,838

5,645	7,792	1,921	50,697	45,085

—	1,975	4,510	40,908	160,619
(25)	(17,633)	1,148	(393,753)	242,062

(25)	(15,658)	5,658	(352,845)	402,681
240	(107,766)	(3,347)	(1,608,758)	(315,949)

5,860	(115,632)	4,232	(1,910,906)	131,817

—	50,001	12,404	320,447	243,683
(13,197)	(22,496)	(13,296)	(386,352)	(325,251)
—	—	—	(41,313)	(1,163)
163,990	647,330	9,582	4,176,335	(283,754)

150,793	674,835	8,690	4,069,117	(366,485)

156,653	559,203	12,922	2,158,211	(234,668)
—	114,075	101,153	4,226,469	4,461,137

$156,653	$673,278	$114,075	$6,384,680	$4,226,469

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Global Allocation Trust Series 0		Global Allocation Trust Series 1
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Income:
Dividend income distribution	$4,516	$2,408	$21,212	$170,015

Total Investment Income	4,516	2,408	21,212	170,015
Expenses:
Mortality and expense risk	—	—	3,700	11,465

Net investment income (loss)	4,516	2,408	17,512	158,550

Realized gains (losses) on investments:
Capital gain distributions	80	3,100	1,212	278,512
Net realized gains (losses)	(9,427)	53	(391,314)	89,077

Realized gains (losses)	(9,347)	3,153	(390,102)	367,589
Unrealized appreciation (depreciation) during the period	(25,928)	(4,979)	99,624	(389,569)

Net increase (decrease) in assets from operations	(30,759)	582	(272,966)	136,570

Changes from principal transactions:
Transfer of net premiums	62,769	6,563	35,198	102,556
Transfer on terminations	(6,566)	(2,517)	(161,385)	(159,556)
Transfer on policy loans	—	—	(29,892)	—
Net interfund transfers	(9,534)	42,398	(1,681,054)	497,937

Net increase (decrease) in assets from principal transactions	46,669	46,444	(1,837,133)	440,937

Total increase (decrease) in assets	15,910	47,026	(2,110,099)	577,507
Assets, beginning of period	47,414	388	2,404,378	1,826,871

Assets, end of period	$63,324	$47,414	$294,279	$2,404,378

(f)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

See accompanying notes.

Sub-Account
Global Bond Trust Series 0		Global Bond Trust Series 1		Global Real Estate Trust Series 1
Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08 (f)

$34,656	$337,166	$34,756	$369,675	$148

34,656	337,166	34,756	369,675	148

—	—	27,117	22,345	6

34,656	337,166	7,639	347,330	142

—	—	—	—	—
58,633	48,972	152,391	36,162	(20)

58,633	48,972	152,391	36,162	(20)
(485,599)	44,803	(556,309)	76,192	(1,385)

(392,310)	430,941	(396,279)	459,684	(1,263)

392,353	1,451,488	735,063	404,837	46
(186,420)	(86,704)	(529,424)	(580,111)	(62)
(1)	—	(6,570)	15	—
974,532	225,227	(791,618)	(29,508)	3,759

1,180,464	1,590,011	(592,549)	(204,767)	3,743

788,154	2,020,952	(988,828)	254,917	2,480
5,209,990	3,189,038	5,343,383	5,088,466	—

$5,998,144	$5,209,990	$4,354,555	$5,343,383	$2,480

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Global Trust Series 0		Global Trust Series 1
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Income:
Dividend income distribution	$7,529	$7,731	$59,845	$144,895

Total Investment Income	7,529	7,731	59,845	144,895
Expenses:
Mortality and expense risk	—	—	16,347	29,933

Net investment income (loss)	7,529	7,731	43,498	114,962

Realized gains (losses) on investments:
Capital gain distributions	—	30,550	—	352,080
Net realized gains (losses)	(79,881)	10,784	(717,387)	505,785

Realized gains (losses)	(79,881)	41,334	(717,387)	857,865
Unrealized appreciation (depreciation) during the period	(89,812)	(58,391)	(1,047,678)	(933,430)

Net increase (decrease) in assets from operations	(162,164)	(9,326)	(1,721,567)	39,397

Changes from principal transactions:
Transfer of net premiums	160,238	324,459	300,054	525,229
Transfer on terminations	(37,388)	(40,814)	(362,486)	(414,465)
Transfer on policy loans	—	—	(50,596)	(16,466)
Net interfund transfers	(241,320)	178,441	(2,326,846)	398,617

Net increase (decrease) in assets from principal transactions	(118,470)	462,086	(2,439,874)	492,915

Total increase (decrease) in assets	(280,634)	452,760	(4,161,441)	532,312
Assets, beginning of period	554,586	101,826	6,258,053	5,725,741

Assets, end of period	$273,952	$554,586	$2,096,612	$6,258,053

(ag)	Terminated as an investment option and funds transferred to Optimized All Cap Trust on April 28, 2008.

See accompanying notes.

Sub-Account
Growth & Income Trust Series 0		Health Sciences Trust Series 0		Health Sciences Trust Series 1
Year Ended Dec. 31/08 (ag)	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07

$7,718	$29,863	—	—	—	—

7,718	29,863	—	—	—	—

—	—	—	—	23,986	22,083

7,718	29,863	—	—	(23,986)	(22,083)

—	154,320	8,430	68,445	127,861	913,224
(261,903)	102,143	(80,639)	7,734	(979,520)	174,141

(261,903)	256,463	(72,209)	76,179	(851,659)	1,087,365
111,802	(245,541)	(122,805)	(4,363)	(863,853)	(281,318)

(142,383)	40,785	(195,014)	71,816	(1,739,498)	783,964

9,264	745,023	174,322	506,824	517,247	589,752
(14,638)	(57,611)	(17,777)	(7,357)	(602,575)	(1,093,263)
—	—	(1)	—	(5,039)	(162)
(1,527,793)	(392,472)	335,626	(374,834)	650,182	(649,388)

(1,533,167)	294,940	492,170	124,633	559,815	(1,153,061)

(1,675,550)	335,725	297,156	196,449	(1,179,683)	(369,097)
1,675,550	1,339,825	198,514	2,065	5,076,968	5,446,065

—	$1,675,550	$495,670	$198,514	$3,897,285	$5,076,968

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	High Yield Trust Series 0		High Yield Trust Series 1
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Income:
Dividend income distribution	$86,888	$79,658	$489,569	$1,256,446

Total Investment Income	86,888	79,658	489,569	1,256,446
Expenses:
Mortality and expense risk	—	—	30,385	48,620

Net investment income (loss)	86,888	79,658	459,184	1,207,826

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	(168,125)	(6,746)	(1,401,708)	94,917

Realized gains (losses)	(168,125)	(6,746)	(1,401,708)	94,917
Unrealized appreciation (depreciation) during the period	(240,999)	(77,644)	(1,272,764)	(1,169,726)

Net increase (decrease) in assets from operations	(322,236)	(4,732)	(2,215,288)	133,017

Changes from principal transactions:
Transfer of net premiums	159,846	336,761	344,372	871,319
Transfer on terminations	(85,661)	(24,064)	(1,066,548)	(1,655,847)
Transfer on policy loans	—	—	37,019	(27,463)
Net interfund transfers	195,350	321,630	(1,646,371)	(2,183,975)

Net increase (decrease) in assets from principal transactions	269,535	634,327	(2,331,528)	(2,995,966)

Total increase (decrease) in assets	(52,701)	629,595	(4,546,816)	(2,862,949)
Assets, beginning of period	761,889	132,294	8,286,870	11,149,819

Assets, end of period	$709,188	$761,889	$3,740,054	$8,286,870

See accompanying notes.

Sub-Account
Income & Value Trust Series 0		Income & Value Trust Series 1		International Core Trust Series 0
Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07

$4,822	$6,612	$445,537	$779,998	$14,208	$4,124

4,822	6,612	445,537	779,998	14,208	4,124

—	—	92,225	123,584	—	—

4,822	6,612	353,312	656,414	14,208	4,124

3,544	15,516	333,032	1,367,856	2,813	24,428
(28,305)	1,762	(1,110,614)	653,109	(68,208)	3,566

(24,761)	17,278	(777,582)	2,020,965	(65,395)	27,994
(36,403)	(26,545)	(4,742,168)	(2,587,856)	(69,313)	(21,780)

(56,342)	(2,655)	(5,166,438)	89,523	(120,500)	10,338

40,256	144,415	1,136,690	1,656,430	83,123	125,863
(29,103)	(9,057)	(2,844,530)	(2,620,412)	(24,158)	(5,213)
—	—	(48,525)	(17,417)	(138)	(632)
(50,719)	47,671	(674,040)	(2,194,036)	41,706	87,680

(39,566)	183,029	(2,430,405)	(3,175,435)	100,533	207,698

(95,908)	180,374	(7,596,843)	(3,085,912)	(19,967)	218,036
214,061	33,687	18,404,247	21,490,159	224,764	6,728

$118,153	$214,061	$10,807,404	$18,404,247	$204,797	$224,764

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	International Core Trust Series 1		International Equity Index Trust A Series 1
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Income:
Dividend income distribution	$371,994	$231,949	$116,762	$149,603

Total Investment Income	371,994	231,949	116,762	149,603
Expenses:
Mortality and expense risk	42,859	55,431	19,387	18,941

Net investment income (loss)	329,135	176,518	97,375	130,662

Realized gains (losses) on investments:
Capital gain distributions	116,627	1,374,346	34,426	181,589
Net realized gains (losses)	(781,739)	624,280	(450,390)	1,822,415

Realized gains (losses)	(665,112)	1,998,626	(415,964)	2,004,004
Unrealized appreciation (depreciation) during the period	(3,625,015)	(1,113,233)	(2,649,586)	(1,614,875)

Net increase (decrease) in assets from operations	(3,960,992)	1,061,911	(2,968,175)	519,791

Changes from principal transactions:
Transfer of net premiums	477,425	487,585	278,455	447,024
Transfer on terminations	(790,943)	(1,019,670)	(530,249)	(804,801)
Transfer on policy loans	12,764	(109,646)	17,181	(65)
Net interfund transfers	(1,266,802)	447,339	2,725,506	(5,493,628)

Net increase (decrease) in assets from principal transactions	(1,567,556)	(194,392)	2,490,893	(5,851,470)

Total increase (decrease) in assets	(5,528,548)	867,519	(477,282)	(5,331,679)
Assets, beginning of period	10,486,948	9,619,429	4,062,908	9,394,587

Assets, end of period	$4,958,400	$10,486,948	$3,585,626	$4,062,908

See accompanying notes.

Sub-Account
International Equity Index Trust B Series 0		International Opportunities Trust Series 0		International Opportunities Trust Series 1
Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07

$120,462	$60,175	$42,977	$23,219	$37,849	$43,950

120,462	60,175	42,977	23,219	37,849	43,950

—	—	—	—	12,907	11,945

120,462	60,175	42,977	23,219	24,942	32,005

27,377	96,381	123,042	255,441	132,998	528,428
(505,352)	21,513	(398,997)	21,612	(1,142,289)	106,905

(477,975)	117,894	(275,955)	277,053	(1,009,291)	635,333
(1,769,487)	(82,617)	(1,587,994)	(118,291)	(1,194,932)	(148,494)

(2,127,000)	95,452	(1,820,972)	181,981	(2,179,281)	518,844

1,594,209	604,351	296,589	239,757	450,136	205,538
(263,749)	(69,879)	(50,097)	(14,727)	(253,252)	(236,347)
(129)	(645)	(1)	—	17,145	(19)
2,248,905	820,659	1,632,299	1,440,278	464,699	653,485

3,579,236	1,354,486	1,878,790	1,665,308	678,728	622,657

1,452,236	1,449,938	57,818	1,847,289	(1,500,553)	1,141,501
1,652,270	202,332	2,039,663	192,374	3,296,001	2,154,500

$3,104,506	$1,652,270	$2,097,481	$2,039,663	$1,795,448	$3,296,001

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	International Small Cap Trust Series 0		International Small Cap Trust Series 1
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Income:
Dividend income distribution	$13,225	$14,798	$169,272	$249,949

Total Investment Income	13,225	14,798	169,272	249,949
Expenses:
Mortality and expense risk	—	—	27,370	40,118

Net investment income (loss)	13,225	14,798	141,902	209,831

Realized gains (losses) on investments:
Capital gain distributions	5,521	127,205	92,346	2,412,778
Net realized gains (losses)	(213,551)	(8,707)	(2,569,719)	1,021,133

Realized gains (losses)	(208,030)	118,498	(2,477,373)	3,433,911
Unrealized appreciation (depreciation) during the period	(125,153)	(147,207)	(1,985,032)	(2,957,117)

Net increase (decrease) in assets from operations	(319,958)	(13,911)	(4,320,503)	686,625

Changes from principal transactions:
Transfer of net premiums	184,067	221,024	798,750	650,284
Transfer on terminations	(21,154)	(13,799)	(737,947)	(691,551)
Transfer on policy loans	(1)	—	17,022	(712)
Net interfund transfers	(219,485)	473,144	(1,499,185)	1,806,476

Net increase (decrease) in assets from principal transactions	(56,573)	680,369	(1,421,360)	1,764,497

Total increase (decrease) in assets	(376,531)	666,458	(5,741,863)	2,451,122
Assets, beginning of period	682,371	15,913	9,304,722	6,853,600

Assets, end of period	$305,840	$682,371	$3,562,859	$9,304,722

(g)	Fund available in prior year but no activity.

See accompanying notes.

Sub-Account
International Value Trust Series 0		International Value Trust Series 1		Investment Quality Bond Trust Series 0
Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07 (g)

$31,720	$22,821	$606,848	$1,334,862	$20,476	$13,494

31,720	22,821	606,848	1,334,862	20,476	13,494

—	—	87,565	128,751	—	—

31,720	22,821	519,283	1,206,111	20,476	13,494

17,558	97,224	635,098	4,840,065	—	—
(112,494)	(87,222)	(5,906,580)	2,167,602	(16,585)	(1,966)

(94,936)	10,002	(5,271,482)	7,007,667	(16,585)	(1,966)
(315,609)	(10,839)	(6,425,766)	(5,559,113)	(14,739)	(4,151)

(378,825)	21,984	(11,177,965)	2,654,665	(10,848)	7,377

247,040	934,942	1,611,605	3,035,928	108,452	86,200
(108,664)	(22,256)	(6,407,498)	(4,533,699)	(33,975)	(5,223)
(2)	(1,532)	277	(2,332)	—	—
721,157	(796,697)	(4,803,200)	2,926,990	(49,601)	151,074

859,531	114,457	(9,598,816)	1,426,887	24,876	232,051

480,706	136,441	(20,776,781)	4,081,552	14,028	239,428
138,707	2,266	32,163,348	28,081,796	239,428	—

$619,413	$138,707	$11,386,567	$32,163,348	$253,456	$239,428

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Investment Quality Bond Trust Series 1		Large Cap Trust Series 0
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Income:
Dividend income distribution	$436,179	$725,658	$1,441	$302

Total Investment Income	436,179	725,658	1,441	302
Expenses:
Mortality and expense risk	39,157	46,152	—	—

Net investment income (loss)	397,022	679,506	1,441	302

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	2,199
Net realized gains (losses)	(188,580)	(22,757)	(6,219)	(551)

Realized gains (losses)	(188,580)	(22,757)	(6,219)	1,648
Unrealized appreciation (depreciation) during the period	(346,375)	(206,802)	(26,214)	(3,511)

Net increase (decrease) in assets from operations	(137,933)	449,947	(30,992)	(1,561)

Changes from principal transactions:
Transfer of net premiums	440,697	442,710	19,734	17,363
Transfer on terminations	(1,024,407)	(1,015,433)	(1,953)	(4,615)
Transfer on policy loans	(149)	(29,010)	(3)	(2,430)
Net interfund transfers	(1,122,030)	(479,239)	37,365	36,546

Net increase (decrease) in assets from principal transactions	(1,705,889)	(1,080,972)	55,143	46,864

Total increase (decrease) in assets	(1,843,822)	(631,025)	24,151	45,303
Assets, beginning of period	8,095,296	8,726,321	46,121	818

Assets, end of period	$6,251,474	$8,095,296	$70,272	$46,121

See accompanying notes.

Sub-Account
Large Cap Trust Series 1		Large Cap Value Trust Series 0		Large Cap Value Trust Series 1
Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07

$60,664	$28,531	$8,727	$1,199	$106,359	$97,818

60,664	28,531	8,727	1,199	106,359	97,818

20,407	18,144	—	—	25,167	39,553

40,257	10,387	8,727	1,199	81,192	58,265

—	226,024	—	6,421	—	612,030
(345,781)	(8,370)	(31,194)	511	(771,508)	222,941

(345,781)	217,654	(31,194)	6,932	(771,508)	834,971
(1,545,292)	(497,632)	(68,474)	(9,532)	(1,906,843)	(527,200)

(1,850,816)	(269,591)	(90,941)	(1,401)	(2,597,159)	366,036

373,096	136,484	93,133	66,531	569,678	612,084
(374,547)	(318,431)	(61,114)	(6,437)	(1,138,241)	(240,840)
1,054	6,348	(2)	(1,966)	16,671	(5,286)
20,108	5,259,757	363,677	113,225	(995,058)	3,161,645

19,711	5,084,158	395,694	171,353	(1,546,950)	3,527,603

(1,831,105)	4,814,567	304,753	169,952	(4,144,109)	3,893,639
4,850,940	36,373	173,316	3,364	9,458,751	5,565,112

$3,019,835	$4,850,940	$478,069	$173,316	$5,314,642	$9,458,751

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Lifestyle Aggressive Trust Series 0		Lifestyle Aggressive Trust Series 1
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Income:
Dividend income distribution	$42,867	$42,836	$155,172	$887,780

Total Investment Income	42,867	42,836	155,172	887,780
Expenses:
Mortality and expense risk	—	—	44,751	52,940

Net investment income (loss)	42,867	42,836	110,421	834,840

Realized gains (losses) on investments:
Capital gain distributions	160,655	9,702	1,004,823	218,371
Net realized gains (losses)	(107,631)	797	(1,859,170)	(111,787)

Realized gains (losses)	53,024	10,499	(854,347)	106,584
Unrealized appreciation (depreciation) during the period	(1,007,372)	(25,728)	(3,569,085)	(314,032)

Net increase (decrease) in assets from operations	(911,481)	27,607	(4,313,011)	627,392

Changes from principal transactions:
Transfer of net premiums	907,511	479,497	345,348	426,239
Transfer on terminations	(103,762)	(32,265)	(350,783)	(777,506)
Transfer on policy loans	—	—	(667)	(102)
Net interfund transfers	1,148,891	230,842	(1,257,126)	2,935,916

Net increase (decrease) in assets from principal transactions	1,952,640	678,074	(1,263,228)	2,584,547

Total increase (decrease) in assets	1,041,159	705,681	(5,576,239)	3,211,939
Assets, beginning of period	712,814	7,133	10,530,978	7,319,039

Assets, end of period	$1,753,973	$712,814	$4,954,739	$10,530,978

See accompanying notes.

Sub-Account
Lifestyle Balanced Trust Series 0		Lifestyle Balanced Trust Series 1		Lifestyle Conservative Trust Series 0
Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07

$123,077	$158,970	$373,924	$1,095,980	$16,284	$2,150

123,077	158,970	373,924	1,095,980	16,284	2,150

—	—	60,419	78,893	—	—

123,077	158,970	313,505	1,017,087	16,284	2,150

113,776	4,661	505,439	21,458	546	77
(414,181)	23,738	(524,701)	232,388	(4,162)	(162)

(300,405)	28,399	(19,262)	253,846	(3,616)	(85)
(960,860)	(76,055)	(4,415,987)	(513,034)	(20,243)	(941)

(1,138,188)	111,314	(4,121,744)	757,899	(7,575)	1,124

1,293,251	1,135,396	461,831	573,391	98,256	27,187
(401,351)	(181,391)	(880,448)	(1,403,765)	(11,803)	(1,744)
—	—	(12,551)	(18,174)	—	—
490,240	485,462	203,974	(3,133,406)	232,822	4,471

1,382,140	1,439,467	(227,194)	(3,981,954)	319,275	29,914

243,952	1,550,781	(4,348,938)	(3,224,055)	311,700	31,038
2,884,985	1,334,204	13,079,455	16,303,510	32,325	1,287

$3,128,937	$2,884,985	$8,730,517	$13,079,455	$344,025	$32,325

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Lifestyle Conservative Trust Series 1		Lifestyle Growth Trust Series 0
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Income:
Dividend income distribution	$166,377	$308,309	$150,390	$185,856

Total Investment Income	166,377	308,309	150,390	185,856
Expenses:
Mortality and expense risk	22,696	15,544	—	—

Net investment income (loss)	143,681	292,765	150,390	185,856

Realized gains (losses) on investments:
Capital gain distributions	122,025	16,012	198,473	10,753
Net realized gains (losses)	(302,006)	11,699	(419,653)	45,828

Realized gains (losses)	(179,981)	27,711	(221,180)	56,581
Unrealized appreciation (depreciation) during the period	(643,601)	(104,324)	(1,890,829)	(177,371)

Net increase (decrease) in assets from operations	(679,901)	216,152	(1,961,619)	65,066

Changes from principal transactions:
Transfer of net premiums	302,445	176,486	2,297,734	633,937
Transfer on terminations	(133,579)	(111,796)	(688,540)	(428,450)
Transfer on policy loans	(131)	(7,793)	(56,539)	—
Net interfund transfers	(2,836,453)	5,403,124	857,964	2,122,448

Net increase (decrease) in assets from principal transactions	(2,667,718)	5,460,021	2,410,619	2,327,935

Total increase (decrease) in assets	(3,347,619)	5,676,173	449,000	2,393,001
Assets, beginning of period	6,915,236	1,239,063	3,850,878	1,457,877

Assets, end of period	$3,567,617	$6,915,236	$4,299,878	$3,850,878

See accompanying notes.

Sub-Account
Lifestyle Growth Trust Series 1		Lifestyle Moderate Trust Series 0		Lifestyle Moderate Trust Series 1
Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07

$331,099	$961,732	$58,876	$30,282	$83,687	$205,822

331,099	961,732	58,876	30,282	83,687	205,822

68,334	73,735	—	—	10,646	16,177

262,765	887,997	58,876	30,282	73,041	189,645

636,456	60,991	7,811	586	43,424	3,286
(147,566)	374,985	(55,215)	(869)	(189,557)	117,402

488,890	435,976	(47,404)	(283)	(146,133)	120,688
(6,105,131)	(565,035)	(326,532)	(14,621)	(534,675)	(182,124)

(5,353,476)	758,938	(315,060)	15,378	(607,767)	128,209

562,539	747,235	249,854	351,880	746,538	1,030,108
(746,921)	(1,181,457)	(96,772)	(13,475)	(206,917)	(923,062)
(47,981)	(22,419)	—	—	4,689	(4,570)
762,249	2,496,887	919,342	82,397	(722,820)	(894,286)

529,886	2,040,246	1,072,424	420,802	(178,510)	(791,810)

(4,823,590)	2,799,184	757,364	436,180	(786,277)	(663,601)
14,223,964	11,424,780	448,263	12,083	2,495,078	3,158,679

$9,400,374	$14,223,964	$1,205,627	$448,263	$1,708,801	$2,495,078

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Managed Trust Series 0		Mid Cap Index Trust Series 0
	Year Ended Dec. 31/08 (aa)	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Income:
Dividend income distribution	$325	$2,781	$13,315	$14,542

Total Investment Income	325	2,781	13,315	14,542
Expenses:
Mortality and expense risk	—	—	—	—

Net investment income (loss)	325	2,781	13,315	14,542

Realized gains (losses) on investments:
Capital gain distributions	339	1,456	29,163	132,974
Net realized gains (losses)	(16,447)	1,189	(131,065)	54,482

Realized gains (losses)	(16,108)	2,645	(101,902)	187,456
Unrealized appreciation (depreciation) during the period	4,019	(4,718)	(427,921)	(162,584)

Net increase (decrease) in assets from operations	(11,764)	708	(516,508)	39,414

Changes from principal transactions:
Transfer of net premiums	44,691	36,974	452,505	606,100
Transfer on terminations	(39,139)	(19,373)	(106,769)	(39,104)
Transfer on policy loans	(12,774)	—	—	—
Net interfund transfers	(52,759)	(6,797)	110,043	111,405

Net increase (decrease) in assets from principal transactions	(59,981)	10,804	455,779	678,401

Total increase (decrease) in assets	(71,745)	11,512	(60,729)	717,815
Assets, beginning of period	71,745	60,233	1,067,496	349,681

Assets, end of period	—	$71,745	$1,006,767	$1,067,496

(aa)	Terminated as an investment option and funds transferred to Lifestyle Balanced Trust on November 10, 2008.
(g)	Fund available in prior year but no activity.
(w)	Reflects the period from commencement of operations on April 30, 2007 through December 31, 2007.

See accompanying notes.

Sub-Account
Mid Cap Index Trust Series 1		Mid Cap Intersection Trust Series 0	Mid Cap Intersection Trust Series 1
Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08 (g)	Year Ended Dec. 31/08	Year Ended Dec. 31/07 (w)

$181,876	$419,100	$86	—	—

181,876	419,100	86	—	—

84,648	143,625	—	6	1

97,228	275,475	86	(6)	(1)

578,565	3,740,039	—	—	—
(3,028,336)	1,039,592	(413)	(250)	—

(2,449,771)	4,779,631	(413)	(250)	—
(5,596,709)	(2,592,269)	(14,843)	60	(60)

(7,949,252)	2,462,837	(15,170)	(196)	(61)

393,934	498,245	8,430	652	132
(1,167,360)	(1,413,258)	(636)	(1,493)	(48)
(325)	160	—	1	—
(6,539,104)	19,233,839	36,049	—	1,013

(7,312,855)	18,318,986	43,843	(840)	1,097

(15,262,107)	20,781,823	28,673	(1,036)	1,036
27,299,289	6,517,466	—	1,036	—

$12,037,182	$27,299,289	$28,673	—	$1,036

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Mid Cap Stock Trust Series 0		Mid Cap Stock Trust Series 1
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Income:
Dividend income distribution	—	$50	—	—

Total Investment Income	—	50	—	—
Expenses:
Mortality and expense risk	—	—	56,538	67,361

Net investment income (loss)	—	50	(56,538)	(67,361)

Realized gains (losses) on investments:
Capital gain distributions	48,806	257,810	332,867	3,699,292
Net realized gains (losses)	(452,256)	8,418	(2,299,470)	1,041,514

Realized gains (losses)	(403,450)	266,228	(1,966,603)	4,740,806
Unrealized appreciation (depreciation) during the period	(728,431)	(139,160)	(5,189,302)	(1,657,566)

Net increase (decrease) in assets from operations	(1,131,881)	127,118	(7,212,443)	3,015,879

Changes from principal transactions:
Transfer of net premiums	364,593	226,930	814,729	655,520
Transfer on terminations	(161,062)	(26,326)	(1,670,118)	(2,096,327)
Transfer on policy loans	—	—	(28,835)	214
Net interfund transfers	1,159,352	983,072	1,984,022	280,010

Net increase (decrease) in assets from principal transactions	1,362,883	1,183,676	1,099,798	(1,160,583)

Total increase (decrease) in assets	231,002	1,310,794	(6,112,645)	1,855,296
Assets, beginning of period	1,450,200	139,406	15,137,410	13,282,114

Assets, end of period	$1,681,202	$1,450,200	$9,024,765	$15,137,410

See accompanying notes.

Sub-Account
Mid Cap Value Trust Series 0		Mid Cap Value Trust Series 1		Mid Value Trust Series 0
Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07

$16,196	$3,388	$138,264	$152,898	$30,592	$52,817

16,196	3,388	138,264	152,898	30,592	52,817

—	—	36,038	69,565	—	—

16,196	3,388	102,226	83,333	30,592	52,817

25,923	82,859	350,374	3,853,599	54,816	460,313
(403,037)	(15,601)	(3,535,003)	(293,156)	(1,521,744)	(45,760)

(377,114)	67,258	(3,184,629)	3,560,443	(1,466,928)	414,553
139,731	(83,969)	(781,238)	(3,231,042)	502,549	(579,073)

(221,187)	(13,323)	(3,863,641)	412,734	(933,787)	(111,703)

187,886	298,352	511,710	948,590	254,364	1,065,837
(105,284)	(23,129)	(1,956,587)	(1,918,205)	(40,440)	(67,877)
—	—	6,205	(138,971)	(2)	—
1,036,993	3,151	(200,094)	(19,042,018)	(471,464)	556,592

1,119,595	278,374	(1,638,766)	(20,150,604)	(257,542)	1,554,552

898,408	265,051	(5,502,407)	(19,737,870)	(1,191,329)	1,442,849
365,431	100,380	11,820,247	31,558,117	2,392,619	949,770

$1,263,839	$365,431	$6,317,840	$11,820,247	$1,201,290	$2,392,619

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Money Market Trust B Series 0		Money Market Trust Series 1
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Income:
Dividend income distribution	$595,697	$583,956	$1,541,266	$3,884,106

Total Investment Income	595,697	583,956	1,541,266	3,884,106
Expenses:
Mortality and expense risk	—	—	461,520	456,724

Net investment income (loss)	595,697	583,956	1,079,746	3,427,382

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	—	—	—	—

Realized gains (losses)	—	—	—	—
Unrealized appreciation (depreciation) during the period	—	—	—	—

Net increase (decrease) in assets from operations	595,697	583,956	1,079,746	3,427,382

Changes from principal transactions:
Transfer of net premiums	88,775,784	33,558,643	4,779,155	3,463,604
Transfer on terminations	(2,288,470)	(1,350,332)	(12,971,809)	(15,087,419)
Transfer on policy loans	(3,470,116)	(262,401)	(701,889)	(728,678)
Net interfund transfers	(35,667,136)	(16,755,046)	25,295,542	6,062,492

Net increase (decrease) in assets from principal transactions	47,350,062	15,190,864	16,400,999	(6,290,001)

Total increase (decrease) in assets	47,945,759	15,774,820	17,480,745	(2,862,619)
Assets, beginning of period	22,707,880	6,933,060	83,833,691	86,696,310

Assets, end of period	$70,653,639	$22,707,880	$101,314,436	$83,833,691

(ae)	Fund renamed on April 28, 2008. Previously known as Quantitative All Cap Trust.

See accompanying notes.

Sub-Account
Natural Resources Trust Series 0		Natural Resources Trust Series 1		Optimized All Cap Trust Series 0
Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08 (ae)	Year Ended Dec. 31/07

$8,151	$5,463	$84,231	$108,925	$9,092	$323

8,151	5,463	84,231	108,925	9,092	323

—	—	61,973	45,836	—	—

8,151	5,463	22,258	63,089	9,092	323

37,955	249,989	443,615	4,591,998	—	3,277
(464,414)	37,102	(7,238,796)	291,564	(93,242)	303

(426,459)	287,091	(6,795,181)	4,883,562	(93,242)	3,580
(295,921)	(165,980)	(3,239,855)	(1,618,857)	(413,306)	(3,726)

(714,229)	126,574	(10,012,778)	3,327,794	(497,456)	177

433,289	275,270	2,409,070	784,784	194,057	24,312
(58,491)	(14,309)	(677,255)	(833,187)	(31,740)	(3,653)
(119)	(670)	10,775	120	(1)	—
215,540	423,710	611,842	3,857,746	997,791	17,532

590,219	684,001	2,354,432	3,809,463	1,160,107	38,191

(124,010)	810,575	(7,658,346)	7,137,257	662,651	38,368
814,432	3,857	14,108,807	6,971,550	40,413	2,045

$690,422	$814,432	$6,450,461	$14,108,807	$703,064	$40,413

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Optimized All Cap Trust Series 1		Optimized Value Trust Series 0
	Year Ended Dec. 31/08 (ae)	Year Ended Dec. 31/07	Year Ended Dec. 31/08 (af)	Year Ended Dec. 31/07
Income:
Dividend income distribution	$706	$85	$945	$615

Total Investment Income	706	85	945	615
Expenses:
Mortality and expense risk	329	131	—	—

Net investment income (loss)	377	(46)	945	615

Realized gains (losses) on investments:
Capital gain distributions	—	11,198	—	2,126
Net realized gains (losses)	(10,406)	159	(12,034)	(156)

Realized gains (losses)	(10,406)	11,357	(12,034)	1,970
Unrealized appreciation (depreciation) during the period	(30,216)	(114)	(8,404)	(5,687)

Net increase (decrease) in assets from operations	(40,245)	11,197	(19,493)	(3,102)

Changes from principal transactions:
Transfer of net premiums	28,253	215	23,745	16,051
Transfer on terminations	(2,672)	(16,520)	(8,793)	(765)
Transfer on policy loans	16,575	91	—	—
Net interfund transfers	52,896	5,124	(16,516)	32,731

Net increase (decrease) in assets from principal transactions	95,052	(11,090)	(1,564)	48,017

Total increase (decrease) in assets	54,807	107	(21,057)	44,915
Assets, beginning of period	1,200	1,093	46,602	1,687

Assets, end of period	$56,007	$1,200	$25,545	$46,602

(ae)	Fund renamed on April 28, 2008. Previously known as Quantitative All Cap Trust.
(af)	Fund renamed on April 28, 2008. Previously known as Quantitative Value Trust.

See accompanying notes.

Sub-Account
Optimized Value Trust Series 1		Overseas Equity Trust Series 0		Pacific Rim Trust Series 0
Year Ended Dec. 31/08 (af)	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07

$47	$11,034	$53,837	$63,262	$11,334	$6,276

47	11,034	53,837	63,262	11,334	6,276

505	2,681	—	—	—	—

(458)	8,353	53,837	63,262	11,334	6,276

—	49,981	160,265	327,891	19,103	91,492
(95,514)	(34,306)	(464,275)	161,116	(294,898)	831

(95,514)	15,675	(304,010)	489,007	(275,795)	92,323
48,112	(48,656)	(1,082,889)	(297,702)	(122,460)	(86,722)

(47,860)	(24,628)	(1,333,062)	254,567	(386,921)	11,877

1,616	83,720	354,797	1,196,195	265,653	240,101
(143,490)	(11,819)	(112,294)	(78,141)	(37,438)	(11,947)
—	—	—	—	(128)	(118)
(348,827)	472,016	(27,319)	329,342	226,738	157,917

(490,701)	543,917	215,184	1,447,396	454,825	385,953

(538,561)	519,289	(1,117,878)	1,701,963	67,904	397,830
539,099	19,810	2,948,953	1,246,990	399,811	1,981

$538	$539,099	$1,831,075	$2,948,953	$467,715	$399,811

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Pacific Rim Trust Series 1		Quantitative Mid Cap Trust Series 0
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08 (k)	Year Ended Dec. 31/07
Income:
Dividend income distribution	$113,465	$147,775	$39	$374

Total Investment Income	113,465	147,775	39	374
Expenses:
Mortality and expense risk	32,487	40,155	—	—

Net investment income (loss)	80,978	107,620	39	374

Realized gains (losses) on investments:
Capital gain distributions	188,653	2,066,544	76	12,207
Net realized gains (losses)	(1,668,533)	645,668	(16,720)	(1,480)

Realized gains (losses)	(1,479,880)	2,712,212	(16,644)	10,727
Unrealized appreciation (depreciation) during the period	(2,028,002)	(2,139,360)	14,838	(14,880)

Net increase (decrease) in assets from operations	(3,426,904)	680,472	(1,767)	(3,779)

Changes from principal transactions:
Transfer of net premiums	571,243	422,618	5,610	56,092
Transfer on terminations	(630,146)	(818,362)	(790)	(2,487)
Transfer on policy loans	37,397	(7,959)	—	—
Net interfund transfers	102,405	(1,607,183)	(72,850)	19,111

Net increase (decrease) in assets from principal transactions	80,899	(2,010,886)	(68,030)	72,716

Total increase (decrease) in assets	(3,346,005)	(1,330,414)	(69,797)	68,937
Assets, beginning of period	7,900,944	9,231,358	69,797	860

Assets, end of period	$4,554,939	$7,900,944	—	$69,797

(k)	Terminated as an investment option and funds transferred to Mid Cap Index Trust on April 28, 2008.

See accompanying notes.

Sub-Account
Quantitative Mid Cap Trust Series 1		Real Estate Securities Trust Series 0		Real Estate Securities Trust Series 1
Year Ended Dec. 31/08 (k)	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07

$18	$204	$179,348	$178,017	$670,704	$898,271

18	204	179,348	178,017	670,704	898,271

66	990	—	—	114,257	192,346

(48)	(786)	179,348	178,017	556,447	705,925

42	23,243	72,992	3,248,799	309,753	17,021,101
(9,751)	(13,776)	(4,843,758)	(1,210,140)	(8,785,091)	250,965

(9,709)	9,467	(4,770,766)	2,038,659	(8,475,338)	17,272,066
8,533	6,215	2,593,768	(3,171,369)	(1,153,762)	(23,275,772)

(1,224)	14,896	(1,997,650)	(954,693)	(9,072,653)	(5,297,781)

6,408	76,603	667,396	1,278,928	1,225,539	1,817,857
(4,349)	(92,405)	(476,369)	(147,493)	(3,789,885)	(4,126,676)
(1)	(2)	(3)	(928)	(80,878)	(46,487)
(44,732)	(430,103)	339,776	(1,052,606)	(2,817,895)	(6,945,221)

(42,674)	(445,907)	530,800	77,901	(5,463,119)	(9,300,527)

(43,898)	(431,011)	(1,466,850)	(876,792)	(14,535,772)	(14,598,308)
43,898	474,909	4,958,485	5,835,277	27,305,782	41,904,090

—	$43,898	$3,491,635	$4,958,485	$12,770,010	$27,305,782

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Real Return Bond Trust Series 0		Real Return Bond Trust Series 1
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Income:
Dividend income distribution	$4,110	$9,964	$35,006	$285,163

Total Investment Income	4,110	9,964	35,006	285,163
Expenses:
Mortality and expense risk	—	—	29,430	15,959

Net investment income (loss)	4,110	9,964	5,576	269,204

Realized gains (losses) on investments:
Capital gain distributions	17,148	—	148,162	—
Net realized gains (losses)	(34,641)	523	(385,167)	(9,362)

Realized gains (losses)	(17,493)	523	(237,005)	(9,362)
Unrealized appreciation (depreciation) during the period	(113,365)	4,558	(785,132)	231,840

Net increase (decrease) in assets from operations	(126,748)	15,045	(1,016,561)	491,682

Changes from principal transactions:
Transfer of net premiums	194,874	39,134	453,306	120,519
Transfer on terminations	(34,406)	(13,754)	(245,717)	(287,613)
Transfer on policy loans	—	—	(14,792)	(125)
Net interfund transfers	706,799	24,129	484,940	2,736,641

Net increase (decrease) in assets from principal transactions	867,267	49,509	677,737	2,569,422

Total increase (decrease) in assets	740,519	64,554	(338,824)	3,061,104
Assets, beginning of period	159,791	95,237	5,575,602	2,514,498

Assets, end of period	$900,310	$159,791	$5,236,778	$5,575,602

See accompanying notes.

Sub-Account
Science & Technology Trust Series 0		Science & Technology Trust Series 1		Short-Term Bond Trust Series 0
Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07

—	—	—	—	$6,460	$6,128

—	—	—	—	6,460	6,128

—	—	39,564	62,642	—	—

—	—	(39,564)	(62,642)	6,460	6,128

—	—	—	—	—	—
(223,586)	28,332	(361,242)	1,617,164	(13,931)	(220)

(223,586)	28,332	(361,242)	1,617,164	(13,931)	(220)
(109,840)	25,876	(4,512,146)	673,580	(2,373)	(4,642)

(333,426)	54,208	(4,912,952)	2,228,102	(9,844)	1,266

239,383	281,845	596,828	536,530	18,830	41,863
(40,060)	(10,669)	(948,897)	(1,556,873)	(7,408)	(3,991)
—	—	37,258	(44,498)	(2)	(1,992)
173,435	120,260	(2,197,400)	(5,260,157)	(38,181)	47,482

372,758	391,436	(2,512,211)	(6,324,998)	(26,761)	83,362

39,332	445,644	(7,425,163)	(4,096,896)	(36,605)	84,628
446,630	986	12,527,168	16,624,064	109,311	24,683

$485,962	$446,630	$5,102,005	$12,527,168	$72,706	$109,311

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Small Cap Growth Trust Series 0		Small Cap Growth Trust Series 1
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08 (ai)
Income:
Dividend income distribution	—	—	—

Total Investment Income	—	—	—
Expenses:
Mortality and expense risk	—	—	169

Net investment income (loss)	—	—	(169)

Realized gains (losses) on investments:
Capital gain distributions	41,492	683,078	—
Net realized gains (losses)	(942,518)	86,885	(14,959)

Realized gains (losses)	(901,026)	769,963	(14,959)
Unrealized appreciation (depreciation) during the period	(593,608)	(407,565)	382

Net increase (decrease) in assets from operations	(1,494,634)	362,398	(14,746)

Changes from principal transactions:
Transfer of net premiums	477,181	1,216,024	2,345
Transfer on terminations	(102,007)	(88,174)	(1,965)
Transfer on policy loans	(3)	(512)	—
Net interfund transfers	(13,702)	95,953	82,898

Net increase (decrease) in assets from principal transactions	361,469	1,223,291	83,278

Total increase (decrease) in assets	(1,133,165)	1,585,689	68,532
Assets, beginning of period	3,426,541	1,840,852	—

Assets, end of period	$2,293,376	$3,426,541	$68,532

(ai)	Reflects the period from commencement of operations on November 10, 2008 through December 31, 2008.
(g)	Fund available in prior year but no activity.

See accompanying notes.

Sub-Account
Small Cap Index Trust Series 0		Small Cap Index Trust Series 1		Small Cap Opportunities Trust Series 0
Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07 (g)

$7,095	$5,985	$53,749	$112,925	$851	$625

7,095	5,985	53,749	112,925	851	625

—	—	20,216	33,311	—	—

7,095	5,985	33,533	79,614	851	625

4,213	43,399	45,538	869,567	1,021	2,324
(117,695)	1,705	(782,862)	1,118,924	(14,724)	(945)

(113,482)	45,104	(737,324)	1,988,491	(13,703)	1,379
(94,820)	(62,269)	(1,103,436)	(2,242,690)	(5,647)	(5,559)

(201,207)	(11,180)	(1,807,227)	(174,585)	(18,499)	(3,555)

188,199	186,297	401,504	522,462	23,270	35,927
(81,757)	(33,094)	(1,071,308)	(476,934)	(3,482)	(1,266)
—	—	676	536	—	—
129,075	70,981	(789,058)	(6,253,739)	(17,368)	11,090

235,517	224,184	(1,458,186)	(6,207,675)	2,420	45,751

34,310	213,004	(3,265,413)	(6,382,260)	(16,079)	42,196
391,430	178,426	6,241,315	12,623,575	42,196	—

$425,740	$391,430	$2,975,902	$6,241,315	$26,117	$42,196

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Small Cap Opportunities Trust Series 1		Small Cap Trust Series 0
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08 (ab)	Year Ended Dec. 31/07
Income:
Dividend income distribution	$39,286	$62,108	$1	—

Total Investment Income	39,286	62,108	1	—
Expenses:
Mortality and expense risk	8,263	15,978	—	—

Net investment income (loss)	31,023	46,130	1	—

Realized gains (losses) on investments:
Capital gain distributions	71,800	210,888	129	3,049
Net realized gains (losses)	(735,076)	336,149	(58,485)	278

Realized gains (losses)	(663,276)	547,037	(58,356)	3,327
Unrealized appreciation (depreciation) during the period	(212,545)	(926,825)	3,773	(3,773)

Net increase (decrease) in assets from operations	(844,798)	(333,658)	(54,582)	(446)

Changes from principal transactions:
Transfer of net premiums	239,870	137,892	4,051	1,303
Transfer on terminations	(377,386)	(175,114)	(7,241)	(378)
Transfer on policy loans	23,329	2,097	—	—
Net interfund transfers	(1,537,447)	(3,640,829)	40,388	16,905

Net increase (decrease) in assets from principal transactions	(1,651,634)	(3,675,954)	37,198	17,830

Total increase (decrease) in assets	(2,496,432)	(4,009,612)	(17,384)	17,384
Assets, beginning of period	3,272,245	7,281,857	17,384	—

Assets, end of period	$775,813	$3,272,245	—	$17,384

(ab)	Terminated as an investment option and funds transferred to Small Cap Growth Trust on November 10, 2008.
(ac)	Reflects the period from commencement of operations on November 12, 2007 through December 31, 2007.

See accompanying notes.

Sub-Account
Small Cap Trust Series 1		Small Cap Value Trust Series 0		Small Cap Value Trust Series 1
Year Ended Dec. 31/08 (ab)	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07 (ac)

$30	—	$45,198	$40,058	$7,381	$35

30	—	45,198	40,058	7,381	35

1,025	539	—	—	1,740	152

(995)	(539)	45,198	40,058	5,641	(117)

5,061	19,866	10,773	741,979	1,169	616
(145,312)	3,973	(1,347,859)	(207,138)	(113,213)	(4,269)

(140,251)	23,839	(1,337,086)	534,841	(112,044)	(3,653)
25,794	(26,369)	294,389	(673,540)	(93,464)	(762)

(115,452)	(3,069)	(997,499)	(98,641)	(199,867)	(4,532)

5,462	8,474	48,637	170,060	2,966	6,079
(12,607)	(23,770)	(97,813)	(85,509)	(6,165)	(866)
(31,985)	—	(3)	(492)	—	—
44,586	82,757	195,420	(882,339)	776,343	8,520

5,456	67,461	146,241	(798,280)	773,144	13,733

(109,996)	64,392	(851,258)	(896,921)	573,277	9,201
109,996	45,604	3,509,437	4,406,358	9,201	—

—	$109,996	$2,658,179	$3,509,437	$582,478	$9,201

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Small Company Trust Series 1		Small Company Value Trust Series 0
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Income:
Dividend income distribution	—	—	$9,122	$715

Total Investment Income	—	—	9,122	715
Expenses:
Mortality and expense risk	4,303	4,755	—	—

Net investment income (loss)	(4,303)	(4,755)	9,122	715

Realized gains (losses) on investments:
Capital gain distributions	1,544	216,457	19,504	85,389
Net realized gains (losses)	(62,270)	2,515	(144,308)	(10,869)

Realized gains (losses)	(60,726)	218,972	(124,804)	74,520
Unrealized appreciation (depreciation) during the period	(573,000)	(297,453)	(207,919)	(105,580)

Net increase (decrease) in assets from operations	(638,029)	(83,236)	(323,601)	(30,345)

Changes from principal transactions:
Transfer of net premiums	189,728	39,113	341,086	412,169
Transfer on terminations	(31,118)	(11,398)	(107,864)	(27,850)
Transfer on policy loans	—	—	(1)	(499)
Net interfund transfers	470,712	(28,000)	312,224	240,611

Net increase (decrease) in assets from principal transactions	629,322	(285)	545,445	624,431

Total increase (decrease) in assets	(8,707)	(83,521)	221,844	594,086
Assets, beginning of period	1,234,056	1,317,577	668,711	74,625

Assets, end of period	$1,225,349	$1,234,056	$890,555	$668,711

(q)	Terminated as an investment option and funds transferred to Small Cap Value Trust on November 12, 2007.

See accompanying notes.

Sub-Account
Small Company Value Trust Series 1		Special Value Trust Series 0	Special Value Trust Series 1
Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/07 (q)	Year Ended Dec. 31/07 (q)

$92,840	$33,600	$1	$9,525

92,840	33,600	1	9,525

59,205	98,045	—	1,521

33,635	(64,445)	1	8,004

236,241	3,411,518	4	139,544
(3,263,719)	(55,087)	(7)	(111,644)

(3,027,478)	3,356,431	(3)	27,900
(1,375,361)	(3,513,168)	—	(37,216)

(4,369,204)	(221,182)	(2)	(1,312)

839,632	1,966,339	136	22,439
(3,700,509)	(3,439,628)	(115)	(7,423)
(80,497)	(313,996)	—	—
(829,732)	(4,042,523)	(19)	(384,302)

(3,771,106)	(5,829,808)	2	(369,286)

(8,140,310)	(6,050,990)	—	(370,598)
17,636,851	23,687,841	—	370,598

$9,496,541	$17,636,851	—	—

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Strategic Bond Trust Series 0		Strategic Bond Trust Series 1
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Income:
Dividend income distribution	$7,167	$8,978	$169,582	$451,804

Total Investment Income	7,167	8,978	169,582	451,804
Expenses:
Mortality and expense risk	—	—	16,945	24,849

Net investment income (loss)	7,167	8,978	152,637	426,955

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	(8,528)	(2,957)	(505,882)	(27,204)

Realized gains (losses)	(8,528)	(2,957)	(505,882)	(27,204)
Unrealized appreciation (depreciation) during the period	(17,649)	(5,901)	(196,210)	(430,287)

Net increase (decrease) in assets from operations	(19,010)	120	(549,455)	(30,536)

Changes from principal transactions:
Transfer of net premiums	26,523	83,012	378,433	610,024
Transfer on terminations	(6,952)	(5,821)	(661,147)	(1,097,323)
Transfer on policy loans	—	—	8,159	(59,741)
Net interfund transfers	(53,087)	64,809	(1,893,647)	(484,174)

Net increase (decrease) in assets from principal transactions	(33,516)	142,000	(2,168,202)	(1,031,214)

Total increase (decrease) in assets	(52,526)	142,120	(2,717,657)	(1,061,750)
Assets, beginning of period	142,120	—	4,397,774	5,459,524

Assets, end of period	$89,594	$142,120	$1,680,117	$4,397,774

(g)	Fund available in prior year but no activity.
(p)	Terminated as an investment option and funds transferred to Large Cap Trust on April 30, 2007.

See accompanying notes.

Sub-Account
Strategic Income Trust Series 0		Strategic Income Trust Series 1		Strategic Opportunities Trust Series 0
Year Ended Dec. 31/08	Year Ended Dec. 31/07 (g)	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/07 (p)

$1,623	$295	$130,650	$5,058	$874

1,623	295	130,650	5,058	874

—	—	4,128	1,643	—

1,623	295	126,522	3,415	874

—	—	—	—	—
(116)	45	(97,785)	10,407	2,575

(116)	45	(97,785)	10,407	2,575
(2,627)	262	(85,661)	4,318	(8)

(1,120)	602	(56,924)	18,140	3,441

6,163	—	225,946	134,818	155,022
(5,501)	(2,577)	(50,626)	(17,993)	(419)
—	—	(14)	(14)	—
2,006	16,116	787,477	(401,390)	(158,150)

2,668	13,539	962,783	(284,579)	(3,547)

1,548	14,141	905,859	(266,439)	(106)
14,141	—	245,858	512,297	106

$15,689	$14,141	$1,151,717	$245,858	—

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Strategic Opportunities Trust Series 1	Total Bond Market Trust B Series 0
	Year Ended Dec. 31/07 (p)	Year Ended Dec. 31/08	Year Ended Dec. 31/07 (j)
Income:
Dividend income distribution	$38,911	$257,898	$243,371

Total Investment Income	38,911	257,898	243,371
Expenses:
Mortality and expense risk	9,083	—	—

Net investment income (loss)	29,828	257,898	243,371

Realized gains (losses) on investments:
Capital gain distributions	—	—	—
Net realized gains (losses)	1,279,194	(44,869)	42,627

Realized gains (losses)	1,279,194	(44,869)	42,627
Unrealized appreciation (depreciation) during the period	(982,728)	46,238	(130,360)

Net increase (decrease) in assets from operations	326,294	259,267	155,638

Changes from principal transactions:
Transfer of net premiums	216,413	83,271	2,053,557
Transfer on terminations	(327,439)	(189,110)	(60,872)
Transfer on policy loans	(7,192)	—	—
Net interfund transfers	(5,146,934)	2,229,609	(1,127,631)

Net increase (decrease) in assets from principal transactions	(5,265,152)	2,123,770	865,054

Total increase (decrease) in assets	(4,938,858)	2,383,037	1,020,692
Assets, beginning of period	4,938,858	2,658,477	1,637,785

Assets, end of period	—	$5,041,514	$2,658,477

(p)	Terminated as an investment option and funds transferred to Large Cap Trust on April 30, 2007.
(j)	Renamed on October 1, 2007. Formerly known as Bond Index Trust B.

See accompanying notes.

Sub-Account
Total Return Trust Series 0		Total Return Trust Series 1		Total Stock Market Index Trust Series 0
Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07

$127,249	$53,108	$1,886,321	$2,494,407	$6,201	$5,207

127,249	53,108	1,886,321	2,494,407	6,201	5,207

—	—	172,156	131,334	—	—

127,249	53,108	1,714,165	2,363,073	6,201	5,207

23,478	—	350,596	—	1,246	10,866
(11,764)	2,258	21,475	70,807	(259,800)	1,848

11,714	2,258	372,071	70,807	(258,554)	12,714
(105,302)	275	(1,525,099)	50,338	(58,713)	(14,907)

33,661	55,641	561,137	2,484,218	(311,066)	3,014

566,734	250,228	1,275,944	1,868,139	232,821	136,058
(321,082)	(66,345)	(10,167,748)	(3,682,683)	(43,195)	(7,830)
—	—	(35,847)	(21,718)	(3)	—
1,683,178	264,424	17,250,314	5,167,795	(15,392)	203,811

1,928,830	448,307	8,322,663	3,331,533	174,231	332,039

1,962,491	503,948	8,883,800	5,815,751	(136,835)	335,053
894,516	390,568	34,656,094	28,840,343	336,768	1,715

$2,857,007	$894,516	$43,539,894	$34,656,094	$199,933	$336,768

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Total Stock Market Index Trust Series 1		U.S. Core Trust Series 0
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08 (ad)	Year Ended Dec. 31/07 (g)
Income:
Dividend income distribution	$34,304	$65,269	$9,111	$12,197

Total Investment Income	34,304	65,269	9,111	12,197
Expenses:
Mortality and expense risk	9,616	13,158	—	—

Net investment income (loss)	24,688	52,111	9,111	12,197

Realized gains (losses) on investments:
Capital gain distributions	3,325	127,940	6,668	60,746
Net realized gains (losses)	(98,422)	170,840	(333,780)	(643)

Realized gains (losses)	(95,097)	298,780	(327,112)	60,103
Unrealized appreciation (depreciation) during the period	(957,026)	(189,260)	60,013	(60,013)

Net increase (decrease) in assets from operations	(1,027,435)	161,631	(257,988)	12,287

Changes from principal transactions:
Transfer of net premiums	266,178	218,022	157,044	321,185
Transfer on terminations	(195,619)	(320,985)	(15,615)	(13,281)
Transfer on policy loans	—	—	—	—
Net interfund transfers	(1,095,866)	775,711	(637,721)	434,089

Net increase (decrease) in assets from principal transactions	(1,025,307)	672,748	(496,292)	741,993

Total increase (decrease) in assets	(2,052,742)	834,379	(754,280)	754,280
Assets, beginning of period	3,702,220	2,867,841	754,280	—

Assets, end of period	$1,649,478	$3,702,220	—	$754,280

(ad)	Terminated as an investment option and funds transferred to Fundamental Value Trust on November 10, 2008.
(g)	Fund available in prior year but no activity.
(x)	Terminated as an investment option and funds transferred to Blue Chip Growth Trust on April 28, 2008.

See accompanying notes.

Sub-Account
U.S. Core Trust Series 1		U.S. Global Leaders Growth Trust Series 0		U.S. Global Leaders Growth Trust Series 1
Year Ended Dec. 31/08 (ad)	Year Ended Dec. 31/07	Year Ended Dec. 31/08 (x)	Year Ended Dec. 31/07 (g)	Year Ended Dec. 31/08 (x)	Year Ended Dec. 31/07

$79,788	$182,489	$4	$21	$2,346	$7,972

79,788	182,489	4	21	2,346	7,972

28,643	48,327	—	—	835	2,472

51,145	134,162	4	21	1,511	5,500

60,010	730,959	162	—	84,476	—
(2,893,003)	(19,791)	(6)	43	(90,007)	22,653

(2,832,993)	711,168	156	43	(5,531)	22,653
471,380	(652,744)	(42)	42	(13,318)	(19,163)

(2,310,468)	192,586	118	106	(17,338)	8,990

421,611	778,531	48	1,995	11,922	132,935
(683,542)	(1,428,296)	(14)	(40)	(4,336)	(123,012)
31,959	(56,814)	—	—	32	114
(5,039,383)	(8,390,669)	(1,409)	(804)	(643,245)	(56,223)

(5,269,355)	(9,097,248)	(1,375)	1,151	(635,627)	(46,186)

(7,579,823)	(8,904,662)	(1,257)	1,257	(652,965)	(37,196)
7,579,823	16,484,485	1,257	—	652,965	690,161

—	$7,579,823	—	$1,257	—	$652,965

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	U.S. Government Securities Trust Series 0		U.S. Government Securities Trust Series 1
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Income:
Dividend income distribution	$9,916	$7,242	$281,445	$881,826

Total Investment Income	9,916	7,242	281,445	881,826
Expenses:
Mortality and expense risk	—	—	30,234	39,888

Net investment income (loss)	9,916	7,242	251,211	841,938

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	(13,654)	(2,455)	(484,709)	(102,600)

Realized gains (losses)	(13,654)	(2,455)	(484,709)	(102,600)
Unrealized appreciation (depreciation) during the period	(2,587)	(2,439)	36,461	(486,293)

Net increase (decrease) in assets from operations	(6,325)	2,348	(197,037)	253,045

Changes from principal transactions:
Transfer of net premiums	141,627	80,763	480,121	546,939
Transfer on terminations	(5,833)	(2,800)	(3,844,754)	(2,113,261)
Transfer on policy loans	—	—	15,059	(698)
Net interfund transfers	(34,952)	18,205	1,619,169	(335,236)

Net increase (decrease) in assets from principal transactions	100,842	96,168	(1,730,405)	(1,902,256)

Total increase (decrease) in assets	94,517	98,516	(1,927,442)	(1,649,211)
Assets, beginning of period	98,886	370	9,452,949	11,102,160

Assets, end of period	$193,403	$98,886	$7,525,507	$9,452,949

See accompanying notes.

Sub-Account
U.S. High Yield Bond Trust Series 0		U.S. High Yield Bond Trust Series 1		U.S. Large Cap Trust Series 0
Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07

$9,797	$1,066	$1,223	$15,874	$1,737	$1,606

9,797	1,066	1,223	15,874	1,737	1,606

—	—	581	931	—	—

9,797	1,066	642	14,943	1,737	1,606

—	—	—	—	—	—
(3,880)	90	(107,194)	3,113	(23,318)	6,822

(3,880)	90	(107,194)	3,113	(23,318)	6,822
(21,122)	(972)	9,418	(15,897)	(15,907)	(6,109)

(15,205)	184	(97,134)	2,159	(37,488)	2,319

35,682	7,596	619	46,735	28,187	148,123
(4,526)	(795)	(66,458)	(5,715)	(2,366)	(3,415)
—	—	—	—	—	—
142,603	1,773	(84,986)	219,288	(58,473)	(28,799)

173,759	8,574	(150,825)	260,308	(32,652)	115,909

158,554	8,758	(247,959)	262,467	(70,140)	118,228
13,322	4,564	265,248	2,781	118,228	—

$171,876	$13,322	$17,289	$265,248	$48,088	$118,228

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	U.S. Large Cap Trust Series 1		Utilities Trust Series 0
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Income:
Dividend income distribution	$305,445	$248,755	$25,537	$4,916

Total Investment Income	305,445	248,755	25,537	4,916
Expenses:
Mortality and expense risk	82,164	127,591	—	—

Net investment income (loss)	223,281	121,164	25,537	4,916

Realized gains (losses) on investments:
Capital gain distributions	—	—	19,690	61,616
Net realized gains (losses)	(832,591)	1,287,072	(89,305)	4,312

Realized gains (losses)	(832,591)	1,287,072	(69,615)	65,928
Unrealized appreciation (depreciation) during the period	(6,113,582)	(1,464,005)	(355,400)	(31,118)

Net increase (decrease) in assets from operations	(6,722,892)	(55,769)	(399,478)	39,726

Changes from principal transactions:
Transfer of net premiums	588,505	1,224,784	152,209	154,149
Transfer on terminations	(3,265,163)	(3,042,908)	(61,964)	(10,200)
Transfer on policy loans	69,450	(59,360)	(3)	(1,581)
Net interfund transfers	(2,584,051)	(259,278)	620,933	162,170

Net increase (decrease) in assets from principal transactions	(5,191,259)	(2,136,762)	711,175	304,538

Total increase (decrease) in assets	(11,914,151)	(2,192,531)	311,697	344,264
Assets, beginning of period	20,972,000	23,164,531	346,525	2,261

Assets, end of period	$9,057,849	$20,972,000	$658,222	$346,525

(g)	Fund available in prior year but no activity.

See accompanying notes.

Sub-Account
Utilities Trust Series 1		Value Trust Series 0		Value Trust Series 1
Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07 (g)	Year Ended Dec. 31/08	Year Ended Dec. 31/07

$147,009	$87,254	$6,226	$4,381	$85,716	$169,823

147,009	87,254	6,226	4,381	85,716	169,823

20,594	18,211	—	—	36,137	57,649

126,415	69,043	6,226	4,381	49,579	112,174

170,522	1,080,333	21,003	110,417	222,090	3,705,196
(488,003)	205,830	(370,722)	(2,858)	(2,499,733)	365,053

(317,481)	1,286,163	(349,719)	107,559	(2,277,643)	4,070,249
(1,937,882)	(455,268)	(48,813)	(107,770)	(1,771,616)	(3,290,492)

(2,128,948)	899,938	(392,306)	4,170	(3,999,680)	891,931

588,555	396,297	294,318	124,878	715,901	1,056,537
(335,518)	(349,216)	(46,768)	(6,040)	(1,656,436)	(1,705,732)
6,140	733	—	(507)	22,101	(126,168)
162,059	1,921,060	(57,785)	392,281	(1,594,764)	3,572,263

421,236	1,968,874	189,765	510,612	(2,513,198)	2,796,900

(1,707,712)	2,868,812	(202,541)	514,782	(6,512,878)	3,688,831
5,302,683	2,433,871	514,782	—	12,100,633	8,411,802

$3,594,971	$5,302,683	$312,241	$514,782	$5,587,755	$12,100,633

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Total
	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Income:
Dividend income distribution	$16,554,325	$27,241,180

Total Investment Income	16,554,325	27,241,180
Expenses:
Mortality and expense risk	2,886,436	3,667,954

Net investment income (loss)	13,667,889	23,573,226

Realized gains (losses) on investments:
Capital gain distributions	11,440,432	90,919,821
Net realized gains (losses)	(104,152,880)	31,919,557

Realized gains (losses)	(92,712,448)	122,839,378
Unrealized appreciation (depreciation) during the period	(177,855,591)	(98,575,061)

Net increase (decrease) in assets from operations	(256,900,150)	47,837,543

Changes from principal transactions:
Transfer of net premiums	148,569,519	105,541,953
Transfer on terminations	(109,282,384)	(96,161,286)
Transfer on policy loans	(4,538,168)	(2,592,667)
Net interfund transfers	(10,794,155)	(4,200,707)

Net increase (decrease) in assets from principal transactions	23,954,812	2,587,293

Total increase (decrease) in assets	(232,945,338)	50,424,836
Assets, beginning of period	861,735,968	811,311,132

Assets, end of period	$628,790,630	$861,735,968

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements

December 31, 2008

1.	Organization

John Hancock Life Insurance Company (U.S.A.) Separate Account N (the “Account”) is a separate account administered and sponsored by John Hancock Life Insurance Company (U.S.A.) (“JHUSA” or the “Company”). The Account operates as a Unit Investment Trust registered under the Investment Company Act of 1940, as amended (the “Act”) and has 135 active investment sub-accounts that invest in shares of a particular John Hancock Trust (the “Trust”) portfolio and 2 sub-account that invests in shares of other outside investment trusts. The Trust is registered under the Act as an open-end management investment company, commonly known as a mutual fund, which does not transact with the general public. Instead, the Trust deals primarily with insurance companies by providing the investment medium for variable contracts. The Account is a funding vehicle for the allocation of net premiums under variable universal life insurance contracts (the “Contracts”) issued by the Company.

The Company is a stock life insurance company incorporated under the laws of Michigan in 1979. The Company is a wholly owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian based publicly traded life insurance company.

The Company is required to maintain assets in the Account with a total fair value at least equal to the reserves and other liabilities relating to the variable benefits under all Contracts participating in the Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the Contracts are general corporate obligations of the Company.

Additional assets are held in the Company’s general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

Each sub-account that invests in Portfolios of the John Hancock Trust may offer two classes of units to fund the Contracts issued by the Company. These classes, Series 1 and Series 0 represent an interest in the same Trust portfolio but in different share classes of that portfolio. Series 1 represents interests in Series 1 shares of the portfolio and Series 0 represents interests in Series NAV shares of the Trust’s portfolio. Series 1 and Series NAV shares differ in the level of 12b-1 fees and other expenses assessed against the portfolio’s assets.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

The following sub-accounts of the Account were commenced as investment options:

New Fund	Effective Date
American Asset Allocation Trust	April 28, 2008
Capital Appreciation Value Trust	April 28, 2008
Core Allocation Plus Trust	April 28, 2008
Disciplined Diversification Trust	April 28, 2008
Franklin Templeton Founding Allocation Trust	April 28, 2008
Global Real Estate Trust	April 28, 2008
Index Allocation Trust	April 28, 2008
Small Cap Growth Trust Series 1	November 10, 2008

As the result of portfolio changes, the following sub-accounts of the Account were renamed as follows:

Previous Name	New Name	Effective Date
Quantitative All Cap Trust	Optimized All Cap Trust	April 28, 2008
Quantitative Value Trust	Optimized Value Trust	April 28, 2008

The following sub-accounts of the Account were terminated as investment options and the funds were transferred to existing sub-account funds as follows:

Terminated	Transferred To	Effective Date
Dynamic Growth Trust	Mid Cap Stock Trust	April 28, 2008
Emerging Growth Trust	Small Cap Growth Trust	November 10, 2008
Growth & Income Trust	Optimized All Cap Trust	April 28, 2008
Managed Trust	Lifestyle Balanced Trust	November 10, 2008
Quantitative Mid Cap Trust	Mid Cap Index Trust	April 28, 2008
Small Cap Trust	Small Cap Growth Trust	November 10, 2008
U.S. Core Trust	Fundamental Value Trust	November 10, 2008
U.S. Global Leaders Growth Trust	Blue Chip Growth Trust	April 28, 2008

Where a fund has two series, the changes noted above apply to both Series 0 and Series 1 except for Small Cap Growth Trust Series 1 which was added in 2008 (Small Cap Growth Trust Series 0 was added in 2005).

2.	Significant Accounting Policies

Investments of each sub-account consist of shares in the respective portfolios of the Trust. These shares are carried at fair value which is calculated using the fair value of the investment securities underlying each Trust portfolio. Transactions are recorded on the trade date. Income from dividends is recorded on the ex-dividend date. Realized gains and losses on the sale of investments are computed on the basis of the specifically identified cost of the investment sold.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

In addition to the Account, a contract holder may also allocate funds to the fixed account contained within the Company’s general account. Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933 and the Company’s general account has not been registered as an investment company under the Act. Net interfund transfers include interfund transfers between separate and general accounts.

The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (the “Code”). Under the current provisions of the Code, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the Contracts. Based on this, no charge is being made currently to the Account for federal income taxes. The Company will periodically reassess this position taking into account changes in the tax law. Such a charge may be made in future years for any federal income taxes that would be attributable to the Contracts.

Effective January 1, 2008, the Company adopted SFAS 157, Fair Value Measurements (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. An exit value is not a forced liquidation or distressed sale.

Following SFAS 157 guidance, the Account has categorized its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Account’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

• Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Account has the ability to access at the measurement date.

• Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable, either directly or indirectly.

• Level 3 – Fair value measurements using significant non-market observable inputs.

For all investments in Level 1, 2 or 3, fair value is typically the net asset value (“NAV”) of the underlying investment fund which represents the value at which each sub-account can redeem its investments.

The following table presents the Account’s assets that are measured at fair value on a recurring basis by SFAS 157 fair value hierarchy level, as of December 31, 2008.

Mutual Funds
Level 1	$628,790,630
Level 2	—
Level 3	—

$628,790,630

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported herein. Actual results could differ from those estimates.

3.	Mortality and Expense Risks Charge

The Company deducts from the assets of the Account a daily charge equivalent to annual rates between 0% and 0.70% of the average net value of the Account’s assets for the assumption of mortality and expense risks.

4.	Contract Charges

The Company deducts certain charges from gross premiums before placing the remaining net premiums in the sub-account. In the event of a surrender by the contract holder, surrender charges may be levied by the Company against the contract value at the time of termination to cover sales and administrative expenses associated with underwriting and issuing the Contract. Additionally, each month a deduction consisting of an administration charge, a charge for cost of insurance and charges for supplementary benefits is deducted from the contract value. Contract charges are paid through the redemption of sub-account units and are reflected as terminations.

5.	Purchases and Sales of Investments

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2008 were as follows:

	Purchases	Sales
Sub-accounts:
500 Index Trust B Series 0	$14,985,193	$10,261,400
500 Index Trust Series 1	7,301,419	13,212,781
Active Bond Trust Series 0	639,151	582,829
Active Bond Trust Series 1	2,299,748	3,191,518
All Cap Core Trust Series 0	1,591,106	1,460,261
All Cap Core Trust Series 1	2,204,422	4,605,047
All Cap Growth Trust Series 0	60,713	17,419
All Cap Growth Trust Series 1	1,441,124	1,456,108
All Cap Value Trust Series 0	239,281	42,668
All Cap Value Trust Series 1	1,132,155	2,620,935
American Asset Allocation Trust Series 1	238,841	3,127
American Blue Chip Income and Growth Trust Series 1	3,503,591	2,715,292
American Bond Trust Series 1	3,210,213	5,022,371
American Growth Trust Series 1	19,924,386	10,226,846
American Growth-Income Trust Series 1	4,392,214	4,982,981
American International Trust Series 1	16,803,598	19,327,467
Blue Chip Growth Trust Series 0	1,718,141	839,150
Blue Chip Growth Trust Series 1	8,226,901	13,403,961
Capital Appreciation Trust Series 0	1,018,158	864,584
Capital Appreciation Trust Series 1	3,031,951	3,554,242
Capital Appreciation Value Trust Series 1	2,956	107

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

	Purchases	Sales
Sub-accounts:
Classic Value Trust Series 0	$18,551	$8,578
Classic Value Trust Series 1	41,748	577,028
Core Bond Trust Series 0	6,038	2,862
Core Bond Trust Series 1	21,443	98
Core Equity Trust Series 0	49,440	6,269
Core Equity Trust Series 1	159,741	375,149
Disciplined Diversification Trust Series 1	55,750	55,180
Dynamic Growth Trust Series 0	18,956	143,012
Dynamic Growth Trust Series 1	195,741	2,282,473
Emerging Growth Trust Series 0	201,843	187,614
Emerging Growth Trust Series 1	750,410	1,193,966
Emerging Markets Value Trust Series 0	110,543	754
Emerging Markets Value Trust Series 1	428,455	44,480
Emerging Small Company Trust Series 0	141,002	159,078
Emerging Small Company Trust Series 1	3,205,558	7,703,392
Equity-Income Trust Series 0	7,788,301	5,141,850
Equity-Income Trust Series 1	9,260,138	14,761,377
Financial Services Trust Series 0	283,617	97,392
Financial Services Trust Series 1	3,381,515	1,781,991
Franklin Templeton Founding Allocation Trust Series 0	157,451	1,012
Fundamental Value Trust Series 0	794,175	109,573
Fundamental Value Trust Series 1	5,873,273	1,712,550
Global Allocation Trust Series 0	112,941	61,678
Global Allocation Trust Series 1	900,543	2,718,952
Global Bond Trust Series 0	4,429,746	3,214,625
Global Bond Trust Series 1	6,083,177	6,668,087
Global Real Estate Trust Series 1	3,954	68
Global Trust Series 0	294,626	405,567
Global Trust Series 1	1,253,500	3,649,876
Growth & Income Trust Series 0	91,128	1,616,577
Health Sciences Trust Series 0	1,159,455	658,854
Health Sciences Trust Series 1	5,207,708	4,544,018
High Yield Trust Series 0	857,360	500,937
High Yield Trust Series 1	2,722,314	4,594,659
Income & Value Trust Series 0	65,531	96,731
Income & Value Trust Series 1	3,937,563	5,681,624
International Core Trust Series 0	306,352	188,797
International Core Trust Series 1	2,796,688	3,918,482
International Equity Index Trust A Series 1	5,066,929	2,444,234
International Equity Index Trust B Series 0	6,269,666	2,542,592
International Opportunities Trust Series 0	3,343,435	1,298,626
International Opportunities Trust Series 1	3,314,345	2,477,676
International Small Cap Trust Series 0	304,437	342,265
International Small Cap Trust Series 1	3,533,434	4,720,546
International Value Trust Series 0	1,288,803	379,994
International Value Trust Series 1	10,082,831	18,527,265
Investment Quality Bond Trust Series 0	267,602	222,249
Investment Quality Bond Trust Series 1	1,661,382	2,970,249
Large Cap Trust Series 0	83,840	27,255
Large Cap Trust Series 1	1,359,704	1,299,736
Large Cap Value Trust Series 0	518,264	113,844

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

	Purchases	Sales
Sub-accounts:
Large Cap Value Trust Series 1	$2,698,290	$4,164,048
Lifestyle Aggressive Trust Series 0	2,574,647	418,485
Lifestyle Aggressive Trust Series 1	4,306,314	4,454,298
Lifestyle Balanced Trust Series 0	2,925,640	1,306,646
Lifestyle Balanced Trust Series 1	5,669,308	5,077,558
Lifestyle Conservative Trust Series 0	365,412	29,306
Lifestyle Conservative Trust Series 1	3,680,423	6,082,436
Lifestyle Growth Trust Series 0	3,903,916	1,144,435
Lifestyle Growth Trust Series 1	4,361,737	2,932,629
Lifestyle Moderate Trust Series 0	2,233,942	1,094,831
Lifestyle Moderate Trust Series 1	1,510,821	1,572,865
Managed Trust Series 0	80,665	139,981
Mid Cap Index Trust Series 0	917,886	419,628
Mid Cap Index Trust Series 1	3,382,500	10,019,561
Mid Cap Intersection Trust Series 0	50,549	6,620
Mid Cap Intersection Trust Series 1	1,007	1,853
Mid Cap Stock Trust Series 0	2,596,486	1,184,797
Mid Cap Stock Trust Series 1	6,666,328	5,290,202
Mid Cap Value Trust Series 0	2,413,323	1,251,609
Mid Cap Value Trust Series 1	4,935,957	6,122,122
Mid Value Trust Series 0	2,748,379	2,920,514
Money Market Trust B Series 0	83,128,987	35,183,227
Money Market Trust Series 1	55,574,844	38,094,100
Natural Resources Trust Series 0	1,684,322	1,047,996
Natural Resources Trust Series 1	12,387,295	9,566,990
Optimized All Cap Trust Series 0	1,800,322	631,123
Optimized All Cap Trust Series 1	219,469	124,040
Optimized Value Trust Series 0	24,831	25,451
Optimized Value Trust Series 1	147,412	638,570
Overseas Equity Trust Series 0	1,515,909	1,086,622
Pacific Rim Trust Series 0	1,210,183	724,921
Pacific Rim Trust Series 1	4,012,389	3,661,859
Quantitative Mid Cap Trust Series 0	14,870	82,786
Quantitative Mid Cap Trust Series 1	7,145	49,825
Real Estate Securities Trust Series 0	5,838,019	5,054,879
Real Estate Securities Trust Series 1	6,097,606	10,694,525
Real Return Bond Trust Series 0	1,301,672	413,148
Real Return Bond Trust Series 1	7,693,505	6,862,030
Science & Technology Trust Series 0	1,119,092	746,333
Science & Technology Trust Series 1	3,967,377	6,519,152
Short-Term Bond Trust Series 0	245,767	266,067
Small Cap Growth Trust Series 0	2,502,734	2,099,773
Small Cap Growth Trust Series 1	467,340	384,231
Small Cap Index Trust Series 0	744,399	497,573
Small Cap Index Trust Series 1	1,507,605	2,886,720
Small Cap Opportunities Trust Series 0	46,356	42,065
Small Cap Opportunities Trust Series 1	713,899	2,262,710
Small Cap Trust Series 0	258,476	221,147
Small Cap Trust Series 1	561,436	551,914
Small Cap Value Trust Series 0	2,914,146	2,711,935
Small Cap Value Trust Series 1	1,436,535	656,582

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

	Purchases	Sales
Sub-accounts:
Small Company Trust Series 1	$982,041	$355,478
Small Company Value Trust Series 0	1,040,956	466,886
Small Company Value Trust Series 1	6,484,083	9,985,314
Strategic Bond Trust Series 0	59,072	85,421
Strategic Bond Trust Series 1	1,294,618	3,310,184
Strategic Income Trust Series 0	9,834	5,543
Strategic Income Trust Series 1	2,832,714	1,743,409
Total Bond Market Trust B Series 0	4,748,513	2,366,845
Total Return Trust Series 0	3,145,563	1,066,005
Total Return Trust Series 1	40,197,504	29,810,080
Total Stock Market Index Trust Series 0	1,047,695	866,017
Total Stock Market Index Trust Series 1	1,087,880	2,085,172
U.S. Core Trust Series 0	176,545	657,059
U.S. Core Trust Series 1	1,274,867	6,433,068
U.S. Global Leaders Growth Trust Series 0	2,565	3,774
U.S. Global Leaders Growth Trust Series 1	117,168	666,809
U.S. Government Securities Trust Series 0	791,963	681,204
U.S. Government Securities Trust Series 1	8,155,702	9,634,896
U.S. High Yield Bond Trust Series 0	205,181	21,625
U.S. High Yield Bond Trust Series 1	1,844,264	1,994,449
U.S. Large Cap Trust Series 0	36,569	67,483
U.S. Large Cap Trust Series 1	2,431,507	7,399,486
Utilities Trust Series 0	1,485,679	729,277
Utilities Trust Series 1	3,230,889	2,512,717
Value Trust Series 0	912,748	695,754
Value Trust Series 1	3,449,099	5,690,627
All Asset Portfolio Series 0	75,567	3,402
All Asset Portfolio Series 1	786,230	854,014

	$539,300,697	$490,237,551

6.	Transaction with Affiliates

John Hancock Distributors LLC, a registered broker-dealer and wholly owned subsidiary of JHUSA, acts as the principal underwriter of the Contracts pursuant to a distribution agreement with the Company. Contracts are sold by registered representatives of either John Hancock Distributors LLC or other broker-dealers having distribution agreements with John Hancock Distributors LLC who are also authorized as variable life insurance agents under applicable state insurance laws. Registered representatives are compensated on a commission basis.

JHUSA has a formal service agreement with its ultimate parent company, MFC, which can be terminated by either party upon two months’ notice. Under this agreement, JHUSA pays for legal, actuarial, investment and certain other administrative services.

The majority of the investments held by the Account are invested in the Trust (Note 1).

Mortality and expense risks charge, as described in Note 3, are paid to JHUSA.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

7.	Diversification Requirements

The Internal Revenue Service has issued regulations under Section 817(h) of the Internal Revenue Code. Under the provisions of Section 817(h) of the Code, a variable life contract will not be treated as a life contract for federal tax purposes for any period for which the investments of the Separate Account on which the contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbour test or diversification requirements set forth in regulations issued by the Secretary of Treasury. The Company believes that the Account satisfies the current requirements of the regulations, and it intends that the Account will continue to meet such requirements.

8.	Comparatives

The comparative financial statements of certain Sub-accounts have been restated from the prior year financial statements previously presented. The restatement comprises of reclassification between the various line items in the Statement of Operations and Changes in Contract Owners’ Equity. The reclassification did not result in changes to assets and net increase (decrease) in assets from operations.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	500 Index Trust B Series 0
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (e)
Units, beginning of period	1,025,869	962,976	1,649,564	—
Units issued	805,900	588,557	497,491	2,372,470
Units redeemed	(612,321)	(525,664)	(1,184,079)	(722,906)

Units, end of period	1,219,448	1,025,869	962,976	1,649,564

Unit value, end of period $	10.17 to 16.66	16.28 to 26.53	15.57 to 25.20	13.57 to 13.60
Assets, end of period $	16,165,681	20,742,059	17,764,778	22,413,056
Investment income ratio*	2.35%	3.00%	1.22%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.65%	0.00% to 0.70%	0.40% to 0.70%	0.40% to 0.70%
Total return, lowest to highest***	(37.60%) to (37.19%)	4.51% to 5.25%	14.76% to 15.56%	8.56% to 8.78%

(e)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	500 Index Trust Series 1
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04
Units, beginning of period	1,964,200	895,420	1,012,464	689,458	575,198
Units issued	694,681	2,318,216	705,327	932,154	773,654
Units redeemed	(1,163,749)	(1,249,436)	(822,371)	(609,148)	(659,394)

Units, end of period	1,495,132	1,964,200	895,420	1,012,464	689,458

Unit value, end of period $	8.22 to 8.49	13.16 to 13.53	12.47 to 12.91	10.89 to 11.16	10.51 to 10.72
Assets, end of period $	12,533,893	26,274,333	11,434,368	11,226,224	7,356,251
Investment income ratio*	0.68%	2.26%	0.90%	1.22%	0.81%
Expense ratio, lowest to highest**	0.25% to 0.65%	0.25% to 0.65%	0.25% to 0.65%	0.35% to 0.65%	0.35% to 0.65%
Total return, lowest to highest***	(37.51%) to (37.26%)	4.39% to 4.83%	14.52% to 15.15%	3.60% to 4.09%	9.54% to 10.05%

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Active Bond Trust Series 0
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	10,394	2,511	—
Units issued	13,837	11,919	11,827
Units redeemed	(13,855)	(4,036)	(9,316)

Units, end of period	10,376	10,394	2,511

Unit value, end of period $	40.09	44.78	43.05
Assets, end of period $	415,916	465,396	108,061
Investment income ratio*	5.06%	12.60%	22.71%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%
Total return, lowest to highest***	(10.48%) to (7.37%)	4.03%	4.54%

(g)	Fund available in prior year but no activity.

	Sub-Account
	Active Bond Trust Series 1
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (e)
Units, beginning of period	141,516	339,657	329,188	—
Units issued	174,296	133,020	111,305	647,762
Units redeemed	(248,102)	(331,161)	(100,836)	(318,574)

Units, end of period	67,710	141,516	339,657	329,188

Unit value, end of period $	12.06 to 12.21	13.54 to 13.69	13.11 to 13.18	12.64 to 12.67
Assets, end of period $	820,988	1,929,828	4,464,604	4,165,458
Investment income ratio*	4.00%	9.09%	2.60%	0.00%
Expense ratio, lowest to highest**	0.30% to 0.65%	0.30% to 0.70%	0.35% to 0.70%	0.35% to 0.70%
Total return, lowest to highest***	(11.11%) to (10.80%)	3.30% to 3.73%	3.70% to 4.05%	1.14% to 1.36%

(e)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

Sub-Account
All Asset Portfolio Series 0
Year Ended Dec. 31/08 (g)
Units, beginning of period	—
Units issued	6,143
Units redeemed	(314)

Units, end of period	5,829

Unit value, end of period $	9.93
Assets, end of period $	57,882
Investment income ratio*	7.52%
Expense ratio, lowest to highest**	0.00%
Total return, lowest to highest***	(16.17%) to (12.60%)

(g)	Fund available in prior year but no activity.

	Sub-Account
	All Asset Portfolio Series 1
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04 (b)
Units, beginning of period	52,918	51,984	36,420	5,558	—
Units issued	45,309	29,880	33,107	44,219	5,623
Units redeemed	(53,376)	(28,946)	(17,543)	(13,357)	(65)

Units, end of period	44,851	52,918	51,984	36,420	5,558

Unit value, end of period $	13.59 to 13.72	16.32 to 16.45	15.21 to 15.30	14.67 to 14.72	13.94
Assets, end of period $	614,073	867,298	793,435	534,735	77,490
Investment income ratio*	5.30%	6.92%	5.36%	5.84%	17.85%
Expense ratio, lowest to highest**	0.45% to 0.65%	0.45% to 0.65%	0.45% to 0.65%	0.45% to 0.65%	0.65%
Total return, lowest to highest***	(16.71%) to (16.54%)	7.29% to 7.52%	3.68% to 3.89%	5.25% to 5.47%	11.53%

(b)	Reflects the period from commencement of operations on May 3, 2004 through December 31, 2004.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	All Cap Core Trust Series 0
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	2,196	23	—
Units issued	207,065	2,544	24
Units redeemed	(207,362)	(371)	(1)

Units, end of period	1,899	2,196	23

Unit value, end of period $	8.05	13.34	12.98
Assets, end of period $	15,283	29,280	295
Investment income ratio*	1.09%	1.93%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%
Total return, lowest to highest***	(39.60%) to (26.69%)	2.70%	14.77%

(g)	Fund available in prior year but no activity.

	Sub-Account
	All Cap Core Trust Series 1
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04
Units, beginning of period	556,146	234,795	180,858	192,844	384,083
Units issued	155,444	480,351	126,247	60,566	162,081
Units redeemed	(299,712)	(159,000)	(72,310)	(72,552)	(353,320)

Units, end of period	411,878	556,146	234,795	180,858	192,844

Unit value, end of period $	11.98 to 12.31	19.90 to 20.46	10.80 to 19.99	9.46 to 7.43	8.72 to 16.04
Assets, end of period $	5,019,487	11,287,106	4,565,986	3,066,213	3,006,912
Investment income ratio*	1.55%	1.52%	0.64%	0.73%	0.50%
Expense ratio, lowest to highest**	0.30% to 0.65%	0.30% to 0.70%	0.30% to 0.70%	0.35% to 0.70%	0.35% to 0.65%
Total return, lowest to highest***	(40.02%) to (39.81%)	1.95% to 2.35%	13.95% to 14.40%	8.32% to 8.70%	15.57% to 15.92%

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	All Cap Growth Trust Series 0
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	1,662	69	—
Units issued	5,687	23,363	71
Units redeemed	(1,600)	(21,770)	(2)

Units, end of period	5,749	1,662	69

Unit value, end of period $	8.09	13.92	12.42
Assets, end of period $	46,490	23,129	847
Investment income ratio*	0.81%	0.07%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%
Total return, lowest to highest***	(41.91%) to (26.41%)	12.08%	6.63%

(g)	Fund available in prior year but no activity.

	Sub-Account
	All Cap Growth Trust Series 1
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04
Units, beginning of period	167,960	192,315	377,588	413,068	507,091
Units issued	90,328	44,827	87,667	136,091	266,106
Units redeemed	(93,845)	(69,182)	(272,940)	(171,571)	(360,129)

Units, end of period	164,443	167,960	192,315	377,588	413,068

Unit value, end of period $	14.05 to 14.44	24.27 to 24.95	11.42 to 22.34	10.77 to 20.97	9.94 to 19.31
Assets, end of period $	2,348,296	4,091,403	4,175,639	7,772,423	7,837,329
Investment income ratio*	0.34%	0.05%	0.00%	0.00%	0.00%
Expense ratio, lowest to highest**	0.30% to 0.65%	0.30% to 0.70%	0.30% to 0.70%	0.35% to 0.70%	0.35% to 0.65%
Total return, lowest to highest***	(42.32%) to (42.12%)	11.27% to 11.72%	5.83% to 6.25%	8.23% to 8.61%	5.83% to 6.14%

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	All Cap Value Trust Series 0
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	3,203	23	—
Units issued	22,505	4,384	24
Units redeemed	(3,877)	(1,204)	(1)

Units, end of period	21,831	3,203	23

Unit value, end of period $	9.78	13.74	12.64
Assets, end of period $	213,526	44,000	288
Investment income ratio*	2.30%	2.41%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%
Total return, lowest to highest***	(28.80%) to (19.83%)	8.68%	13.82%

(g)	Fund available in prior year but no activity.

	Sub-Account
	All Cap Value Trust Series 1
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04
Units, beginning of period	462,488	116,701	112,887	111,377	42,078
Units issued	67,408	390,109	81,884	43,049	149,430
Units redeemed	(165,964)	(44,322)	(78,070)	(41,539)	(80,131)

Units, end of period	363,932	462,488	116,701	112,887	111,377

Unit value, end of period $	12.88 to 13.23	18.21 to 18.64	16.92 to 17.21	14.97 to 15.19	14.26 to 14.42
Assets, end of period $	4,771,874	8,557,532	1,998,682	1,705,935	1,596,891
Investment income ratio*	0.80%	2.02%	0.80%	0.52%	0.33%
Expense ratio, lowest to highest**	0.30% to 0.65%	0.30% to 0.65%	0.35% to 0.65%	0.35% to 0.65%	0.35% to 0.65%
Total return, lowest to highest***	(29.25%) to (28.99%)	7.62% to 8.01%	12.98% to 13.32%	5.03% to 5.35%	15.20% to 15.55%

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

Sub-Account
American Asset Allocation Trust Series 1
Year Ended Dec. 31/08 (f)
Units, beginning of period	—
Units issued	30,140
Units redeemed	(392)

Units, end of period	29,748

Unit value, end of period $	7.23 to 7.26
Assets, end of period $	215,822
Investment income ratio*	8.19%
Expense ratio, lowest to highest**	0.00% to 0.65%
Total return, lowest to highest***	(27.71%) to (27.39%)

(f)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

	Sub-Account
	American Blue Chip Income and Growth Trust Series 1
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04
Units, beginning of period	198,959	269,745	141,580	23,565	14,497
Units issued	219,437	117,978	276,354	149,882	24,431
Units redeemed	(182,940)	(188,764)	(148,189)	(31,867)	(15,363)

Units, end of period	235,456	198,959	269,745	141,580	23,565

Unit value, end of period $	8.36 to 12.04	13.21 to 19.15	12.99 to 19.17	16.32 to 16.44	15.38 to 15.44
Assets, end of period $	2,652,929	3,540,621	5,160,481	2,325,308	362,839
Investment income ratio*	4.38%	2.35%	0.55%	0.19%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.65%	0.00% to 0.65%	0.00% to 0.65%	0.35% to 0.65%	0.40% to 0.65%
Total return, lowest to highest***	(37.14%) to (36.72%)	0.99% to 1.65%	16.24% to 16.99%	6.07% to 6.39%	8.61% to 8.87%

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	American Bond Trust Series 1
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	284,176	30,383	—
Units issued	237,329	417,624	34,152
Units redeemed	(374,948)	(163,831)	(3,769)

Units, end of period	146,557	284,176	30,383

Unit value, end of period $	10.02 to 12.27	11.10 to 13.68	10.78 to 13.40
Assets, end of period $	1,736,403	3,845,351	406,830
Investment income ratio*	8.31%	4.39%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.65%	0.00% to 0.65%	0.00% to 0.65%
Total return, lowest to highest***	(10.30%) to (9.72%)	2.31% to 2.96%	5.89% to 6.57%

(g)	Fund available in prior year but no activity.

	Sub-Account
	American Growth Trust Series 1
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04
Units, beginning of period	1,130,158	1,885,429	1,469,444	534,464	106,170
Units issued	1,206,254	653,970	690,357	1,438,001	615,014
Units redeemed	(680,208)	(1,409,241)	(274,372)	(503,021)	(186,720)

Units, end of period	1,656,204	1,130,158	1,885,429	1,469,444	534,464

Unit value, end of period $	8.21 to 11.93	14.71 to 21.52	13.15 to 19.59	17.74 to 17.89	15.42 to 15.49
Assets, end of period $	18,483,137	23,277,773	36,590,362	26,189,118	8,261,844
Investment income ratio*	2.08%	1.23%	0.29%	0.00%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.65%	0.00% to 0.65%	0.00% to 0.65%	0.30% to 0.65%	0.35% to 0.65%
Total return, lowest to highest***	(44.56%) to (44.20%)	11.20% to 11.94%	9.09% to 9.80%	15.04% to 15.44%	11.38% to 11.71%

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	American Growth-Income Trust Series 1
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04
Units, beginning of period	246,940	164,133	168,096	114,971	3,474
Units issued	282,920	204,622	71,113	82,686	230,255
Units redeemed	(371,790)	(121,815)	(75,076)	(29,561)	(118,758)

Units, end of period	158,070	246,940	164,133	168,096	114,971

Unit value, end of period $	8.17 to 11.77	13.20 to 19.14	12.61 to 18.60	16.14 to 16.26	15.41 to 15.47
Assets, end of period $	1,533,150	4,332,011	3,009,500	2,725,094	1,775,824
Investment income ratio*	1.08%	2.32%	1.09%	0.45%	0.30%
Expense ratio, lowest to highest**	0.00% to 0.65%	0.00% to 0.65%	0.00% to 0.65%	0.35% to 0.65%	0.35% to 0.65%
Total return, lowest to highest***	(38.48%) to (38.08%)	3.96% to 4.64%	14.06% to 14.80%	4.75% to 5.08%	9.24% to 9.57%

	Sub-Account
	American International Trust Series 1
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04
Units, beginning of period	1,766,825	1,393,157	705,780	94,988	7,859
Units issued	777,351	740,354	930,416	664,947	98,310
Units redeemed	(951,628)	(366,686)	(243,039)	(54,155)	(11,181)

Units, end of period	1,592,548	1,766,825	1,393,157	705,780	94,988

Unit value, end of period $	10.14 to 17.23	17.60 to 30.09	14.72 to 25.64	21.51 to 21.70	17.88 to 17.96
Assets, end of period $	22,506,461	46,461,807	30,618,091	15,253,954	1,702,860
Investment income ratio*	3.64%	1.88%	0.71%	0.55%	0.43%
Expense ratio, lowest to highest**	0.00% to 0.65%	0.00% to 0.65%	0.00% to 0.65%	0.30% to 0.65%	0.35% to 0.65%
Total return, lowest to highest***	(42.74%) to (42.37%)	18.80% to 19.58%	17.77% to 18.54%	20.29% to 20.70%	18.11% to 18.47%

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Blue Chip Growth Trust Series 0
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	31,993	11,570	—
Units issued	35,457	37,198	11,788
Units redeemed	(16,294)	(16,775)	(218)

Units, end of period	51,156	31,993	11,570

Unit value, end of period $	39.69	69.05	61.21
Assets, end of period $	2,030,472	2,209,133	708,170
Investment income ratio*	0.47%	0.85%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%
Total return, lowest to highest***	(42.52%) to (28.71%)	12.81%	9.59%

(g)	Fund available in prior year but no activity.

	Sub-Account
	Blue Chip Growth Trust Series 1
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04
Units, beginning of period	996,389	1,083,341	1,450,904	1,667,853	2,092,515
Units issued	442,153	327,662	544,153	562,542	958,632
Units redeemed	(678,962)	(414,614)	(911,716)	(779,491)	(1,383,294)

Units, end of period	759,580	996,389	1,083,341	1,450,904	1,667,853

Unit value, end of period $	15.13 to 15.62	26.40 to 27.25	12.73 to 24.23	11.68 to 22.06	11.12 to 20.96
Assets, end of period $	10,660,570	25,026,470	24,026,155	29,446,370	32,373,276
Investment income ratio*	0.30%	0.71%	0.21%	0.41%	0.11%
Expense ratio, lowest to highest**	0.25% to 0.65%	0.25% to 0.70%	0.25% to 0.70%	0.35% to 0.70%	0.35% to 0.65%
Total return, lowest to highest***	(42.91%) to (42.68%)	11.96% to 12.46%	8.82% to 9.30%	4.86% to 5.23%	8.33% to 8.65%

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Capital Appreciation Trust Series 0
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	15,717	8,132	—
Units issued	80,292	21,870	8,767
Units redeemed	(82,225)	(14,285)	(635)

Units, end of period	13,784	15,717	8,132

Unit value, end of period $	8.72	13.89	12.43
Assets, end of period $	120,161	218,272	101,106
Investment income ratio*	0.21%	0.48%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%
Total return, lowest to highest***	(37.24%) to (23.78%)	11.70%	2.38%

(g)	Fund available in prior year but no activity.

	Sub-Account
	Capital Appreciation Trust Series 1
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04
Units, beginning of period	579,428	643,831	177,674	91,845	126,280
Units issued	275,841	206,246	782,997	129,375	65,459
Units redeemed	(321,555)	(270,649)	(316,840)	(43,546)	(99,894)

Units, end of period	533,714	579,428	643,831	177,674	91,845

Unit value, end of period $	8.47 to 8.70	13.53 to 13.90	12.21 to 12.46	12.05 to 12.20	10.64 to 10.75
Assets, end of period $	4,582,828	7,967,841	7,949,747	2,156,867	982,755
Investment income ratio*	0.45%	0.29%	0.00%	0.00%	0.00%
Expense ratio, lowest to highest**	0.30% to 0.65%	0.30% to 0.70%	0.35% to 0.70%	0.40% to 0.65%	0.40% to 0.65%
Total return, lowest to highest***	(37.63%) to (37.42%)	10.83% to 11.28%	1.56% to 1.90%	13.25% to 13.55%	8.61% to 8.88%

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

Sub-Account
Capital Appreciation Value Trust Series 1
Year Ended Dec. 31/08 (f)
Units, beginning of period	—
Units issued	422
Units redeemed	(15)

Units, end of period	407

Unit value, end of period $	7.23
Assets, end of period $	2,947
Investment income ratio*	3.95%
Expense ratio, lowest to highest**	0.65%
Total return, lowest to highest***	(27.66%)

(f)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

	Sub-Account
	Classic Value Trust Series 0
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	1,965	52	—
Units issued	2,121	2,669	54
Units redeemed	(997)	(756)	(2)

Units, end of period	3,089	1,965	52

Unit value, end of period $	6.23	11.44	13.09
Assets, end of period $	19,249	22,489	683
Investment income ratio*	2.43%	6.39%	2.93%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%
Total return, lowest to highest***	(45.55%) to (30.65%)	(12.58%)	16.14%

(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Classic Value Trust Series 1
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (g)
Units, beginning of period	49,364	63,050	28,771	—
Units issued	2,623	9,414	45,105	30,518
Units redeemed	(41,142)	(23,100)	(10,826)	(1,747)

Units, end of period	10,845	49,364	63,050	28,771

Unit value, end of period $	8.16 to 8.27	15.08 to 15.25	17.36 to 17.45	15.06 to 15.11
Assets, end of period $	89,243	747,147	1,098,196	433,522
Investment income ratio*	1.30%	1.40%	1.45%	3.55%
Expense ratio, lowest to highest**	0.35% to 0.65%	0.35% to 0.65%	0.45% to 0.65%	0.45% to 0.65%
Total return, lowest to highest***	(45.91%) to (45.74%)	(13.15%) to (12.89%)	15.29% to 15.51%	8.72% to 8.92%

(g)	Fund available in prior year but no activity.

Sub-Account
Core Bond Trust Series 0
Year Ended Dec. 31/08 (g)
Units, beginning of period	—
Units issued	523
Units redeemed	(258)

Units, end of period	265

Unit value, end of period $	11.53
Assets, end of period $	3,058
Investment income ratio*	10.44%
Expense ratio, lowest to highest**	0.00%
Total return, lowest to highest***	1.41% to 3.36%

(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Core Bond Trust Series 1
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (e)
Units, beginning of period	87	27	6	—
Units issued	1,518	121	22	6
Units redeemed	(6)	(61)	(1)	—

Units, end of period	1,599	87	27	6

Unit value, end of period $	14.05 to 14.15	13.69 to 13.76	12.97	12.58
Assets, end of period $	22,482	1,200	355	72
Investment income ratio*	15.48%	8.28%	2.15%	0.00%
Expense ratio, lowest to highest**	0.45% to 0.65%	0.45% to 0.65%	0.65%	0.65%
Total return, lowest to highest***	2.63% to 2.82%	5.58% to 5.76%	3.13%	0.60%

(e)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Core Equity Trust Series 0
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	3,181	525	—
Units issued	5,403	3,907	544
Units redeemed	(731)	(1,251)	(19)

Units, end of period	7,853	3,181	525

Unit value, end of period $	5.28	11.59	12.31
Assets, end of period $	41,456	36,874	6,466
Investment income ratio*	20.74%	0.08%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%
Total return, lowest to highest***	(54.46%) to (30.69%)	(5.85%)	6.73%

(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Core Equity Trust Series 1
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (g)
Units, beginning of period	39,293	43,160	19,069	—
Units issued	12,000	173,345	30,049	25,690
Units redeemed	(30,209)	(177,212)	(5,958)	(6,621)

Units, end of period	21,084	39,293	43,160	19,069

Unit value, end of period $	6.69 to 6.75	14.78 to 14.89	15.81 to 15.89	14.91 to 14.96
Assets, end of period $	141,361	581,986	683,107	284,444
Investment income ratio*	11.05%	0.00%	0.00%	0.00%
Expense ratio, lowest to highest**	0.45% to 0.65%	0.45% to 0.65%	0.45% to 0.65%	0.45% to 0.65%
Total return, lowest to highest***	(54.75%) to (54.67%)	(6.50%) to (6.31%)	6.05% to 6.26%	5.22% to 5.42%

(g)	Fund available in prior year but no activity.

Sub-Account
Disciplined Diversification Trust Series 1
Year Ended Dec. 31/08 (f)
Units, beginning of period	—
Units issued	5,952
Units redeemed	(5,952)

Units, end of period	—

Unit value, end of period $	7.18
Assets, end of period $	—
Investment income ratio*	0.00%
Expense ratio, lowest to highest**	0.65%
Total return, lowest to highest***	(28.19%)

(f)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Dynamic Growth Trust Series 0
	Year Ended Dec. 31/08 (ah)	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	9,665	2,063	—
Units issued	1,498	12,048	2,331
Units redeemed	(11,163)	(4,446)	(268)

Units, end of period	—	9,665	2,063

Unit value, end of period $	12.82	14.19	12.96
Assets, end of period $	—	137,099	26,745
Investment income ratio*	0.00%	0.00%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%
Total return, lowest to highest***	(9.61%)	9.44%	10.83%

(ah)	Terminated as an investment option and funds transferred to Mid Cap Stock Trust on April 28, 2008.
(g)	Fund available in prior year but no activity.

	Sub-Account
	Dynamic Growth Trust Series 1
	Year Ended Dec. 31/08 (ah)	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04
Units, beginning of period	371,867	613,046	770,700	544,964	577,167
Units issued	35,438	207,163	940,197	518,036	670,334
Units redeemed	(407,305)	(448,342)	(1,097,851)	(292,300)	(702,537)

Units, end of period	—	371,867	613,046	770,700	544,964

Unit value, end of period $	5.67 to 5.85	6.27 to 6.48	05.78 to 05.94	5.24 to 5.34	4.70 to 4.77
Assets, end of period $	—	2,375,285	3,605,224	4,088,844	2,585,369
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Expense ratio, lowest to highest**	0.25% to 0.65%	0.25% to 0.70%	0.25% to 0.70%	0.35% to 0.70%	0.35% to 0.65%
Total return, lowest to highest***	(9.84%) to (9.72%)	8.51% to 9.01%	10.25% to 10.76%	11.62% to 12.00%	9.29% to 9.62%

(ah)	Terminated as an investment option and funds transferred to Mid Cap Stock Trust on April 28, 2008.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Emerging Growth Trust Series 0
	Year Ended Dec. 31/08 (ab)	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	6,985	47	—
Units issued	17,695	13,135	49
Units redeemed	(24,680)	(6,197)	(2)

Units, end of period	—	6,985	47

Unit value, end of period $	7.09	13.88	13.34
Assets, end of period $	—	96,947	635
Investment income ratio*	0.26%	0.28%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%
Total return, lowest to highest***	(48.90%) to (38.61%)	4.02%	11.59%

(ab)	Terminated as an investment option and funds transferred to Small Cap Growth Trust on November 10, 2008.
(g)	Fund available in prior year but no activity.

	Sub-Account
	Emerging Growth Trust Series 1
	Year Ended Dec. 31/08 (ab)	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04
Units, beginning of period	38,480	22,791	16,147	3,541	13,715
Units issued	46,068	40,460	23,611	32,098	27,399
Units redeemed	(84,548)	(24,771)	(16,967)	(19,492)	(37,573)

Units, end of period	—	38,480	22,791	16,147	3,541

Unit value, end of period $	10.76 to 10.91	21.17 to 21.47	20.51 to 20.74	18.50 to 18.60	17.29 to 17.35
Assets, end of period $	—	821,867	470,425	300,058	61,397
Investment income ratio*	0.32%	0.16%	0.00%	0.00%	0.00%
Expense ratio, lowest to highest**	0.40% to 0.65%	0.35% to 0.65%	0.35% to 0.65%	0.45% to 0.65%	0.45% to 0.65%
Total return, lowest to highest***	(49.19%) to (49.08%)	3.20% to 3.52%	10.88% to 11.21%	6.96% to 7.17%	6.20% to 6.41%

(ab)	Terminated as an investment option and funds transferred to Small Cap Growth Trust on November 10, 2008.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

Sub-Account
Emerging Markets Value Trust Series 0
Year Ended Dec. 31/08 (g)
Units, beginning of period	—
Units issued	17,760
Units redeemed	(115)

Units, end of period	17,645

Unit value, end of period $	5.77
Assets, end of period $	101,749
Investment income ratio*	18.41%
Expense ratio, lowest to highest**	0.00%
Total return, lowest to highest***	(51.92%)

(g)	Fund available in prior year but no activity.

	Sub-Account
	Emerging Markets Value Trust Series 1
	Year Ended Dec. 31/08	Year Ended Dec. 31/07 (w)
Units, beginning of period	6,228	—
Units issued	35,677	6,275
Units redeemed	(3,170)	(47)

Units, end of period	38,735	6,228

Unit value, end of period $	7.13 to 7.16	14.93
Assets, end of period $	277,069	93,016
Investment income ratio*	4.00%	2.90%
Expense ratio, lowest to highest**	0.40% to 0.65%	0.65%
Total return, lowest to highest***	(52.25%) to (52.13%)	19.46%

(w)	Reflects the period from commencement of operations on April 30, 2007 through December 31, 2007.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Emerging Small Company Trust Series 0
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	27,963	10,644	—
Units issued	12,888	28,805	11,516
Units redeemed	(17,895)	(11,486)	(872)

Units, end of period	22,956	27,963	10,644

Unit value, end of period $	7.29	12.83	11.87
Assets, end of period $	167,240	358,856	126,387
Investment income ratio*	0.00%	0.00%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%
Total return, lowest to highest***	(43.23%) to (31.25%)	8.08%	2.44%

(g)	Fund available in prior year but no activity.

	Sub-Account
	Emerging Small Company Trust Series 1
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04
Units, beginning of period	388,892	520,176	669,785	687,402	911,363
Units issued	73,633	64,222	138,895	232,231	273,287
Units redeemed	(136,933)	(195,506)	(288,504)	(249,848)	(497,248)

Units, end of period	325,592	388,892	520,176	669,785	687,402

Unit value, end of period $	54.90 to 56.91	97.47 to 100.59	13.50 to 93.33	13.25 to 91.13	12.69 to 86.85
Assets, end of period $	15,606,022	33,623,081	40,696,420	50,949,308	50,607,293
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Expense ratio, lowest to highest**	0.25% to 0.70%	0.25% to 0.70%	0.25% to 0.70%	0.30% to 0.70%	0.35% to 0.65%
Total return, lowest to highest***	(43.68%) to (43.42%)	7.29% to 7.78%	1.70% to 2.15%	4.31% to 4.73%	10.80% to 11.13%

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Equity-Income Trust Series 0
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	354,274	238,801	—
Units issued	269,861	177,383	271,056
Units redeemed	(201,447)	(61,910)	(32,255)

Units, end of period	422,688	354,274	238,801

Unit value, end of period $	19.40	30.29	29.30
Assets, end of period $	8,202,004	10,730,873	6,996,068
Investment income ratio*	2.71%	3.15%	1.68%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%
Total return, lowest to highest***	(35.94%) to (24.93%)	3.39%	19.05%

(g)	Fund available in prior year but no activity.

	Sub-Account
	Equity-Income Trust Series 1
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04
Units, beginning of period	1,209,463	1,391,728	1,578,724	1,646,238	1,460,643
Units issued	365,614	555,776	690,921	759,963	1,139,513
Units redeemed	(630,869)	(738,041)	(877,917)	(827,477)	(953,918)

Units, end of period	944,208	1,209,463	1,391,728	1,578,724	1,646,238

Unit value, end of period $	17.93 to 18.51	28.08 to 28.97	20.31 to 28.11	17.15 to 23.56	16.60 to 22.75
Assets, end of period $	16,578,137	33,434,627	37,693,322	36,227,178	36,760,871
Investment income ratio*	2.35%	2.82%	1.49%	1.25%	1.22%
Expense ratio, lowest to highest**	0.25% to 0.65%	0.25% to 0.70%	0.25% to 0.70%	0.35% to 0.70%	0.35% to 0.65%
Total return, lowest to highest***	(36.38%) to (36.12%)	2.62% to 3.09%	18.19% to 18.72%	3.20% to 3.56%	14.06% to 14.41%

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Financial Services Trust Series 0
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	2,300	45	—
Units issued	14,881	6,446	47
Units redeemed	(5,337)	(4,191)	(2)

Units, end of period	11,844	2,300	45

Unit value, end of period $	11.79	21.29	22.83
Assets, end of period $	139,607	48,965	1,024
Investment income ratio*	1.34%	1.83%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%
Total return, lowest to highest***	(44.63%) to (29.96%)	(6.73%)	23.16%

(g)	Fund available in prior year but no activity.

	Sub-Account
	Financial Services Trust Series 1
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04
Units, beginning of period	37,610	135,361	30,934	23,337	31,948
Units issued	251,270	45,254	119,009	17,012	39,967
Units redeemed	(130,877)	(143,005)	(14,582)	(9,415)	(48,578)

Units, end of period	158,003	37,610	135,361	30,934	23,337

Unit value, end of period $	9.34 to 9.56	16.99 to 17.33	18.35 to 18.66	15.00 to 15.14	13.75 to 13.85
Assets, end of period $	1,505,269	644,355	2,512,100	466,240	322,026
Investment income ratio*	1.65%	1.00%	0.22%	0.38%	0.37%
Expense ratio, lowest to highest**	0.35% to 0.65%	0.35% to 0.65%	0.35% to 0.65%	0.45% to 0.65%	0.45% to 0.65%
Total return, lowest to highest***	(45.01%) to (44.85%)	(7.42%) to (7.15%)	22.32% to 22.69%	9.07% to 9.28%	9.66% to 9.87%

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

Sub-Account
Franklin Templeton Founding Allocation Trust Series 0
Year Ended Dec. 31/08 (f)
Units, beginning of period	—
Units issued	23,225
Units redeemed	(159)

Units, end of period	23,066

Unit value, end of period $	6.79
Assets, end of period $	156,653
Investment income ratio*	20.48%
Expense ratio, lowest to highest**	0.00%
Total return, lowest to highest***	(32.08%) to (21.32%)

(f)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

	Sub-Account
	Fundamental Value Trust Series 0
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	8,642	7,976	—
Units issued	84,974	2,280	8,137
Units redeemed	(9,631)	(1,614)	(161)

Units, end of period	83,985	8,642	7,976

Unit value, end of period $	8.02	13.20	12.68
Assets, end of period $	673,278	114,075	101,153
Investment income ratio*	3.24%	1.77%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%
Total return, lowest to highest***	(39.27%) to (27.52%)	4.08%	14.55%

(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Fundamental Value Trust Series 1
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04
Units, beginning of period	235,968	258,420	194,312	168,396	93,865
Units issued	477,588	64,277	143,105	107,178	205,077
Units redeemed	(122,007)	(86,729)	(78,997)	(81,262)	(130,546)

Units, end of period	591,549	235,968	258,420	194,312	168,396

Unit value, end of period $	10.68 to 10.97	17.72 to 18.14	17.14 to 17.49	15.06 to 15.28	13.93 to 14.08
Assets, end of period $	6,384,680	4,226,469	4,461,137	2,943,943	2,356,047
Investment income ratio*	1.75%	1.58%	0.79%	0.42%	0.48%
Expense ratio, lowest to highest**	0.30% to 0.65%	0.30% to 0.65%	0.30% to 0.65%	0.35% to 0.65%	0.35% to 0.65%
Total return, lowest to highest***	(39.71%) to (39.50%)	3.36% to 3.73%	13.77% to 14.18%	8.14% to 8.46%	11.08% to 11.42%

	Sub-Account
	Global Allocation Trust Series 0
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	3,666	32	—
Units issued	8,903	4,011	33
Units redeemed	(5,127)	(377)	(1)

Units, end of period	7,442	3,666	32

Unit value, end of period $	8.51	12.93	12.31
Assets, end of period $	63,324	47,414	388
Investment income ratio*	6.73%	11.80%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%
Total return, lowest to highest***	(34.21%) to (24.39%)	5.06%	13.58%

(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Global Allocation Trust Series 1
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04
Units, beginning of period	170,839	136,763	26,935	17,767	3,613
Units issued	67,943	130,340	223,082	51,578	66,928
Units redeemed	(206,561)	(96,264)	(113,254)	(42,410)	(52,774)

Units, end of period	32,221	170,839	136,763	26,935	17,767

Unit value, end of period $	9.03 to 9.29	13.83 to 14.12	13.24 to 13.48	11.74 to 11.92	11.13 to 11.22
Assets, end of period $	294,279	2,404,378	1,826,871	316,420	197,769
Investment income ratio*	2.76%	6.32%	0.91%	0.65%	0.40%
Expense ratio, lowest to highest**	0.30% to 0.65%	0.35% to 0.65%	0.35% to 0.65%	0.35% to 0.65%	0.45% to 0.65%
Total return, lowest to highest***	(34.71%) to (34.48%)	4.45% to 4.76%	12.77% to 13.11%	5.51% to 5.84%	11.99% to 12.25%

	Sub-Account
	Global Bond Trust Series 0
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	232,906	156,254	—
Units issued	192,157	144,116	179,125
Units redeemed	(144,526)	(67,464)	(22,871)

Units, end of period	280,537	232,906	156,254

Unit value, end of period $	21.38	22.37	20.41
Assets, end of period $	5,998,144	5,209,990	3,189,038
Investment income ratio*	0.56%	8.01%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%
Total return, lowest to highest***	(4.42%) to (1.77%)	9.61%	5.27%

(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Global Bond Trust Series 1
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04
Units, beginning of period	252,132	263,273	283,511	218,132	196,659
Units issued	279,869	131,138	174,167	195,710	233,486
Units redeemed	(315,421)	(142,279)	(194,405)	(130,331)	(212,013)

Units, end of period	216,580	252,132	263,273	283,511	218,132

Unit value, end of period $	19.80 to 20.36	20.79 to 21.38	18.20 to 19.56	17.39 to 18.59	18.71 to 19.96
Assets, end of period $	4,354,555	5,343,383	5,088,466	5,234,432	4,323,117
Investment income ratio*	0.57%	7.18%	0.00%	4.26%	3.41%
Expense ratio, lowest to highest**	0.30% to 0.65%	0.30% to 0.70%	0.30% to 0.70%	0.35% to 0.70%	0.35% to 0.65%
Total return, lowest to highest***	(5.10%) to (4.78%)	8.86% to 9.30%	4.53% to 4.96%	(7.19%) to (6.87%)	9.53% to 9.85%

Sub-Account
Global Real Estate Trust Series 1
Year Ended Dec. 31/08 (f)
Units, beginning of period	—
Units issued	457
Units redeemed	(10)

Units, end of period	447

Unit value, end of period $	5.54
Assets, end of period $	2,480
Investment income ratio*	10.22%
Expense ratio, lowest to highest**	0.65%
Total return, lowest to highest***	(44.55%)

(f)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Global Trust Series 0
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	40,340	7,504	—
Units issued	24,420	44,553	7,736
Units redeemed	(31,830)	(11,717)	(232)

Units, end of period	32,930	40,340	7,504

Unit value, end of period $	8.32	13.75	13.57
Assets, end of period $	273,952	554,586	101,826
Investment income ratio*	2.41%	2.43%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%
Total return, lowest to highest***	(39.49%) to (23.39%)	1.32%	20.42%

(g)	Fund available in prior year but no activity.

	Sub-Account
	Global Trust Series 1
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04
Units, beginning of period	261,353	240,688	227,332	226,763	220,709
Units issued	68,244	141,074	148,216	88,843	178,596
Units redeemed	(184,321)	(120,409)	(134,860)	(88,274)	(172,542)

Units, end of period	145,276	261,353	240,688	227,332	226,763

Unit value, end of period $	14.30 to 14.71	23.72 to 24.40	18.08 to 24.15	15.10 to 20.08	13.72 to 18.20
Assets, end of period $	2,096,612	6,258,053	5,725,741	4,510,252	4,088,754
Investment income ratio*	1.77%	2.31%	1.27%	1.25%	1.76%
Expense ratio, lowest to highest**	0.30% to 0.65%	0.30% to 0.70%	0.30% to 0.70%	0.35% to 0.70%	0.35% to 0.65%
Total return, lowest to highest***	(39.94%) to (39.73%)	0.63% to 1.03%	19.49% to 19.96%	9.95% to 10.33%	14.01% to 14.35%

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Growth & Income Trust Series 0
	Year Ended Dec. 31/08 (ag)	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (m)
Units, beginning of period	20,384	16,963	—
Units issued	1,104	19,375	17,322
Units redeemed	(21,488)	(15,954)	(359)

Units, end of period	—	20,384	16,963

Unit value, end of period $	75.32	82.20	78.98
Assets, end of period $	—	1,675,550	1,339,825
Investment income ratio*	0.52%	1.81%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%
Total return, lowest to highest***	(8.36%)	4.07%	12.72%

(ag)	Terminated as an investment option and funds transferred to Optimized All Cap Trust on April 28, 2008.
(m)	Fund renamed on May 1, 2006. Previously known as Growth & Income Trust II. Fund available in prior year but no activity.

	Sub-Account
	Health Sciences Trust Series 0
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	11,504	141	—
Units issued	73,492	50,077	146
Units redeemed	(44,047)	(38,714)	(5)

Units, end of period	40,949	11,504	141

Unit value, end of period $	12.11	17.26	14.66
Assets, end of period $	495,670	198,514	2,065
Investment income ratio*	0.00%	0.00%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%
Total return, lowest to highest***	(29.86%) to (21.80%)	17.73%	8.44%

(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Health Sciences Trust Series 1
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04
Units, beginning of period	235,072	296,297	268,882	228,816	195,742
Units issued	280,570	112,666	210,936	114,558	312,678
Units redeemed	(255,451)	(173,891)	(183,521)	(74,492)	(279,604)

Units, end of period	260,191	235,072	296,297	268,882	228,816

Unit value, end of period $	14.82 to 15.23	21.29 to 21.79	18.21 to 18.57	16.91 to 17.15	15.11 to 15.28
Assets, end of period $	3,897,285	5,076,968	5,446,065	4,584,275	3,480,512
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Expense ratio, lowest to highest**	0.30% to 0.65%	0.30% to 0.65%	0.30% to 0.65%	0.35% to 0.65%	0.35% to 0.65%
Total return, lowest to highest***	(30.36%) to (30.11%)	16.91% to 17.32%	7.67% to 8.05%	11.91% to 12.25%	14.57% to 14.91%

	Sub-Account
	High Yield Trust Series 0
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	58,466	10,318	—
Units issued	64,061	66,712	10,940
Units redeemed	(45,355)	(18,564)	(622)

Units, end of period	77,172	58,466	10,318

Unit value, end of period $	9.19	13.03	12.82
Assets, end of period $	709,188	761,889	132,294
Investment income ratio*	9.25%	14.49%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%
Total return, lowest to highest***	(29.48%) to (24.36%)	1.64%	10.48%

(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	High Yield Trust Series 1
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04
Units, beginning of period	456,353	622,204	1,025,251	747,358	699,961
Units issued	139,507	222,523	335,772	576,968	615,089
Units redeemed	(301,441)	(388,374)	(738,819)	(299,075)	(567,692)

Units, end of period	294,419	456,353	622,204	1,025,251	747,358

Unit value, end of period $	12.94 to 13.31	18.42 to 18.94	15.50 to 18.69	14.12 to 16.99	13.69 to 16.40
Assets, end of period $	3,740,054	8,286,870	11,149,819	16,898,635	11,862,447
Investment income ratio*	7.50%	12.22%	7.72%	5.03%	4.99%
Expense ratio, lowest to highest**	0.30% to 0.65%	0.30% to 0.70%	0.30% to 0.70%	0.30% to 0.70%	0.35% to 0.65%
Total return, lowest to highest***	(29.98%) to (29.73%)	0.91% to 1.32%	9.61% to 10.05%	2.98% to 3.39%	10.34% to 10.68%

	Sub-Account
	Income & Value Trust Series 0
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	17,941	2,855	—
Units issued	5,398	18,643	2,909
Units redeemed	(9,177)	(3,557)	(54)

Units, end of period	14,162	17,941	2,855

Unit value, end of period $	8.34	11.93	11.80
Assets, end of period $	118,153	214,061	33,687
Investment income ratio*	2.85%	5.22%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%
Total return, lowest to highest***	(30.07%) to (17.93%)	1.11%	8.77%

(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Income & Value Trust Series 1
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04
Units, beginning of period	917,328	1,076,434	1,373,417	1,679,725	465,991
Units issued	183,110	239,053	143,883	211,726	2,010,940
Units redeemed	(323,973)	(398,159)	(440,866)	(518,034)	(797,206)

Units, end of period	776,465	917,328	1,076,434	1,373,417	1,679,725

Unit value, end of period $	13.92 to 14.37	20.06 to 20.63	16.89 to 20.47	15.63 to 18.89	14.94 to 18.01
Assets, end of period $	10,807,404	18,404,247	21,490,159	25,459,694	29,826,597
Investment income ratio*	2.99%	3.89%	2.10%	1.59%	0.53%
Expense ratio, lowest to highest**	0.30% to 0.70%	0.30% to 0.70%	0.30% to 0.70%	0.30% to 0.70%	0.30% to 0.65%
Total return, lowest to highest***	(30.62%) to (30.33%)	0.40% to 0.81%	7.90% to 8.33%	4.49% to 4.90%	6.94% to 7.33%

	Sub-Account
	International Core Trust Series 0
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (h)
Units, beginning of period	13,585	454	—
Units issued	20,613	20,258	474
Units redeemed	(14,044)	(7,127)	(20)

Units, end of period	20,154	13,585	454

Unit value, end of period $	10.16	16.55	14.84
Assets, end of period $	204,797	224,764	6,728
Investment income ratio*	6.12%	2.92%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%
Total return, lowest to highest***	(38.58%) to (22.22%)	11.46%	24.81%

(h)	Fund renamed on May 1, 2006. Previously known as International Stock Trust. Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	International Core Trust Series 1
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (i)	Year Ended Dec. 31/05	Year Ended Dec. 31/04
Units, beginning of period	504,258	513,665	934,920	1,016,696	1,106,364
Units issued	137,701	142,487	408,054	375,227	334,186
Units redeemed	(250,746)	(151,894)	(829,309)	(457,003)	(423,854)

Units, end of period	391,213	504,258	513,665	934,920	1,016,696

Unit value, end of period $	12.60 to 12.96	20.60 to 21.18	15.30 to 19.01	12.33 to 15.29	10.69 to 13.23
Assets, end of period $	4,958,400	10,486,948	9,619,429	14,186,941	13,368,772
Investment income ratio*	4.50%	2.21%	0.60%	0.74%	0.84%
Expense ratio, lowest to highest**	0.30% to 0.65%	0.30% to 0.70%	0.35% to 0.70%	0.35% to 0.70%	0.35% to 0.65%
Total return, lowest to highest***	(39.02%) to (38.80%)	10.64% to 11.08%	23.91% to 24.33%	15.14% to 15.55%	14.84% to 15.19%

(i)	Fund renamed on May 1, 2006. Previously known as International Stock Trust.

	Sub-Account
	International Equity Index Trust A Series 1
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (n)	Year Ended Dec. 31/04 (b)
Units, beginning of period	164,962	438,785	343,997	51,012	—
Units issued	231,501	126,457	167,620	392,254	103,970
Units redeemed	(133,259)	(400,280)	(72,832)	(99,269)	(52,958)

Units, end of period	263,204	164,962	438,785	343,997	51,012

Unit value, end of period $	13.45 to 13.67	24.37 to 24.73	21.27 to 21.49	17.07 to 17.18	14.74 to 14.77
Assets, end of period $	3,585,626	4,062,908	9,394,587	5,895,407	752,181
Investment income ratio*	2.45%	3.63%	0.72%	0.79%	0.58%
Expense ratio, lowest to highest**	0.30% to 0.65%	0.30% to 0.70%	0.30% to 0.70%	0.30% to 0.70%	0.35% to 0.65%
Total return, lowest to highest***	(44.90%) to (44.71%)	14.62% to 15.07%	24.62% to 25.11%	15.80% to 16.26%	17.94% to 18.17%

(n)	Fund renamed on May 2, 2005. Previously known as International Equity Index Fund.
(b)	Reflects the period from commencement of operations on May 3, 2004 through December 31, 2004.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	International Equity Index Trust B Series 0
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	34,648	4,914	—
Units issued	146,008	42,350	169,895
Units redeemed	(63,602)	(12,616)	(164,981)

Units, end of period	117,054	34,648	4,914

Unit value, end of period $	26.52	47.69	41.18
Assets, end of period $	3,104,506	1,652,270	202,332
Investment income ratio*	3.69%	6.71%	6.58%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%
Total return, lowest to highest***	(44.38%) to (27.72%)	15.82%	27.11%

(g)	Fund available in prior year but no activity.

	Sub-Account
	International Opportunities Trust Series 0
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	110,205	12,483	—
Units issued	202,989	109,273	12,824
Units redeemed	(84,205)	(11,551)	(341)

Units, end of period	228,989	110,205	12,483

Unit value, end of period $	9.16	18.51	15.41
Assets, end of period $	2,097,481	2,039,663	192,374
Investment income ratio*	1.55%	2.56%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%
Total return, lowest to highest***	(50.51%) to (34.21%)	20.10%	23.96%

(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	International Opportunities Trust Series 1
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (e)
Units, beginning of period	144,407	112,824	469	—
Units issued	175,070	67,598	204,132	1,745
Units redeemed	(159,902)	(36,015)	(91,777)	(1,276)

Units, end of period	159,575	144,407	112,824	469

Unit value, end of period $	11.15 to 11.27	22.70 to 22.88	19.03 to 19.12	15.46
Assets, end of period $	1,795,448	3,296,001	2,154,500	7,257
Investment income ratio*	1.25%	1.63%	0.25%	0.00%
Expense ratio, lowest to highest**	0.35% to 0.65%	0.35% to 0.65%	0.35% to 0.65%	0.65%
Total return, lowest to highest***	(50.88%) to (50.73%)	19.32% to 19.68%	23.04% to 23.40%	23.71%

(e)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	International Small Cap Trust Series 0
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	43,381	1,115	—
Units issued	25,614	50,754	1,143
Units redeemed	(27,627)	(8,488)	(28)

Units, end of period	41,368	43,381	1,115

Unit value, end of period $	7.39	15.73	14.27
Assets, end of period $	305,840	682,371	15,913
Investment income ratio*	3.02%	4.61%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%
Total return, lowest to highest***	(53.00%) to (37.64%)	10.20%	27.73%

(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	International Small Cap Trust Series 1
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04
Units, beginning of period	323,099	262,400	242,913	254,360	261,096
Units issued	170,062	224,368	115,106	115,857	297,698
Units redeemed	(230,612)	(163,669)	(95,619)	(127,304)	(304,434)

Units, end of period	262,549	323,099	262,400	242,913	254,360

Unit value, end of period $	13.43 to 13.82	28.66 to 29.47	16.52 to 26.77	13.00 to 21.03	11.88 to 19.17
Assets, end of period $	3,562,859	9,304,722	6,853,600	4,994,547	4,744,645
Investment income ratio*	2.67%	2.93%	1.03%	0.86%	0.12%
Expense ratio, lowest to highest**	0.30% to 0.65%	0.30% to 0.70%	0.35% to 0.70%	0.35% to 0.70%	0.35% to 0.65%
Total return, lowest to highest***	(53.29%) to (53.12%)	9.36% to 9.80%	26.84% to 27.29%	9.34% to 9.72%	20.28% to 20.64%

	Sub-Account
	International Value Trust Series 0
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	8,699	156	—
Units issued	89,308	86,980	157
Units redeemed	(30,289)	(78,437)	(1)

Units, end of period	67,718	8,699	156

Unit value, end of period $	9.15	15.95	14.55
Assets, end of period $	619,413	138,707	2,266
Investment income ratio*	4.68%	5.23%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%
Total return, lowest to highest***	(42.64%) to (26.82%)	9.61%	29.61%

(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	International Value Trust Series 1
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04
Units, beginning of period	1,343,264	1,282,480	1,151,161	534,492	451,530
Units issued	462,638	635,732	802,307	1,071,184	510,926
Units redeemed	(972,175)	(574,948)	(670,988)	(454,515)	(427,964)

Units, end of period	833,727	1,343,264	1,282,480	1,151,161	534,492

Unit value, end of period $	13.35 to 13.79	23.37 to 24.12	21.49 to 22.42	16.70 to 17.40	15.24 to 15.83
Assets, end of period $	11,386,567	32,163,348	28,081,796	19,488,615	8,198,182
Investment income ratio*	3.01%	4.36%	1.77%	0.66%	1.28%
Expense ratio, lowest to highest**	0.25% to 0.65%	0.25% to 0.70%	0.25% to 0.70%	0.35% to 0.70%	0.35% to 0.65%
Total return, lowest to highest***	(43.04%) to (42.81%)	8.76% to 9.25%	28.68% to 29.27%	9.78% to 10.15%	20.75% to 21.12%

	Sub-Account
	Investment Quality Bond Trust Series 0
	Year Ended Dec. 31/08	Year Ended Dec. 31/07 (g)
Units, beginning of period	21,474	—
Units issued	22,172	28,300
Units redeemed	(20,542)	(6,826)

Units, end of period	23,104	21,474

Unit value, end of period $	10.97	11.15
Assets, end of period $	253,456	239,428
Investment income ratio*	6.27%	13.41%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	(1.61%) to 0.35%	6.23%

(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Investment Quality Bond Trust Series 1
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04
Units, beginning of period	364,134	417,247	956,608	1,132,045	1,159,780
Units issued	58,613	101,824	255,155	240,139	645,968
Units redeemed	(134,518)	(154,937)	(794,516)	(415,576)	(673,703)

Units, end of period	288,229	364,134	417,247	956,608	1,132,045

Unit value, end of period $	21.59 to 22.21	22.03 to 22.66	18.33 to 21.40	17.79 to 20.67	17.50 to 20.28
Assets, end of period $	6,251,474	8,095,296	8,726,321	19,439,556	22,645,826
Investment income ratio*	6.28%	8.92%	7.56%	5.63%	5.96%
Expense ratio, lowest to highest**	0.30% to 0.65%	0.30% to 0.70%	0.30% to 0.70%	0.35% to 0.70%	0.35% to 0.65%
Total return, lowest to highest***	(2.31%) to (1.97%)	5.47% to 5.88%	2.84% to 3.26%	1.55% to 1.91%	4.13% to 4.45%

	Sub-Account
	Large Cap Trust Series 0
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	3,559	64	—
Units issued	7,799	27,296	66
Units redeemed	(2,389)	(23,801)	(2)

Units, end of period	8,969	3,559	64

Unit value, end of period $	7.84	12.96	12.77
Assets, end of period $	70,272	46,121	818
Investment income ratio*	2.41%	0.20%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%
Total return, lowest to highest***	(39.55%) to (28.84%)	1.53%	14.38%

(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Large Cap Trust Series 1
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (e)
Units, beginning of period	303,754	2,302	289	—
Units issued	102,040	348,751	2,142	304
Units redeemed	(91,619)	(47,299)	(129)	(15)

Units, end of period	314,175	303,754	2,302	289

Unit value, end of period $	9.54 to 9.69	15.89 to 16.06	15.80 to 15.85	13.90
Assets, end of period $	3,019,835	4,850,940	36,373	4,019
Investment income ratio*	1.55%	0.81%	0.27%	0.00%
Expense ratio, lowest to highest**	0.30% to 0.70%	0.30% to 0.70%	0.45% to 0.65%	0.65%
Total return, lowest to highest***	(39.94%) to (39.70%)	0.68% to 1.09%	13.62% to 13.85%	11.22%

(e)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Large Cap Value Trust Series 0
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	12,352	251	—
Units issued	50,484	15,544	251
Units redeemed	(9,695)	(3,443)	—

Units, end of period	53,141	12,352	251

Unit value, end of period $	9.00	14.03	13.43
Assets, end of period $	478,069	173,316	3,364
Investment income ratio*	3.76%	2.11%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%
Total return, lowest to highest***	(35.89%) to (22.82%)	4.45%	16.03%

(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Large Cap Value Trust Series 1
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04
Units, beginning of period	355,022	217,111	174,124	74,430	83,191
Units issued	139,873	249,955	186,497	144,010	156,448
Units redeemed	(182,609)	(112,044)	(143,510)	(44,316)	(165,209)

Units, end of period	312,286	355,022	217,111	174,124	74,430

Unit value, end of period $	16.78 to 17.07	26.35 to 26.72	25.41 to 25.69	22.06 to 22.24	19.23 to 19.32
Assets, end of period $	5,314,642	9,458,751	5,565,112	3,866,266	1,435,901
Investment income ratio*	1.77%	1.03%	0.45%	0.00%	1.43%
Expense ratio, lowest to highest**	0.35% to 0.65%	0.35% to 0.65%	0.35% to 0.65%	0.35% to 0.65%	0.35% to 0.65%
Total return, lowest to highest***	(36.33%) to (36.13%)	3.70% to 4.01%	15.18% to 15.53%	14.74% to 15.08%	21.02% to 21.38%

	Sub-Account
	Lifestyle Aggressive Trust Series 0
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (d)
Units, beginning of period	49,164	534	—
Units issued	193,153	77,108	579
Units redeemed	(33,742)	(28,478)	(45)

Units, end of period	208,575	49,164	534

Unit value, end of period $	8.41	14.50	13.34
Assets, end of period $	1,753,973	712,814	7,133
Investment income ratio*	2.74%	9.39%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%
Total return, lowest to highest***	(42.00%) to (28.35%)	8.66%	15.48%

(d)	Fund renamed on May 1, 2006. Previously known as Lifestyle Aggressive 1000 Trust. Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Lifestyle Aggressive Trust Series 1
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (r)	Year Ended Dec. 31/05	Year Ended Dec. 31/04
Units, beginning of period	462,444	348,066	316,430	305,615	73,758
Units issued	178,424	197,231	121,063	63,954	350,315
Units redeemed	(262,594)	(82,853)	(89,427)	(53,139)	(118,458)

Units, end of period	378,274	462,444	348,066	316,430	305,615

Unit value, end of period $	13.05 to 13.42	22.65 to 23.20	16.82 to 21.44	14.65 to 18.58	13.31 to 16.86
Assets, end of period $	4,954,739	10,530,978	7,319,039	5,802,326	5,093,275
Investment income ratio*	1.90%	9.52%	7.38%	1.79%	0.78%
Expense ratio, lowest to highest**	0.30% to 0.65%	0.30% to 0.65%	0.30% to 0.65%	0.35% to 0.65%	0.35% to 0.65%
Total return, lowest to highest***	(42.37%) to (42.16%)	7.84% to 8.22%	14.72% to 15.11%	9.92% to 10.25%	15.30% to 15.66%

(r)	Fund renamed on May 1, 2006. Previously known as Lifestyle Aggressive 1000 Trust.

	Sub-Account
	Lifestyle Balanced Trust Series 0
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (c)
Units, beginning of period	218,765	107,849	—
Units issued	252,640	129,478	110,597
Units redeemed	(125,900)	(18,562)	(2,748)

Units, end of period	345,505	218,765	107,849

Unit value, end of period $	9.06	13.19	12.37
Assets, end of period $	3,128,937	2,884,985	1,334,204
Investment income ratio*	4.16%	7.63%	0.11%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%
Total return, lowest to highest***	(31.33%) to (21.25%)	6.60%	12.80%

(c)	Fund renamed on May 1, 2006. Previously known as Lifestyle Balanced 640 Trust. Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Lifestyle Balanced Trust Series 1
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (s)	Year Ended Dec. 31/05	Year Ended Dec. 31/04
Units, beginning of period	525,031	693,715	934,585	914,120	805,068
Units issued	216,482	116,050	245,346	282,338	639,365
Units redeemed	(228,636)	(284,734)	(486,216)	(261,873)	(530,313)

Units, end of period	512,877	525,031	693,715	934,585	914,120

Unit value, end of period $	16.94 to 17.42	24.81 to 25.43	18.61 to 23.96	16.60 to 21.26	15.62 to 19.96
Assets, end of period $	8,730,517	13,079,455	16,303,510	19,581,681	18,039,138
Investment income ratio*	3.23%	7.44%	5.76%	3.96%	2.05%
Expense ratio, lowest to highest**	0.30% to 0.65%	0.30% to 0.65%	0.30% to 0.65%	0.35% to 0.65%	0.35% to 0.65%
Total return, lowest to highest***	(31.74%) to (31.50%)	5.77% to 6.15%	12.01% to 12.39%	6.20% to 6.51%	12.75% to 13.09%

(s)	Fund renamed on May 1, 2006. Previously known as Lifestyle Balanced 640 Trust.

	Sub-Account
	Lifestyle Conservative Trust Series 0
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (a)
Units, beginning of period	2,736	114	—
Units issued	34,420	3,731	115
Units redeemed	(2,714)	(1,109)	(1)

Units, end of period	34,442	2,736	114

Unit value, end of period $	9.99	11.81	11.21
Assets, end of period $	344,025	32,325	1,287
Investment income ratio*	25.38%	9.49%	1.13%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%
Total return, lowest to highest***	(15.43%) to (10.74%)	5.35%	8.44%

(a)	Fund renamed on May 1, 2006. Previously known as Lifestyle Conservative 280 Trust. Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Lifestyle Conservative Trust Series 1
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (t)	Year Ended Dec. 31/05	Year Ended Dec. 31/04
Units, beginning of period	289,337	55,589	284,921	268,947	268,987
Units issued	153,526	257,589	66,508	55,265	280,449
Units redeemed	(264,577)	(23,841)	(295,840)	(39,291)	(280,489)

Units, end of period	178,286	289,337	55,589	284,921	268,947

Unit value, end of period $	19.84 to 20.40	23.65 to 24.23	18.47 to 23.07	17.13 to 21.23	16.74 to 20.76
Assets, end of period $	3,567,617	6,915,236	1,239,063	5,962,323	5,504,364
Investment income ratio*	3.34%	9.12%	6.17%	5.00%	3.76%
Expense ratio, lowest to highest**	0.30% to 0.65%	0.30% to 0.65%	0.30% to 0.65%	0.40% to 0.65%	0.35% to 0.65%
Total return, lowest to highest***	(16.12%) to (15.82%)	4.70% to 5.05%	7.73% to 8.11%	2.22% to 2.48%	7.88% to 8.21%

(t)	Fund renamed on May 1, 2006. Previously known as Lifestyle Conservative 280 Trust.

	Sub-Account
	Lifestyle Growth Trust Series 0
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (z)
Units, beginning of period	279,917	113,970	—
Units issued	324,378	198,908	118,278
Units redeemed	(111,828)	(32,961)	(4,308)

Units, end of period	492,467	279,917	113,970

Unit value, end of period $	8.73	13.76	12.79
Assets, end of period $	4,299,878	3,850,878	1,457,877
Investment income ratio*	3.60%	7.22%	0.08%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%
Total return, lowest to highest***	(36.54%) to (24.41%)	7.55%	13.58%

(z)	Fund renamed on May 1, 2006. Previously known as Lifestyle Growth 820 Trust. Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Lifestyle Growth Trust Series 1
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (u)	Year Ended Dec. 31/05	Year Ended Dec. 31/04
Units, beginning of period	589,218	507,106	416,491	417,608	178,824
Units issued	167,165	190,193	158,281	130,964	368,911
Units redeemed	(139,411)	(108,081)	(67,666)	(132,081)	(130,127)

Units, end of period	616,972	589,218	507,106	416,491	417,608

Unit value, end of period $	15.14 to 15.57	24.03 to 24.63	17.42 to 22.91	15.44 to 20.26	14.28 to 18.71
Assets, end of period $	9,400,374	14,223,964	11,424,780	8,315,803	7,721,710
Investment income ratio*	2.71%	7.66%	5.75%	2.70%	1.39%
Expense ratio, lowest to highest**	0.30% to 0.65%	0.30% to 0.65%	0.35% to 0.65%	0.35% to 0.65%	0.35% to 0.65%
Total return, lowest to highest***	(37.01%) to (36.79%)	6.82% to 7.20%	12.76% to 13.11%	7.96% to 8.28%	13.85% to 14.19%

(u)	Fund renamed on May 1, 2006. Previously known as Lifestyle Growth 820 Trust.

	Sub-Account
	Lifestyle Moderate Trust Series 0
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (y)
Units, beginning of period	36,346	1,032	—
Units issued	185,989	51,669	1,056
Units redeemed	(93,433)	(16,355)	(24)

Units, end of period	128,902	36,346	1,032

Unit value, end of period $	9.35	12.33	11.71
Assets, end of period $	1,205,627	448,263	12,083
Investment income ratio*	7.22%	9.18%	0.42%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%
Total return, lowest to highest***	(24.16%) to (16.44%)	5.34%	10.49%

(y)	Fund renamed on May 1, 2006. Previously known as Lifestyle Moderate 460 Trust. Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Lifestyle Moderate Trust Series 1
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (v)	Year Ended Dec. 31/05	Year Ended Dec. 31/04
Units, beginning of period	103,478	137,665	143,857	170,770	105,262
Units issued	61,722	135,935	158,656	66,570	170,447
Units redeemed	(71,273)	(170,122)	(164,848)	(93,483)	(104,939)

Units, end of period	93,927	103,478	137,665	143,857	170,770

Unit value, end of period $	18.06 to 18.57	23.99 to 24.59	18.23 to 23.42	16.60 to 21.22	16.03 to 20.45
Assets, end of period $	1,708,801	2,495,078	3,158,679	3,008,972	3,447,752
Investment income ratio*	3.94%	6.52%	3.83%	4.03%	2.62%
Expense ratio, lowest to highest**	0.30% to 0.65%	0.30% to 0.65%	0.30% to 0.65%	0.35% to 0.65%	0.35% to 0.65%
Total return, lowest to highest***	(24.72%) to (24.46%)	4.61% to 4.98%	9.70% to 10.09%	3.48% to 3.79%	10.32% to 10.65%

(v)	Fund renamed on May 1, 2006. Previously known as Lifestyle Moderate 460 Trust.

	Sub-Account
	Managed Trust Series 0
	Year Ended Dec. 31/08 (aa)	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	1,253	1,073	—
Units issued	1,510	1,305	14,325
Units redeemed	(2,763)	(1,125)	(13,252)

Units, end of period	—	1,253	1,073

Unit value, end of period $	45.11	57.27	56.17
Assets, end of period $	—	71,745	60,233
Investment income ratio*	0.67%	5.37%	10.94%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%
Total return, lowest to highest***	(21.22%) to (12.07%)	1.95%	7.48%

(aa)	Terminated as an investment option and funds transferred to Lifestyle Balanced Trust on November 10, 2008.
(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Mid Cap Index Trust Series 0
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	71,068	25,037	—
Units issued	65,541	85,093	25,693
Units redeemed	(31,295)	(39,062)	(656)

Units, end of period	105,314	71,068	25,037

Unit value, end of period $	9.56	15.02	13.97
Assets, end of period $	1,006,767	1,067,496	349,681
Investment income ratio*	1.14%	1.69%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%
Total return, lowest to highest***	(36.36%) to (29.45%)	7.55%	9.74%

(g)	Fund available in prior year but no activity.

	Sub-Account
	Mid Cap Index Trust Series 1
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04
Units, beginning of period	1,227,846	315,280	329,426	411,020	253,416
Units issued	151,549	1,720,087	210,019	329,260	459,051
Units redeemed	(524,290)	(807,521)	(224,165)	(410,854)	(301,447)

Units, end of period	855,105	1,227,846	315,280	329,426	411,020

Unit value, end of period $	13.82 to 14.22	21.80 to 22.42	20.42 to 20.92	18.74 to 19.08	16.88 to 17.09
Assets, end of period $	12,037,182	27,299,289	6,517,466	6,231,380	6,984,470
Investment income ratio*	0.91%	1.22%	0.63%	0.76%	0.34%
Expense ratio, lowest to highest**	0.30% to 0.65%	0.30% to 0.70%	0.30% to 0.70%	0.35% to 0.70%	0.35% to 0.65%
Total return, lowest to highest***	(36.82%) to (36.61%)	6.76% to 7.19%	8.95% to 9.39%	11.24% to 11.63%	15.08% to 15.43%

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

Sub-Account
Mid Cap Intersection Trust Series 0
Year Ended Dec. 31/08 (g)
Units, beginning of period	—
Units issued	6,131
Units redeemed	(823)

Units, end of period	5,308

Unit value, end of period $	5.40
Assets, end of period $	28,673
Investment income ratio*	0.28%
Expense ratio, lowest to highest**	0.00%
Total return, lowest to highest***	(42.00%) to (30.76%)

(g)	Fund available in prior year but no activity.

	Sub-Account
	Mid Cap Intersection Trust Series 1
	Year Ended Dec. 31/08	Year Ended Dec. 31/07 (w)
Units, beginning of period	89	—
Units issued	94	89
Units redeemed	(183)	—

Units, end of period	—	89

Unit value, end of period $	6.67	11.59
Assets, end of period $	—	1,036
Investment income ratio*	0.00%	0.00%
Expense ratio, lowest to highest**	0.65%	0.65%
Total return, lowest to highest***	(42.43%)	(7.29%)

(w)	Reflects the period from commencement of operations on April 30, 2007 through December 31, 2007.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Mid Cap Stock Trust Series 0
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	29,434	3,497	—
Units issued	61,193	29,526	3,810
Units redeemed	(29,963)	(3,589)	(313)

Units, end of period	60,664	29,434	3,497

Unit value, end of period $	27.71	49.27	39.87
Assets, end of period $	1,681,202	1,450,200	139,406
Investment income ratio*	0.00%	0.01%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%
Total return, lowest to highest***	(43.75%) to (29.90%)	23.59%	13.66%

(g)	Fund available in prior year but no activity.

	Sub-Account
	Mid Cap Stock Trust Series 1
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04
Units, beginning of period	690,454	746,822	842,918	1,191,214	439,064
Units issued	379,942	268,501	429,518	832,322	1,709,693
Units redeemed	(334,029)	(324,869)	(525,614)	(1,180,618)	(957,543)

Units, end of period	736,367	690,454	746,822	842,918	1,191,214

Unit value, end of period $	12.00 to 12.39	21.39 to 22.00	17.44 to 18.58	15.46 to 16.45	13.62 to 14.44
Assets, end of period $	9,024,765	15,137,410	13,282,114	13,361,473	16,362,126
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Expense ratio, lowest to highest**	0.25% to 0.65%	0.30% to 0.70%	0.30% to 0.70%	0.30% to 0.70%	0.30% to 0.65%
Total return, lowest to highest***	(44.13%) to (43.90%)	22.70% to 23.20%	12.75% to 13.21%	13.77% to 14.23%	18.26% to 18.68%

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Mid Cap Value Trust Series 0
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	28,637	7,923	—
Units issued	298,591	32,428	8,649
Units redeemed	(164,723)	(11,714)	(726)

Units, end of period	162,505	28,637	7,923

Unit value, end of period $	7.78	12.76	12.67
Assets, end of period $	1,263,839	365,431	100,380
Investment income ratio*	2.65%	1.27%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%
Total return, lowest to highest***	(39.05%) to (25.96%)	0.72%	12.30%

(g)	Fund available in prior year but no activity.

	Sub-Account
	Mid Cap Value Trust Series 1
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04
Units, beginning of period	542,856	1,452,791	1,656,848	753,501	445,032
Units issued	278,961	125,745	665,474	1,329,000	675,227
Units redeemed	(343,836)	(1,035,680)	(869,531)	(425,653)	(366,758)

Units, end of period	477,981	542,856	1,452,791	1,656,848	753,501

Unit value, end of period $	13.00 to 13.40	21.46 to 22.04	21.46 to 21.94	19.24 to 19.55	17.93 to 18.12
Assets, end of period $	6,317,840	11,820,247	31,558,117	32,162,303	13,585,575
Investment income ratio*	1.73%	1.00%	0.69%	0.38%	0.49%
Expense ratio, lowest to highest**	0.25% to 0.65%	0.25% to 0.65%	0.25% to 0.65%	0.30% to 0.65%	0.35% to 0.65%
Total return, lowest to highest***	(39.43%) to (39.19%)	0.04% to 0.44%	11.55% to 12.00%	7.31% to 7.68%	23.65% to 24.03%

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Mid Value Trust Series 0
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	110,206	43,969	—
Units issued	161,497	149,985	46,901
Units redeemed	(187,001)	(83,748)	(2,932)

Units, end of period	84,702	110,206	43,969

Unit value, end of period $	14.18	21.71	21.60
Assets, end of period $	1,201,290	2,392,619	949,770
Investment income ratio*	1.31%	2.30%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%
Total return, lowest to highest***	(34.67%) to (27.51%)	0.51%	20.34%

(g)	Fund available in prior year but no activity.

	Sub-Account
	Money Market Trust B Series 0
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	1,343,526	429,969	—
Units issued	4,806,729	2,530,991	705,113
Units redeemed	(2,056,535)	(1,617,434)	(275,144)

Units, end of period	4,093,720	1,343,526	429,969

Unit value, end of period $	17.26	16.90	16.12
Assets, end of period $	70,653,639	22,707,880	6,933,060
Investment income ratio*	2.02%	4.54%	4.82%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%
Total return, lowest to highest***	0.40% to 2.12%	4.82%	4.70%

(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Money Market Trust Series 1
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04
Units, beginning of period	4,025,524	4,383,149	2,786,033	2,174,205	2,120,159
Units issued	2,612,046	1,324,785	4,547,755	2,639,719	2,342,246
Units redeemed	(1,819,338)	(1,682,410)	(2,950,639)	(2,027,891)	(2,288,200)

Units, end of period	4,818,232	4,025,524	4,383,149	2,786,033	2,174,205

Unit value, end of period $	21.09 to 21.78	20.80 to 21.46	14.58 to 20.58	14.04 to 19.65	13.75 to 19.21
Assets, end of period $	101,314,436	83,833,691	86,696,310	52,697,960	40,361,843
Investment income ratio*	1.73%	4.46%	4.40%	2.66%	0.81%
Expense ratio, lowest to highest**	0.25% to 0.65%	0.25% to 0.70%	0.25% to 0.70%	0.35% to 0.70%	0.35% to 0.65%
Total return, lowest to highest***	1.09% to 1.52%	3.83% to 4.30%	3.70% to 4.17%	1.95% to 2.31%	0.15% to 0.46%

	Sub-Account
	Natural Resources Trust Series 0
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	34,188	228	—
Units issued	80,652	44,794	236
Units redeemed	(54,958)	(10,834)	(8)

Units, end of period	59,882	34,188	228

Unit value, end of period $	11.53	23.82	16.92
Assets, end of period $	690,422	814,432	3,857
Investment income ratio*	0.74%	1.39%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%
Total return, lowest to highest***	(51.60%) to (41.22%)	40.81%	22.32%

(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Natural Resources Trust Series 1
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04
Units, beginning of period	254,942	176,488	161,459	88,358	62,308
Units issued	266,782	145,660	253,308	197,987	108,859
Units redeemed	(279,964)	(67,206)	(238,279)	(124,886)	(82,809)

Units, end of period	241,760	254,942	176,488	161,459	88,358

Unit value, end of period $	26.35 to 26.88	54.82 to 55.72	39.22 to 39.65	32.28 to 32.54	22.14 to 22.24
Assets, end of period $	6,450,461	14,108,807	6,971,550	5,420,454	1,963,833
Investment income ratio*	0.59%	1.07%	0.50%	0.00%	0.07%
Expense ratio, lowest to highest**	0.30% to 0.65%	0.30% to 0.65%	0.35% to 0.65%	0.35% to 0.65%	0.35% to 0.65%
Total return, lowest to highest***	(51.93%) to (51.76%)	39.76% to 40.25%	21.50% to 21.87%	45.82% to 46.26%	23.51% to 23.88%

	Sub-Account
	Optimized All Cap Trust Series 0
	Year Ended Dec. 31/08 (ae)	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	2,943	154	—
Units issued	142,562	3,223	160
Units redeemed	(55,469)	(434)	(6)

Units, end of period	90,036	2,943	154

Unit value, end of period $	7.81	13.73	13.22
Assets, end of period $	703,064	40,413	2,045
Investment income ratio*	1.17%	1.57%	3.01%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%
Total return, lowest to highest***	(43.12%) to (28.05%)	3.82%	15.24%

(ae)	Fund renamed on April 28, 2008. Previously known as Quantitative All Cap Trust.
(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Optimized All Cap Trust Series 1
	Year Ended Dec. 31/08 (ae)	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04 (b)
Units, beginning of period	53	50	1,712	164	—
Units issued	10,535	13,530	34,598	3,081	1,784
Units redeemed	(6,231)	(13,527)	(36,260)	(1,533)	(1,620)

Units, end of period	4,357	53	50	1,712	164

Unit value, end of period $	12.71 to 12.85	22.51 to 22.72	21.84 to 21.99	19.08 to 19.18	17.69 to 17.75
Assets, end of period $	56,007	1,200	1,093	32,673	2,916
Investment income ratio*	0.96%	0.31%	0.01%	3.08%	1.30%
Expense ratio, lowest to highest**	0.45% to 0.65%	0.45% to 0.65%	0.45% to 0.65%	0.45% to 0.65%	0.45% to 0.65%
Total return, lowest to highest***	(43.55%) to (43.43%)	3.11% to 3.31%	14.42% to 14.65%	7.88% to 8.10%	14.16% to 14.39%

(ae)	Fund renamed on April 28, 2008. Previously known as Quantitative All Cap Trust.
(b)	Reflects the period from commencement of operations on May 3, 2004 through December 31, 2004.

	Sub-Account
	Optimized Value Trust Series 0
	Year Ended Dec. 31/08 (af)	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	3,611	124	—
Units issued	2,253	5,310	129
Units redeemed	(2,501)	(1,823)	(5)

Units, end of period	3,363	3,611	124

Unit value, end of period $	7.60	12.91	13.61
Assets, end of period $	25,545	46,602	1,687
Investment income ratio*	2.76%	3.20%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%
Total return, lowest to highest***	(41.15%) to (27.37%)	(5.17%)	21.36%

(af)	Fund renamed on April 28, 2008. Previously known as Quantitative Value Trust.
(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Optimized Value Trust Series 1
	Year Ended Dec. 31/08 (af)	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (g)
Units, beginning of period	29,814	1,038	—	—
Units issued	8,708	56,475	14,129	1,072
Units redeemed	(38,472)	(27,699)	(13,091)	(1,072)

Units, end of period	50	29,814	1,038	—

Unit value, end of period $	10.50 to 10.65	17.97 to 18.17	19.08 to 19.18	15.85
Assets, end of period $	538	539,099	19,810	—
Investment income ratio*	0.05%	2.27%	0.22%	0.00%
Expense ratio, lowest to highest**	0.35% to 0.65%	0.35% to 0.65%	0.45% to 0.65%	0.65%
Total return, lowest to highest***	(41.58%) to (41.40%)	(5.81%) to (5.53%)	20.38% to 20.63%	8.48%

(af)	Fund renamed on April 28, 2008. Previously known as Quantitative Value Trust.
(g)	Fund available in prior year but no activity.

	Sub-Account
	Overseas Equity Trust Series 0
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	137,614	65,482	—
Units issued	75,397	168,518	66,602
Units redeemed	(65,572)	(96,386)	(1,120)

Units, end of period	147,439	137,614	65,482

Unit value, end of period $	12.42	21.43	19.04
Assets, end of period $	1,831,075	2,948,953	1,246,990
Investment income ratio*	2.06%	2.47%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%
Total return, lowest to highest***	(42.05%) to (24.67%)	12.53%	19.76%

(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Pacific Rim Trust Series 0
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	25,967	141	—
Units issued	85,741	36,865	146
Units redeemed	(61,147)	(11,039)	(5)

Units, end of period	50,561	25,967	141

Unit value, end of period $	9.25	15.40	14.10
Assets, end of period $	467,715	399,811	1,981
Investment income ratio*	1.53%	2.47%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%
Total return, lowest to highest***	(39.92%) to (19.85%)	9.19%	11.22%

(g)	Fund available in prior year but no activity.

	Sub-Account
	Pacific Rim Trust Series 1
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04

Units, beginning of period	531,658	677,202	562,685	592,545	487,239
Units issued	299,011	233,026	604,396	242,075	502,648
Units redeemed	(317,530)	(378,570)	(489,879)	(271,935)	(397,342)

Units, end of period	513,139	531,658	677,202	562,685	592,545

Unit value, end of period $	8.69 to 8.97	14.58 to 14.99	13.46 to 16.58	12.20 to 15.01	9.79 to 9.91
Assets, end of period $	4,554,939	7,900,944	9,231,358	6,929,233	5,836,323
Investment income ratio*	1.63%	1.81%	0.90%	0.86%	0.65%
Expense ratio, lowest to highest**	0.30% to 0.70%	0.30% to 0.70%	0.30% to 0.70%	0.35% to 0.70%	0.35% to 0.65%
Total return, lowest to highest***	(40.43%) to (40.19%)	8.37% to 8.81%	10.27% to 10.71%	24.89% to 25.32%	16.14% to 16.50%

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Quantitative Mid Cap Trust Series 0
	Year Ended Dec. 31/08 (k)	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	5,837	70	—
Units issued	1,328	8,020	73
Units redeemed	(7,165)	(2,253)	(3)

Units, end of period	—	5,837	70

Unit value, end of period $	11.59	11.96	12.17
Assets, end of period $	—	69,797	860
Investment income ratio*	0.06%	0.71%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%
Total return, lowest to highest***	(3.07%)	(1.73%)	4.10%

(k)	Terminated as an investment option and funds transferred to Mid Cap Index Trust on April 28, 2008.
(g)	Fund available in prior year but no activity.

	Sub-Account
	Quantitative Mid Cap Trust Series 1
	Year Ended Dec. 31/08 (k)	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04
Units, beginning of period	3,027	32,171	34,103	31,203	14,437
Units issued	531	5,908	30,835	9,698	41,021
Units redeemed	(3,558)	(35,052)	(32,767)	(6,798)	(24,255)

Units, end of period	—	3,027	32,171	34,103	31,203

Unit value, end of period $	13.87 to 14.16	14.33 to 14.67	14.73 to 15.02	14.24 to 14.44	12.62 to 12.71
Assets, end of period $	—	43,898	474,909	487,068	394,385
Investment income ratio*	0.04%	0.13%	0.00%	0.00%	0.00%
Expense ratio, lowest to highest**	0.35% to 0.65%	0.30% to 0.65%	0.30% to 0.65%	0.35% to 0.65%	0.45% to 0.65%
Total return, lowest to highest***	(3.23%) to (3.14%)	(2.72%) to (2.36%)	3.41% to 3.78%	12.89% to 13.23%	17.44% to 17.67%

(k)	Terminated as an investment option and funds transferred to Mid Cap Index Trust on April 28, 2008.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Real Estate Securities Trust Series 0
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	61,644	61,253	—
Units issued	95,202	41,795	71,898
Units redeemed	(85,222)	(41,404)	(10,645)

Units, end of period	71,624	61,644	61,253

Unit value, end of period $	48.75	80.44	95.27
Assets, end of period $	3,491,635	4,958,485	5,835,277
Investment income ratio*	3.49%	2.87%	2.02%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%
Total return, lowest to highest***	(39.39%) to (38.33%)	(15.56%)	38.17%

(g)	Fund available in prior year but no activity.

	Sub-Account
	Real Estate Securities Trust Series 1
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04
Units, beginning of period	283,937	366,108	472,983	511,509	445,289
Units issued	73,525	91,471	79,184	132,415	359,425
Units redeemed	(136,022)	(173,642)	(186,059)	(170,941)	(293,205)

Units, end of period	221,440	283,937	366,108	472,983	511,509

Unit value, end of period $	57.75 to 59.63	96.01 to 98.74	45.30 to 117.35	32.99 to 85.23	29.65 to 76.43
Assets, end of period $	12,770,010	27,305,782	41,904,090	39,627,992	38,437,806
Investment income ratio*	3.23%	2.57%	1.78%	1.96%	2.36%
Expense ratio, lowest to highest**	0.30% to 0.70%	0.30% to 0.70%	0.30% to 0.70%	0.30% to 0.70%	0.30% to 0.65%
Total return, lowest to highest***	(39.85%) to (39.60%)	(16.20%) to (15.86%)	37.14% to 37.69%	11.07% to 11.52%	31.18% to 31.64%

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Real Return Bond Trust Series 0
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	14,342	9,519	—
Units issued	115,493	8,989	9,712
Units redeemed	(38,734)	(4,166)	(193)

Units, end of period	91,101	14,342	9,519

Unit value, end of period $	9.88	11.14	10.01
Assets, end of period $	900,310	159,791	95,237
Investment income ratio*	0.58%	7.43%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%
Total return, lowest to highest***	(11.50%) to (11.30%)	11.36%	0.43%

(g)	Fund available in prior year but no activity.

	Sub-Account
	Real Return Bond Trust Series 1
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04
Units, beginning of period	350,490	175,568	116,509	111,729	5,873
Units issued	476,953	230,718	103,018	85,239	262,524
Units redeemed	(454,171)	(55,796)	(43,959)	(80,459)	(156,668)

Units, end of period	373,272	350,490	175,568	116,509	111,729

Unit value, end of period $	13.86 to 14.10	15.72 to 15.95	14.22 to 14.38	14.25 to 14.37	14.14 to 14.22
Assets, end of period $	5,236,778	5,575,602	2,514,498	1,669,468	1,584,831
Investment income ratio*	0.55%	7.51%	2.37%	0.00%	0.49%
Expense ratio, lowest to highest**	0.35% to 0.65%	0.35% to 0.65%	0.35% to 0.65%	0.35% to 0.65%	0.35% to 0.65%
Total return, lowest to highest***	(11.86%) to (11.59%)	10.58% to 10.94%	(0.27%) to 0.05%	0.78% to 1.09%	8.35% to 8.69%

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Science & Technology Trust Series 0
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	31,366	83	—
Units issued	105,213	44,540	86
Units redeemed	(75,175)	(13,257)	(3)

Units, end of period	61,404	31,366	83

Unit value, end of period $	7.91	14.24	11.90
Assets, end of period $	485,962	446,630	986
Investment income ratio*	0.00%	0.00%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%
Total return, lowest to highest***	(44.42%) to (29.01%)	19.62%	5.60%

(g)	Fund available in prior year but no activity.

	Sub-Account
	Science & Technology Trust Series 1
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04
Units, beginning of period	857,168	1,326,101	1,728,120	2,513,425	2,816,080
Units issued	370,686	686,435	490,113	687,432	2,720,294
Units redeemed	(592,079)	(1,155,368)	(892,132)	(1,472,737)	(3,022,949)

Units, end of period	635,775	857,168	1,326,101	1,728,120	2,513,425

Unit value, end of period $	9.28 to 9.55	16.76 to 17.24	5.41 to 14.46	5.16 to 13.74	5.08 to 13.50
Assets, end of period $	5,102,005	12,527,168	16,624,064	20,287,236	30,223,103
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Expense ratio, lowest to highest**	0.30% to 0.65%	0.30% to 0.70%	0.30% to 0.70%	0.30% to 0.70%	0.30% to 0.65%
Total return, lowest to highest***	(44.81%) to (44.61%)	18.72% to 19.21%	4.79% to 5.21%	1.37% to 1.78%	0.22% to 0.58%

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Short-Term Bond Trust Series 0
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	5,739	1,338	—
Units issued	13,807	5,337	42,917
Units redeemed	(14,838)	(936)	(41,579)

Units, end of period	4,708	5,739	1,338

Unit value, end of period $	15.45	19.05	18.45
Assets, end of period $	72,706	109,311	24,683
Investment income ratio*	9.13%	13.46%	35.06%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%
Total return, lowest to highest***	(18.92%) to (15.98%)	3.25%	4.55%

(g)	Fund available in prior year but no activity.

	Sub-Account
	Small Cap Growth Trust Series 0
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	174,922	107,112	—
Units issued	162,394	178,101	112,610
Units redeemed	(143,660)	(110,291)	(5,498)

Units, end of period	193,656	174,922	107,112

Unit value, end of period $	11.84	19.59	17.19
Assets, end of period $	2,293,376	3,426,541	1,840,852
Investment income ratio*	0.00%	0.00%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%
Total return, lowest to highest***	(39.54%) to (28.06%)	13.98%	13.47%

(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

Sub-Account
Small Cap Growth Trust Series 1
Year Ended Dec. 31/08 (ai)
Units, beginning of period	—
Units issued	46,848
Units redeemed	(39,991)

Units, end of period	6,857

Unit value, end of period $	9.99 to 10.00
Assets, end of period $	68,532
Investment income ratio*	0.00%
Expense ratio, lowest to highest**	0.35% to 0.65%
Total return, lowest to highest***	(0.08%) to (0.04%)

(ai)	Reflects the period from commencement of operations on November 10, 2008 through December 31, 2008.

	Sub-Account
	Small Cap Index Trust Series 0
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	25,817	11,525	—
Units issued	53,939	25,127	35,074
Units redeemed	(37,401)	(10,835)	(23,549)

Units, end of period	42,355	25,817	11,525

Unit value, end of period $	10.05	15.16	15.48
Assets, end of period $	425,740	391,430	178,426
Investment income ratio*	1.47%	2.00%	2.39%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%
Total return, lowest to highest***	(33.70%) to (30.20%)	(2.06%)	17.64%

(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Small Cap Index Trust Series 1
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04
Units, beginning of period	339,311	668,353	728,419	453,968	162,048
Units issued	89,307	81,643	167,253	454,316	586,135
Units redeemed	(183,520)	(410,685)	(227,319)	(179,865)	(294,215)

Units, end of period	245,098	339,311	668,353	728,419	453,968

Unit value, end of period $	11.95 to 12.29	18.08 to 18.59	18.61 to 19.06	15.94 to 16.25	15.48 to 15.66
Assets, end of period $	2,975,902	6,241,315	12,623,575	11,739,024	7,067,046
Investment income ratio*	1.23%	1.61%	0.49%	0.53%	0.34%
Expense ratio, lowest to highest**	0.30% to 0.65%	0.30% to 0.70%	0.30% to 0.70%	0.30% to 0.70%	0.35% to 0.65%
Total return, lowest to highest***	(34.14%) to (33.91%)	(2.85%) to (2.46%)	16.79% to 17.26%	3.16% to 3.58%	16.56% to 16.92%

	Sub-Account
	Small Cap Opportunities Trust Series 0
	Year Ended Dec. 31/08	Year Ended Dec. 31/07 (g)
Units, beginning of period	3,554	—
Units issued	4,502	5,199
Units redeemed	(4,254)	(1,645)

Units, end of period	3,802	3,554

Unit value, end of period $	6.87	11.87
Assets, end of period $	26,117	42,196
Investment income ratio*	2.38%	2.68%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	(42.13%) to (30.69%)	(7.60%)

(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Small Cap Opportunities Trust Series 1
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04
Units, beginning of period	137,943	282,521	256,511	74,332	28,153
Units issued	31,333	64,717	171,059	314,871	98,813
Units redeemed	(112,213)	(209,295)	(145,049)	(132,692)	(52,634)

Units, end of period	57,063	137,943	282,521	256,511	74,332

Unit value, end of period $	13.50 to 13.77	23.42 to 23.86	25.54 to 25.92	23.28 to 23.53	21.77 to 21.88
Assets, end of period $	775,813	3,272,245	7,281,857	6,011,042	1,625,557
Investment income ratio*	2.16%	1.75%	0.68%	0.00%	0.03%
Expense ratio, lowest to highest**	0.30% to 0.65%	0.30% to 0.70%	0.30% to 0.70%	0.30% to 0.70%	0.35% to 0.65%
Total return, lowest to highest***	(42.51%) to (42.30%)	(8.31%) to (7.94%)	9.68% to 10.12%	7.02% to 7.45%	24.96% to 25.34%

	Sub-Account
	Small Cap Trust Series 0
	Year Ended Dec. 31/08 (ab)	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	1,402	—	—
Units issued	24,844	2,123	5,610
Units redeemed	(26,246)	(721)	(5,610)

Units, end of period	—	1,402	—

Unit value, end of period $	7.27	12.39	12.32
Assets, end of period $	—	17,384	—
Investment income ratio*	0.01%	0.00%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%
Total return, lowest to highest***	(41.37%) to (32.38%)	0.57%	7.62%

(ab)	Terminated as an investment option and funds transferred to Small Cap Growth Trust on November 10, 2008.
(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Small Cap Trust Series 1
	Year Ended Dec. 31/08 (ab)	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (e)
Units, beginning of period	7,223	2,996	1,196	—
Units issued	42,453	8,887	4,121	1,696
Units redeemed	(49,676)	(4,660)	(2,321)	(500)

Units, end of period	—	7,223	2,996	1,196

Unit value, end of period $	8.87 to 8.96	15.22 to 15.30	15.22 to 15.27	14.24 to 14.26
Assets, end of period $	—	109,996	45,604	17,031
Investment income ratio*	0.01%	0.00%	0.00%	0.00%
Expense ratio, lowest to highest**	0.35% to 0.65%	0.45% to 0.65%	0.45% to 0.65%	0.45% to 0.65%
Total return, lowest to highest***	(41.74%) to (41.59%)	(0.01%) to 0.19%	6.86% to 7.08%	13.92% to 14.06%

(ab)	Terminated as an investment option and funds transferred to Small Cap Growth Trust on November 10, 2008.
(e)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Small Cap Value Trust Series 0
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	102,009	124,341	—
Units issued	94,913	15,444	143,375
Units redeemed	(92,409)	(37,776)	(19,034)

Units, end of period	104,513	102,009	124,341

Unit value, end of period $	25.43	34.40	35.44
Assets, end of period $	2,658,179	3,509,437	4,406,358
Investment income ratio*	1.36%	0.97%	0.13%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%
Total return, lowest to highest***	(27.51%) to (26.07%)	(2.92%)	19.32%

(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Small Cap Value Trust Series 1
	Year Ended Dec. 31/08	Year Ended Dec. 31/07 (ac)
Units, beginning of period	747	—
Units issued	127,542	31,908
Units redeemed	(63,969)	(31,161)

Units, end of period	64,320	747

Unit value, end of period $	9.10 to 9.12	12.26 to 12.39
Assets, end of period $	582,478	9,201
Investment income ratio*	2.10%	0.02%
Expense ratio, lowest to highest**	0.45% to 0.65%	0.45% to 0.65%
Total return, lowest to highest***	(26.56%) to (26.41%)	(1.88%) to (0.88%)

(ac)	Reflects the period from commencement of operations on November 12, 2007 through December 31, 2007.

	Sub-Account
	Small Company Trust Series 1
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (g)
Units, beginning of period	78,273	77,847	2,740	—
Units issued	70,823	9,939	90,180	10,254
Units redeemed	(11,713)	(9,513)	(15,073)	(7,514)

Units, end of period	137,383	78,273	77,847	2,740

Unit value, end of period $	8.79 to 8.92	15.60 to 15.77	16.80 to 16.93	16.01 to 16.06
Assets, end of period $	1,225,349	1,234,056	1,317,577	43,967
Investment income ratio*	0.00%	0.00%	0.00%	0.00%
Expense ratio, lowest to highest**	0.35% to 0.65%	0.35% to 0.65%	0.35% to 0.65%	0.45% to 0.65%
Total return, lowest to highest***	(43.61%) to (43.44%)	(7.15%) to (6.86%)	4.92% to 5.23%	5.63% to 5.84%

(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Small Company Value Trust Series 0
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	50,455	5,566	—
Units issued	80,014	60,594	6,551
Units redeemed	(38,374)	(15,705)	(985)

Units, end of period	92,095	50,455	5,566

Unit value, end of period $	9.67	13.25	13.41
Assets, end of period $	890,555	668,711	74,625
Investment income ratio*	0.86%	0.17%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%
Total return, lowest to highest***	(29.59%) to (27.05%)	(1.14%)	15.50%

(g)	Fund available in prior year but no activity.

	Sub-Account
	Small Company Value Trust Series 1
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04
Units, beginning of period	896,860	1,197,374	1,534,174	1,525,817	1,151,115
Units issued	326,502	494,264	813,580	766,171	1,166,644
Units redeemed	(564,047)	(794,778)	(1,150,380)	(757,814)	(791,942)

Units, end of period	659,315	896,860	1,197,374	1,534,174	1,525,817

Unit value, end of period $	13.60 to 14.04	18.69 to 19.29	19.05 to 28.45	16.62 to 24.78	15.67 to 23.28
Assets, end of period $	9,496,541	17,636,851	23,687,841	26,095,828	24,396,927
Investment income ratio*	0.66%	0.15%	0.07%	0.27%	0.15%
Expense ratio, lowest to highest**	0.25% to 0.65%	0.25% to 0.70%	0.25% to 0.70%	0.35% to 0.70%	0.35% to 0.65%
Total return, lowest to highest***	(27.52%) to (27.24%)	(1.89%) to (1.44%)	14.62% to 15.13%	6.29% to 6.66%	24.38% to 24.76%

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Strategic Bond Trust Series 0
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	12,929	—	—
Units issued	4,939	18,075	60
Units redeemed	(8,158)	(5,146)	(60)

Units, end of period	9,710	12,929	—

Unit value, end of period $	9.23	10.99	10.99
Assets, end of period $	89,594	142,120	—
Investment income ratio*	6.78%	10.56%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%
Total return, lowest to highest***	(16.07%) to (9.37%)	0.02%	7.05%

(g)	Fund available in prior year but no activity.

	Sub-Account
	Strategic Bond Trust Series 1
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04
Units, beginning of period	201,762	249,209	253,221	238,775	169,132
Units issued	54,133	109,181	138,457	176,347	290,490
Units redeemed	(162,773)	(156,628)	(142,469)	(161,901)	(220,847)

Units, end of period	93,122	201,762	249,209	253,221	238,775

Unit value, end of period $	18.07 to 18.59	21.60 to 22.22	19.92 to 22.32	18.71 to 20.86	18.32 to 20.38
Assets, end of period $	1,680,117	4,397,774	5,459,524	5,217,823	4,821,612
Investment income ratio*	5.08%	9.23%	6.48%	2.48%	3.88%
Expense ratio, lowest to highest**	0.30% to 0.65%	0.30% to 0.70%	0.30% to 0.70%	0.35% to 0.70%	0.35% to 0.65%
Total return, lowest to highest***	(16.62%) to (16.33%)	(0.85%) to (0.45%)	6.31% to 6.73%	1.98% to 2.34%	5.98% to 6.29%

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Strategic Income Trust Series 0
	Year Ended Dec. 31/08	Year Ended Dec. 31/07 (g)
Units, beginning of period	1,248	—
Units issued	766	1,481
Units redeemed	(499)	(233)

Units, end of period	1,515	1,248

Unit value, end of period $	10.36	11.33
Assets, end of period $	15,689	14,141
Investment income ratio*	11.82%	2.57%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	(8.57%) to (8.05%)	5.85%

(g)	Fund available in prior year but no activity.

	Sub-Account
	Strategic Income Trust Series 1
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04 (b)
Units, beginning of period	16,393	35,928	78,004	2,225	—
Units issued	185,983	20,922	37,952	90,668	2,246
Units redeemed	(118,718)	(40,457)	(80,028)	(14,889)	(21)

Units, end of period	83,658	16,393	35,928	78,004	2,225

Unit value, end of period $	13.59 to 13.79	14.97 to 15.14	14.24 to 14.35	13.78 to 13.82	13.56 to 13.57
Assets, end of period $	1,151,717	245,858	512,297	1,075,257	30,167
Investment income ratio*	12.21%	1.70%	2.03%	12.20%	6.19%
Expense ratio, lowest to highest**	0.35% to 0.65%	0.35% to 0.65%	0.35% to 0.65%	0.45% to 0.65%	0.45% to 0.65%
Total return, lowest to highest***	(9.22%) to (8.93%)	5.16% to 5.51%	3.31% to 3.62%	1.64% to 1.81%	8.46% to 8.60%

(b)	Reflects the period from commencement of operations on May 3, 2004 through December 31, 2004.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Total Bond Market Trust B Series 0
	Year Ended Dec. 31/08	Year Ended Dec. 31/07 (j)	Year Ended Dec. 31/06 (g)
Units, beginning of period	156,154	103,058	—
Units issued	259,709	171,563	107,642
Units redeemed	(135,950)	(118,467)	(4,584)

Units, end of period	279,913	156,154	103,058

Unit value, end of period $	18.01	17.03	15.89
Assets, end of period $	5,041,514	2,658,477	1,637,785
Investment income ratio*	6.26%	11.03%	2.44%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%
Total return, lowest to highest***	3.52% to 5.79%	7.13%	4.07%

(j)	Renamed on October 1, 2007. Formerly known as Bond Index Trust B.
(g)	Fund available in prior year but no activity.

	Sub-Account
	Total Return Trust Series 0
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	72,293	34,283	—
Units issued	237,637	55,834	36,837
Units redeemed	(85,224)	(17,824)	(2,554)

Units, end of period	224,706	72,293	34,283

Unit value, end of period $	12.71	12.37	11.39
Assets, end of period $	2,857,007	894,516	390,568
Investment income ratio*	5.58%	9.04%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%
Total return, lowest to highest***	2.76% to 2.76%	8.61%	3.67%

(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Total Return Trust Series 1
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04
Units, beginning of period	1,745,005	1,570,478	2,385,781	2,833,935	2,319,152
Units issued	1,884,675	1,105,189	879,060	1,121,316	2,668,560
Units redeemed	(1,486,023)	(930,662)	(1,694,363)	(1,569,470)	(2,153,777)

Units, end of period	2,143,657	1,745,005	1,570,478	2,385,781	2,833,935

Unit value, end of period $	19.93 to 20.59	19.46 to 20.09	18.06 to 18.56	17.56 to 17.92	17.28 to 17.53
Assets, end of period $	43,539,894	34,656,094	28,840,343	42,371,818	49,394,073
Investment income ratio*	4.60%	7.86%	3.62%	2.49%	3.71%
Expense ratio, lowest to highest**	0.25% to 0.65%	0.25% to 0.70%	0.25% to 0.70%	0.30% to 0.70%	0.30% to 0.65%
Total return, lowest to highest***	2.10% to 2.52%	7.73% to 8.23%	2.89% to 3.34%	1.76% to 2.17%	4.28% to 4.65%

	Sub-Account
	Total Stock Market Index Trust Series 0
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	6,922	37	—
Units issued	23,133	8,318	37
Units redeemed	(23,516)	(1,433)	—

Units, end of period	6,539	6,922	37

Unit value, end of period $	30.58	48.65	46.25
Assets, end of period $	199,933	336,768	1,715
Investment income ratio*	0.93%	3.08%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%
Total return, lowest to highest***	(37.15%) to (25.73%)	5.19%	15.33%

(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Total Stock Market Index Trust Series 1
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04
Units, beginning of period	260,998	212,749	323,999	230,903	371,604
Units issued	90,395	144,535	144,172	313,142	405,051
Units redeemed	(164,947)	(96,286)	(255,422)	(220,046)	(545,752)

Units, end of period	186,446	260,998	212,749	323,999	230,903

Unit value, end of period $	8.70 to 8.91	13.90 to 14.29	13.31 to 13.63	11.62 to 11.83	11.10 to 11.23
Assets, end of period $	1,649,478	3,702,220	2,867,841	3,807,527	2,572,128
Investment income ratio*	1.61%	2.17%	1.02%	0.99%	0.73%
Expense ratio, lowest to highest**	0.35% to 0.65%	0.30% to 0.70%	0.30% to 0.70%	0.35% to 0.70%	0.35% to 0.65%
Total return, lowest to highest***	(37.61%) to (37.42%)	4.44% to 4.86%	14.49% to 14.95%	4.96% to 5.32%	11.02% to 11.35%

	Sub-Account
	U.S. Core Trust Series 0
	Year Ended Dec. 31/08 (ad)	Year Ended Dec. 31/07 (g)
Units, beginning of period	64,781	—
Units issued	15,336	77,819
Units redeemed	(80,117)	(13,038)

Units, end of period	—	64,781

Unit value, end of period $	7.76	11.64
Assets, end of period $	—	754,280
Investment income ratio*	1.34%	3.58%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	(33.37%) to (21.24%)	1.31%

(ad)	Terminated as an investment option and funds transferred to Fundamental Value Trust on November 10, 2008.
(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	U.S. Core Trust Series 1
	Year Ended Dec. 31/08 (ad)	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (o)	Year Ended Dec. 31/05	Year Ended Dec. 31/04
Units, beginning of period	398,897	827,753	853,493	899,801	1,151,229
Units issued	79,679	131,686	237,418	549,300	471,319
Units redeemed	(478,576)	(560,542)	(263,158)	(595,608)	(722,747)

Units, end of period	—	398,897	827,753	853,493	899,801

Unit value, end of period $	13.68 to 14.06	20.58 to 21.16	11.57 to 20.96	10.66 to 19.25	10.50 to 18.89
Assets, end of period $	—	7,579,823	16,484,485	15,776,383	16,191,548
Investment income ratio*	1.32%	2.13%	1.19%	1.38%	0.85%
Expense ratio, lowest to highest**	0.30% to 0.65%	0.30% to 0.70%	0.30% to 0.70%	0.30% to 0.70%	0.35% to 0.65%
Total return, lowest to highest***	(33.76%) to (33.56%)	0.56% to 0.97%	8.42% to 8.84%	1.32% to 1.72%	6.08% to 6.39%

(ad)	Terminated as an investment option and funds transferred to Fundamental Value Trust on November 10, 2008.
(o)	Fund renamed on May 1, 2006. Previously known as Growth & Income Trust.

	Sub-Account
	U.S. Global Leaders Growth Trust Series 0
	Year Ended Dec. 31/08 (x)	Year Ended Dec. 31/07 (g)
Units, beginning of period	109	—
Units issued	223	429
Units redeemed	(332)	(320)

Units, end of period	—	109

Unit value, end of period $	11.60	11.51
Assets, end of period $	—	1,257
Investment income ratio*	0.25%	1.92%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	0.73%	3.72%

(x)	Terminated as an investment option and funds transferred to Blue Chip Growth Trust on April 28, 2008.
(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	U.S. Global Leaders Growth Trust Series 1
	Year Ended Dec. 31/08 (x)	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (g)
Units, beginning of period	47,143	51,406	83,180	—
Units issued	2,281	24,267	25,598	104,006
Units redeemed	(49,424)	(28,530)	(57,372)	(20,826)

Units, end of period	—	47,143	51,406	83,180

Unit value, end of period $	13.80 to 13.94	13.75 to 13.90	13.35 to 13.46	13.20 to 13.27
Assets, end of period $	—	652,965	690,161	1,100,951
Investment income ratio*	0.43%	1.48%	0.00%	0.24%
Expense ratio, lowest to highest**	0.40% to 0.65%	0.35% to 0.65%	0.35% to 0.65%	0.35% to 0.65%
Total return, lowest to highest***	0.42% to 0.50%	2.96% to 3.26%	1.14% to 1.45%	0.22% to 0.52%

(x)	Terminated as an investment option and funds transferred to Blue Chip Growth Trust on April 28, 2008.
(g)	Fund available in prior year but no activity.

	Sub-Account
	U.S. Government Securities Trust Series 0
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	7,826	30	—
Units issued	62,022	13,928	31
Units redeemed	(54,319)	(6,132)	(1)

Units, end of period	15,529	7,826	30

Unit value, end of period $	12.45	12.64	12.24
Assets, end of period $	193,403	98,886	370
Investment income ratio*	3.95%	8.95%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%
Total return, lowest to highest***	(1.44%) to 0.56%	3.25%	4.39%

(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	U.S. Government Securities Trust Series 1
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04
Units, beginning of period	571,273	690,780	649,545	541,692	595,722
Units issued	478,767	356,594	578,659	404,113	625,354
Units redeemed	(585,906)	(476,101)	(537,424)	(296,260)	(679,384)

Units, end of period	464,134	571,273	690,780	649,545	541,692

Unit value, end of period $	15.84 to 16.37	16.12 to 16.64	15.74 to 16.94	15.18 to 16.32	15.08 to 16.15
Assets, end of period $	7,525,507	9,452,949	11,102,160	9,984,112	8,245,778
Investment income ratio*	3.56%	8.20%	5.48%	1.72%	1.95%
Expense ratio, lowest to highest**	0.25% to 0.65%	0.25% to 0.70%	0.25% to 0.70%	0.35% to 0.70%	0.35% to 0.65%
Total return, lowest to highest***	(2.05%) to (1.66%)	2.43% to 2.89%	3.66% to 4.13%	0.87% to 1.24%	2.21% to 2.54%

	Sub-Account
	U.S. High Yield Bond Trust Series 0
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	1,133	400	—
Units issued	19,427	929	414
Units redeemed	(2,092)	(196)	(14)

Units, end of period	18,468	1,133	400

Unit value, end of period $	9.31	11.76	11.42
Assets, end of period $	171,876	13,322	4,564
Investment income ratio*	21.85%	12.03%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%
Total return, lowest to highest***	(20.85%) to (19.03%)	3.00%	9.60%

(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	U.S. High Yield Bond Trust Series 1
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	18,379	197	—
Units issued	138,980	39,504	201
Units redeemed	(155,836)	(21,322)	(4)

Units, end of period	1,523	18,379	197

Unit value, end of period $	11.33 to 11.46	14.42 to 14.54	14.11
Assets, end of period $	17,289	265,248	2,781
Investment income ratio*	1.00%	10.24%	0.00%
Expense ratio, lowest to highest**	0.35% to 0.65%	0.35% to 0.65%	0.65%
Total return, lowest to highest***	(21.38%) to (21.14%)	2.19% to 2.52%	8.89%

(g)	Fund available in prior year but no activity.

	Sub-Account
	U.S. Large Cap Trust Series 0
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	9,555	—	—
Units issued	3,767	19,992	8,184
Units redeemed	(6,967)	(10,437)	(8,184)

Units, end of period	6,355	9,555	—

Unit value, end of period $	7.57	12.37	12.41
Assets, end of period $	48,088	118,228	—
Investment income ratio*	1.94%	1.35%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%
Total return, lowest to highest***	(38.85%) to (23.68%)	(0.26%)	10.68%

(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	U.S. Large Cap Trust Series 1
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04
Units, beginning of period	1,308,474	1,435,047	1,555,399	1,640,031	284,605
Units issued	154,180	313,621	270,247	430,513	1,930,714
Units redeemed	(529,257)	(440,194)	(390,599)	(515,145)	(575,288)

Units, end of period	933,397	1,308,474	1,435,047	1,555,399	1,640,031

Unit value, end of period $	9.66 to 9.97	15.86 to 16.36	16.02 to 16.46	14.58 to 14.84	13.91 to 14.07
Assets, end of period $	9,057,849	20,972,000	23,164,531	22,779,517	22,836,763
Investment income ratio*	2.17%	1.09%	0.57%	0.43%	0.09%
Expense ratio, lowest to highest**	0.25% to 0.65%	0.25% to 0.70%	0.25% to 0.70%	0.35% to 0.70%	0.35% to 0.65%
Total return, lowest to highest***	(39.29%) to (39.04%)	(1.04%) to (0.60%)	9.88% to 10.38%	5.08% to 5.45%	8.68% to 9.01%

	Sub-Account
	Utilities Trust Series 0
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	17,927	149	—
Units issued	78,710	23,920	155
Units redeemed	(41,268)	(6,142)	(6)

Units, end of period	55,369	17,927	149

Unit value, end of period $	11.89	19.33	15.17
Assets, end of period $	658,222	346,525	2,261
Investment income ratio*	2.83%	2.39%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%
Total return, lowest to highest***	(38.50%) to (21.20%)	27.43%	31.06%

(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Utilities Trust Series 1
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04
Units, beginning of period	225,244	131,267	154,810	40,217	12,829
Units issued	156,245	139,373	77,515	154,202	57,841
Units redeemed	(131,682)	(45,396)	(101,058)	(39,609)	(30,453)

Units, end of period	249,807	225,244	131,267	154,810	40,217

Unit value, end of period $	14.16 to 14.55	23.22 to 23.70	18.35 to 18.66	14.10 to 14.30	12.15 to 12.26
Assets, end of period $	3,594,971	5,302,683	2,433,871	2,200,446	489,462
Investment income ratio*	3.24%	2.12%	2.31%	0.39%	0.54%
Expense ratio, lowest to highest**	0.30% to 0.65%	0.35% to 0.65%	0.35% to 0.65%	0.35% to 0.65%	0.40% to 0.65%
Total return, lowest to highest***	(39.04%) to (38.83%)	26.57% to 26.95%	30.15% to 30.55%	16.07% to 16.41%	28.57% to 28.91%

	Sub-Account
	Value Trust Series 0
	Year Ended Dec. 31/08	Year Ended Dec. 31/07 (g)
Units, beginning of period	34,210	—
Units issued	64,360	43,166
Units redeemed	(63,494)	(8,956)

Units, end of period	35,076	34,210

Unit value, end of period $	8.90	15.05
Assets, end of period $	312,241	514,782
Investment income ratio*	0.84%	2.92%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	(40.84%) to (31.48%)	8.26%

(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Value Trust Series 1
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04
Units, beginning of period	395,785	297,227	422,144	1,080,759	720,769
Units issued	134,441	322,269	199,825	208,115	1,280,008
Units redeemed	(219,491)	(223,711)	(324,742)	(866,730)	(920,018)

Units, end of period	310,735	395,785	297,227	422,144	1,080,759

Unit value, end of period $	17.74 to 18.24	30.09 to 30.95	25.21 to 28.68	20.94 to 23.77	18.71 to 21.18
Assets, end of period $	5,587,755	12,100,633	8,411,802	9,906,015	22,720,877
Investment income ratio*	1.10%	1.37%	0.42%	0.55%	0.53%
Expense ratio, lowest to highest**	0.30% to 0.65%	0.30% to 0.70%	0.30% to 0.70%	0.30% to 0.70%	0.30% to 0.65%
Total return, lowest to highest***	(41.25%) to (41.05%)	7.46% to 7.89%	20.20% to 20.68%	11.78% to 12.22%	14.43% to 14.83%

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

The Account is a funding vehicle for a number of variable universal life insurance products which have unique combinations of features and fees that are charged against the contract owner’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

The preceding table was developed by determining which products offered by the Company have the lowest and highest total return. Only product designs within each sub-account that had units outstanding during the period were considered when determining the lowest and highest total return. The summary may not reflect the minimum and maximum mortality and expense risk charge offered by the Company as contract owners may not have selected all available and applicable contract options as discussed in Notes 3 and 4.

(*)	These ratios, which are not annualized, represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying Trust portfolio, net of management fees assessed by the Trust portfolio adviser, divided by the average net assets of the sub-account. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reductions in unit values. The recognition of investment income by the sub-account is affected by the timing of the declarations of dividends by the underlying Trust portfolio in which the sub-accounts invest. It is the practice of the Trusts, for income tax reasons, to declare dividends in April for investment income received in the previous calendar year for all sub-accounts of the Trusts except for the Money Market Trust which declares and reinvests dividends on a daily basis. Any dividend distribution received from a sub-account of the Trusts is reinvested immediately, at the net asset value, in shares of that sub-account and retained as assets of the corresponding sub-account so that the unit value of the sub-account is not affected by the declaration and reinvestment of dividends.

(**)	These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense risk charges, for the period indicated. The ratios include only those expenses that result in a direct reduction in unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Trust portfolio are excluded.

(***)	These ratios, which are not annualized, represent the total return for the period indicated, including changes in the value of the underlying Trust portfolio, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

PART C

OTHER INFORMATION

Item 26. Exhibits

The following exhibits are filed as part of this Registration Statement:

(a) Resolutions of Board of Directors of the John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) establishing Separate Account N. Incorporated by reference to exhibit A (1) to the pre-effective amendment no. 1 file number 333-71312 filed with the Commission on January 2, 2002.

(b) Not applicable.

(c) (1) Distribution and Servicing Agreement between John Hancock Distributors LLC and John Hancock Life Insurance Company (U.S.A.) dated February 17, 2009. Incorporated by reference to pre-effective amendment number 1 file number 333-157212, filed with the Commission on April 7, 2009.

(2) Specimen General Agent and Broker-Dealer Selling Agreement by and among John Hancock Life Insurance Company, John Hancock Variable Life Insurance Company, John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Distributors LLC. Incorporated by reference to pre-effective number 2 file number 333-148991 filed with the Commission on October 7, 2008. List of third party broker-dealer firms (included as attachment A). Incorporated by reference to pre-effective number 1 file number 333-157212, filed with the Commission on April 7, 2009.

(d) (1) Form of Specimen Flexible Premium Variable Life Insurance Policy. Incorporated by reference to pre-effective amendment number 1 filed number 333-126668 filed with the Commission on October 12, 2005.

(2) Form of Specimen Enhanced Cash Value Rider. Incorporated by reference to pre-effective amendment number 1 filed number 333-126668 filed with the Commission on October 12, 2005.

(e) Form of Specimen Application for a Master COLI Insurance Policy. Incorporated by reference to pre-effective amendment number 1 file number 333-126668 filed with the Commission on October 12, 2005.

(f) (1) Restated Articles of Redomestication of the John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated December 30, 1992. Incorporated by reference to post-effective amendment number 9 file number 333-85284, filed with the Commission in April, 2007.

(a) Amendment to the Articles of Redomestication of the John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated July 16, 2004. Incorporated by reference to pre-effective amendment no. 1 file number 333-126668 filed with the Commission on October 12, 2005.

(b) Amendment to the Articles of Redomestication dated January 1, 2005. Incorporated by reference to post-effective amendment number 9 file number 333-85284, filed with the Commission in April, 2007.

(2) By-laws of the John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated December 2, 1992. Incorporated by reference to pre-effective amendment no. 1 file number 333- 126668 filed with the Commission on October 12, 2005.

(a) Amendment to the By-laws of the John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated June 7, 2000. Incorporated by reference to pre-effective amendment no. 1 file number 333-126668 filed with the Commission on October 12, 2005.

(b) Amendment to the By-laws of the John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated March 12, 1999. Incorporated by reference to pre-effective amendment no. 1 file number 333-126668 filed with the Commission on October 12, 2005.

(c) Amendment to the By-laws of the John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated July 16, 2004. Incorporated by reference to post-effective amendment number 9 file number 333-85284, filed with the Commission in April, 2007.

(g) (1) Reinsurance Agreement between John Hancock Life Insurance Company (U.S.A.) and Optimum Re Insurance Company. Incorporated by reference to pre-effective amendment number 2 file number 333-152406, filed with the Commission on November 21, 2008.

(g) (2) Reinsurance Agreement between John Hancock Life Insurance Company (U.S.A.) and Transamerica Occidental Life Insurance Company. Incorporated by reference to pre-effective amendment number 2 file number 333-152406, filed with the Commission on November 21, 2008.

(g) (3) Reinsurance Agreement between John Hancock Life Insurance Company (U.S.A.) and Munich American Reassurance Company. Incorporated by reference to pre-effective amendment number 2 file number 333-152406, filed with the Commission on November 21, 2008.

(g) (4) Reinsurance Agreement between John Hancock Life Insurance Company (U.S.A.) and Generali USA Life Reassurance Company. Incorporated by reference to pre-effective amendment number 2 file number 333-152406, filed with the Commission on November 21, 2008.

(h)(1) Participation Agreement among The Manufacturers Insurance Company (U.S.A.), The Manufacturers Insurance Company of New York, PIMCO Variable Insurance Trust and PIMCO Advisors Distributors LLC dated April 30, 2004. Incorporated by reference to pre-effective amendment no. 1 file number 333-126668 filed with the Commission on October 12, 2005.

(2) Participation Agreement among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance Company and John Hancock Trust dated April 20, 2005. Incorporated by reference to pre-effective amendment no. 1 file number 333-126668 filed with the Commission on October 12, 2005.

(3) Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust portfolios (except American Funds Insurance Series) dated April 16, 2007. Incorporated by reference to post-effective amendment number 9 file number 333-85284, filed with the Commission in April, 2007.

(4) Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust on behalf of series of the Trust that are feeder funds of the American Funds Insurance Series dated April 16, 2007. Incorporated by reference to post-effective amendment number 9 file number 333-85284, filed with the Commission in April, 2007.

(i) (1) Service Agreement between John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) and John Hancock Life Insurance Company dated April 28, 2004. Incorporated by reference to post-effective amendment number 9 file number 333-85284, filed with the Commission in April, 2007.

(j) Not applicable.

(k) Opinion and consent of counsel for John Hancock Life Insurance Company (U.S.A.). Incorporated by reference to Exhibit 2 (a) to pre-effective amendment no. 1 file number 333-100597 filed with the Commission on December 16, 2002.

(l) Not Applicable.

(m) Not Applicable.

(n) Consents of Independent Registered Public Accounting Firm are filed herewith.

(n)(1) Opinion of Counsel as to the eligibility of this post-effective amendment pursuant to Rule 485(b) is filed herewith.

(o) Not Applicable.

(p) Not Applicable.

(q) Memorandum Regarding Issuance, Face Amount Increase, Redemption and Transfer Procedures for the Policies. Incorporated by reference to Exhibit A(6) to pre-effective amendment no. 1 file number 333-100597 filed with the Commission on December 16, 2002.

Powers of Attorney

(i) Powers of Attorney for James R. Boyle, John DesPrez III, Rex Schlaybaugh, Jr., and Diana Scott are incorporated by reference to post-effective amendment number 1 file number 333-126668 filed with the Commission on April 28, 2006.

(ii) Powers of Attorneys for Marc Costantini, Steven S. Finch, Katherine MacMillan and Hugh McHaffie are incorporated by reference to post-effective amendment number 3 file number 333-126668 filed with the Commission on April 30, 2007.

(iii) Powers of Attorneys for Scott S. Hartz and Stephen R. McArthur are filed herewith.

Item 27. Directors and Officers of the Depositor

OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) as of April 1, 2009.

Name and Principal Business Address	Position with Depositor

Directors
James R. Boyle**	Director
Marc Costantini*	Director
John D. DesPrez III*	Director

Name and Principal Business Address	Position with Depositor

Steven A. Finch**	Director
Scott S. Hartz**	Director
Stephen R. McArthur****	Director
Hugh McHaffie*	Director
Katherine MacMillan*****	Director
Rex Schlaybaugh, Jr.*******	Director
Diana Scott*	Director
Officers
John D. DesPrez III*	Chairman and President
Hugh McHaffie*	Executive Vice President, Wealth Management
James R. Boyle**	Executive Vice President, Life Insurance
Stephen R. McArthur****	Executive Vice President and General Manager, Reinsurance
Steven A. Finch**	Executive Vice President and General Manager, JH Insurance
Katherine MacMillan*****	Executive Vice President and General Manager, JH RPS
Marc Costantini*	Executive Vice President and General Manager, JH Annuities
Executive Vice President and General Manager, Long Term
Marianne Harrison**	Care Insurance
Jonathan Chiel*	Executive Vice President and General Counsel
Warren Thomson******	Executive Vice President US Investments
Executive Vice President and Chief Investment Officer, US
Scott Hartz**	Investments
Ronald J. McHugh*	Senior Vice President and General Manager, Fixed Products
Allan Hackney*	Senior Vice President and Chief Information Officer
Lynne Patterson*	Senior Vice President and Chief Financial Officer
Diana Scott*	Senior Vice President, Human Resources
Peter Levitt****	Senior Vice President and Treasurer
Jeffery Whitehead*	Vice President and Controller
Emanuel Alves*	Vice President, Counsel and Corporate Secretary
Mitchell A. Karman**	Vice President, Chief Compliance Officer and Counsel
John Brabazon**	Vice President & CFO, US Investments
Richard Harris**	Vice President, Appointed Actuary
Kris Ramdial*****	Vice President, Treasury
Philip Clarkson**	Vice President, Taxation
Brian Collins****	Vice President, Taxation
John H. Durfey****	Assistant Secretary
Kwong Yiu****	Assistant Secretary
Grace O’Connell*	Assistant Secretary
Deanna Garland**	Assistant Secretary

*Principal Business Office is 601 Congress Street, Boston, MA 02210

**Principal Business Office is 197 Clarendon Street, Boston, MA 02117

***Principal Business Office is 200 Clarendon Street, Boston, MA 02117

****Principal Business Office is 200 Bloor Street, Toronto, Canada M4W1E5

*****Principal Business Office is 250 Bloor Street, Toronto, Canada M4W1E5

******Principal Business Office is 101 Huntington Avenue, Boston, MA 02117

*******Principal Business Office is 400 Renaissance Center, Detroit, MI 48243

Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant

Registrant is a separate account of John Hancock USA, operated as a unit investment trust. Registrant supports benefits payable under John Hancock USA’s variable life insurance policies by investing assets allocated to various investment options in shares of John Hancock Trust and other mutual funds registered under the Investment Company Act of 1940 as open-end management investment companies of the “series” type.

A list of persons directly or indirectly controlled by or under common contract with John Hancock USA as of December 31, 2008 appears below:

Subsidiary Name

Cavalier Cable, Inc.

JHUSA CIP Investments, LLC (Delaware)

John Hancock Advisers LLC (Delaware)

John Hancock Distributors LLC

John Hancock Investment Management Services, LLC

John Hancock Life Insurance Company of New York

Manulife Reinsurance (Bermuda) Limited

Manulife Reinsurance Limited (Bermuda)

Manulife Service Corporation

Item 29. Indemnification

The Form of Selling Agreement or Service Agreement between John Hancock Distributors LLC and various broker-dealers may provide that the selling broker-dealer indemnify and hold harmless John Hancock Distributors LLC and the Company, including their affiliates, officers, directors, employees and agents against losses, claims, liabilities or expenses (including reasonable attorney’s fees), arising out of or based upon a breach of the Selling or Service Agreement, or any applicable law or regulation or any applicable rule of any self-regulatory organization or similar provision consistent with industry practice.

Item 30. Principal Underwriter

(a) Set forth below is information concerning other investment companies for which John Hancock Distributors LLC, the principal underwriter of the contracts, acts as investment adviser or principal underwriter.

Name of Investment Company	Capacity in Which Acting
John Hancock Variable Life Separate Account S	Principal Underwriter
John Hancock Variable Life Separate Account U	Principal Underwriter
John Hancock Variable Life Separate Account V	Principal Underwriter
John Hancock Variable Life Separate Account UV	Principal Underwriter
John Hancock Variable Annuity Separate Account I	Principal Underwriter
John Hancock Variable Annuity Separate Account JF	Principal Underwriter
John Hancock Variable Annuity Separate Account U	Principal Underwriter
John Hancock Variable Annuity Separate Account V	Principal Underwriter
John Hancock Variable Annuity Separate Account H	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.)
Separate Account A	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.)
Separate Account N	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.)
Separate Account H	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.)
Separate Account I	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.)
Separate Account J	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.)
Separate Account K	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.)
Separate Account M	Principal Underwriter
John Hancock Life Insurance Company of New York
Separate Account B	Principal Underwriter
John Hancock Life Insurance Company of New York
Separate Account A	Principal Underwriter

(b) John Hancock Life Insurance Company (U.S.A.) is the sole member of John Hancock Distributors LLC and the following comprise the Board of Managers and Officers of John Hancock Distributors LLC as of April 1, 2009.

Name	Title
Edward Eng*****	Board Manager
Barry Evans******	Board Manager
Steven A. Finch**	Board Manager
Lynne Patterson*	Board Manager
Christopher Walker****	Board Manager
Karen Walsh*	Board Manager

Name	Title

Emanuel Alves*	Secretary
Philip Clarkson***	Vice President, U.S. Taxation
Brian Collins****	Vice President, U.S. Taxation
David Crawford****	Assistant Secretary
Vice President, Product Development Retirement Plan
Edward Eng*****	Services
Steven A. Finch**	President and Chiel Executive Officer
Peter Levitt*****	Senior Vice President, Treasurer
Heather Justason****	Chief Operating Officer
Jeff Long*	Financial Operations Principal
Declan O’Beirne**	Chief Financial Officer
Kathleen Pettit**	Vice President and Chief Compliance Officer
Kris Ramdial*****	Vice President, Treasury
Pamela Schmidt**	General Counsel
Karen Walsh*	Vice President, Annuity Distribution

*Principal Business Office is 601 Congress Street, Boston, MA 02210

**Principal Business Office is 197 Clarendon Street, Boston, MA 02116

***Principal Business Office is 200 Clarendon Street, Boston, MA 02116

****Principal Business Office is 200 Bloor Street, Toronto, Canada M4W1E5

*****Principal Business Office is 250 Bloor Street, Toronto, Canada M4W1E5

******Principal Business Office is 101 Huntington Street, Boston, MA 02116

(c) John Hancock Distributors LLC

The information contained in the section titled “Principal Underwriter and Distributor” in the Statement of Additional Information, contained in this Registration Statement, is hereby incorporated by reference in response to Item 31.(c)(2-5).

Item 31. Location of Accounts and Records

The following entities prepare, maintain, and preserve the records required by Section 31(a) of the Act for the Registrant through written agreements between the parties to the effect that such services will be provided to the Registrant for such periods prescribed by the Rules and Regulations of the Commission under the Act and such records will be surrendered promptly on request: John Hancock Distributors LLC, John Hancock Place, Boston, Massachusetts 02117, serves as Registrant’s distributor and principal underwriter, and, in such capacities, keeps records regarding shareholders account records, cancelled stock certificates. John Hancock Life Insurance Company (U.S.A.) (at the same address), in its capacity as Registrant’s depositor keeps all other records required by Section 31 (a) of the Act.

Item 32. Management Services

All management services contracts are discussed in Part A or Part B.

Item 33. Fee Representation

Representation of Insurer Pursuant to Section 26 of the Investment Company Act of 1940.

The John Hancock Life Insurance Company (U.S.A.) hereby represents that the fees and charges deducted under the contracts issued pursuant to this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused this post-effective amendment to the Registration Statement to be signed on their behalf in the City of Boston, Massachusetts, as of the 24th day of April, 2009.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N
(Registrant)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

By: /s/ James R. Boyle

James R. Boyle
Principal Executive Officer

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

(Depositor)

By: /s/ James R. Boyle

James R. Boyle

Principal Executive Officer

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed by the following persons in the capacities indicated as of the 24th day of April, 2009.

/s/ Lynne Patterson	Senior Vice President and Chief Financial Officer
Lynne Patterson

/s/ Jeffery J. Whitehead	Vice President and Controller
Jeffery J. Whitehead

*	Director
James R. Boyle

*	Director
Marc Costantini

*	Director
John D. DesPrez III

*	Director
Steven A. Finch

*	Director
Scott S. Hartz

*	Director
Katherine MacMillan

*	Director
Stephen R. McArthur

*	Director
Hugh McHaffie

*	Director
Rex Schlaybaugh, Jr.

*	Director
Diana Scott

/s/ James C. Hoodlet
James C. Hoodlet
Pursuant to Power of Attorney

May, 2009

This disclosure is distributed to policy owners of variable life insurance policies issued by John Hancock Life Insurance Company (U.S.A.) (“John Hancock USA”) and offering interests in John Hancock Life Insurance Company (U.S.A.) Separate Account N (the “Account” or “Separate Account”). Certain of the investment options described in this disclosure may not be available to you under your policy.

1. Investment Options

Certain of the investment options listed below are offered under variable life insurance policies bearing the title Corporate VUL.

500 Index	Financial Services	Money Market
500 Index B	Franklin Templeton Founding Allocation	Money Market B
Active Bond	Fundamental Value	Natural Resources
All Cap Core	Global	Optimized All Cap
All Cap Growth	Global Allocation	Optimized Value
All Cap Value	Global Bond	Overseas Equity
Alpha Opportunities	Global Real Estate	Pacific Rim
American Asset Allocation	Health Sciences	PIMCO VIT All Asset
American Blue Chip Income and Growth	High Yield	Real Estate Securities
American Bond	International Core	Real Return Bond
American Diversified Growth and Income	International Equity Index A	Science & Technology
American Fundamental Holdings	International Equity Index B	Short-Term Bond
American Global Diversification	International Opportunities	Small Cap Growth
American Growth	International Small Cap	Small Cap Index
American Growth-Income	International Value	Small Cap Opportunities
American International	Investment Quality Bond	Small Cap Value
American New World	Large Cap	Small Company Value
Balanced	Large Cap Value	Strategic Bond
Blue Chip Growth	Lifestyle Aggressive	Strategic Income
Capital Appreciation	Lifestyle Balanced	Total Bond Market B
Capital Appreciation Value	Lifestyle Conservative	Total Return
Core Allocation Plus	Lifestyle Growth	Total Stock Market Index
Core Bond	Lifestyle Moderate	U.S. Government Securities
Core Strategy	Mid Cap Index	U.S. High Yield Bond
Disciplined Diversification	Mid Cap Intersection	Utilities
Emerging Small Company	Mid Cap Stock	Value
Equity-Income	Mid Value

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2. Total annual portfolio operating expenses

The following table shows the minimum and maximum total portfolio level fees and expenses charged by any of the portfolios underlying a variable investment option offered through the VUL Accumulator, EPVUL, VUL Protector, Accumulation VUL, Survivorship VUL, and SPVL policies, expressed as a percentage of average net assets (rounded to two decimal places). These expenses are deducted from portfolio assets. For more information, please see the prospectus for the underlying portfolio.

	Minimum	Maximum
Expenses that are deducted from the portfolio assets, including advisory fees, Rule 12b-1 fees and other expenses	0.50%	1.64%

3. Table of investment options and investment subadvisers

Please note that certain of the investment options described in this table may not be available to you under your policy.

The following table provides a general description of the portfolios that underlie the variable investment options we make available under the policy. You bear the investment risk of any portfolio you choose as an investment option for your policy. You can find a full description of each portfolio, including the investment objectives, policies, restrictions, and risks, in the prospectus for that portfolio. You should read the portfolio’s prospectus carefully before investing in the corresponding variable investment option.

When you select a Separate Account investment option, we invest your money in shares of a corresponding portfolio of the John Hancock Trust (the “Trust” or “JHT”) (or the PIMCO Variable Insurance Trust (the “PIMCO Trust”) with respect to the PIMCO VIT All Asset portfolio) and hold the shares in a subaccount of the Separate Account. The Fee Tables show the investment management fees, Rule 12b-1 fees and other operating expenses for these portfolio shares as a percentage (rounded to two decimal places) of each portfolio’s average net assets for 2008, except as indicated in the footnotes appearing at the end of the table. Fees and expenses of the portfolios are not fixed or specified under the terms of the policies and may vary from year to year. These fees and expenses differ for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account investment options you select.

The John Hancock Trust and the PIMCO Trust are so-called “series” type mutual funds and each is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end management investment company. John Hancock Investment Management Services, LLC (“JHIMS”) provides investment advisory services to the Trust and receives investment management fees for doing so. JHIMS pays a portion of its investment management fees to other firms that manage the Trust’s portfolios. We are affiliated with JHIMS and may indirectly benefit from any investment management fees JHIMS retains. The PIMCO VIT All Asset portfolio of the PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC (“PIMCO”) and pays investment management fees to PIMCO.

Each of the American Asset Allocation, American Blue Chip Income and Growth, American Bond, American Diversified Growth and Income, American Global Diversification, American Growth-Income, American Growth, American New World, American Fundamental Holdings, and American International portfolios invests in Series 1 shares of the corresponding investment portfolio of the Trust and is subject to a 0.60% Rule 12b-1 fee. The American Asset Allocation, American Growth, American International, American Growth-Income, American New World, American Blue Chip Income and Growth and American Bond portfolios operate as “feeder funds,” which means that the portfolios do not buy investment securities directly. Instead, they invest in a “master fund” which in turn purchases investment securities. Each of the American feeder fund portfolios has the same investment objective and limitations as its master fund. The prospectus for the American Fund master fund is included with the prospectuses for the underlying funds. We pay American Funds Distributors, Inc., the principal underwriter for the American Funds Insurance Series, a percentage of some or all of the amounts allocated to the “American” portfolios of the Trust for the marketing support services it provides.

The portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the portfolios. The amount of this compensation is based on a percentage of the assets of the portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from portfolio to portfolio and among classes of shares within a portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees that are deducted from a portfolio’s assets for the services we or our

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affiliates provide to that portfolio. These compensation payments do not, however, result in any charge to you in addition to what is shown in the Fee Tables.

The investment options in the Separate Account are not publicly traded mutual funds. The investment options are only available to you as investment options in the policies, or in some cases through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the investment options also may be available through participation in certain qualified pension or retirement plans. The portfolios’ investment advisers and managers (i.e. subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the portfolios are not directly related to any publicly traded mutual fund. You should not compare the performance of any investment option described in this prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the investment options of our Separate Account.

Portfolio	Portfolio Manager	Investment Objective and Strategy
500 Index	MFC Global Investment Management (U.S.A.) Limited	To seek to approximate the aggregate total return of a broad-based U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the S&P 500 Index* and (b) securities (which may or may not be included in the S&P 500 Index) that the subadviser believes as a group will behave in a manner similar to the index. The subadviser may determine that the portfolio’s investments in certain instruments, such as index futures, total return swaps and exchanged traded portfolios (“ETFs”) have similar economic characteristics to investments that are in the S&P 500 Index.
500 Index B	MFC Global Investment Management (U.S.A.) Limited	To seek to approximate the aggregate total return of a broad-based U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the S&P 500 Index* and (b) securities (which may or may not be included in the S&P 500 Index) that the subadviser believes as a group will behave in a manner similar to the index. The subadviser may determine that the portfolio’s investments in certain instruments, such as index futures, total return swaps and exchanged traded portfolios (“ETFs”) have similar economic characteristics to investments that are in the S&P 500 Index.
Active Bond	Declaration Management & Research LLC/MFC Global Investment Management (U.S.), LLC	To seek to provide income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified mix of debt securities and instruments.
All Cap Core	Deutsche Investment Management Americas Inc.	To seek long-term growth of capital. Under normal market conditions, the portfolio invests in common stocks, other equity securities and other asset classes of those companies within the Russell 3000 Index.*
All Cap Growth	Invesco AIM Capital Management, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests its assets principally in common stocks of companies of all market capitalizations. The subadviser focuses on stocks of companies exhibiting long-term sustainable earnings and cash flow growth that is not yet reflected in investor expectations or equity valuations.
All Cap Value	Lord, Abbett & Co., LLC	To seek capital appreciation. Under normal market conditions, the portfolio invests in equity securities of U.S. and multinational companies in all capitalization ranges that the subadviser believes are undervalued. The portfolio will invest at least 50% of its net assets in equity securities of large, seasoned companies with market capitalizations at the time of purchase that fall within the market capitalization range of the Russell 1000 Index.* This range varies daily. The portfolio will invest the remainder of its assets in mid-sized and small company securities.
Alpha Opportunities	Wellington Management Company, LLP	To seek long-term total return. The portfolio employs a “multiple sleeve structure” which means the portfolio has several components that are managed separately in different styles. The portfolio seeks to attain its objective by combining these different component styles into a single portfolio.

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Portfolio	Portfolio Manager	Investment Objective and Strategy
American Asset Allocation	Capital Research Management Company (Adviser to the American Funds Insurance Series)	To seek to provide high total return (including income and capital gains) consistent with preservation of capital over the long term. The portfolio invests all of its assets in Class 1 shares of the master fund, the Asset Allocation Fund, a series of American Funds Insurance Series. The master fund invests in a diversified portfolio of common stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments. In addition, the master fund may invest up to 25% of its debt assets in lower quality debt securities (rated Ba or below by Moody’s and BB or below by S&P or unrated but determined to be of equivalent quality). Such securities are sometimes referred to as “junk bonds.” The master fund is designed for investors seeking above-average total return.
American Blue Chip Income and Growth	Capital Research Management Company (Adviser to the American Funds Insurance Series)	To seek to produce income exceeding the average yield on U.S. stocks generally (as represented by the average yield on the S&P 500 Index*) and to provide an opportunity for growth of principal consistent with sound common stock investing. The portfolio invests all of its assets in Class 1 shares of the master fund, the Blue Chip Income and Growth portfolio, a series of American Funds Insurance Series. The master portfolio invests primarily in common stocks of larger, more established companies based in the U.S. with market capitalizations of $4 billion and above. The master fund may also invest up to 10% of its assets in common stocks of larger, non-U.S. companies, as long as they are listed or traded in the U.S. The master portfolio will invest, under normal market conditions, at least 90% of its assets in equity securities. The portfolio is designed for investors seeking both income and capital appreciation.
American Bond	Capital Research Management Company (Adviser to the American Funds Insurance Series)	To seek to maximize current income and preserve capital. The portfolio invests all of its assets in Class 1 shares of the master fund, the Bond portfolio, a series of American Funds Insurance Series. The master fund normally invests at least 80% of its net assets (plus borrowing for investment purposes) in bonds. The master fund will invest at least 65% of its assets in investment-grade debt securities (including cash and cash equivalents) and may invest up to 35% of its assets in bonds that are rated Ba 1 or below by Moody’s and BB+ or below by S&P or that are unrated but determined to be of equivalent quality (so called “junk bonds”). It may invest in bonds of issuers domiciled outside the U.S.. The portfolio may also invest up to 20% of its assets in preferred stocks, including convertible and non-convertible preferred stocks. The portfolio is designed for investors seeking income and more price stability than stocks, and capital preservation over the long term.
American Diversified Growth & Income	MFC Global Investment Management (U.S.A.) Limited	To seek long term growth of capital and income. The portfolio invests in underlying portfolios as well as other types of investments. Under normal market conditions, the portfolio will generally invest between 70% and 80% of its assets in equity securities, which include securities held by the underlying portfolios, and between 20% and 30% of its assets in fixed income securities, which include securities held by the underlying portfolios.
American Fundamental Holdings	MFC Global Investment Management (U.S.A.) Limited	To seek long term growth of capital. The portfolio invests in underlying portfolios as well as other types of investments. The portfolio operates as a fund of funds and currently invests primarily in four underlying portfolios of the American Funds Insurance Series: Bond portfolio, Growth portfolio, Growth-Income portfolio, and International portfolio. The portfolio is permitted to invest in six other underlying portfolios of the American Funds Insurance Series: Asset Allocation portfolio, Blue Chip Income and Growth portfolio, Global Growth portfolio, Global Small Capitalization portfolio, High-Income Bond portfolio, and New World portfolio as well as other underlying portfolios. When purchasing shares of the American Funds Insurance Series, the portfolio only purchases Class 1 shares (which are not subject to Rule 12b-1 fees).
American Global Diversification	MFC Global Investment Management (U.S.A.) Limited	To seek long term growth of capital. The portfolio invests in underlying portfolios as well as other types of investments. Under normal market conditions, the portfolio will invest a significant portion of its assets in securities, which include securities held by the underlying portfolios, that are located outside of the U.S.

4

Portfolio	Portfolio Manager	Investment Objective and Strategy
American Growth	Capital Research Management Company (Adviser to the American Funds Insurance Series)	To seek to make the shareholders’ investment grow. The portfolio invests all of its assets in Class 1 shares of the master fund, the Growth portfolio, a series of American Funds Insurance Series. The Growth portfolio invests primarily in common stocks of companies that appear to offer superior opportunities for growth of capital. The Growth portfolio may also invest up to 15% of its assets in equity securities of issuers domiciled outside the U.S. and Canada. In seeking to pursue its investment objective, the portfolio may invest in the securities of issuers representing a broad range of market capitalizations. The portfolio is designed for investors seeking capital appreciation through stocks. Investors in the portfolio should have a long-term perspective and be able to tolerate potentially wide price fluctuations.
American Growth–Income	Capital Research Management Company (Adviser to the American Funds Insurance Series)	To seek to make the shareholders’ investments grow and to provide the shareholder with income over time. The portfolio invests all of its assets in Class 1 shares of the master portfolio, the Growth-Income portfolio, a series of American Funds Insurance Series. The Growth-Income portfolio invests primarily in common stocks or other securities which demonstrate the potential for appreciation and/or dividends. The Growth- Income portfolio may invest up to 15% of its assets in securities of issuers domiciled outside the U.S. and not included in the S&P 500 Index.* The portfolio is designed for investors seeking both capital appreciation and income.
American International	Capital Research Management Company (Adviser to the American Funds Insurance Series)	To seek to make the shareholders’ investment grow. The portfolio invests all of its assets in Class 1 shares of the master fund, the International portfolio, a series of American Funds Insurance Series. The International portfolio invests primarily in common stocks of companies located outside the U.S. The portfolio is designed for investors seeking capital appreciation through stocks. Investors in the portfolio should have a long-term perspective and be able to tolerate potentially wide price fluctuations.
American New World	Capital Research Management Company (Adviser to the American Funds Insurance Series)	To seek to make the shareholders’ investment grow over time. The portfolio invests all of its assets in Class 1 shares of the master fund, the New World portfolio, a series of American Funds Insurance Series. The New World portfolio invests primarily in stocks of companies with significant exposure to countries with developing economies and/or markets. The New World portfolio may also invest in debt securities of issuers, including issuers of lower rated bonds, with exposure to these countries. Under normal market conditions, the portfolio will invest at least 35% of its assets in equity and debt securities of issuers primarily based in what the subadviser deems qualified countries that have developing economies and/or markets. In addition, the portfolio may invest up to 25% of its assets in nonconvertible debt securities of issuers, including issuers of lower rated bonds (“junk bonds”) and government bonds, primarily based in qualified countries or that have a significant portion of their assets or revenues attributable to developing countries. The portfolio may also, to a limited extent, invest in securities of issuers based in nonqualified developing countries.
Balanced	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests in both equity and fixed-income securities. The portfolio employs growth, value and core approaches to allocate its assets among stocks of small, medium and large-capitalization companies in both the U.S. and foreign countries. The portfolio may purchase a variety of fixed income securities, including investment grade and below investment grade debt securities with maturities that range from short to longer term, as well as cash. Under normal market conditions, 55-75% of the portfolio will be invested in equity securities and 25-45% of the portfolio will be invested in fixed-income securities. The precise mix of equity and fixed-income securities will depend on the subadviser‘s outlook for the markets and generally reflect the subadviser’s long-term, strategic asset allocation analysis. The subadviser anticipates that adjustments to the targeted asset allocation will result primarily from changes to its outlook for the global and domestic economies, industry sectors and financial markets, and its assessment of the relative attractiveness of each asset class.

5

Portfolio	Portfolio Manager	Investment Objective and Strategy
Blue Chip Growth	T. Rowe Price Associates, Inc.	To seek to provide long-term growth of capital. Current income is a secondary objective. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of large and medium-sized blue chip growth companies. These are firms that, in the subadviser’s view, are well established in their industries and have the potential for above-average earnings growth.
Capital Appreciation	Jennison Associates, LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in equity and equity related securities of companies that, at the time of investment, exceed $1 billion in market capitalization and that the subadviser believes have above-average growth prospects. These companies are generally medium to large-capitalization companies.
Capital Appreciation Value	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests primarily in common stocks of established U.S. companies that have above-average potential for capital growth. Common stocks typically constitute at least 50% of the portfolio’s total assets. The remaining assets are generally invested in other securities, including convertible securities, corporate and government debt, foreign securities, futures and options. The portfolio may invest up to 20% of its total assets in foreign securities.
Core Allocation Plus	Wellington Management Company, LLP	To seek total return, consisting of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests in equity and fixed income securities of issuers located within and outside the U.S. The portfolio will allocate its assets between fixed income securities, which may include investment grade and below investment grade debt securities with maturities that range from short to longer term, and equity securities, based upon the subadviser’s targeted asset mix, which may change over time. Under normal circumstances, the targeted asset mix may range between 50%-75% equity instruments and 25%-50% fixed income instruments and will generally reflect the subadviser’s long term, strategic asset allocation analysis. The subadviser anticipates that adjustments to the targeted asset allocation will result primarily from changes to its outlook for the global and domestic economies, industry sectors and financial markets and, to a lesser extent, its opinion of the relative attractiveness of each asset class.
Core Bond	Wells Capital Management, Incorporated	To seek total return consisting of income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in a broad range of investment grade debt securities, including U.S. Government obligations, corporate bonds, mortgage-backed and other asset-backed securities and money market instruments. The subadviser invests in debt securities that the subadviser believes offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity. The portfolio may also invest in unrated bonds that the subadviser believes are comparable to investment grade debt securities.
Core Strategy	MFC Global Investment Management (U.S.A.) Limited	To seek long term growth of capital. Current income is also a consideration. Under normal market conditions, the portfolio invests in a number of the other index portfolios of JHT. The portfolio invests approximately 70% of its total assets in underlying portfolios which invest primarily in equity securities and approximately 30% of its total assets in underlying portfolios which invest primarily in fixed income securities.
Disciplined Diversification	Dimensional Fund Advisors LP	To seek total return consisting of capital appreciation and current income. Under normal market conditions, the portfolio invests primarily in equity securities and fixed-income securities of domestic and international issuers, including equities of issuers in emerging markets, in accordance with the following range of allocations:
		Target Allocation	Range of Allocations
		Equity Securities: 70%	65% – 75%
		Fixed-Income Securities: 30%	25% – 35%
The portfolio may invest outside these ranges and may invest defensively during unusual or unsettled market conditions.

6

Portfolio	Portfolio Manager	Investment Objective and Strategy
Emerging Small Company	RCM Capital Management, LLC	To seek long term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in securities of small cap companies. The subadviser defines small cap companies as U.S. companies that have a market capitalization that does not exceed the highest market capitalization of any company contained in either the Russell 2000 Index* or the S&P Small Cap Index.*
Equity-Income	T. Rowe Price Associates, Inc.	To seek to provide substantial dividend income and also long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities, with at least 65% in common stocks of well-established companies paying above-average dividends.
Financial Services	Davis Selected Advisers, L.P.	To seek growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies that, at the time of investment, are principally engaged in financial services.
Franklin Templeton Founding Allocation	MFC Global Investment Management (U.S.A.) Limited	To seek long-term growth of capital. The portfolio operates as a fund of funds and invests in other portfolios and in other investment companies as well as other types of investments. The portfolio currently invests primarily in three underlying portfolios: Global, Income and Mutual Shares portfolios, as described in the JHT prospectus. The portfolio may purchase any portfolios except other JHT funds of funds and the American feeder funds. When purchasing shares of other JHT funds, the Franklin Templeton Founding Allocation Fund only purchases NAV shares (which are not subject to Rule 12b-1 fees).
Fundamental Value	Davis Selected Advisers, L.P.	To seek growth of capital. Under normal market conditions, the portfolio invests primarily in common stocks of U.S. companies with market capitalizations of at least $10 billion. The portfolio may also invest in companies with smaller capitalizations.
Global	Templeton Global Advisors Limited	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests primarily in the equity securities of companies located throughout the world, including emerging markets.
Global Allocation	UBS Global Asset Management (Americas) Inc.	To seek total return, consisting of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests in equity and fixed income securities of issuers located within and outside the U.S. The portfolio will allocate its assets between fixed income securities and equity securities.
Global Bond	Pacific Investment Management Company LLC	To seek maximum total return, consistent with preservation of capital and prudent investment management. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in fixed income instruments that are economically tied to at least three countries (one of which may be the U.S.), which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities. These fixed income instruments may be denominated in non-U.S. currencies or in U.S. dollars, which may be represented by forwards or derivatives, such as options, futures contracts, or swap agreements.
Global Real Estate	Deutsche Investment Management Americas Inc.	To seek a combination of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of U.S. real estate investments (“REITs”), foreign entities with tax-transparent structures similar to REITs and U.S. and foreign real estate operating companies. Equity securities include common stock, preferred stock and securities convertible into common stock. The portfolio will be invested in issuers located in at least three different countries, including the U.S.
Health Sciences	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies engaged, at the time of investment, in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences.

7

Portfolio	Portfolio Manager	Investment Objective and Strategy
High Yield	Western Asset Management Company	To realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in high yield securities, including corporate bonds, preferred stocks, U.S. Government and foreign securities, mortgage-backed securities, loan assignments or participations and convertible securities which have the following ratings (or, if unrated, are considered by the subadviser to be of equivalent quality):
Corporate Bonds, Preferred Stocks and Convertible Securities
Rating Agency
		Moody’s	Ba through C
		S&P	BB through D
International Core	Grantham, Mayo, Van Otterloo & Co, LLC	To seek high total return. Under normal market conditions, the portfolio invests at least 80% of its total assets in equity investments. The portfolio typically invests in equity investments in companies from developed markets outside the U.S. The portfolio seeks to achieve its objective by outperforming its benchmark, the MSCI EAFE Index.*
International Equity Index A	SSgA Funds Management, Inc.	To seek to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets. Under normal market conditions, the portfolio invests at least 80% of its assets in securities listed in the MSCI All CountryWorld Ex U.S. Index* or American Depository Receipts or Global Depository Receipts representing such securities.
International Equity Index B	SSgA Funds Management, Inc.	To seek to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets. Under normal market conditions, the portfolio invests at least 80% of its assets in securities listed in the MSCI All CountryWorld Ex U.S. Index* or American Depository Receipts or Global Depository Receipts representing such securities.
International Opportunities	Marsico Capital Management, LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in common stocks of foreign companies that are selected for their long-term growth potential. The portfolio may invest in companies of any size throughout the world. The portfolio invests in issuers from at least three different countries not including the U.S. The portfolio may invest in common stocks of companies economically tied to emerging markets. Some issuers or securities in the portfolio may be based in or economically tied to the U.S.
International Small Cap	Franklin Templeton Investment Corp.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in investments of smaller companies outside the U.S., including emerging markets, which have total stock market capitalizations or annual revenues of $4 billion or less.
International Value	Templeton Investment Counsel, LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests primarily in equity securities of companies located outside the U.S., including in emerging markets.
Investment Quality Bond	Wellington Management Company, LLP	To provide a high level of current income consistent with the maintenance of principal and liquidity. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in bonds rated investment grade at the time of investment. The portfolio will tend to focus on corporate bonds and U.S. government bonds with intermediate to longer term maturities.
Large Cap	UBS Global Asset Management (Americas) Inc.	To seek to maximize total return, consisting of capital appreciation and current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of U.S. large capitalization companies. The portfolio defines large capitalization companies as those with a market capitalization range, at the time of investment, equal to that of the portfolio’s benchmark, the Russell 1000 Index.*

8

Portfolio	Portfolio Manager	Investment Objective and Strategy
Large Cap Value	BlackRock Investment Management, LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of large cap companies selected from those that are, at the time of purchase, included in the Russell 1000 Value Index.* The portfolio will seek to achieve its investment objective by investing primarily in a diversified portfolio of equity securities of large cap companies located in the U.S. The portfolio will seek to outperform the Russell 1000 Value Index by investing in equity securities that the subadviser believes are selling at below normal valuations.
Lifestyle Aggressive	MFC Global Investment Management (U.S.A.) Limited	To seek long-term growth of capital. Current income is not a consideration. The portfolio operates as a fund of funds and, except as otherwise described below, generally invests approximately 100% of its assets in underlying portfolios that invest primarily in equity securities.
Lifestyle Balanced	MFC Global Investment Management (U.S.A.) Limited	To seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The portfolio operates as a fund of funds and generally invests approximately 40% of its assets in underlying portfolios that invest primarily in fixed income securities and approximately 60% in underlying portfolios that invest primarily in equity securities.
Lifestyle Conservative	MFC Global Investment Management (U.S.A.) Limited	To seek a high level of current income with some consideration given to growth of capital. The portfolio operates as a fund of funds and generally invests approximately 80% of its assets in underlying portfolios that invest primarily in fixed income securities and approximately 20% in underlying portfolios that invest primarily in equity securities.
Lifestyle Growth	MFC Global Investment Management (U.S.A.) Limited	To seek long-term growth of capital. Current income is also a consideration. The portfolio operates as a fund of funds and, except as otherwise described below, generally invests approximately 20% of its assets in underlying portfolios that invest primarily in fixed income securities and approximately 80% in underlying portfolios that invest primarily in equity securities.
Lifestyle Moderate	MFC Global Investment Management (U.S.A.) Limited	To seek a balance between a high level of current income and growth of capital, with a greater emphasis on income. The portfolio operates as a fund of funds and, except as otherwise described below, generally invests approximately 60% of its assets in underlying portfolios that invest primarily in fixed income securities and approximately 40% in underlying portfolios that invest primarily in equity securities.
Mid Cap Index	MFC Global Investment Management (U.S.A.) Limited	To seek to approximate the aggregate total return of a mid-cap U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the S&P MidCap 400 Index* and (b) securities (which may or may not be included in the S&P MidCap 400 Index) that the subadviser believes as a group will behave in a manner similar to the index.
Mid Cap Intersection	Wellington Management Company, LLP	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of medium-sized companies with significant capital appreciation potential. For the purposes of the portfolio, “medium-sized companies” are those with market capitalizations, at the time of investment, within the market capitalization range of companies represented in either the Russell MidCap Index* or the S&P MidCap 400 Index.*
Mid Cap Stock	Wellington Management Company, LLP	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of medium-sized companies with significant capital appreciation potential. For the portfolio, “medium-sized companies” are those with market capitalizations within the collective market capitalization range of companies represented in either the Russell MidCap Index* or the S&P MidCap 400 Index.*

9

Portfolio	Portfolio Manager	Investment Objective and Strategy
Mid Value	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets in companies with market capitalizations that are within the S&P MidCap 400 Index* or the Russell MidCap Value Index.* The portfolio invests in a diversified mix of common stocks of mid-size U.S. companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation.
Money Market	MFC Global Investment Management (U.S.A.) Limited	To seek to obtain maximum current income consistent with preservation of principal and liquidity. Under normal market conditions, the portfolio invests in high quality, U.S. dollar denominated money market instruments. Certain market conditions may cause the return of the portfolio to become low or possibly negative.
Money Market B	MFC Global Investment Management (U.S.A.) Limited	To seek to obtain maximum current income consistent with preservation of principal and liquidity. Under normal market conditions, the portfolio invests in high quality, U.S. dollar denominated money market instruments. Certain market conditions may cause the return of the portfolio to become low or possibly negative.
Natural Resources	Wellington Management Company, LLP	To seek long-term total return. Under normal market conditions, the portfolio will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity and equity-related securities of natural resource-related companies worldwide, including emerging markets. Natural resource-related companies include companies that own or develop energy, metals, forest products and other natural resources, or supply goods and services to such companies.
Optimized All Cap	MFC Global Investment Management (U.S.A.) Limited	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in equity securities of U.S. companies. The portfolio will focus on equity securities of U.S. companies across the three market capitalization ranges of large, mid and small.
Optimized Value	MFC Global Investment Management (U.S.A.) Limited	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 65% of its total assets in equity securities of U.S. companies with the potential for long-term growth of capital, with a market capitalization range, at the time of investment, equal to that of the portfolio’s benchmark, the Russell 1000 Value Index.*
Overseas Equity	Capital Guardian Trust Company	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of a diversified mix of large established and medium-sized foreign companies located primarily in developed countries (outside of the U.S.) and, to a lesser extent, in emerging markets.
Pacific Rim	MFC Global Investment Management (U.S.A.) Limited	To seek to achieve long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks and equity-related securities of established, larger-capitalization non-U.S. companies located in the Pacific Rim region, including emerging markets, that have attractive long-term prospects for growth of capital. Current income from dividends and interest will not be an important consideration in the selection of portfolio securities.
PIMCO VIT All Asset (a series of PIMCO Variable Insurance Trust) (only Class M is available for sale)	Pacific Investment Management Company LLC	To seek maximum real return consistent with preservation of real capital and prudent investment management. The portfolio invests primarily in a diversified mix of: (a) common stocks of large and mid sized U.S. companies, and (b) bonds with an overall intermediate term average maturity.
Real Estate Securities	Deutsche Investment Management Americas Inc.	To seek to achieve a combination of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of real estate investments and real estate companies. Equity securities include common stock, preferred stock and securities convertible into common stock.

10

Portfolio	Portfolio Manager	Investment Objective and Strategy
Real Return Bond	Pacific Investment Management Company LLC	To seek maximum real return, consistent with preservation of real capital and prudent investment management. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. Governments, their agencies or instrumentalities and corporations, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.
Science & Technology	T. Rowe Price Associates, Inc. RCM Capital Management LLC	To seek long-term growth of capital. Current income is incidental to the portfolio’s objective. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of companies expected to benefit from the development, advancement, and/or use of science and technology. For purposes of satisfying this requirement, common stock may include equity linked notes and derivatives relating to common stocks, such as options on equity linked notes.
Short-Term Bond	Declaration Management & Research, LLC	To seek income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) at the time of investment in a diversified mix of debt securities and instruments. The securities and instruments will have an average credit quality rating of “A” or “AA” and a weighted average effective maturity between one and three years, and no more than 15% of the portfolio’s net assets will be invested in high yield bonds.
Small Cap Growth	Wellington Management Company, LLP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-cap companies. For the purposes of the portfolio, “small-cap companies” are those with market capitalizations, at the time of investment, not exceeding the maximum market capitalization of any company represented in either the Russell 2000 Index* or the S&P SmallCap 600.*
Small Cap Index	MFC Global Investment Management (U.S.A.) Limited	To seek to approximate the aggregate total return of a small-cap U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the Russell 2000 Index* and (b) securities (which may or may not be included in the Russell 2000 Index) that the subadviser believes as a group will behave in a manner similar to the index.
Small Cap Opportunities	Invesco AIM Capital Management, Inc. & Dimensional Fund Advisors LP	To seek long-term capital appreciation. Under normal market conditions, Invesco AIM Capital Management, Inc. invests at least 80% of its subadvised net assets (plus any borrowings for investment purposes) in equity securities of small-capitalization companies. Dimensional Fund Advisors LP generally will invest its subadvised net assets in a broad and diverse group of readily marketable common stocks of small and mid cap companies traded on a principal U.S. exchange or on the over-the-counter market that Dimensional Fund Advisers LP determines to be value stocks at the time of purchase.
Small Cap Value	Wellington Management Company, LLP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-cap companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation. For the purposes of the portfolio, “small-cap companies” are those with market capitalizations, at the time of investment, not exceeding the maximum market capitalization of any company represented in either the Russell 2000 Index* or the S&P Small Cap 600 Index.*
Small Company Value	T. Rowe Price Associates, Inc.	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies with market capitalizations, at the time of investment, that do not exceed the maximum market capitalization of any security in the Russell 2000 Index.* The portfolio invests in small companies whose common stocks are believed to be undervalued.

11

Portfolio	Portfolio Manager	Investment Objective and Strategy
Strategic Bond	Western Asset Management Company	To seek a high level of total return consistent with preservation of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in fixed income securities.
Strategic Income	MFC Global Investment Management (U.S.) LLC	To seek a high level of current income. Under normal market conditions, the portfolio invests at least 80% of its assets in the following types of securities: foreign government and corporate debt securities from developed and emerging markets, U.S. Government and agency securities, and domestic high-yield bonds.
Total Bond Market B	Declaration Management & Research LLC	To seek to track the performance of the Barclays Capital U.S. Aggregate Bond Index** (which represents the U.S. investment grade bond market). Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in securities listed in the Barclays Capital U.S. Aggregate Bond Index.
Total Return	Pacific Investment Management Company LLC	To seek maximum total return, consistent with preservation of capital and prudent investment management. Under normal market conditions, the portfolio invests at least 65% of its total assets in a diversified portfolio of fixed income instruments of varying maturities, which may be represented by forwards or derivatives, such as options, futures contracts, or swap agreements.
Total Stock Market Index	MFC Global Investment Management (U.S.A.) Limited	Seeks to approximate the aggregate total return of a broad U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the Wilshire 5000 Total Market Index* and (b) securities (which may or may not be included in the Wilshire 5000 Total Market Index) that the subadviser believes as a group will behave in a manner similar to the index.
U.S. Government Securities	Western Asset Management Company	To obtain a high level of current income consistent with preservation of capital and maintenance of liquidity. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and derivative securities such as collateralized mortgage obligations backed by such securities and futures contracts. The portfolio may invest the balance of its assets in non-U.S Government securities including, but not limited to, fixed rate and adjustable rate mortgage-backed securities, asset-backed securities, corporate debt securities and money market instruments.
U.S. High Yield Bond	Wells Capital Management Incorporated	To seek total return with a high level of current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. corporate debt securities that are, at the time of investment, below investment grade, including preferred and other convertible securities in below investment grade debt securities (sometimes referred to as “junk bonds” or high yield securities). The portfolio also invests in corporate debt securities and may buy preferred and other convertible securities and bank loans.
Utilities	MFS Investment Management	To seek capital growth and current income (income above that available from the portfolio invested entirely in equity securities). Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in securities of companies in the utilities industry. Securities in the utilities industry may include equity and debt securities of domestic and foreign companies (including emerging markets).
Value	Van Kampen Investments	To realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk. Under normal market conditions, the portfolio invests in equity securities of companies with capitalizations, at the time of investment, similar to the market capitalization of companies in the Russell MidCapValue Index.*

*“Wilshire 5000 Total Market Index®” is a trademark of Wilshire Associates. “MSCI All Country World Ex US Index” is a trademark of Morgan Stanley & Co. Incorporated. “Russell 1000,®” “Russell 2000,®” “Russell 1000 Value,®” “Russell 3000,®” “Russell MidCap,®” and “Russell MidCap Value®” are trademarks of Frank Russell Company.“S&P 500,®” “S&P MidCap 400,®” and “S&P SmallCap 600®” are trademarks of The McGraw-Hill Companies, Inc. None of the portfolios are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the portfolios.

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The indices referred to in the portfolio descriptions track companies having the ranges of approximate market capitalization, as of February 28, 2009, set out below:

Wilshire 5000 Total Market Index — $1 million to $385 billion MSCI All Country World Ex US Index — $199 million to $176 billion MSCI EAFE Index — $199 million to $126 billion

Russell 1000 Index — $41 million to $337.9 billion Russell 1000 Value Index — $41 million to $337.9 billion Russell 2000 Index — $3.2 million to $3.7 billion Russell 3000 Index — $3 million to $337.9 billion Russell MidCap Index — $41 million to $13.8 billion Russell MidCap Value Index — $41 million to $13.8 billion S&P 500 Index — $224 million to $337.9 billion S&P MidCap 400 Index — $42 million to $4.6 billion S&P SmallCap 600 Index — $200 million to $1 billion

**The Barclays Capital U.S. Aggregate Bond Index (which represents the U.S. investment grade bond market) is a bond index that relies on indicators such as quality, liquidity, term and duration as relevant measures of performance.

4. Tax considerations

This description of Federal income tax consequences is only a brief summary and is neither exhaustive nor authoritative. It was written to support the promotion of our products. It does not constitute legal or tax advice, and it is not intended to be used and cannot be used to avoid any penalties that may be imposed on you. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax adviser. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively. The policy may be used in various arrangements, including non- qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the value of using the policy in any such arrangement depends in part on the tax consequences, a qualified tax adviser should be consulted for advice.

General

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of the Separate Account in our taxable income and take deductions for investment income credited to our “policy holder reserves.” We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge the Separate Account for any resulting income tax costs, other than a “DAC tax” charge we may impose against the Separate Account to compensate us for the finance costs attributable to the acceleration of our income tax liabilities by reason of a “DAC tax adjustment.” We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the series funds. These benefits can be material. We do not pass these benefits through to the Separate Account, principally because: (i) the deductions and credits are allowed to us and not the policy owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on the Separate Account assets that are passed through to policy owners.

The policies permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the policies or the Separate Account. Currently, we do not anticipate making any specific charge for such taxes other than any DAC tax charge and premium taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.

Death benefit proceeds and other policy distributions

Generally, death benefits paid under policies such as yours are not subject to income tax. Earnings on your policy value are ordinarily not subject to income tax as long as we don’t pay them out to you. If we do pay out any amount of your policy value upon surrender or partial withdrawal, all or part of that distribution would generally be treated as a return of the premiums you’ve paid and not subjected to income tax. However certain distributions associated with a reduction in death benefit or other policy benefits within the first fifteen years after issuance of the policy are ordinarily taxable in whole or in part. Amounts you borrow are generally not taxable to you.

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However, some of the tax rules change if your policy is found to be a modified endowment contract. This can happen if you’ve paid premiums in excess of limits prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind, including loans. (See “7-pay premium limit and modified endowment contract status” below.)

We expect the policy to receive the same Federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code (the “Code”) defines a life insurance contract for Federal tax purposes. For a policy to be treated as a life insurance contract, it must satisfy either the cash value accumulation test or the guideline premium test. These tests limit the amount of premium that you may pay into the policy. We will monitor compliance with these standards. If we determine that a policy does not satisfy section 7702, we may take whatever steps are appropriate and reasonable to bring it into compliance with section 7702.

If the policy complies with section 7702, the death benefit proceeds under the policy ordinarily should be excludable from the beneficiary’s gross income under section 101 of the Code. If your policy offers, and you have elected the Acceleration of Death Benefit for Qualified Long-Term Care Services Rider, the rider’s benefits generally will be excludable from gross income under the Code. The tax-free nature of these accelerated benefits is contingent on the rider meeting specific requirements under section 101 and/or section 7702B of the Code. We have designed the rider to meet these standards.

Increases in policy value as a result of interest or investment experience will not be subject to Federal income tax unless and until values are received through actual or deemed distributions. In general, unless the policy is a modified endowment contract, the owner will be taxed on the amount of distributions that exceed the premiums paid under the policy. An exception to this general rule occurs in the case of a decrease in the policy’s death benefit or any other change that reduces benefits under the policy in the first fifteen years after the policy is issued and that results in a cash distribution to the policy owner. Changes that reduce benefits include partial withdrawals, death benefit option changes, and distributions required to keep the policy in compliance with section 7702. For purposes of this rule any distribution within the two years immediately before a reduction in benefits will also be treated as if it caused the reduction. A cash distribution that reduces policy benefits will be taxed in whole or in part (to the extent of any gain in the policy) under rules prescribed in section 7702. The taxable amount is subject to limits prescribed in section 7702(f)(7). Any taxable distribution will be ordinary income to the owner (rather than capital gain).

Distributions for tax purposes include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy’s ownership. If your policy offers, and you have elected the Acceleration of Death Benefit for Qualified Long-Term Care Services Rider, you may be deemed to have received a distribution for tax purposes each time a deduction is made from your policy value to pay the rider charge. After 2009, such deductions from policy value will be treated as a return of premiums paid, but will not be included in income even if you have recovered all of your premiums.

It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under section 7702 of the Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if any of the funds failed to meet certain investment diversification or other requirements of the Code. If this were to occur, you would be subject to income tax on the income credited to the policy from the date of issue to the date of the disqualification and for subsequent periods.

Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws will depend on the circumstances of each owner or beneficiary. If the person insured by the policy is also its owner, either directly or indirectly through an entity such as a revocable trust, the death benefit will be includible in his or her estate for purposes of the Federal estate tax. If the owner is not the person insured, the value of the policy will be includible in the owner’s estate upon his or her death. Even if ownership has been transferred, the death proceeds or the policy value may be includible in the former owner’s estate if the transfer occurred less than three years before the former owner’s death or if the former owner retained certain kinds of control over the policy. You should consult your tax adviser regarding these possible tax consequences.

Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy’s ownership or making any assignment of ownership interests.

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Policy loans

We expect that, except as noted below (see “7-pay premium limit and modified endowment contract status”), loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason other than the payment of the death benefit, the amount of any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans, you might find yourself having to choose between high premiums required to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

Diversification rules and ownership of the Account

Your policy will not qualify for the tax benefits of a life insurance contract unless the Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have “investment control” over the underlying assets.

In certain circumstances, the owner of a variable life insurance policy may be considered the owner, for Federal income tax purposes, of the assets of the separate account used to support the policy. In those circumstances, income and gains from the separate account assets would be includible in the policy owner’s gross income. The Internal Revenue Service (“IRS”) has stated in published rulings that a variable policy owner will be considered the owner of separate account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the “extent to which Policyholders may direct their investments to particular sub-accounts of a separate account without being treated as owners of the underlying assets.” As of the date of this prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable life insurance or annuity contract despite the owner’s ability to allocate funds among as many as twenty subaccounts.

The ownership rights under your policy are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that policyholders were not owners of separate account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy’s proportionate share of the assets of the Account.

We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that the funds will be able to operate as currently described in the series funds’ prospectuses, or that a series fund will not have to change any fund’s investment objectives or policies. We have reserved the right to modify your policy if we believe doing so will prevent you from being considered the owner of your policy’s proportionate share of the assets of the Account, but we are under no obligation to do so.

7-pay premium limit and modified endowment contract status

At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

The 7-pay limit is the total of net level premiums that would have been payable at any time for a comparable fixed policy to be fully “paid-up” after the payment of seven equal annual premiums. “Paid-up” means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first seven policy years exceed the 7-pay limit, the policy will be treated as a modified endowment contract, which can have adverse tax consequences.

Policies classified as modified endowment contracts are subject to the following tax rules:

•

First, all partial withdrawals from such a policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the distribution over the investment in the policy at such time. If you own any other modified endowment contracts issued to you in the same calendar year by the same insurance company or its affiliates, their values will be combined with the value of the policy from which you take the withdrawal for purposes of determining how much of the withdrawal is taxable as ordinary income.

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•

Second, loans taken from or secured by such a policy and assignments or pledges of any part of its value are treated as partial withdrawals from the policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as an additional loan.

•

Third, a 10% additional income tax is imposed on the portion of any distribution (including distributions on surrender) from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:

•	is made on or after the date on which the policy owner attains age 59 1/ 2;

•	is attributable to the policy owner becoming disabled; or

•

is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner’s beneficiary.

These exceptions to the 10% additional tax do not apply in situations where the policy is not owned by an individual.

Furthermore, any time there is a “material change” in a policy, the policy will begin a new 7-pay testing period as if it were a newly-issued policy. The material change rules for determining whether a policy is a modified endowment contract are complex. In general, however, the determination of whether a policy will be a modified endowment contract after a material change depends upon the relationship among the death benefit of the policy at the time of such change, the policy value at the time of the change, and the additional premiums paid into the policy during the seven years starting with the date on which the material change occurs.

Moreover, if there is at any time a reduction in benefits under the policy (such as a reduction in the death benefit or the reduction or cancellation of certain rider benefits) the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested from the beginning of the 7-pay testing period using the lower limit from the date it was issued. If the premiums paid to date at any point during the 7-pay testing period are greater than the recalculated 7-pay limit, the policy will become a modified endowment contract. If your policy is a survivorship policy, the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested, using the lower limit, from the date it was issued.

If your policy is issued as a result of a section 1035 exchange, it may be considered to be a modified endowment contract if the death benefit under the new policy is smaller than the death benefit under the exchanged policy, or if you reduce coverage in your new policy after it is issued. Therefore, if you desire to reduce the face amount as part of a 1035 exchange, a qualified tax adviser should be consulted for advice.

All modified endowment contracts issued by the same insurer (or its affiliates) to the same owner during any calendar year generally are required to be treated as one contract for the purpose of applying the modified endowment contract rules. A policy received in exchange for a modified endowment contract will itself also be a modified endowment contract. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.

Corporate and H.R. 10 retirement plans

The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of section 401 of the Code. If so, the Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Code.

Withholding

To the extent that policy distributions to you are taxable, they are generally subject to withholding for your Federal income tax liability. However if you reside in the United States, you can generally choose not to have tax withheld from distributions.

Life insurance purchases by residents of Puerto Rico

In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service ruled that income received by residents of Puerto Rico under a life insurance policy issued by a United States company is U.S.-source income that is subject to United States Federal income tax.

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Life insurance purchases by non-resident aliens

If you are not a U.S. citizen or resident, you will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, you may be subject to state and/or municipal taxes and taxes imposed by your country of citizenship or residence. You should consult with a qualified tax adviser before purchasing a policy.

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In addition to the disclosure contained herein, John Hancock USA has filed with the SEC a prospectus and a Statement of Additional Information (the “SAI”) which contains additional information about John Hancock USA and the Account, including information on our history, services provided to the Account and legal and regulatory matters. The SAI and personalized illustrations of death benefits, account values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your John Hancock USA representative. The SAI may be obtained by contacting the John Hancock USA Servicing Office. You should also contact the John Hancock USA Servicing Office to request any other information about your policy or to make any inquiries about its operation.

Information about the Account (including the SAI) can be reviewed and copied at the SEC’s Public Reference Branch, 100 F Street, NE, Room 1580, Washington, DC, 20549. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-5850. Reports and other information about the Account are available on the SEC’s Internet website at http://www.sec.gov. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 100 F Street, NE, Washington, DC 20549-0102.

SUPPLEMENT DATED MAY 1, 2009

TO

PROSPECTUSES DATED MAY 1, 2009 OR LATER

This Supplement is to be distributed with certain prospectuses dated May 1, 2009 or later for variable life insurance policies issued by John Hancock Life Insurance Company, John Hancock Variable Life Insurance Company, John Hancock Life Insurance Company (U.S.A.) or John Hancock Life Insurance Company of New York.

The prospectuses involved bear the title “Protection Variable Universal Life,” “Accumulation Variable Universal Life,” “Corporate VUL,” “Medallion Variable Universal Life Plus,” “Medallion Variable Universal Life Edge,” “Medallion Variable Universal Life Edge II,” “Medallion Executive Variable Life,” “Medallion Executive Variable Life II,” “Medallion Executive Variable Life III,” “Performance Executive Variable Life,” “Variable Estate Protection,” “Variable Estate Protection Plus,” “Variable Estate Protection Edge,” “Performance Survivorship Variable Universal Life” and Survivorship Variable Universal Life.” We refer to these prospectuses as the “Product Prospectuses.”

This supplement will be used only with policies sold through the product prospectuses and through registered representatives affiliated with the M Financial Group.

This Supplement is accompanied with a current prospectus for the M Fund, Inc. that contains detailed information about the funds. Be sure to read that prospectus before selecting any of the four additional variable investment options/investment accounts.

AMENDMENT TO PRODUCT PROSPECTUSES

The table on the cover page of each product prospectus is amended to include the following four additional variable investment options/investment accounts:

Brandes International Equity

Turner Core Growth

Frontier Capital Appreciation

Business Opportunity Value

VL M SUPP (5/09)